Document and Entity Information	12 Months Ended
Mar. 31, 2011
Document and Entity Information
Document Type	20-F
Amendment Flag	false
Document Period End Date	Mar 31, 2011
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY
Trading Symbol	nmr
Entity Registrant Name	NOMURA HOLDINGS INC
Entity Central Index Key	0001163653
Current Fiscal Year End Date	--03-31
Entity Well-known Seasoned Issuer	Yes
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Common Stock, Shares Outstanding	3,600,886,932

Consolidated Balance Sheets In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2010 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)
Cash and cash deposits:
Cash and cash equivalents	$ 19,579	$ 12,333	¥ 1,620,340	¥ 1,020,647
Time deposits	4,101		339,419	196,909
Deposits with stock exchanges and other segregated cash	2,304		190,694	134,688
Cash and cash deposits, Total	25,984		2,150,453	1,352,244
Loans and receivables:
Loans receivable (including 692,232 million and 554,180 million ( $6,696 million) measured at fair value by applying the fair value option in 2010 and 2011, respectively)	15,361		1,271,284	1,310,375
Receivables from customers	396		32,772	59,141
Receivables from other than customers	11,221		928,626	707,623
Allowance for doubtful accounts	(59)	(66)	(4,860)	(5,425)
Loans and receivables, Total	26,919		2,227,822	2,071,714
Collateralized agreements:
Securities purchased under agreements to resell (including 904,126 million ( $10,925 million) measured at fair value by applying the fair value option in 2011)	115,498		9,558,617	7,073,926
Securities borrowed	67,638		5,597,701	5,393,287
Collateralized agreements, Total	183,136		15,156,318	12,467,213
Trading assets and private equity investments:
Trading assets (including securities pledged as collateral of 3,921,863 million and 4,621,042 million ( $55,837 million) in 2010 and 2011, respectively; including 18,546 million and 15,444 million ( $187 million) measured at fair value by applying the fair value option in 2010 and 2011, respectively)	180,673		14,952,511	14,374,028
Private equity investments (including 61,918 million and 62,553 million ( $756 million) measured at fair value by applying the fair value option in 2010 and 2011, respectively)	3,497		289,420	326,254
Trading assets and private equity investments, Total	184,170		15,241,931	14,700,282
Other assets:
Office buildings, land, equipment and facilities (net of accumulated depreciation and amortization of 273,616 million in 2010 and 300,075 million ( $3,626 million) in 2011)	4,737		392,036	357,194
Non-trading debt securities	7,151		591,797	308,814
Investments in equity securities	1,100		91,035	122,948
Investments in and advances to affiliated companies	3,300		273,105	251,273
Other	6,869		568,493	598,746
Other assets, Total	23,157		1,916,466	1,638,975
Total assets	443,366		36,692,990	32,230,428
LIABILITIES AND EQUITY
Short-term borrowings (including 103,975 million and 183,524 million ( $2,218 million) measured at fair value by applying the fair value option in 2010 and 2011, respectively)	14,102		1,167,077	1,301,664
Payables and deposits:
Payables to customers	10,638		880,429	705,302
Payables to other than customers	4,962		410,679	374,522
Deposits received at banks	9,818		812,500	448,595
Payables and deposits, Total	25,418		2,103,608	1,528,419
Collateralized financing:
Securities sold under agreements to repurchase (including 332,337 million ( $4,016 million) measured at fair value by applying the fair value option in 2011)	130,665		10,813,797	8,078,020
Securities loaned	20,664		1,710,191	1,815,981
Other secured borrowings	14,046		1,162,450	1,322,480
Collateralized financing, Total	165,375		13,686,438	11,216,481
Trading liabilities	104,990		8,688,998	8,356,806
Other liabilities	6,673		552,316	494,983
Long-term borrowings (including 1,839,251 million and 2,300,606 million ( $27,799 million) measured at fair value by applying the fair value option in 2010 and 2011, respectively)	101,534		8,402,917	7,199,061
Total liabilities	418,092		34,601,354	30,097,414
Commitments and contingencies (Note 20)
Common stock
No par value share; Authorized-6,000,000,000 shares in 2010 and 2011 Issued-3,719,133,241 shares in 2010 and 2011 Outstanding-3,669,044,614 shares in 2010 and 3,600,886,932 shares in 2011	7,183		594,493	594,493
Additional paid-in capital	7,810		646,315	635,828
Retained earnings	12,921		1,069,334	1,074,213
Accumulated other comprehensive loss	(1,567)		(129,696)	(109,132)
Total NHI shareholders' equity before treasury stock	26,347		2,180,446	2,195,402
Common stock held in treasury, at cost-50,088,627 shares in 2010 and 118,246,309 shares in 2011	(1,181)		(97,692)	(68,473)
Total NHI shareholders' equity	25,166		2,082,754	2,126,929
Noncontrolling interests	108		8,882	6,085
Total equity	25,274		2,091,636	2,133,014
Total liabilities and equity	$ 443,366		¥ 36,692,990	¥ 32,230,428

Consolidated Balance Sheets (Parenthetical) In Millions, except Share data	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)
Consolidated Balance Sheets
Loans receivable, fair value	$ 6,696	¥ 554,180	¥ 692,232
Securities purchased under agreements to resell, fair value option	10,925	904,126
Trading assets, securities pledged as collateral	55,837	4,621,042	3,921,863
Trading assets, fair value	187	15,444	18,546
Private equity investments, fair value	756	62,553	61,918
Office buildings, land, equipment and facilities, accumulated depreciation and amortization	3,626	300,075	273,616
Short-term borrowings, fair value	2,218	183,524	103,975
Securities sold under agreements to repurchase, fair value option	4,016	332,337
Long-term borrowings, fair value	$ 27,799	¥ 2,300,606	¥ 1,839,251
No par value
Authorized	6,000,000,000	6,000,000,000	6,000,000,000
Issued	3,719,133,241	3,719,133,241	3,719,133,241
Outstanding	3,600,886,932	3,600,886,932	3,669,044,614
Common stock held in treasury, shares	118,246,309	118,246,309	50,088,627

Consolidated Statements of Operations In Millions, except Per Share data	12 Months Ended
	Mar. 31, 2011 USD ( $)		Mar. 31, 2011 JPY ( ¥)		Mar. 31, 2010 JPY ( ¥)		Mar. 31, 2009 JPY ( ¥)
Revenue:
Commissions	$ 4,899		¥ 405,463		¥ 395,083		¥ 306,803
Fees from investment banking	1,293		107,005		121,254		54,953
Asset management and portfolio service fees	1,739		143,939		132,249		140,166
Net gain (loss) on trading	4,066		336,503		417,424		(128,339)
Gain (loss) on private equity investments	233		19,292		11,906		(54,791)
Interest and dividends	4,182		346,103		235,310		331,356
Gain (loss) on investments in equity securities	(202)		(16,677)		6,042		(25,500)
Other	531		43,864		37,483		39,863
Total revenue	16,741		1,385,492		1,356,751		664,511
Interest expense	3,079		254,794		205,929		351,884
Net revenue	13,662		1,130,698		1,150,822		312,627
Non-interest expenses:
Compensation and benefits	6,271		518,993		526,238		491,555
Commissions and floor brokerage	1,113		92,088		86,129		73,681
Information processing and communications	2,210		182,918		175,575		154,980
Occupancy and related depreciation	1,061		87,843		87,806		78,480
Business development expenses	364		30,153		27,333		31,638
Other	1,516		125,448		142,494		262,558
Non-interest expenses, Total	12,535		1,037,443		1,045,575		1,092,892
Income (loss) before income taxes	1,127		93,255		105,247		(780,265)
Income tax expense (benefit)	741		61,330		37,161		(70,854)
Net income (loss)	386	[1]	31,925	[1]	68,086	[1]	(709,411)	[1]
Less: Net income (loss) attributable to noncontrolling interests	40		3,264		288		(1,219)
Net income (loss) attributable to NHI shareholders	$ 346		¥ 28,661		¥ 67,798		¥ (708,192)
Basic-
Net income (loss) attributable to NHI shareholders per share	$ 0.1		¥ 7.9		¥ 21.68		¥ (364.69)
Diluted-
Net income (loss) attributable to NHI shareholders per share	$ 0.09		¥ 7.86		¥ 21.59		¥ (366.16)

[1]	Net income (loss) is net income (loss) before subtracting Net income (loss) attributable to noncontrolling interests.

Consolidated Statements of Changes in Equity In Millions		Common stock USD ( $)	Common stock JPY ( ¥)	Additional paid-in capital USD ( $)	Additional paid-in capital JPY ( ¥)	Retained earnings USD ( $)	Retained earnings JPY ( ¥)		Cumulative translation adjustments USD ( $)	Cumulative translation adjustments JPY ( ¥)	Defined benefit pension plans USD ( $)	Defined benefit pension plans JPY ( ¥)	Accumulated other comprehensive loss USD ( $)	Accumulated other comprehensive loss JPY ( ¥)	Common stock held in treasury USD ( $)	Common stock held in treasury JPY ( ¥)	Total NHI shareholders' equity USD ( $)	Total NHI shareholders' equity JPY ( ¥)	Noncontrolling interests USD ( $)		Noncontrolling interests JPY ( ¥)		Total USD ( $)		Total JPY ( ¥)
Balance at beginning of year at Mar. 31, 2008			¥ 182,800		¥ 177,227		¥ 1,779,783			¥ (28,416)		¥ (42,695)				¥ (80,575)					¥ 12,978	[1]
Cash dividends							(48,675)														(131)	[1]
Net income (loss) attributable to noncontrolling interests																					(1,219)	[1]			(1,219)
Net income attributable to NHI shareholders							(708,192)	[1]																	(709,411)	[2]
Issuance of common stock			138,965		143,482
Adjustments to initially apply "The fair value option"							5,258
Cumulative effect of change in accounting principle							15,641
Issuance and exercise of common stock options					9,954
Gain (loss) on sales of treasury stock					2,755
Beneficial conversion feature relating to convertible bond					40,995
Cumulative translation adjustments																					(1,572)	[1]			(46,625)
Repurchases of common stock																(91)
Pension liability adjustment												(2,273)													(2,273)
Sale of common stock																73
Common stock issued to employees																3,759
Purchase / Sale (Disposition) of subsidiary shares, etc., net	[1]																				3,071
Net change during the year										(45,053)						(68)					(977)	[1]
Balance at end of year at Mar. 31, 2009			321,765		374,413		1,038,557			(73,469)		(44,968)		(118,437)		(76,902)		1,539,396			12,150	[1]			1,551,546
Cash dividends							(25,803)														(103)	[1]
Net income (loss) attributable to noncontrolling interests																					288	[1]			288
Net income attributable to NHI shareholders							67,798																		68,086	[2]
Issuance of common stock	[1]		217,728		228,934
Cumulative effect of change in accounting principle					(26,923)		(6,339)																		5,000
Issuance and exercise of common stock options					(4,242)
Gain (loss) on sales of treasury stock					5,702
Beneficial conversion feature relating to convertible bond					2,959
Cumulative translation adjustments																					(196)	[1]			(1,057)
Repurchases of common stock																(18)
Pension liability adjustment												10,166													10,166
Sale of common stock																13
Conversion of convertible bonds			55,000		55,000
Common stock issued to employees																8,275
Purchase / Sale (Disposition) of subsidiary shares, etc., net	[1]																				(2,004)
Other net change in noncontrolling interests	[1]																				(4,050)
Sale of subsidiary shares to noncontrolling interests					561
Net change during the year					(576)					(861)						159
Balance at end of year at Mar. 31, 2010		7,183	594,493	7,683	635,828	12,980	1,074,213		(898)	(74,330)	(421)	(34,802)		(109,132)	(827)	(68,473)		2,126,929	74	[1]	6,085	[1]			2,133,014
Cash dividends						(348)	(28,806)												(1)	[1]	(100)	[1]
Net income (loss) attributable to noncontrolling interests																			40	[1]	3,264	[1]	40		3,264
Net income attributable to NHI shareholders						346	28,661																386	[2]	31,925	[2]
Cumulative effect of change in accounting principle						(57)	(4,734)
Issuance and exercise of common stock options				88	7,296
Gain (loss) on sales of treasury stock				39	3,191
Cumulative translation adjustments																			(13)	[1]	(1,055)	[1]	(292)		(24,151)
Repurchases of common stock															(452)	(37,378)
Pension liability adjustment											31	2,532											31		2,532
Sale of common stock															0	4
Common stock issued to employees															98	8,155
Purchase / Sale (Disposition) of subsidiary shares, etc., net															0	0			0	[1]	0	[1]
Other net change in noncontrolling interests	[1]																		8		688
Net change during the year									(279)	(23,096)
Balance at end of year at Mar. 31, 2011		$ 7,183	¥ 594,493	$ 7,810	¥ 646,315	$ 12,921	¥ 1,069,334		$ (1,177)	¥ (97,426)	$ (390)	¥ (32,270)	$ (1,567)	¥ (129,696)	$ (1,181)	¥ (97,692)	$ 25,166	¥ 2,082,754	$ 108	[1]	¥ 8,882	[1]	$ 25,274		¥ 2,091,636

[1]	Noncontrolling interests, which were previously included in Other liabilities, are classified as equity in accordance with updated guidance for the accounting and reporting of noncontrolling interests which Nomura adopted on April 1, 2009. Net income (loss) attributable to NHI was previously reported as Net income (loss).
[2]	Net income (loss) is net income (loss) before subtracting Net income (loss) attributable to noncontrolling interests.

Consolidated Statements of Comprehensive Income In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)		Mar. 31, 2011 JPY ( ¥)		Mar. 31, 2010 JPY ( ¥)		Mar. 31, 2009 JPY ( ¥)
Consolidated Statements of Comprehensive Income
Net income (loss)	$ 386	[1]	¥ 31,925	[1]	¥ 68,086	[1]	¥ (709,411)	[1]
Other comprehensive income (loss):
Change in cumulative translation adjustments, net of tax	(292)		(24,151)		(1,057)		(46,625)
Defined benefit pension plans:
Pension liability adjustment	50		4,074		18,339		(5,861)
Deferred income taxes	(19)		(1,542)		(8,173)		3,588
Total	31		2,532		10,166		(2,273)
Total other comprehensive income (loss)	(261)		(21,619)		9,109		(48,898)
Comprehensive income (loss)	125		10,306		77,195		(758,309)
Less: Comprehensive income (loss) attributable to noncontrolling interests in subsidiaries	27		2,209		92		(2,791)
Comprehensive income (loss) attributable to NHI shareholders	$ 98		¥ 8,097		¥ 77,103		¥ (755,518)

[1]	Net income (loss) is net income (loss) before subtracting Net income (loss) attributable to noncontrolling interests.

Consolidated Statements of Cash Flows In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)		Mar. 31, 2011 JPY ( ¥)		Mar. 31, 2010 JPY ( ¥)		Mar. 31, 2009 JPY ( ¥)
Cash flows from operating activities:
Net income (loss)	$ 386	[1]	¥ 31,925	[1]	¥ 68,086	[1]	¥ (709,411)	[1]
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	913		75,587		73,081		75,780
Stock-based compensation	225		18,638		9,737		16,476
(Gain) loss on investments in equity securities	202		16,677		(6,042)		25,500
Equity in (earnings) loss of affiliates, net of dividends received	(82)		(6,800)		(8,097)		12,842
Loss on disposal of office buildings, land, equipment and facilities	77		6,348		2,446		6,107
Deferred income taxes	667		55,199		19,574		(83,631)
Changes in operating assets and liabilities:
Time deposits	(1,876)		(155,251)		348,003		72,670
Deposits with stock exchanges and other segregated cash	(819)		(67,738)		142,416		(153,059)
Trading assets and private equity investments	(17,906)		(1,481,908)		(3,123,679)		(3,153,499)
Trading liabilities	14,577		1,206,394		3,737,079		1,323,314
Securities purchased under agreements to resell, net of securities sold under agreements to repurchase	3,959		327,668		(1,437,635)		1,490,423
Securities borrowed, net of securities loaned	(5,391)		(446,152)		(69,472)		(278,318)
Other secured borrowings	(1,934)		(160,031)		(1,591,535)		425,886
Loans and receivables, net of allowance for doubtful accounts	(4,286)		(354,691)		(248,175)		(1,336,288)
Payables	3,861		319,506		139,919		994,150
Bonus accrual	(106)		(8,802)		30,784		73,368
Accrued income taxes, net	(316)		(26,174)		65,718		(72,209)
Other, net	5,008		414,515		347,022		557,270
Net cash used in operating activities	(2,841)		(235,090)		(1,500,770)		(712,629)
Cash flows from investing activities:
Payments for purchases of office buildings, land, equipment and facilities	(2,252)		(186,350)		(83,079)		(95,978)
Proceeds from sales of office buildings, land, equipment and facilities	1,328		109,888		2,909		38,799
Payments for purchases of investments in equity securities	(2)		(221)		(2,318)		(6,236)
Proceeds from sales of investments in equity securities	39		3,247		1,272		2,065
(Increase) decrease in loans receivable at banks, net	(729)		(60,350)		(105,800)		28,096
Increase in non-trading debt securities, net	(3,456)		(286,013)		(64,586)		(19,415)
Business combinations or disposals, net	67		5,570		(9,865)		(39,421)
Increase in investments in affiliated companies, net	(108)		(8,936)		(13)		(5,965)
Other, net	(1)		(49)		(8,163)		(850)
Net cash used in investing activities	(5,114)		(423,214)		(269,643)		(98,905)
Cash flows from financing activities:
Increase in long-term borrowings	27,400		2,267,658		3,059,225		2,091,553
Decrease in long-term borrowings	(14,355)		(1,188,034)		(1,470,978)		(1,262,300)
Increase (decrease) in short-term borrowings, net	(1,175)		(97,282)		137,076		(175,988)
Increase in deposits received at banks, net	4,451		368,354		13,279		126,520
Proceeds from issuances of common stock					446,662		282,447
Proceeds from sales of common stock held in treasury	0		8		10		65
Payments for repurchases of common stock held in treasury	(452)		(37,378)		(18)		(91)
Payments for cash dividends	(351)		(29,083)		(11,130)		(64,924)
Proceeds from issuances of stock by subsidiaries					2,404		2,478
Net cash provided by financing activities	15,518		1,284,243		2,176,530		999,760
Effect of exchange rate changes on cash and cash equivalents	(317)		(26,246)		964		(81,896)
Net increase in cash and cash equivalents	7,246		599,693		407,081		106,330
Cash and cash equivalents at beginning of the year	12,333		1,020,647		613,566		507,236
Cash and cash equivalents at end of the year	19,579		1,620,340		1,020,647		613,566
Cash paid during the year for-
Interest	3,138		259,679		210,742		416,124
Income tax payments (refunds), net	$ 390		¥ 32,305		¥ (62,994)		¥ 84,986

[1]	Net income (loss) is net income (loss) before subtracting Net income (loss) attributable to noncontrolling interests.

Consolidated Statements of Cash Flows (Parenthetical) In Millions	12 Months Ended				12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)	Mar. 31, 2010 Convertible Bonds [Member] JPY ( ¥)
Assets acquired, cash and cash equivalents			¥ 45,981	¥ 56,168
Assets acquired, debt			27,663	28,849
Capital lease			26,572
Increase in additional paid-in capital					55,000
Common stock					55,000
Long-term borrowings, Carrying value			110,000		110,000
Additional paid-in capital associated with beneficial conversion				40,995
Assets excluding cash and cash equivalent increased	3,328	275,464
Liabilities excluding cash and cash equivalent increased	$ 3,501	¥ 289,757

Summary of Accounting Policies	12 Months Ended
Mar. 31, 2011
Summary of Accounting Policies
Summary of Accounting Policies

1. Summary of accounting policies:

Description of business—

Nomura Holdings, Inc. (the "Company") and its broker-dealer, banking and other financial services subsidiaries provide investment, financing and related services to individual, institutional and government clients on a global basis. The Company and other entities in which it has a controlling financial interest are collectively referred to as "Nomura."

Nomura operates its business through various divisions based upon the nature of specific products and services, its main client base and its management structure. In April 2010, Nomura established a Wholesale Division, encompassing the former Global Markets, Investment Banking and Merchant Banking Divisions. Also, Nomura realigned its reportable segments to reflect how it operates and manages its business. Accordingly, Nomura's management structure and management reporting is now based on the Retail, Asset Management, and Wholesale segments.

In its Retail business, Nomura provides investment consultation services mainly to individual clients in Japan. In its Asset Management business, Nomura develops and manages investment trusts, and provides investment advisory services. In its Wholesale business, Nomura is engaged in the sales and trading of debt and equity securities and currencies on a global basis to various institutions, provides investment banking services such as the underwriting of bonds and equities as well as mergers and acquisitions and financial advice and invests in private equity businesses and seeks to maximize returns on the investments by increasing the corporate value of investee companies.

Basis of presentation—

The accounting and financial reporting policies of the Company conform to accounting principles generally accepted in the United States ("U.S. GAAP") as applicable to broker-dealers. Effective July 1, 2009, Nomura adopted the Financial Accounting Standards Board ("FASB") Accounting Standard Codification™ ("Codification") as required by Accounting Standard Codification Topic ("ASC") 105 "Generally Accepted Accounting Principles" and Accounting Standards Update ("ASU") No. 2009-01 "Topic 105—Generally Accepted Accounting Principles." The primary objective of the Codification is to simplify access to all authoritative literature related to a particular topic in one place by replacing former authoritative guidance provided from different sources in various pronouncements such as Statement of Financial Accounting Standards, Emerging Issue Task Force Abstracts, FASB Interpretations, FASB Staff Positions, AICPA Statements of Position and Industry Guides. Further, effective July 1, 2009, any changes to the Codification are communicated by the FASB through an ASU.

As the Codification is not intended to change U.S. GAAP but rather consolidates it into a single set of rules, adoption of the Codification by the Company has not had a material financial impact on these consolidated financial statements. All technical references to U.S. GAAP pronouncements within these consolidated financial statements have been replaced with the relevant Codification topic or sub-topic references.

These consolidated financial statements include the accounts of the Company and other entities in which it has a controlling financial interest. The Company initially determines whether it has a controlling financial interest in an entity by evaluating whether the entity is a variable interest entity ("VIE") under ASC 810, "Consolidation" ("ASC 810"). VIEs are entities in which equity investors do not have the characteristics of a controlling financial interest or which do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support. The Company consolidates VIEs where Nomura is the primary beneficiary, which is where Nomura holds variable interests that provide power over the most significant activities of the VIE and the right to receive benefits or the obligation to absorb losses meeting a significance test, provided that Nomura is not acting as a fiduciary for other interest holders. For certain VIE entities that qualify as investment companies under ASC 946 "Financial Services—Investment Companies" ("ASC 946") or for which it is industry practice to apply guidance consistent with the measurement principles in ASC 946, Nomura is the primary beneficiary when it holds interests that will absorb a majority of the expected losses or a majority of the expected residual returns of the entity, or both.

For entities other than VIEs, Nomura is generally determined to have a controlling financial interest in an entity when it owns a majority of the voting interests.

Equity investments in entities in which Nomura has significant influence over operating and financial decisions (generally defined as 20 to 50 percent of the voting stock of a corporate entity, or at least 3 percent of a limited partnership) are accounted for under the equity method of accounting ("equity method investments") and reported in Other assets—Investments in and advances to affiliated companies or at fair value by electing the fair value option permitted by ASC 825 "Financial Instruments" ("ASC 825") and reported within Trading assets or Private equity investments. Investments undertaken by Nomura's merchant banking business are reported within Private equity investments. Other investments are reported within Trading assets. Equity investments in which Nomura has neither control nor significant influence are carried at fair value, with changes in fair value recognized through the consolidated statements of operations.

Certain entities in which the Company has a financial interest are investment companies under ASC 946. These entities, including subsidiaries such as Nomura Principal Finance Co., Ltd. ("NPF"), carry all of their investments at fair value, with changes in fair value recognized through the consolidated statements of operations.

The Company's principal subsidiaries include Nomura Securities Co., Ltd. ("NSC"), Nomura Securities International, Inc. and Nomura International plc ("NIP").

All material intercompany transactions and balances have been eliminated on consolidation. Certain reclassifications of previously reported amounts have been made to conform to the current year presentation.

Use of estimates—

In presenting these consolidated financial statements, management makes estimates regarding the valuation of certain financial instruments and investments, the outcome of litigation and tax examinations, the recovery of the carrying value of goodwill, the allowance for doubtful accounts, the realization of deferred tax assets and other matters that affect the reported amounts of assets and liabilities as well as the disclosures in these consolidated financial statements. Estimates, by their nature, are based on judgment and available information. Therefore, actual results may differ from estimates which could have a material impact on these consolidated financial statements, and it is possible that such adjustments could occur in the near term.

Fair value of financial instruments—

A significant amount of Nomura's financial assets and financial liabilities are carried at fair value, with changes in fair value recognized through the consolidated statements of operations. Use of fair value is either specifically required under U.S. GAAP or Nomura makes an election to use fair value for certain eligible items under the fair value option.

Other financial assets and financial liabilities are carried at fair value on a nonrecurring basis, where the primary measurement basis is not fair value. Fair value is only used in specific circumstances such as to measure impairment.

In all cases, fair value is determined in accordance with ASC 820, "Fair Value Measurements and Disclosures" ("ASC 820") which defines fair value as the amount that would be exchanged to sell a financial asset or transfer a financial liability in an orderly transaction between market participants at the measurement date. It assumes that the transaction occurs in Nomura's principal market, or in the absence of a principal market, the most advantageous market for the relevant financial asset or financial liability. See Note 3, "Fair value of financial instruments" below for more information regarding how Nomura estimates fair value for specific types of financial instruments used in the ordinary course of business.

Private equity business—

Private equity investments are generally carried at fair value, with changes in fair value recognized through the consolidated statements of operations. See Note 5, "Private equity business" for more information.

Transfers of financial assets—

Nomura accounts for the transfer of a financial asset as a sale when Nomura relinquishes control over the asset by meeting the following conditions: (a) the asset has been isolated from the transferor (even in bankruptcy or other receivership), (b) the transferee has the right to pledge or exchange the asset received, or if the transferee is an entity whose sole purpose is to engage in securitization or asset-backed financing activities, if, the holders of its beneficial interests have the right to pledge or exchange the beneficial interests held and (c) the transferor has not maintained effective control over the transferred asset.

In connection with its securitization activities, Nomura utilizes special purpose entities ("SPEs") to securitize commercial and residential mortgage loans, government and corporate securities and other types of financial assets. Nomura's involvement with SPEs includes structuring and underwriting, distributing and selling debt instruments and beneficial interests issued by SPEs to investors. Nomura derecognizes financial assets transferred in securitizations provided that Nomura has relinquished control over such assets and does not consolidate the SPE. Nomura may obtain or retain an interest in the financial assets, including residual interests in the SPEs dependent upon prevailing market conditions. Any such interests are accounted for at fair value and included in Trading assets within the consolidated balance sheets with the change in fair value included within Revenue—Net gain (loss) on trading in the consolidated statements of operations.

Foreign currency translation—

The financial statements of the Company's subsidiaries are measured using their functional currency which is the currency of the primary economic environment in which the entity operates. All assets and liabilities of subsidiaries which have a functional currency other than Japanese yen are translated into Japanese yen at exchange rates in effect at the balance sheet date; all revenue and expenses are translated at the average exchange rates for the respective years and the resulting translation adjustments are accumulated and reported through NHI shareholders' equity within Accumulated other comprehensive loss.

Foreign currency assets and liabilities are translated at exchange rates in effect at the balance sheet date and the resulting translation gains or losses are credited or charged to the consolidated statements of operations.

Fee revenue—

Revenue—Commissions includes amounts charged for executing brokerage transactions accrued on a trade date basis and are included in current period earnings. Revenue—Fees from investment banking includes securities underwriting fees and other corporate financing services fees. Underwriting fees are recorded when services for underwriting are completed. All other fees are recognized when related services are performed. Revenue—Asset management and portfolio service fees are accrued over the period that the related services are provided or when specified performance requirements are met.

Trading assets and trading liabilities—

Trading assets and Trading liabilities primarily comprise debt and equity securities, derivatives, and loans.

Trading assets and Trading liabilities, including contractual commitments arising pursuant to derivative transactions, are recognized on the consolidated balance sheets on a trade date basis and carried at fair value with changes in fair value reported within Revenue—Net gain (loss) on trading in the consolidated statements of operations.

Collateralized agreements and collateralized financing—

Collateralized agreements consist of resale agreements and securities borrowed. Collateralized financing consists of repurchase agreements, securities loaned and other secured borrowings.

Resale and repurchase agreements ("repo transactions") principally involve the buying or selling of government and government agency securities under agreements with clients to resell or repurchase these securities to or from those clients. Nomura monitors the value of the underlying securities on a daily basis relative to the related receivables and payables, including accrued interest, and requests or returns additional collateral when appropriate. Repo transactions are generally accounted for as collateralized agreements or collateralized financing transactions and are recorded on the consolidated balance sheets at the amount at which the securities were originally acquired or sold with applicable accrued interest, as appropriate. Certain repo transactions are carried at fair value through election of the fair value option. No allowance for credit losses is generally recorded on repurchase agreements due to the strict collateralization requirements.

Repo transactions where the maturity of the security transferred as collateral matches the maturity of the repo transaction ("repo-to-maturity transactions") are accounted for as sales rather than collateralized financings where the criteria for derecognition of the securities transferred under ASC 860 "Transfers and Servicing" ("ASC 860") are met. The amounts of securities derecognized from the consolidated balance sheets under repo-to-maturity transactions as of March 31, 2010 and March 31, 2011 was ¥185,047 million and ¥169,766 million, ( $2,051 million), respectively.

Japanese "Gensaki" transactions which have no margin requirements nor substitution rights have also been historically accounted for as sales where the criteria for derecognition of the transferred financial assets under ASC 860 are met. The amounts of securities derecognized from the consolidated balance sheets under Gensaki transactions as of March 31, 2010 and 2011 were not significant. These transactions have largely been replaced with "Gensaki Repo transactions" which have been more common in Japanese financial markets since 2001. Unlike Gensaki transactions, Gensaki Repo transactions contain margin requirements, rights of security substitution, and certain restrictions on the client's right to sell or repledge the transferred securities. Accordingly, Gensaki Repo transactions are accounted for as collateralized agreements or collateralized financing transactions and are recorded on the consolidated balance sheets at the amount that the securities were originally acquired or sold with applicable accrued interest, as appropriate.

Repo transactions (including Gensaki Repo transactions) are presented in the consolidated balance sheets net-by-counterparty, where offsetting is consistent with ASC 210-20 "Balance Sheet—Offsetting" ("ASC 210-20"). See Note 7 "Collateralized transactions" for more information on netting.

Securities borrowed and securities loaned are generally accounted for as collateralized agreements and collateralized financing transactions, respectively. Securities borrowed and securities loaned are generally cash collateralized and are recorded on the consolidated balance sheets at the amount of cash collateral advanced or received. Securities borrowed transactions generally require Nomura to provide the counterparty with collateral in the form of cash or other securities. For securities loaned transactions, Nomura generally receives collateral in the form of cash or other securities. Nomura monitors the market value of the securities borrowed or loaned and requires additional cash or securities, as necessary, to ensure that such transactions are adequately collateralized. No allowance for credit losses is generally recorded on securities borrowing transactions due to the strict collateralization requirements.

Certain Japanese securities lending transactions are accounted for as sales where the criteria for derecognition of the transferred financial assets under ASC 860 are met. The amounts of securities derecognized from the consolidated balance sheets under these transactions as of March 31, 2010 and March 31, 2011 was ¥153,808 million and ¥291,870 million, ( $3,527 million) respectively.

Other secured borrowings consist primarily of secured borrowings from financial institutions and central banks in the inter-bank money market, and are recorded at contractual amounts.

Trading balances of secured borrowings consist of the liabilities related to transfers of financial assets that are accounted for as secured financing transactions rather than sales and are included in the consolidated balance sheets in Long-term borrowings. The fair value option is generally elected for these transactions, which are carried at fair value on a recurring basis. See Note 8, "Securitization and Variable Interest Entities (VIEs)" and Note 12, "Borrowings" for further information regarding these transactions.

On the consolidated balance sheets, all Nomura-owned securities pledged to counterparties where the counterparty has the right to sell or repledge the securities, including Gensaki Repo transactions, are shown parenthetically in Trading assets as Securities pledged as collateral.

Derivatives—

Nomura uses a variety of derivative financial instruments, including futures, forwards, swaps and options, for both trading and non-trading purposes. All freestanding derivatives are carried at fair value in the consolidated balance sheets and reported within Trading assets or Trading liabilities depending on whether fair value is positive or negative, respectively. Changes in fair value are recognized either through the consolidated statements of operations or the consolidated statements of comprehensive income depending on the purpose for which the derivatives are used.

Derivative assets and liabilities are presented in the consolidated balance sheets on a net-by-counterparty basis where offsetting is consistent with ASC 210-20. In addition, fair value amounts recognized for the right to reclaim cash collateral (a receivable) and the obligation to return cash collateral (a payable) are also offset against net derivative liabilities and net derivative assets, respectively.

Certain derivatives embedded in hybrid financial instruments such as structured notes and certificates of deposit are bifurcated from the host contract and are carried at fair value. Embedded derivatives bifurcated from an underlying host debt instrument are reported in Short-term borrowings or Long-term borrowings depending on the maturity of the underlying host contract.

Trading

Derivative financial instruments used for trading purposes, including bifurcated embedded derivatives, are carried at fair value with changes in fair value reported in the consolidated statement of operations within Revenue—Net gain (loss) on trading.

Non-trading

In addition to its trading activities, Nomura uses derivative financial instruments for other than trading purposes such as to manage risk exposures arising from recognized assets and liabilities, forecasted transactions and firm commitments. Certain derivatives used for non-trading purposes are formally designated as fair value and net investment accounting hedges under ASC 815 "Derivatives and Hedging" ("ASC 815").

Nomura designates derivative financial instruments as fair value hedges of interest rate risk arising from specific financial liabilities. These derivatives are effective in reducing the risk associated with the exposure being hedged and they are highly correlated with changes in the fair value of the underlying hedged item, both at inception and throughout the life of the hedge contract. Changes in fair value of the hedging derivatives are reported together with those of the hedged liabilities through the consolidated statements of operations within Interest expense.

Derivative financial instruments designated as hedges of the net investment in foreign operations are linked to specific subsidiaries with non-Japanese yen functional currencies. When determining the effectiveness of net investment hedges, the effective portion of the change in fair value of the hedging derivative is determined by changes in spot exchange rates and is reported through NHI shareholders' equity within Accumulated other comprehensive loss. Change in fair value of the hedging derivatives attributable to changes in the difference between the forward rate and spot rate is excluded from the measure of hedge effectiveness and is reported in the consolidated statements of operations within Revenue—Other.

See Note 4 "Derivative Instruments and Hedging Activities" for more information

Loans receivable—

Loans receivable are loans which management intends to hold for the foreseeable future. Loans receivable are either carried at fair value or at amortized cost. Interest earned on Loans receivable is generally reported in the consolidated statements of operations within Revenue—Interest and dividends.

Loans receivable carried at fair value

Certain loans which are risk managed on a fair value basis are carried at fair value through election of the fair value option. Nomura makes this election to mitigate volatility in the consolidated statement of operations caused by the difference in measurement basis that would otherwise exist between the loans and the derivatives used to risk manage those loans. Changes in the fair value of loans receivable accounted for at fair value are reported in the consolidated statements of operations within Revenue—Net gain (loss) on trading.

Loans receivable carried at amortized cost

Loans receivable which are not accounted for at fair value are carried at amortized cost. Amortized cost represents cost adjusted for deferred fees or costs, unamortized premiums or discounts on purchased loans and after deducting applicable allowance for loan losses.

Loan origination fees, net of direct origination costs, are amortized to Revenue—Interest and dividends as an adjustment to yield over the life of the loan. Net unamortized deferred fees and costs were ¥525 million and ¥483 million ( $6 million) as of March 31, 2010 and March 31, 2011, respectively.

See Note 9 "Financing receivables" for more information.

Other receivables—

Receivables from customers include amounts receivable on client securities transactions and Receivables from other than customers include amounts receivable for securities not delivered to a purchaser by the settlement date, margin deposits, commissions, and net receivables arising from unsettled securities transactions. The net receivable arising from unsettled securities transactions reported within Receivables from other than customers was ¥95,954 million and nil as of March 31, 2010 and March 31, 2011, respectively.

These amounts are carried at contractual amounts due less any applicable allowance for credit losses which reflects management's best estimate of probable losses incurred within receivables which have been specifically identified as impaired. The allowance for credit losses is reported in the consolidated balance sheets within the Allowance for doubtful accounts.

Loan commitments—

Unfunded loan commitments are accounted for as either off-balance sheet instruments, or are carried at fair value on a recurring basis either as trading instruments or through election of the fair value option.

Loan commitments are generally accounted for in a manner consistent with the accounting for the loan receivable upon funding. Where the loan receivable will be classified as a trading asset or will be elected for the fair value option, the loan commitment is also generally held at fair value, with changes in fair value reported in the consolidated statement of operations within Revenue—Net gain (loss) on trading. Loan commitment fees are recognized as part of the fair value of the commitment when earned.

For loan commitments where the loan will be held for the foreseeable future, Nomura recognizes an allowance for credit losses which is reported within Other liabilities—other in the consolidated balance sheets which reflects management's best estimate of probable losses incurred which have been specifically identified as impaired. Loan commitment fees are generally deferred and recognized over the term of the arrangement as an adjustment to yield.

Payables and deposits—

Payables to customers include amounts payable on client securities transactions and are generally measured at contractual amounts due.

Payables to other than customers include payables to brokers and dealers for securities not received from a seller by the settlement date and net payables arising from unsettled securities transactions. Amounts are measured at contractual amounts due. The net payable arising from unsettled securities transactions reported within Payables to other than customers was nil and ¥60,771 million ( $734 million) as of March 31, 2010 and March 31, 2011, respectively.

Deposits received at banks represent amounts held on deposit within Nomura's banking subsidiaries and are measured at contractual amounts due.

Office buildings, land, equipment and facilities—

Office buildings, land, equipment and facilities, held for use by Nomura are stated at cost, net of accumulated depreciation and amortization, except for land, which is stated at cost. Significant renewals and additions are capitalized at cost. Maintenance, repairs and minor renewals are expensed as incurred in the consolidated statements of operations.

Depreciation and amortization charges are generally computed using the straight-line method and at rates based on estimated useful lives of each asset according to general class, type of construction and use. The estimated useful lives for significant asset classes are as follows:

Office buildings	5 to 50 years
Equipment and facilities	3 to 35 years
Software	Up to 5 years

Depreciation and amortization is included in Non-interest expenses—Information processing and communications in the amount of ¥56,429 million, ¥51,924 million, ¥52,455 million ( $633 million), and in Non-interest expenses—Occupancy and related depreciation in the amount of ¥19,351 million, and ¥21,157 million, and ¥23,132 million ( $280 million) for the years ended March 31, 2009, 2010 and 2011, respectively.

Leases that involve real estate are classified as either operating or capital leases in accordance with ASC 840 "Leases" ("ASC 840"). Rent expense relating to operating leases is recognized over the lease term on a straight-line basis. If the lease is classified as a capital lease, Nomura records the real estate on the consolidated balance sheets and a liability for minimum lease payments. The real estate is initially recognized at fair value as determined in accordance with ASC 820, and subsequently depreciated over its useful life on straight-line basis. Where Nomura has certain involvement in the construction of real estate subject to a lease, Nomura is deemed the owner of the construction project and records the real estate on the consolidated balance sheet until construction is completed. At the end of the construction period the real estate is either derecognized or continues to be recognized on Nomura's balance sheet in accordance with ASC 840, depending on the extent of Nomura's continued involvement with the real estate.

Long-lived assets, excluding goodwill and indefinite-lived intangible assets, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If the estimated future undiscounted cash flow generated by the asset is less than the carrying amount of the asset, a loss is recognized to the extent that the carrying value exceeds its fair value.

Nomura recorded non-cash impairment charges of ¥2,656 million, and ¥194 million, and ¥1,532 million ( $19 million) substantially related to write-downs of software, office buildings, land, equipment, facilities, and other assets for the years ended March 31, 2009, 2010 and 2011, respectively. These losses are included in the consolidated statements of operations in Non-interest expenses—Other. The revised carrying values of these assets were based on the estimated fair value of the assets.

Investments in equity securities—

Nomura holds minority stakes in the equity securities of unaffiliated Japanese financial institutions and corporations in order to promote existing and potential business relationships. These companies will also often have similar investments in Nomura. Such cross-holdings are a customary business practice in Japan and provide a way for companies to manage shareholder relationships.

These investments, which Nomura refers to as being held for operating purposes, are carried at fair value within Other assets—Investments in equity securities in the consolidated balance sheets, with changes in fair value reported within Revenue—Gain (loss) on investments in equity securities in the consolidated statements of operations. These investments comprise listed and unlisted equity securities in the amounts of ¥89,045 million and ¥33,903 million, respectively, as of March 31, 2010 and ¥66,792 million ( $807 million) and ¥24,243 million ( $293 million), respectively, as of March 31, 2011.

Non-trading debt securities—

Non-trading debt securities consist of debt securities mainly held by non-trading subsidiaries. Non-trading debt securities are carried at fair value, with changes in fair value reported within Revenue—Other in the consolidated statements of operations.

Short-term and long-term borrowings—

Short-term borrowings are defined as borrowings which are due on demand, which have a contractual maturity of one year or less at issuance date, or which have a longer contractual maturity but which contain features outside of Nomura's control that allows the investor to demand redemption within one year from original issuance date.

Short-term and long-term borrowings primarily consist of commercial paper, bank borrowings, structured notes issued by Nomura and SPEs consolidated by Nomura, and financial liabilities recognized in transfers of financial assets which are accounted for as financings rather than sales under ASC 860 ("secured financing transactions"). Of these financial liabilities, certain structured notes and secured financing transactions are accounted for at fair value on a recurring basis through election of the fair value option. Other short and long-term borrowings are primarily carried at amortized cost.

Structured notes—

Structured notes are debt securities which contain embedded features (often meeting the accounting definition of a derivative) that alter the return to the investor from simply receiving a fixed or floating rate of interest to a return that depends upon some other variable(s) such as an equity or equity index, commodity price, foreign exchange rate, credit rating of a third party or more complex interest rate calculation.

All structured notes issued by Nomura on or after April 1, 2008 are carried at fair value on a recurring basis through election of the fair value option. This blanket election for structured notes is made primarily to mitigate the volatility in the consolidated statements of operations caused by differences in the measurement basis for structured notes and the derivatives used to risk manage those positions and to generally simplify the accounting Nomura applies to these financial instruments.

Certain structured notes outstanding as of March 31, 2008 were already measured at fair value but others continue to be accounted for by Nomura by bifurcating the embedded derivative from the associated debt host contract. The embedded derivative is accounted for at fair value and the debt host contract is accounted for at amortized cost.

Changes in the fair value of structured notes elected for the fair value option and bifurcated embedded derivatives are reported within Revenue—Net gain (loss) on trading in the consolidated statements of operations.

Income taxes—

Deferred tax assets and liabilities are recorded for the expected future tax consequences of tax loss carryforwards and temporary differences between the carrying amounts and the tax bases of assets and liabilities based upon enacted tax laws and tax rates. Nomura recognizes deferred tax assets to the extent it believes that it is more likely than not that a benefit will be realized. A valuation allowance is provided for tax benefits available to Nomura that are not deemed more likely than not to be realized.

Nomura recognizes and measures unrecognized tax benefits based on Nomura's estimate of the likelihood, based on the technical merits, that tax positions will be sustained upon examination based on the facts and circumstances and information available at the end of each period. Nomura adjusts the level of unrecognized tax benefits when there is more information available, or when an event occurs requiring a change. The reassessment of unrecognized tax benefits could have a material impact on Nomura's effective tax rate in the period in which it occurs.

Stock-based compensation—

Stock-based awards issued by Nomura are classified as either equity or liability awards depending on the terms of the award.

Stock-based awards which will be settled by the delivery of Nomura shares are classified as equity awards. For these awards, total compensation cost is generally fixed at the grant date and measured using the grant-date fair value of the award, net of any amount the employee is obligated to pay and estimated forfeitures.

Stock-based awards such as Notional Stock Unit ("NSU") which will be settled in cash are classified as liability awards. These are remeasured to fair value at each balance sheet date, net of estimated forfeitures with the final measurement of cumulative compensation cost equal to the settlement amount.

For both equity and liability awards, fair value is determined either by using option pricing models or based on the market price of the Company's shares. Compensation cost is recognized in the consolidated statements of operations over the requisite service period, which generally is equal to the vesting period.

See Note 15. "Stock-based compensation plans" for further information regarding stock-based compensation.

Earnings per share—

The computation of basic earnings per share is based on the average number of shares outstanding during the year. Diluted earnings per share reflects the assumed conversion of all dilutive securities based on the most advantageous conversion rate or exercise price available to the investors, and assuming conversion of convertible debt under the if-converted method.

Cash and cash equivalents—

Nomura defines cash and cash equivalents as cash on hand and demand deposits with banks.

Goodwill and intangible assets—

Goodwill and intangible assets not subject to amortization are reviewed annually, or more frequently in certain circumstances, for impairment. Goodwill is the cost of acquired companies in excess of the fair value of identifiable net assets at acquisition date. Nomura periodically assesses the recoverability of goodwill by comparing the fair value of each reporting unit to which goodwill relates to the carrying amount of the reporting unit including goodwill. If such assessment indicates that the fair value is less than the related carrying amount, a goodwill impairment determination is made. Identifiable intangible assets with finite lives are amortized over their expected useful lives.

Nomura's equity method investments are tested in their entirety for other-than-temporary impairment when there is an indication of impairment. The underlying assets associated with the equity method investments, including goodwill, are not tested separately for impairment.

Restructuring costs—

Costs associated with an exit activity are recognized at fair value in the period in which the liability is incurred. Such costs include one-time termination benefits provided to employees, costs to terminate certain contracts and costs to relocate employees. Termination benefits provided to employees as part of ongoing benefit arrangements are recognized as liabilities during the period in which it is probable that Nomura has incurred a liability and the amount of the liability can be reasonably estimated.

Restructuring costs of a plan to either exit an activity of a company acquired by Nomura or involuntarily terminate or relocate employees of an acquired company are recognized as liabilities assumed in a business combination only if an obligation to incur the costs associated with these activities existed at the acquisition date.

New accounting pronouncements adopted during the current year—

The following new accounting pronouncements relevant to Nomura have been adopted during the year ended March 31, 2011:

Transfers of financial assets and consolidation of variable interest entities

In December 2009, the FASB issued ASU No. 2009-16 "Transfers and Servicing (Topic 860): Accounting for Transfers of Financial Assets" ("ASU 2009-16") which incorporated new guidance for the accounting for transfers of financial assets into ASC 860. ASU 2009-16 changed the requirements for derecognizing financial assets, eliminated the concept of a qualified special purpose entity ("QSPE"), and requires additional disclosures about transfers of financial assets and a transferor's continuing involvement with transfers accounted for as sales. The requirements for derecognizing financial assets include new restrictions regarding when a portion of a financial asset may be accounted for as a sale, as well as a clarification of the criteria required for legal isolation of the transferred assets. Entities previously considered as QSPEs are now evaluated for consolidation under the revised guidance provided by ASC 810 as amended by ASU 2009-17, as described below, provided Nomura had variable interests in those entities at the adoption date.

Nomura prospectively adopted the amendments to ASC 860 from ASU 2009-16 as of April 1, 2010. The adoption did not have a material impact on these financial statements.

In December 2009, the FASB issued ASU No. 2009-17 "Consolidations (Topic 810): Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities" ("ASU 2009-17") which incorporated new guidance for the consolidation of VIE into ASC 810.

ASU 2009-17 amended the rules defining VIEs and requires a company to perform a qualitative analysis to determine if a VIE should be consolidated. If a company has variable interests that provide it with power over the most significant activities of the VIE and the right to receive benefits or the obligation to absorb losses meeting a significance test, the company consolidates the entity, provided that the company is not acting as a fiduciary for other interest holders. Under the new qualitative approach, a quantitative analysis of exposure to expected benefit and loss is no longer determinative in isolation. ASU 2009-17 also requires the consolidation or deconsolidation of VIEs to be evaluated on an ongoing basis, which differs from previous guidance that required evaluation when Nomura first became involved with a VIE and only upon occurrence of certain triggering events.

ASU 2009-17 contains special transition provisions governing whether the assets, liabilities, and noncontrolling interests resulting from consolidation of entities at the date of adoption should occur at their carrying amounts (as if such entities had been consolidated under the revised guidance prior to the adoption date), fair value, or at unpaid principal balances. At adoption, differences between the net amount added to the balance sheet upon consolidation and the amount previously recognized on an unconsolidated basis are recognized as a cumulative adjustment to the beginning balance of retained earnings.

In February 2010, the FASB issued ASU No. 2010-10 "Consolidation (Topic 810): Amendments for Certain Investment Funds" ("ASU 2010-10") which indefinitely deferred the amendments to ASC 810 introduced by ASU 2009-17 for certain entities that qualify as investment companies under ASC 946 or for which it is industry practice to apply guidance consistent with the measurement principles in ASC 946, as long as Nomura has no explicit or implicit obligation to fund losses of the entity that could potentially be significant to the entity (except for certain qualifying money market funds). The ASU did not defer the revised disclosures requirements of ASU 2009-17 for entities determined to be VIEs under guidance existing prior to ASU 2009-17.

Nomura adopted the revised guidance in ASC 810 introduced by ASU 2009-17 and ASU 2010-10 on April 1, 2010 and analyzed the impact on all QSPEs, SPEs, funds and similar entities with which it is involved. Entities qualifying for the deferral under ASU 2010-10 continue to be assessed for consolidation under the guidance included in ASC 810 prior to amendment thereof by ASU 2009-17.

Based on the results of this analysis, Nomura consolidated certain securitization vehicles, which increased total assets by ¥292 billion, total liabilities by ¥297 billion, and decreased total shareholders' equity by ¥5 billion upon adoption as of April 1, 2010. The increase in total assets also did not have a significant effect on Nomura's calculation of risk-weighted assets and therefore did not have a significant effect on Nomura's capital ratios.

Enhanced disclosures about the credit quality of financing receivables and the allowance for loan losses

In July 2010, the FASB issued amendments to ASC 310 "Receivables" ("ASC 310") through issuance of ASU 2010-20 "Receivables (Topic 310): Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses" ("ASU 2010-20"). ASU 2010-20 requires greater transparency of a reporting entity's exposure to credit losses from lending arrangements and significantly expands disclosures by requiring more robust and disaggregated disclosures for the following:

•	Nonaccrual and past due financing receivables;

•	The allowance for credit losses related to financing receivables;

•	Impaired loans (individually evaluated for impairment);

•	Credit quality information; and

•	Modifications (e.g. troubled debt restructurings).

For public entities such as Nomura, the new and amended disclosures that relate to information as of the end of a reporting period (i.e. balance sheet disclosures) were generally effective for the first interim or annual reporting period ending on or after December 15, 2010. New disclosures under ASU 2010-20 that relate to activity that occurs during a reporting period are generally effective for the first interim or annual periods beginning on or after December 15, 2010.

See Note 9 "Financing receivables" in these consolidated financial statements where the new disclosures have been provided.

In January 2011, the FASB issued ASU 2011-01, "Receivables (Topic 310): Deferral of the Effective Date of Disclosures about Troubled Debt Restructurings in Update No. 2010-20" which deferred the disclosures related to troubled debt restructurings originally required by ASU 2010-20 until related revised accounting guidance on troubled debt restructurings was issued. Following issuance of ASU 2011-02 "Receivables (Topic 310): A Creditor's Determination of Whether a Restructuring is a Troubled Debt Restructuring" ("ASU 2011-02") in April 2011 and described further below, these disclosures will now be effective for interim and annual periods beginning on or after June 15, 2011.

As ASU 2010-20 only introduces new disclosures and does not impact how Nomura accounts for financing receivables, adoption of ASU 2010-20 has not had, and is not expected to have, a material impact on these consolidated financial statements.

Future accounting developments—

The following new accounting pronouncements relevant to Nomura will be adopted in future periods:

Presentation of comprehensive income

In June 2011, the FASB issued amendments to ASC 220 "Comprehensive Income" ("ASC 220") through issuance of ASU 2011-05 "Comprehensive Income (Topic 220): Presentation of Comprehensive Income" ("ASU 2011-05") which revises the manner in which reporting entities present comprehensive income in their financial statements. The amendments remove certain presentation options in ASC 220 and require reporting entities to report components of comprehensive income in either a continuous statement of comprehensive income or two separate but consecutive statements.

ASU 2011-05 is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. Early adoption is permitted. Nomura currently expects to adopt the new requirements from April 1, 2012. Because the new requirements only change how comprehensive income is presented within these consolidated financial statements rather than changing when an item must be reported in other comprehensive income or when an item of other comprehensive income is reclassified to earnings, the new requirements are not expected to have a material impact on these consolidated financial statements.

Fair value measurement and disclosures

In May 2011, the FASB issued amendments to ASC 820 through issuance of ASU 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs" ("ASU 2011-04"), which amends the descriptions for measuring fair value and existing fair value measurement disclosures and in particular:

•

Prohibits application of block discounts for all fair value measurements, regardless of classification in the fair value hierarchy and clarifies how other premiums or discounts should be applied in a fair value measurement;

•	Allows the fair value of certain financial instruments held in a portfolio to be measured on the basis of the net position being managed if certain criteria are met;

•	Clarifies that the concepts of highest and best use and valuation premise in a fair value measurement are not relevant for most financial assets and financial liabilities;

•

Clarifies that the fair value of own equity instrument classified in shareholders' equity and certain liabilities should be measured from the perspective of a market participant that holds the instrument as an asset;

•

Clarifies that the principal market should be determined based on the market with greatest volume and level that a reporting entity can access, which is usually the market in which the reporting entity usually transacts;

•	Requires additional qualitative and quantitative disclosures around fair value measurements, including more information around Level 3 inputs.

ASU 2011-04 is effective prospectively during interim and annual periods beginning after December 15, 2011. Early adoption is not permitted.

Nomura will adopt ASU 2011-04 from January 1, 2012 and is currently evaluating its impact on these consolidated financial statements.

Accounting for troubled debt restructurings

In April 2011, the FASB issued amendments to ASC 310 through issuance of ASU 2011-02 "Receivables (Topic 310): A Creditor's Determination of Whether a Restructuring is a Troubled Debt Restructuring" ("ASU 2011-02") which provides additional guidance and clarification to creditors in determining whether a debt restructuring constitutes a troubled debt restructuring.

ASU 2011-02 is effective for interim or annual periods beginning on or after June 15, 2011 and should be applied retrospectively to the beginning of the annual period of adoption.

As a result of issuance of ASU 2011-02, new disclosures around troubled debt restructuring required by ASU 2010-20 described above will also be effective for interim or annual periods beginning on or after June 15, 2011.

Nomura will adopt the new requirements from July 1, 2011 and does not expect these to have a material impact on these consolidated financial statements.

Accounting for repurchase agreements and similar transactions

In April 2011, the FASB issued amendments to ASC 860 through issuance of ASU 2011-03 "Reconsideration of Effective Control for Repurchase Agreements" ("ASU 2011-03") which modifies the effective control criterion for when repurchase agreements and similar transactions are accounted for as secured financing transactions or sales. Currently, when assessing effective control, one of the conditions a transferor has to meet is the ability to repurchase or redeem the financial assets even in the event of default of the transferee. This ability is demonstrated through obtaining cash or other collateral sufficient to fund substantially all of the cost to purchase replacement assets should the transferee fail to return the transferred asset. The new requirements remove this condition and consequently, the level of cash collateral, haircuts and ongoing margining received by the transferor in a repurchase agreement or other similar agreement is now irrelevant in determining if it should be accounted for as a sale.

ASU 2011-03 is effective prospectively for new transactions and modifications of existing transactions that occur on or after the first interim or annual period after December 15, 2011. Early adoption is prohibited.

Nomura will therefore adopt the new requirements from January 1, 2012 and does not expect these to have a material impact on these consolidated financial statements. Certain Japanese securities lending transactions undertaken after adoption date will be accounted for as secured borrowings rather than sales in these consolidated financial statements as the criteria for derecognition of the transferred financial assets under ASC 860 will no longer be met. The amounts of securities derecognized from the consolidated balance sheets under open securities lending transactions as of March 31, 2010 and 2011 were ¥153,808 million and ¥291,870 million ( $3,527 million), respectively.

Disclosure of supplementary pro forma information for business combinations

In December 2010, the FASB issued amendments to ASC 805 "Business Combinations" ("ASC 805") through issuance of ASU 2010-29 "Disclosures of Supplementary Pro Forma Information for Business Combinations" ("ASU 2010-29"), which addresses diversity in practice about the interpretation of the pro forma revenue and earnings disclosure requirements for business combinations. When a business combination has occurred, ASU 2010-29 requires a public entity that presents comparative financial statements to disclose revenue and earnings of the combined entity as though the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period. ASU 2010-29 also expands the supplemental pro forma disclosures under ASC 805 to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings.

ASU 2010-29 is effective prospectively for business combinations occurring in fiscal years beginning on or after December 15, 2010 with early adoption permitted.

Nomura will adopt the new requirements for future business combinations occurring on or after April 1, 2011. Because the new requirements only provide clarification on disclosure requirements, these are not expected to have a material impact on these consolidated financial statements.

Impairment testing of goodwill and other intangibles

In December 2010, the FASB issued amendments to ASC 350 "Intangibles—Goodwill and Other" ("ASC 350") through issuance of ASU 2010-28 "When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts" ("ASU 2010-28"), which addresses questions about determination of the impairment of goodwill in certain narrow circumstances. Under ASC 350, testing for goodwill impairment is a two-step test conducted at the "reporting unit" level. When a goodwill impairment test is performed, an entity must assess whether the carrying amount of a reporting unit exceeds its fair value (Step 1). If it does, an entity must perform an additional test to determine whether goodwill has been impaired and to calculate the amount of that impairment (Step 2). ASU 2010-28 modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts by requiring performance of Step 2 of the test if it is more likely than not that a goodwill impairment exists. Upon adoption of the ASU, an entity with a reporting unit that has a carrying amounts that is zero or negative is required to assess whether it is more likely than not that the reporting unit's goodwill is impaired.

ASU 2010-28 is effective prospectively for fiscal years, and interim periods within those years, beginning after December 15, 2010.

Nomura will adopt the new requirements from April 1, 2011 and they will not have a material impact on these consolidated financial statements in the quarter of adoption.

Fair value measurement disclosures

In January 2010, the FASB issued amendments to ASC 820 through issuance of ASU 2010-06 "Improving Disclosures about Fair Value Measurements" ("ASU 2010-06") which expands fair value disclosure requirements, including a requirement that information about purchases, sales, issuances and settlements of Level 3 instruments be provided on a gross basis.

The majority of the disclosure requirements of ASU 2010-06 were effective for interim or annual periods beginning after December 15, 2009, which for Nomura was the fourth quarter commencing on January 1, 2010. Gross information on purchases, sales, issuances and settlements is required in fiscal years beginning after December 15, 2010 which for Nomura will be within the fiscal year commencing on April 1, 2011 and interim periods within that fiscal year.

Because the new requirements only introduce new disclosures and do not impact upon how Nomura measures fair value, they are not expected to have a material impact on these consolidated financial statements.

Revenue recognition of multiple-deliverable revenue arrangements

In October 2009, the FASB issued amendments to ASC 605 "Revenue Recognition" through issuance of ASU 2009-13 "Revenue Recognition (Topic 605): Multiple-Deliverable Revenue Arrangements-a consensus of the FASB Emerging Issues Task Force" ("ASU 2009-13"), which amends the accounting for multiple-deliverable arrangements to enable vendors to account for products or services separately rather than as a combined unit.

ASU 2009-13 is effective prospectively from fiscal years beginning on or after June 15, 2010 with early adoption permitted.

Nomura will adopt ASU 2009-13 from April 1, 2011 and it will not have a material impact on these consolidated financial statements.

 Other accounting developments—

Offsetting of financial instruments

In January 2011, as part of the ongoing plan to converge International Financial Reporting Standards and U.S. GAAP, the International Accounting Standards Board and the FASB issued an exposure draft significantly restricting the rules for when financial instruments such as repurchase agreements and derivatives can be offset in the balance sheet. In particular:

•

Netting would be required (rather than permitted) only if Nomura has an unconditional and legally enforceable right to set off financial instruments and intends either to settle the eligible asset and eligible liability on a net basis or simultaneously (i.e. at the same moment);

•	Netting collateral amounts against recognized financial assets and liabilities would not be permitted; and

•	Netting currently permitted under industry-specific accounting guidance, including guidance for broker-dealers such as Nomura, would be eliminated.

The exposure draft also introduces significant new disclosure requirements around netting and related arrangements (such as collateral agreements) and the effect of those arrangements on net exposures.

Nomura is currently evaluating the requirements of the exposure draft, but expects adoption of the new guidance, if it is issued as currently drafted, to result in a material increase in the size of Nomura's consolidated balance sheet.

U.S. Dollar Amounts	12 Months Ended
Mar. 31, 2011
U.S. Dollar Amounts
U.S. Dollar Amounts

2. U.S. dollar amounts:

The U.S. dollar amounts are included solely for the convenience of the reader and have been translated at the rate of ¥82.76 = U.S.  $1.00, the noon buying rate in New York City for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York on March 31, 2011. This translation should not be construed to imply that the yen amounts actually represent, or have been or could be converted into, equivalent amounts in U.S. dollars.

Fair Value of Financial Instruments	12 Months Ended
Mar. 31, 2011
Fair Value of Financial Instruments
Fair Value of Financial Instruments
3. Fair value of financial instruments:

The fair value of financial instruments

A significant amount of Nomura's financial instruments are carried at fair value or at amounts that approximate fair value. Financial assets carried at fair value on a recurring basis are reported in the consolidated balance sheets within Trading assets and private equity investments, Loans and receivables, Collateralized agreements and Other assets. Financial liabilities carried at fair value on a recurring basis are reported within Trading liabilities, Short-term borrowings, Payables and deposits, Collateralized financing, Long-term borrowings and Other liabilities.

Other financial assets and financial liabilities are carried at fair value on a nonrecurring basis, where the primary measurement basis is not fair value but where fair value is used in specific circumstances, such as to measure impairment.

In all cases, fair value is determined in accordance with ASC 820 which defines fair value as the amount that would be exchanged to sell a financial asset or transfer a financial liability in an orderly transaction between market participants at the measurement date. It assumes that the transaction occurs in Nomura's principal market, or in the absence of the principal market, the most advantageous market for the relevant financial assets or financial liabilities.

Financial assets carried at fair value also include investments in certain funds for which Nomura applies ASC 820 where, as a practical expedient, fair value is determined on the basis of net asset value per share ("NAV per share") if the NAV per share is calculated in accordance with certain industry standard principles.

Increases and decreases in the fair value of assets and liabilities will significantly impact Nomura's position, performance, liquidity and capital resources. As explained below, valuation techniques applied contain inherent uncertainties and Nomura is unable to predict the accurate impact of future developments in the market. Where appropriate, Nomura uses economic hedging strategies to mitigate its risk, although these hedges are also subject to unpredictable movements in the market.

Valuation methodology for financial instruments carried at fair value on a recurring basis

The fair value of financial instruments is based on quoted market prices including market indices, broker or dealer quotations or an estimation by management of the expected exit price under current market conditions. Various financial instruments, including cash instruments and over-the-counter ("OTC") contracts, have bid and offer prices that are observable in the market. These are measured at the point within the bid-offer range which best represents Nomura's estimate of fair value. Where quoted market prices or broker or dealer quotations are not available, prices for similar instruments or valuation pricing models are considered in the determination of fair value.

Where quoted prices are available in active markets, no valuation adjustments are taken to modify the fair value of assets or liabilities marked using such prices. Other instruments may be measured using valuation techniques, such as valuation pricing models incorporating observable parameters, unobservable parameters or a combination of both. Valuation pricing models use parameters which would be considered by market participants in valuing similar financial instruments.

Valuation pricing models and their underlying assumptions impact the amount and timing of unrealized gains and losses recognized, and the use of different valuation pricing models or underlying assumptions could produce different financial results. Valuation uncertainty results from a variety of factors, including the valuation technique or model selected, the quantitative assumptions used within the valuation model, the inputs into the model, as well as other factors. Valuation adjustments are used to reflect the assessment of this uncertainty. Common valuation adjustments include model reserves, credit adjustments, close-out adjustments, and other appropriate instrument-specific adjustments, such as those to reflect transfer or sale restrictions.

The level of adjustments is largely judgmental and is based on an assessment of the factors that management believe other market participants would use in determining the fair value of similar financial instruments. The type of adjustments taken, the methodology for the calculation of these adjustments, and the inputs for these calculations are reassessed periodically to reflect current market practice and the availability of new information.

For example, the fair value of certain financial instruments includes adjustments for credit risk; both with regards to counterparty credit risk on positions held and Nomura's own creditworthiness on positions issued. Credit risk on financial assets is significantly mitigated by credit enhancements such as collateral and netting arrangements. Any net credit exposure is measured using available and applicable inputs for the relevant counterparty. The same approach is used to measure the credit exposure on Nomura's liabilities as is used to measure counterparty credit risk on Nomura's assets.

Such valuation pricing models are calibrated to the market on a regular basis and inputs used are adjusted for current market conditions and risks. The global risk management unit reviews pricing models and assesses model appropriateness and consistency independently of the front office. The model reviews consider a number of factors about a model's suitability for valuation and sensitivity of a particular product. Valuation models are calibrated to the market on a periodic basis by comparison to observable market pricing, comparison with alternative models, and analysis of risk profiles.

As explained above, any changes in fixed income, equity, foreign exchange and commodity markets can impact Nomura's estimates of fair value in the future, potentially affecting trading gains and losses. Where financial contracts have longer maturity dates, Nomura's estimates of fair value may involve greater subjectivity due to the lack of transparent market data available upon which include base assumptions underlying valuation pricing models.

Concentrations of credit risk

Concentrations of credit risk may arise from trading, securities financing transactions and underwriting activities, and may be impacted by changes in political or economic factors. Nomura has credit risk concentrations on bonds issued by the Japanese Government, U.S. Government, Governments within the European Union ("EU"), their states and municipalities, and their agencies. These concentrations generally arise from taking trading securities positions and are reported within Trading assets in the consolidated balance sheets. Government, state, municipal, and government agency securities, including Securities pledged as collateral, represented 21% of total assets as of March 31, 2010 and 19% as of March 31, 2011. The following tables present geographic allocations of Nomura's trading assets related to government, state, municipal, and government agency securities. See Note 4. "Derivative instruments and hedging activities" about the concentration of credit risk for derivatives.

	Billions of yen
	March 31, 2010
	Japan	U.S.	EU	Other	Total(1)
Governments, states, municipalities and their agencies	¥2,756	¥1,635	¥2,270	¥232	¥6,893
	Billions of yen
	March 31, 2011
	Japan	U.S.	EU	Other	Total(1)
Governments, states, municipalities and their agencies	¥2,822	¥1,184	¥2,640	¥370	¥7,016

	Translation into billions of U.S. dollars
	March 31, 2011
	Japan	U.S.	EU	Other	Total(1)
Governments, states, municipalities and their agencies	$34	$14	$32	$5	$85

(1)	Other than above, there were ¥187 billion of government, state, municipal and agency securities in Other assets—Non-trading debt securities as of March 31, 2010 and ¥410 billion ( $4.95 billion) as of March 31, 2011. The vast majority of these securities are Japanese government, states, municipalities and agency securities.

Fair value hierarchy

All financial instruments measured at fair value, including those carried at fair value using the fair value option, have been categorized into a three-level hierarchy ("the fair value hierarchy") based on the transparency of inputs used by Nomura to estimate fair value. A financial instrument is classified in the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement of the instrument. The three levels of the fair value hierarchy are defined as follows, with Level 1 representing the most transparent inputs and Level 3 representing the least transparent inputs:

Level 1:

Unadjusted quoted prices in active markets for identical assets or liabilities accessible by Nomura at the measurement date.

Level 2:

Quoted prices in inactive markets or prices containing other inputs which are observable, either directly or indirectly. Valuation techniques using observable inputs reflect assumptions used by market participants in pricing financial instruments and are based on data obtained from independent market sources at the measurement date.

Level 3:

Unobservable inputs that are significant to the fair value measurement of the financial instrument. Valuation techniques using unobservable inputs reflect management's assumptions about the estimates used by other market participants in valuing similar financial instruments. These valuation techniques are developed based on the best available information at the measurement date.

The availability of inputs observable in the market varies by product and can be affected by a variety of factors. Significant factors include, but are not restricted to the prevalence of similar products in the market, especially for customized products, how established the product is in the market, for example, whether it is a new product or is relatively mature, and the reliability of information provided in the market which would depend, for example, on the frequency and volume of current data. A period of significant change in the market may reduce the availability of observable data. Under such circumstances, financial instruments may be reclassified into a lower level in the fair value hierarchy.

Significant judgments used in determining the classification of financial instruments include the nature of the market in which the product would be traded, the underlying risks, the type and liquidity of market data inputs and the nature of observed transactions for similar instruments.

Where valuation models include the use of parameters which are less observable or unobservable in the market, significant management judgment is used in establishing fair value. The valuations for Level 3 financial instruments, therefore, involve a greater degree of judgment than those valuations for Level 1 or Level 2 financial instruments.

Certain criteria management use to determine whether a market is active or inactive include the number of transactions, the frequency that pricing is updated by other market participants, the variability of price quotes among market participants, and the amount of publicly available information.

The following tables present information about Nomura's financial assets and financial liabilities measured at fair value on a recurring basis as of March 31, 2010 and 2011, respectively within the fair value hierarchy.

	Billions of yen
	March 31, 2010
	Level 1	Level 2	Level 3	Counterparty and Cash Collateral Netting(1)	Balance as of March 31, 2010
Assets:
Trading assets and private equity investments(2)
Equities(3)	¥830	¥1,068	¥164	¥—	¥2,062
Private equity(3)	1	0	325	—	326
Japanese government securities	2,650	—	—	—	2,650
Japanese agency and municipal securities	104	2	0	—	106
Foreign government, agency and municipal securities	3,075	1,040	22	—	4,137
Bank and corporate debt securities and loans for trading purposes	165	1,599	131	—	1,895
Commercial mortgage-backed securities ("CMBS")	—	110	27	—	137
Residential mortgage-backed securities ("RMBS")	0	1,015	4	—	1,019
Mortgage and other mortgage-backed securities	—	47	117	—	164
Collateralized debt obligations ("CDO")	1	32	43	—	76
Investment trust funds and other	29	53	10	—	92

Total cash instruments	6,855	4,966	843	—	12,664

Derivatives(4):
Equity contracts	851	650	61	—	1,562
Interest rate contracts	3	11,849	172	—	12,024
Credit contracts	0	1,751	302	—	2,053
Foreign exchange contracts	—	701	14	—	715
Commodity contracts	6	24	2	—	32
Netting	—	—	—	(14,350)	(14,350)

Total derivatives	860	14,975	551	(14,350)	2,036

Sub Total	¥7,715	¥19,941	¥1,394	¥(14,350)	¥14,700

Loans and receivables(5)	8	674	10	—	692
Other assets	383	26	38	—	447

Total	¥8,106	¥20,641	¥1,442	¥(14,350)	¥15,839

Liabilities:
Trading liabilities
Equities	¥1,366	¥196	¥0	¥—	¥1,562
Japanese government securities	1,616	—	—	—	1,616
Foreign government, agency and municipal securities	2,334	426	—	—	2,760
Bank and corporate debt securities	—	257	0	—	257
Residential mortgage-backed securities ("RMBS")	—	2	—	—	2

Total cash instruments	5,316	881	0	—	6,197

Derivatives(4):
Equity contracts	941	790	29	—	1,760
Interest rate contracts	3	11,742	163	—	11,908
Credit contracts	0	1,660	360	—	2,020
Foreign exchange contracts	—	765	16	—	781
Commodity contracts	5	25	2	—	32
Netting	—	—	—	(14,341)	(14,341)

Total derivatives	949	14,982	570	(14,341)	2,160

Sub Total	¥6,265	¥15,863	¥570	¥(14,341)	¥8,357

Short-term borrowings(7)	—	101	9	—	110
Payables and deposits(8)	—	0	(0)	—	0
Long-term borrowings(7)(9)(10)	91	1,521	(127)	—	1,485
Other liabilities	3	3	—	—	6

Total	¥6,359	¥17,488	¥452	¥(14,341)	¥9,958

	Billions of yen
	March 31, 2011
	Level 1	Level 2	Level 3	Counterparty and Cash Collateral Netting(1)	Balance as of March 31, 2011
Assets:
Trading assets and private equity investments(2)
Equities(3)	¥951	¥1,230	¥121	¥—	¥2,302
Private equity(3)	—	—	289	—	289
Japanese government securities	2,663	—	—	—	2,663
Japanese agency and municipal securities	—	159	—	—	159
Foreign government, agency and municipal securities	3,382	789	23	—	4,194
Bank and corporate debt securities and loans for trading purposes	—	1,568	51	—	1,619
Commercial mortgage-backed securities ("CMBS")	—	171	28	—	199
Residential mortgage-backed securities ("RMBS")	—	1,963	3	—	1,966
Mortgage and other mortgage-backed securities	—	2	128	—	130
Collateralized debt obligations ("CDO")	—	72	34	—	106
Investment trust funds and other	85	29	10	—	124

Total cash instruments	7,081	5,983	687	—	13,751

Derivatives(4):
Equity contracts	653	721	98	—	1,472
Interest rate contracts	16	11,750	203	—	11,969
Credit contracts	—	1,863	203	—	2,066
Foreign exchange contracts	0	1,266	49	—	1,315
Commodity contracts	29	64	4	—	97
Netting	—	—	—	(15,428)	(15,428)

Total derivatives	698	15,664	557	(15,428)	1,491

Sub Total	¥7,779	¥21,647	¥1,244	¥(15,428)	¥15,242

Loans and receivables(5)	—	543	11	—	554
Collateralized agreements(6)	—	904	—	—	904
Other assets	634	79	25	—	738

Total	¥8,413	¥23,173	¥1,280	¥(15,428)	¥17,438

Liabilities:
Trading liabilities
Equities	¥1,444	¥91	¥—	¥—	¥1,535
Japanese government securities	1,588	—	—	—	1,588
Japanese agency and municipal securities	—	2	—	—	2
Foreign government, agency and municipal securities	3,018	509	—	—	3,527
Bank and corporate debt securities	—	316	—	—	316
Commercial mortgage-backed securities ("CMBS")	—	1	—	—	1
Residential mortgage-backed securities ("RMBS")	—	0	—	—	0
Collateralized debt obligations ("CDO")	—	0	—	—	0
Investment trust funds and other	64	—	—	—	64

Total cash instruments	6,114	919	—	—	7,033

Derivatives(4):
Equity contracts	723	784	70	—	1,577
Interest rate contracts	15	11,861	192	—	12,068
Credit contracts	—	1,835	258	—	2,093
Foreign exchange contracts	0	1,341	47	—	1,388
Commodity contracts	19	82	6	—	107
Netting	—	—	—	(15,577)	(15,577)

Total derivatives	757	15,903	573	(15,577)	1,656

Sub Total	¥6,871	¥16,822	¥573	¥(15,577)	¥8,689

Short-term borrowings(7)	—	182	1	—	183
Payables and deposits(8)	—	0	1	—	1
Collateralized financing(6)	—	332	—	—	332
Long-term borrowings(7)(9)(10)	126	1,663	144	—	1,933
Other liabilities	44	—	—	—	44

Total	¥7,041	¥18,999	¥719	¥(15,577)	¥11,182

	Translation into billions of U.S. dollars
	March 31, 2011
	Level 1	Level 2	Level 3	Counterparty and Cash Collateral Netting(1)	Balance as of March 31, 2011
Assets:
Trading assets and private equity investments(2)
Equities(3)	$11.50	$14.87	$1.46	$—	$27.83
Private equity(3)	—	—	3.50	—	3.50
Japanese government securities	32.18	—	—	—	32.18
Japanese agency and municipal securities	—	1.92	—	—	1.92
Foreign government, agency and municipal securities	40.87	9.53	0.28	—	50.68
Bank and corporate debt securities and loans for trading purposes	—	18.94	0.61	—	19.55
Commercial mortgage-backed securities ("CMBS")	—	2.06	0.34	—	2.40
Residential mortgage-backed securities ("RMBS")	—	23.72	0.04	—	23.76
Mortgage and other mortgage-backed securities	—	0.02	1.55	—	1.57
Collateralized debt obligations ("CDO")	—	0.87	0.41	—	1.28
Investment trust funds and other	1.03	0.35	0.12	—	1.50

Total cash instruments	85.58	72.28	8.31	—	166.17

Derivatives(4):
Equity contracts	7.89	8.71	1.18	—	17.78
Interest rate contracts	0.19	141.98	2.45	—	144.62
Credit contracts	—	22.51	2.45	—	24.96
Foreign exchange contracts	0.00	15.30	0.59	—	15.89
Commodity contracts	0.35	0.77	0.05	—	1.17
Netting	—	—	—	(186.42)	(186.42)

Total derivatives	8.43	189.27	6.72	(186.42)	18.00

Sub Total	$94.01	$261.55	$15.03	$(186.42)	$184.17

Loans and receivables(5)	—	6.56	0.14	—	6.70
Collateralized agreements(6)	—	10.92	—	—	10.92
Other assets	7.66	0.96	0.30	—	8.92

Total	$101.67	$279.99	$15.47	$(186.42)	$210.71

Liabilities:
Trading liabilities
Equities	$17.45	$1.10	$—	$—	$18.55
Japanese government securities	19.19	—	—	—	19.19
Japanese agency and municipal securities	—	0.02	—	—	0.02
Foreign government, agency and municipal securities	36.46	6.16	—	—	42.62
Bank and corporate debt securities	—	3.82	—	—	3.82
Commercial mortgage-backed securities ("CMBS")	—	0.01	—	—	0.01
Residential mortgage-backed securities ("RMBS")	—	0.00	—	—	0.00
Collateralized debt obligations ("CDO")	—	0.00	—	—	0.00
Investment trust funds and other	0.77	—	—	—	0.77

Total cash instruments	73.87	11.11	—	—	84.98

Derivatives(4):
Equity contracts	8.74	9.47	0.85	—	19.06
Interest rate contracts	0.18	143.32	2.32	—	145.82
Credit contracts	—	22.17	3.12	—	25.29
Foreign exchange contracts	0.00	16.20	0.57	—	16.77
Commodity contracts	0.23	0.99	0.07	—	1.29
Netting	—	—	—	(188.22)	(188.22)

Total derivatives	9.15	192.15	6.93	(188.22)	20.01

Sub Total	$83.02	$203.26	$6.93	$(188.22)	$104.99

Short-term borrowings(7)	—	2.21	0.01	—	2.22
Payables and deposits(8)	—	0.00	0.01	—	0.01
Collateralized financing(6)	—	4.01	—	—	4.01
Long-term borrowings(7)(9)(10)	1.52	20.09	1.74	—	23.35
Other liabilities	0.53	—	—	—	0.53

Total	$85.07	$229.57	$8.69	$(188.22)	$135.11

(1)	Represents the amount offset under counterparty netting of derivative assets and liabilities as well as cash collateral netting against net derivatives.
(2)	Includes investments in certain funds measured at fair value on the basis of NAV per share as a practical expedient.
(3)	Includes equity investments that would have been accounted for under the equity method had Nomura not chosen to elect the fair value option.
(4)	Each derivative classification includes derivatives referencing multiple risk components. For example, interest rates contracts include complex derivatives referencing interest rate risk as well as foreign exchange risk or other factors such as prepayment speeds. Credit contracts include credit default swaps as well as derivatives referencing corporate and government bonds. Derivatives previously classified under "Other contracts" have been reclassified based on the above methodology. Previously reported amounts have been reclassified to conform to the current period presentation.
(5)	Includes loans elected for the fair value option.
(6)	Includes collateralized agreements or collateralized financing elected for the fair value option.
(7)	Includes structured notes elected for the fair value option.
(8)	Includes embedded derivatives bifurcated from deposits received at banks. If unrealized gains are greater than unrealized losses, deposits are reduced by the excess amount.
(9)	Includes embedded derivatives bifurcated from issued structured notes. If unrealized gains are greater than unrealized losses, borrowings are reduced by the excess amount.
(10)	Includes liabilities recognized from secured financing transactions that are accounted for as financings rather than sales. Nomura elected the fair value option for these liabilities.

Valuation methodology by major class of financial asset and financial liability

The valuation methodology used by Nomura to estimate fair value for major classes of financial assets and financial liabilities, together with the significant inputs which determine classification in the fair value hierarchy, is as follows:

Equities—Equities include direct holdings of both listed and unlisted equity securities, and fund investments. Listed equity securities are valued using quoted prices for identical securities from active markets where available. These valuations should be in line with market practice and therefore can be based on bid/offer prices as applicable or mid-market prices. Nomura determines whether the market is active depending on the sufficiency and frequency of trading activity. Where these securities are classified in Level 1 of the fair value hierarchy, no valuation adjustments are made to fair value, even if Nomura has a large "block" holding and the block could not be disposed of in its entirety at the quoted price. Listed equities traded in inactive markets are valued using the exchange price as adjusted to reflect liquidity and bid offer spreads and are classified in Level 2. Unlisted equity securities are valued using the same methodology as private equity investments described below and are usually classified as Level 3 because of the management judgment involved. As a practical expedient, fund investments are generally valued using NAV per share where available. Publicly traded mutual funds which are valued using a daily NAV per share are classified as Level 1. Investments in funds where Nomura has the ability to redeem its investment with the investee at NAV per share as of the balance sheet date or within the near term are classified as Level 2. Investments in funds where Nomura does not have the ability to redeem in the near term or does not know when it can redeem are classified as Level 3.

Private equity—The valuation of unlisted private equity investments requires significant management judgment because the investments, by their nature, have little or no price transparency. Private equity investments are initially carried at cost as an approximation of fair value. Adjustments to carrying value are made if there is third-party evidence of a change in value. Adjustments are also made, in the absence of third-party transactions, if it is determined that the expected exit price of the investment is different from the carrying value. In reaching that determination, Nomura primarily uses either its own internal valuation models based on estimated future cash flows to be generated from the underlying investment, discounted at a weighted average cost of capital or comparable market multiple valuations such as EV/EBITDA (Enterprise Value/EBITDA), PE Ratio (Price/Earnings Ratio), Price/Embedded Value Ratio and other multiples based on relationships between numbers reported in the financial statements and the price of comparable companies. Where possible these valuations are compared with the operating cash flows and financial performance of the companies or properties relative to budgets or projections, price/earnings data for similar quoted companies, trends within sectors and/or regions and any specific rights or terms associated with the investment, such as conversion features and liquidation preferences. Private equity investments are generally classified as Level 3.

Government, state, municipal and agency securities—Japanese and other G7 government securities are valued using quoted market prices, broker or dealer quotations, or alternative pricing sources. These securities are traded in active markets and therefore are classified within Level 1 of the fair value hierarchy. Non-G7 government securities, agency securities and municipal securities are valued using similar pricing sources but are generally classified as Level 2 as they are traded in markets that are not considered to be active. Certain non-G7 securities may be classified as Level 1 because they trade in active markets. Certain securities may be classified as Level 3 because they trade infrequently and there is not sufficient information from comparable securities to classify them as Level 2.

Corporate debt securities—The valuation of corporate debt securities is primarily performed using internal models and market inputs such as price quotes and recent market transactions of identical or similar debt, yield curves, asset swap spreads and credit default spreads. Most corporate debt securities are classified in Level 2 because the modeling inputs are usually observable. Certain corporate debt securities may be classified as Level 1 because they trade in active markets where there is sufficient information from a liquid exchange or multiple sources and they are valued using an unadjusted quote for an identical instrument. Certain securities may be classified as Level 3 because they trade infrequently and there is insufficient information from comparable securities to classify them as Level 2.

Commercial mortgage-backed securities ("CMBS") and Residential mortgage-backed securities ("RMBS")—The fair value of CMBS and RMBS is estimated using quoted market prices, recent market transactions or by reference to a comparable market index. CMBS and RMBS securities are classified primarily as Level 2 if all significant inputs are observable. For certain asset classes, no direct pricing sources or comparable indices are available and valuation is based on a combination of indices. These securities are classified as Level 3.

Mortgage and other mortgage-backed securities—The fair value of other mortgage backed securities is estimated using quoted market prices, recent market transactions or by reference to a comparable market index. Where all significant inputs are observable, the securities will be classified as Level 2. For certain securities, no direct pricing sources or comparable securities or indices may be available. These securities are classified as Level 3.

Collateralized debt obligations ("CDO")—CDOs are valued using internal models where quoted market prices do not exist. Key inputs used by the model include market spread data for each credit rating, prepayment speeds, recovery rates and default probabilities. Since some of these inputs are unobservable, certain CDOs are classified as Level 3 where the unobservable inputs are significant.

Investment trust funds and other—Investment trust funds are generally valued using NAV per share. Publicly traded funds which are valued using a daily NAV per share are classified as Level 1. For funds that are not publicly traded but Nomura has the ability to redeem its investment with the investee at NAV per share on the balance sheet date or within the near term, the investments are classified as Level 2. Investments where Nomura does not have the ability to redeem in the near term or does not know when it can redeem are classified as Level 3.

Derivatives—Exchange-traded derivatives are usually valued using unadjusted quoted market prices and are therefore classified as Level 1. Where exchange-traded derivatives are not valued at the exchange price due to timing differences, these are classified as Level 2. OTC derivatives are valued by internal models using market transactions and other market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency. Valuation techniques include simple discounted expected cash flow techniques and Black-Scholes and Monte Carlo simulations. For OTC derivatives that trade in liquid markets, such as plain vanilla forwards, swaps and options, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Derivatives that are valued using models with significant unobservable inputs such as correlation, long-dated volatility, credit curves or other unobservable inputs are classified within Level 3. Examples of derivatives classified as Level 3 by Nomura include exotic interest rate derivatives, exotic foreign exchange derivatives, exotic equity derivatives, exotic derivatives including a combination of interest rate, foreign exchange and equity risks and certain other transactions including long-dated or exotic credit derivatives. Valuation adjustments are recorded to model valuations which do not calibrate to market and consider all factors that would impact fair value including bid offer, liquidity and credit risk; both with regards to counterparty credit risk on derivative assets and Nomura's own creditworthiness on derivative liabilities.

Loans—Loans carried at fair value either as trading assets or through election of the fair value option are valued primarily through internal models using similar inputs to corporate debt securities as quoted prices are usually not available. Where there are no significant inputs which are unobservable, loans are classified as Level 2. Certain loans, however, may be classified as Level 3 because they are traded infrequently and there is not sufficient information from comparable securities to classify them as Level 2.

Collateralized agreements and Collateralized financing—Resale and repurchase agreements carried at fair value through election of the fair value option are valued using discounted cash flow models. Key inputs include expected future cash flows, interest rates and collateral funding spreads such as general collateral or special rates. Resale and repurchase agreements are generally classified in Level 2 of the fair value hierarchy as unobservable inputs are not significant. Where the unobservable inputs are significant, they will be classified in Level 3.

Short-term and long-term borrowings ("Structured notes")—Structured notes are debt securities issued by Nomura which contain embedded features that alter the return to the investor from simply receiving a fixed or floating rate of interest to a return that depends upon some other variables, such as an equity or equity index, commodity price, foreign exchange rate, credit rating of a third party or a more complex interest rate. The fair value of structured notes is estimated using a quoted price in an active market for the identical liability if available, and where not available, using a mixture of valuation techniques that use the quoted price of the identical liability when traded as an asset, quoted prices for similar liabilities, similar liabilities when traded as assets, and also the amount at the measurement date that Nomura would pay to transfer the identical liability or would receive if the identical liability is entered at the measurement date. The fair value of structured notes includes an adjustment to reflect Nomura's own creditworthiness. This adjustment can differ depending on the market in which the structured note is issued and traded. Structured notes are generally classified in Level 2 of the fair value hierarchy as unobservable inputs are not significant. Where the unobservable inputs are significant, they will be classified in Level 3.

Long-term borrowings ("Secured financing transactions")—Secured financing transactions are liabilities recognized when a transfer of a financial asset does not meet the criteria for sales accounting under ASC 860 and therefore the transaction is accounted for as a secured borrowing. This liability is valued using the same methodology that is applied to the transferred financial assets which remain on the consolidated balance sheets and is therefore classified in the same level in the fair value hierarchy as the transferred financial assets. These liabilities do not provide general recourse to Nomura and therefore no adjustment is made to reflect Nomura's own creditworthiness.

Level 3 financial assets and financial liabilities

Level 3 financial assets and financial liabilities consist of instruments whose valuations are significantly dependent on inputs which are unobservable in the market.

Financial instruments classified as Level 3 are often hedged with instruments within Level 1 or Level 2 of the fair value hierarchy. The gains or losses presented below do not reflect the offsetting gains or losses for these hedging instruments. Level 3 instruments are also measured using both observable and unobservable inputs. Fair value changes presented below, therefore, reflect realized and unrealized gains and losses resulting from movements in both observable and unobservable parameters.

The following tables present the gains and losses as well as increases and decreases of assets and liabilities measured at fair value on a recurring basis which Nomura classified as Level 3 for year ended March 31, 2010 and 2011, respectively.

	Billions of yen
		Year ended March 31, 2010
	Balance as of April 1, 2009	Unrealized and realized gains/losses included in revenue					Purchases (issuances) / sales (redemption), and settlement(2)	Net transfers in / (out of) Level 3(4)	Balance as of March 31, 2010
		Net gain (loss) on trading	Gain (loss) on investments in equity securities and other(1)	Gain (loss) on private equity investments	Interest and dividends / Interest expense	Total unrealized and realized gains / (losses)
Assets:
Trading assets and private equity investments
Equities	¥284	¥(13)	¥—	¥—	¥(1)	¥(14)	¥(31)	¥(75)	¥164
Private equity	322	—	—	10	—	10	(7)	—	325
Japanese agency and municipal securities	0	0	—	—	—	0	0	—	0
Foreign government, agency and municipal securities	34	3	—	—	—	3	(11)	(4)	22
Bank and corporate debt securities and loans for trading purposes	485	0	—	—	0	0	(176)	(178)	131
Commercial mortgage-backed securities ("CMBS")	12	(13)	—	—	—	(13)	83	(55)	27
Residential mortgage-backed securities ("RMBS")	12	(0)	—	—	—	(0)	(10)	2	4
Mortgage and other mortgage-backed securities	234	9	—	—	—	9	(126)	0	117
Collateralized debt obligations ("CDO")	17	2	—	—	—	2	24	(0)	43
Investment trust funds and other	5	0	—	—	—	0	4	1	10

Total cash instruments	1,405	(12)	—	10	(1)	(3)	(250)	(309)	843

Derivatives, net(5)
Equity contract	0	9	—	—	—	9	25	(2)	32
Interest rate contracts	63	(36)	—	—	—	(36)	(9)	(9)	9
Credit contracts	196	(140)	—	—	—	(140)	(66)	(48)	(58)
Foreign exchange contracts	(2)	2	—	—	—	2	(4)	2	(2)
Commodity contracts	10	(5)	—	—	—	(5)	(6)	1	(0)

Total derivatives, net	267	(170)	—	—	—	(170)	(60)	(56)	(19)

Sub Total	¥1,672	¥(182)	¥—	¥10	¥(1)	¥(173)	¥(310)	¥(365)	¥824

Loans and receivables	4	1	—	—	—	1	(0)	5	10
Other assets	50	(1)	(1)	—	—	(2)	(10)	(0)	38

Total	¥1,726	¥(182)	¥(1)	¥10	¥(1)	¥(174)	¥(320)	¥(360)	¥872

Liabilities:
Trading liabilities
Equities	¥1	¥0	¥—	¥—	¥—	¥0	¥(0)	¥(1)	¥0
Bank and corporate debt securities	(0)	(0)	—	—	—	(0)	(0)	(0)	0

Sub Total	¥1	¥0	¥—	¥—	¥—	¥0	¥(0)	¥(1)	¥0

Short-term borrowings	8	7	—	—	—	7	11	(3)	9
Payables and deposits	(1)	(1)	—	—	—	(1)	(0)	(0)	(0)
Long-term borrowings	(81)	52	—	—	—	52	149	(143)	(127)

Total	¥(73)	¥58	¥—	¥—	¥—	¥58	¥160	¥(147)	¥(118)

	Billions of yen
		Year ended March 31, 2011
	Balance as of April 1, 2010	Unrealized and realized gains/losses included in revenue					Purchases (issuances) / sales (redemption), and settlement(2)(3)	Net transfers in / (out of) Level 3(4)	Balance as of March 31, 2011
		Net gain (loss) on trading	Gain (loss) on investments in equity securities and other(1)	Gain (loss) on private equity investments	Interest and dividends / Interest expense	Total unrealized and realized gains / (losses)
Assets:
Trading assets and private equity investments
Equities	¥164	¥(1)	¥—	¥—	¥(1)	¥(2)	¥(33)	¥(8)	¥121
Private equity	325	—	—	19	0	19	(55)	—	289
Japanese agency and municipal securities	0	0	—	—	—	0	3	(3)	—
Foreign government, agency and municipal securities	22	6	—	—	—	6	5	(10)	23
Bank and corporate debt securities and loans for trading purposes	131	8	—	—	0	8	(37)	(51)	51
Commercial mortgage-backed securities ("CMBS")	27	6	—	—	—	6	5	(10)	28
Residential mortgage-backed securities ("RMBS")	4	1	—	—	—	1	(2)	0	3
Mortgage and other mortgage-backed securities	117	0	—	—	—	0	9	2	128
Collateralized debt obligations ("CDO")	43	1	—	—	—	1	(10)	0	34
Investment trust funds and other	10	0	—	—	—	0	(0)	—	10

Total cash instruments	843	21	—	19	(1)	39	(115)	(80)	687

Derivatives, net(5)
Equity contract	32	30	—	—	—	30	(39)	5	28
Interest rate contracts	9	80	—	—	—	80	(71)	(7)	11
Credit contracts	(58)	(51)	—	—	—	(51)	50	4	(55)
Foreign exchange contracts	(2)	(2)	—	—	—	(2)	(1)	7	2
Commodity contracts	(0)	(6)	—	—	—	(6)	3	1	(2)

Total derivatives, net	(19)	51	—	—	—	51	(58)	10	(16)

Sub Total	¥824	¥72	¥—	¥19	¥(1)	¥90	¥(173)	¥(70)	¥671

Loans and receivables	10	0	—	—	—	0	7	(6)	11
Other assets	38	(0)	1	—	—	1	(1)	(13)	25

Total	¥872	¥72	¥1	¥19	¥(1)	¥91	¥(167)	¥(89)	¥707

Liabilities:
Trading liabilities
Equities	¥0	¥(0)	¥—	¥—	¥—	¥(0)	¥0	¥(0)	¥—
Foreign government, agency and municipal securities	—	0	—	—	—	0	0	(0)	—
Bank and corporate debt securities	0	0	—	—	—	0	(0)	(0)	—

Sub Total	¥0	¥0	¥—	¥—	¥—	¥0	¥(0)	¥(0)	¥—

Short-term borrowings	9	1	—	—	—	1	(6)	(1)	1
Payables and deposits	(0)	0	—	—	—	0	1	(0)	1
Long-term borrowings	(127)	49	—	—	—	49	295	25	144

Total	¥(118)	¥50	¥—	¥—	¥—	¥50	¥290	¥24	¥146

	Translation into billions of U.S. dollars
		Year ended March 31, 2011
	Balance as of April 1, 2010	Unrealized and realized gains/losses included in revenue						Net transfers in /(out of) Level 3(4)	Balance as of March 31, 2011
		Net gain (loss) on trading	Gain (loss) on investments in equity securities and other(1)	Gain (loss) on private equity investments	Interest and dividends / Interest expense	Total unrealized and realized gains /(losses)	Purchases (issuances) / sales (redemption), and settlement(2)(3)
Assets:
Trading assets and private equity investments
Equities	$1.98	$(0.01)	$—	$—	$(0.01)	$(0.02)	$(0.40)	$(0.10)	$1.46
Private equity	3.93	—	—	0.23	0.00	0.23	(0.66)	—	3.50
Japanese agency and municipal securities	0.00	0.00	—	—	—	0.00	0.04	(0.04)	—
Foreign government, agency and municipal securities	0.27	0.07	—	—	—	0.07	0.06	(0.12)	0.28
Bank and corporate debt securities and loans for trading purposes	1.58	0.10	—	—	0.00	0.10	(0.45)	(0.62)	0.61
Commercial mortgage-backed securities ("CMBS")	0.33	0.07	—	—	—	0.07	0.06	(0.12)	0.34
Residential mortgage-backed securities ("RMBS")	0.05	0.01	—	—	—	0.01	(0.02)	0.00	0.04
Mortgage and other mortgage-backed securities	1.41	0.00	—	—	—	0.00	0.12	0.02	1.55
Collateralized debt obligations ("CDO")	0.52	0.01	—	—	—	0.01	(0.12)	0.00	0.41
Investment trust funds and other	0.12	0.00	—	—	—	0.00	(0.00)	—	0.12

Total cash instruments	10.19	0.25	—	0.23	(0.01)	0.47	(1.37)	(0.98)	8.31

Derivatives, net(5)
Equity contract	0.39	0.36	—	—	—	0.36	(0.48)	0.06	0.33
Interest rate contracts	0.11	0.97	—	—	—	0.97	(0.87)	(0.08)	0.13
Credit contracts	(0.70)	(0.62)	—	—	—	(0.62)	0.60	0.05	(0.67)
Foreign exchange contracts	(0.02)	(0.02)	—	—	—	(0.02)	(0.01)	0.07	0.02
Commodity contracts	(0.00)	(0.07)	—	—	—	(0.07)	0.04	0.01	(0.02)

Total derivatives, net	(0.22)	0.62	—	—	—	0.62	(0.72)	0.11	(0.21)

Sub Total	$9.97	$0.87	$—	$0.23	$(0.01)	$1.09	$(2.09)	$(0.87)	$8.10

Loans and receivables	0.12	0.00	—	—	—	0.00	0.08	(0.06)	0.14
Other assets	0.46	(0.00)	0.01	—	—	0.01	(0.01)	(0.16)	0.30

Total	$10.55	$0.87	$0.01	$0.23	$(0.01)	$1.10	$(2.02)	$(1.09)	$8.54

Liabilities:
Trading liabilities
Equities	$0.00	$(0.00)	—	$—	$—	$(0.00)	$0.00	$(0.00)	$—
Foreign government, agency and municipal securities	—	0.00	—	—	—	0.00	0.00	(0.00)	—
Bank and corporate debt securities	0.00	0.00	—	—	—	0.00	(0.00)	(0.00)	—

Sub Total	$0.00	$0.00	$—	$—	$—	$0.00	$(0.00)	$(0.00)	$—

Short-term borrowings	0.10	0.01	—	—	—	0.01	(0.07)	(0.01)	0.01
Payables and deposits	(0.00)	0.00	—	—	—	0.00	0.01	(0.00)	0.01
Long-term borrowings	(1.53)	0.59	—	—	—	0.59	3.56	0.30	1.74

Total	$(1.43)	$0.60	$—	$—	$—	$0.60	$3.50	$0.29	$1.76

(1)	Includes gains and losses reported within Revenue—Other and Non-interest expenses—Other in the consolidated statements of operations.
(2)	Includes the effect of foreign exchange movements.
(3)	Includes the effect from the application of ASC 810 which has been amended in accordance with ASU 2009-16 and ASU 2009-17.
(4)	If assets and liabilities move from Level 3 to another Level or move from another Level to Level 3, the amount reported in Net transfers in / (out of) Level 3 is the fair value as of the beginning of the quarter during which the movement occurs. Therefore if assets and liabilities move from another Level to Level 3 all gains/(losses) during the quarter are included in the table and if assets and liabilities move from Level 3 to another Level all gains/(losses) during the quarter are excluded from the table.
(5)	Each derivative classification includes derivatives referencing multiple risk components. For example, interest rate contracts include complex derivatives referencing interest rate risk as well as foreign exchange risk or other factors such as prepayments speeds. Credit contracts include credit default swaps as well as derivatives referencing corporate and government bonds. Derivatives previously classified under "Other contracts" have been reclassified based on the above methodology. Previously reported amounts have been reclassified to conform to the current period presentation.

Significant transfers between levels during the year

Nomura assumes that transfer of the assets and liabilities from one Level to another Level occurs at the beginning of each quarter. Classification of derivatives includes derivatives referencing multiple risk components. For example, interest rate contracts include complex derivatives referencing interest rate risk as well as foreign exchange risk or other factors such as prepayments speeds. Credit contracts include credit default swaps as well as derivatives referencing corporate and government bonds. Derivatives previously classified under "Other contracts" have been reclassified based on the above methodology. Previously reported amounts have been reclassified to conform to the current period presentation.

Transfers between Level 1 and Level 2

There were no significant transfers between Level 1 and Level 2 for the years ended March 31, 2010 and 2011.

Transfers between Level 1 or Level 2 and Level 3

Trading assets and private equity investments—Equities    For the year ended March 31, 2010, approximately ¥61 billion were transferred from Level 3 to Level 2 due to the amendments to ASC 820 required by ASU 2009-12. For the year ended March 31, 2011, there were no significant transfers between Level 1 or Level 2 and Level 3.

Trading assets and private equity investments—Bank and corporate debt securities and loans for trading purposes    For the year ended March 31, 2010, approximately ¥82 billion was transferred from Level 3 to Level 2 due to the amendment of ASC 820 required by ASU 2009-12 and approximately ¥55 billion was transferred from Level 3 to Level 2 as certain market parameters became observable. For the year ended March 31, 2011, approximately ¥43 billion ( $0.52 billion) was transferred from Level 3 to Level 2 as certain market parameters became observable.

Trading assets and private equity investments—Commercial mortgage-backed securities    For the year ended March 31, 2010, approximately ¥54 billion was transferred from Level 3 to Level 2 as external prices became observable. For the year ended March 31, 2011, there were no significant transfers between Level 1or Level 2 and Level 3.

Derivatives, net    For the year ended March 31, 2010, interest rate contracts of approximately ¥63 billion were transferred from Level 3 to Level 2 due to the lowest level of significant inputs to value these derivatives moving from Level 3 to Level 2. Credit contracts of approximately ¥42 billion were transferred from Level 3 to Level 2 as underlying credit inputs became more transparent. Interest rate contracts of approximately ¥54 billion were transferred from Level 2 to Level 3 due to the lowest level of significant inputs to value these derivatives moving from Level 2 to Level 3. Losses on interest rate contracts from the transfer from Level 2 to Level 3 were ¥5 billion which were recognized in the quarter when the transfer from Level 2 to Level 3 occurred. For the year ended March 31, 2011, there were no significant transfers between Level 1 or Level 2 and Level 3.

Long-term borrowings    For the year ended March 31, 2010, structured notes of approximately ¥154 billion were transferred from Level 3 to Level 2 as the underlying reference assets of the notes became observable. For the year ended March 31, 2011, there were no significant transfers between Level 1or Level 2 and Level 3.

The following table presents the amounts of unrealized gains (losses) for the year ended March 31, 2010 and 2011 respectively, relating to those financial instruments which Nomura classified as Level 3 within the fair value hierarchy and that were still held by Nomura at the balance sheet date:

	Billions of yen
	Year ended March 31, 2010
	Net gain (loss) on trading	Gain (loss) on investments in equity securities and other(1)	Gain (loss) on private equity investments	Interest and dividends / Interest expense	Total unrealized gains /(losses)
Assets:
Trading assets and private equity investments
Equities	¥2	¥—	¥—	¥(1)	¥1
Private equity	—	—	4	—	4
Japanese agency and municipal securities	0	—	—	—	0
Foreign government, agency and municipal securities	(2)	—	—	—	(2)
Bank and corporate debt securities and loans for trading purposes	37	—	—	—	37
Commercial mortgage-backed securities ("CMBS")	2	—	—	—	2
Residential mortgage-backed securities ("RMBS")	(0)	—	—	—	(0)
Mortgage and other mortgage-backed securities	(7)	—	—	—	(7)
Collateralized debt obligations ("CDO")	3	—	—	—	3
Investment trust funds and other	1	—	—	—	1

Total cash instruments	36	—	4	(1)	39

Derivatives, net(2):
Equity contracts	40	—	—	—	40
Interest rate contracts	32	—	—	—	32
Credit contracts	(98)	—	—	—	(98)
Foreign exchange contracts	0	—	—	—	0
Commodity contracts	0	—	—	—	0

Total derivatives, net	(26)	—	—	—	(26)

Sub Total	¥10	¥—	¥4	¥(1)	¥13

Loans and receivables	(1)	—	—	—	(1)
Other assets	—	(1)	—	—	(1)

Total	¥9	¥(1)	¥4	¥(1)	¥11

Liabilities:
Trading liabilities
Bank and corporate debt securities	¥(0)	¥—	¥—	¥—	¥(0)

Sub Total	¥(0)	¥—	¥—	¥—	¥(0)

Short-term borrowings	6	—	—	—	6
Payables and deposits	(1)	—	—	—	(1)
Long-term borrowings	(66)	—	—	—	(66)

Total	¥(61)	¥—	¥—	¥—	¥(61)

	Billions of yen
	Year ended March 31, 2011
	Net gain (loss) on trading	Gain (loss) on investments in equity securities and other(1)	Gain (loss) on private equity investments	Interest and dividends / Interest expense	Total unrealized gains / (losses)
Assets:
Trading assets and private equity investments
Equities	¥(7)	¥—	¥—	¥(1)	¥(8)
Private equity	—	—	8	—	8
Foreign government, agency and municipal securities	1	—	—	—	1
Bank and corporate debt securities and loans for trading purposes	(1)	—	—	—	(1)
Commercial mortgage-backed securities ("CMBS")	9	—	—	—	9
Residential mortgage-backed securities ("RMBS")	0	—	—	—	0
Mortgage and other mortgage-backed securities	(5)	—	—	—	(5)
Collateralized debt obligations ("CDO")	(0)	—	—	—	(0)
Investment trust funds and other	0	—	—	—	0

Total cash instruments	(3)	—	8	(1)	4

Derivatives, net(2):
Equity contracts	23	—	—	—	23
Interest rate contracts	91	—	—	—	91
Credit contracts	(28)	—	—	—	(28)
Foreign exchange contracts	(1)	—	—	—	(1)
Commodity contracts	(4)	—	—	—	(4)

Total derivatives, net	81	—	—	—	81

Sub Total	¥78	¥—	¥8	¥(1)	¥85

Loans and receivables	0	—	—	—	0
Other assets	(0)	2	—	—	2

Total	¥78	¥2	¥8	¥(1)	¥87

Liabilities:
Short-term borrowings	0	—	—	—	0
Payables and deposits	0	—	—	—	0
Long-term borrowings	12	—	—	—	12

Total	¥12	¥—	¥—	¥—	¥12

	Translation into billions of dollars
	Year ended March 31, 2011
	Net gain (loss) on trading	Gain (loss) on investments in equity securities and other(1)	Gain (loss) on private equity investments	Interest and dividends / Interest expense	Total unrealized gains / (losses)
Assets:
Trading assets and private equity investments
Equities	$(0.08)	$—	$—	$(0.01)	$(0.09)
Private equity	—	—	0.10	—	0.10
Foreign government, agency and municipal securities	0.01	—	—	—	0.01
Bank and corporate debt securities and loans for trading purposes	(0.01)	—	—	—	(0.01)
Commercial mortgage-backed securities ("CMBS")	0.11	—	—	—	0.11
Residential mortgage-backed securities ("RMBS")	0.00	—	—	—	0.00
Mortgage and other mortgage-backed securities	(0.06)	—	—	—	(0.06)
Collateralized debt obligations ("CDO")	(0.00)	—	—	—	(0.00)
Investment trust funds and other	0.00	—	—	—	0.00

Total cash instruments	(0.03)	—	0.10	(0.01)	0.06

Derivatives, net(2):
Equity contracts	0.28	—	—	—	0.28
Interest rate contracts	1.10	—	—	—	1.10
Credit contracts	(0.34)	—	—	—	(0.34)
Foreign exchange contracts	(0.01)	—	—	—	(0.01)
Commodity contracts	(0.05)	—	—	—	(0.05)

Total derivatives, net	0.98	—	—	—	0.98

Sub Total	$0.95	$—	$0.10	$(0.01)	$1.04

Loans and receivables	0.00	—	—	—	0.00
Other assets	(0.00)	0.02	—	—	0.02

Total	$0.95	$0.02	$0.10	$(0.01)	$1.06

Liabilities:
Short-term borrowings	0.00	—	—	—	0.00
Payables and deposits	0.00	—	—	—	0.00
Long-term borrowings	0.14	—	—	—	0.14

Total	$0.14	$—	$—	$—	$0.14

(1)	Includes gains and losses reported within Revenue—Other and Non-interest expenses—Other in the consolidated statements of operations.
(2)	Each derivative classification includes derivatives referencing multiple risk components. For example, interest rate contracts include complex derivatives referencing interest rate risk as well as foreign exchange risk or other factors such as prepayment speeds. Credit contracts include credit default swaps as well as derivatives referencing corporate and government bonds. Derivatives previously classified under "Other contracts" have been reclassified based on the above methodology. Previously reported amounts have been reclassified to conform to the current period presentation.

During the year ended March 31, 2011, a lack of liquidity persists in certain asset classes which has impacted the observability of certain inputs which are significant to Nomura's financial instrument valuations. These inputs include certain foreign currency exchange volatilities, certain interest rate volatilities and certain credit spreads.

As described above, the valuation of Level 3 financial assets and liabilities is dependent on certain significant inputs which cannot be observed in the market. Common characteristics of an inactive market include a low number of transactions of the financial instrument, stale or non-current price quotes, price quotes that vary substantially either over time or among market makers, or little publicly released information. Unobservable inputs include volatility risk and correlation risk for derivative instruments, refinancing periods and recovery rates for credit-related products and loans, and macroeconomic factors affecting the value of collateral for asset-backed securitization products.

If corroborative evidence is not available to value Level 3 financial instruments, fair value may be established using other equivalent products in the market. The level of correlation between the specific Level 3 financial instrument and the available benchmark instrument is considered as an unobservable parameter. Other techniques for determining an appropriate value for unobservable parameters may consider information such as consensus pricing data among certain market participants, historical trends, extrapolation from observable market data and other information Nomura would expect market participants to use in valuing similar instruments.

There is a range of fair values for Level 3 financial instruments as a result of the uncertainties described above. The specific valuation for each instrument is based on management's judgment of prevailing market conditions, in accordance with Nomura's established valuation policies and procedures. Using reasonably possible alternative assumptions to value Level 3 financial instruments will significantly influence fair values.

As described earlier, Level 3 financial instruments are often hedged by instruments in Level 1 or Level 2 of the fair value hierarchy. For the year ended March 31, 2011, gains and losses related to Level 3 assets did not have a material impact on Nomura's liquidity and capital resources management.

As the valuation of these instruments fluctuates in response to a variety of factors, including, but not limited to, general market sentiment, credit, interest rate, foreign exchange and correlation risk, current values may decrease if market conditions deteriorate. Conversely, should conditions improve, an increase in value of the Level 3 portfolio would be expected.

Investments in investment funds that calculate NAV per share

In the normal course of business, Nomura invests in non-consolidated funds which meet the definition of investment companies or are similar in nature and which do not have readily determinable fair values. For certain of these investments, Nomura uses NAV per share as the basis for valuation as a practical expedient. Some of these investments are redeemable at different amounts from NAV per share.

The following table provides information on these investments where NAV per share is calculated or disclosed as of March 31, 2010 and March 31, 2011. Investments are presented by major category relevant to the nature of Nomura's business and risks.

	Billions of yen
	March 31, 2010
	Fair Value(1)	Unfunded Commitments(2)	Redemption Frequency (if currently eligible)(3)	Redemption Notice Period(4)
Hedge funds	¥156	¥1	Weekly/Monthly	1-90 days
Venture capital funds	2	0	—	—
Private equity funds	59	24	Quarterly	30 days
Real estate funds	12	14	—	—

Total	¥229	¥39

	Billions of yen		Translation into billions of U.S. dollars
	March 31, 2011
	Fair Value(1)	Unfunded Commitments(2)	Fair Value(1)	Unfunded Commitments(2)	Redemption Frequency (if currently eligible)(3)	Redemption Notice Period(4)
Hedge funds	¥91	¥0	$1.10	$0.00	Weekly/Monthly	Same day-95 days
Venture capital funds	2	0	0.02	0.00	—	—
Private equity funds	64	23	0.77	0.28	Quarterly	30 days
Real estate funds	8	15	0.10	0.18	—	—

Total	¥165	¥38	$1.99	$0.46

(1)	Fair value generally determined using NAV per share as a practical expedient.
(2)	The contractual amount of any unfunded commitments Nomura is required to make to the entities in which the investment is held.
(3)	The range in frequency with which Nomura can redeem investments.
(4)	The notice period required to be provided before redemption is possible.

Hedge funds:

These investments include funds of funds that invest in multiple asset classes. Nomura has developed the business of issuing structured notes linked to hedge funds. As a result most of the risks are transferred as pass-through. The fair values of these investments are estimated using the NAV per share of the investments. Although most of these funds can be redeemed within six months, certain funds cannot be redeemed within six months due to contractual, liquidity or gating issues. The redemption period cannot be estimated for certain suspended or liquidating funds. Some of these investments contain restrictions against transfers of the investments to third parties.

Venture capital funds:

These investments include primarily start-up funds. The fair values of the investments in this category are estimated using the NAV per share of the investments. Most of these funds cannot be redeemed within six months. The redemption period cannot be estimated for certain suspended or liquidating funds. These investments contain restrictions against transfers of the investments to third parties.

Private equity funds:

These investments are made mainly in various sectors in Europe, United States and Japan. The fair values of certain investments in this category are estimated using the NAV per share. Redemption is restricted for most of these investments. Some of these investments contain restrictions against transfers of the investments to third parties.

Real estate funds:

These are investments in commercial and other types of real estate. The fair values of the investments in this category are estimated using the NAV per share of the investments. Redemption is restricted for most of these investments. These investments contain restrictions against transfers of the investments to third parties.

Fair value option for financial assets and financial liabilities

Nomura carries certain eligible financial assets and liabilities at fair value through the election of the fair value option permitted by ASC 815 and ASC 825. When Nomura elects the fair value option for an eligible item, changes in that item's fair value are recognized in the consolidated statements of operations. Election of the fair value option is generally irrevocable unless an event that gives rise to a new basis of accounting for that instrument occurs.

The financial assets and financial liabilities primarily elected for the fair value option by Nomura, and the reasons for the election, are as follows:

•

Loans which are risk managed on a fair value basis. Nomura elects the fair value option to mitigate volatility in the consolidated statements of operations caused by the difference in measurement basis that otherwise would arise between loans and the derivatives used to risk manage those instruments.

•

Equity method investments held for capital appreciation or current income purposes, which Nomura generally has an intention to exit rather than hold indefinitely. Nomura elects the fair value option to more appropriately represent the purpose of these investments in these consolidated financial statements.

•

Resale and repurchase agreements which are risk managed on a fair value basis. Nomura elects the fair value option to mitigate volatility in the consolidated statements of operations caused by the difference in measurement basis that otherwise would arise between the resale and repurchase agreements and the derivatives used to risk manage those instruments.

•

Financial liabilities recognized in transactions which are accounted for as secured financing transactions under ASC 860. Nomura elects the fair value option for these financial liabilities to mitigate volatility in the consolidated statements of operations that otherwise would arise had this election not been made. Even though Nomura usually has little or no continuing economic exposure to the transferred financial assets, they remain on the consolidated balance sheets and continue to be carried at fair value, with changes in fair value recognized through the consolidated statements of operations; and

•

All structured notes issued on or after April 1, 2008. Nomura elects the fair value option for those structured notes primarily to mitigate the volatility in the consolidated statements of operations caused by differences in the measurement basis for structured notes and the derivatives Nomura uses to risk manage those positions. Nomura also elects the fair value option for certain notes issued by consolidated variable interest entities for the same purpose and for certain structured notes issued prior to April 1, 2008.

Interest and dividends arising from financial instruments for which the fair value option has been elected are recognized within Interest revenue or Interest expense or Revenue—Net gain (loss) on trading.

The following table presents gains (losses) due to changes in fair value for financial instruments measured at fair value using the fair value option for the years ended March 31, 2010 and 2011, respectively.

	Billions of yen		Translation into billions of U.S. dollars
	Year ended March 31
	2010	2011	2011
	Net gain (loss) on trading
Assets:
Trading assets and private equity investments(1)
Trading assets	¥(1)	¥(4)	$(0.04)
Private equity	(0)	0	0.00
Collateralized agreements(2)	—	6	0.07
Loans and receivables	8	8	0.09

Total	¥7	¥10	$0.12

Liabilities:
Short-term borrowings(3)	¥(3)	¥(7)	$(0.08)
Collateralized financing(2)	—	(0)	(0.00)
Long-term borrowings(3)(4)	(147)	(37)	(0.45)

Total	¥(150)	¥(44)	$(0.53)

(1)	Includes equity investments that would have been accounted for under the equity method had Nomura not chosen to elect the fair value option.
(2)	Includes resale and repurchase agreements elected for the fair value option.
(3)	Includes structured notes and other financial liabilities elected for the fair value option.
(4)	Includes liabilities recognized from secured financing transactions arising from transfers of financial assets which did not meet the criteria for sales accounting.

Nomura elected to apply the fair value option for its 45.5% investment in the common stock of Ashikaga Holdings Co., Ltd. ("Ashikaga Holdings"). This investment is reported within Trading assets and private equity investments—Private equity investments in the consolidated balance sheets.

Ashikaga Holdings recognized total revenue of ¥118 billion, total expense of ¥93 billion and a net gain of ¥25 billion for the year ended March 31, 2010. As of March 31, 2010, its total assets and total liabilities were ¥4,990 billion and ¥4,755 billion, respectively, determined in accordance with accounting principles generally accepted in Japan. Ashikaga Holdings recognized total revenue of ¥106 billion ( $1.28 billion), total expense of ¥90 billion ( $1.09 billion) and a net gain of ¥16 billion ( $0.19 billion) for the year ended March 31, 2011. As of March 31, 2011, its total assets and total liabilities were ¥5,219 billion ( $63.06 billion) and ¥4,979 billion ( $60.16 billion), respectively, determined in accordance with accounting principles generally accepted in Japan.

Nomura calculates the impact of changes in its own creditworthiness on certain financial liabilities for which the fair value option is elected by discounting future cash flows at a rate which incorporates observable changes in its credit spread. Losses from changes in the fair value of the financial liabilities for which the fair value option was elected, attributable to the change in Nomura's creditworthiness were ¥64 billion for the year ended March 31, 2010, mainly due to the tightening of Nomura's credit spread. Gains from changes in the fair value of the financial liabilities for which the fair value option was elected, attributable to the change in Nomura's creditworthiness, were ¥9 billion ( $0.11 billion) for the year ended March 31, 2011, mainly because of the widening of Nomura's credit spread.

There was no significant impact on financial assets for which the fair value option was elected attributable to instrument-specific credit risk.

As of March 31, 2010, the fair value of the aggregate unpaid principal balance (which is contractually principally protected) of loans and receivables for which the fair value option was elected was ¥1 billion more than the principal balance of such loans and receivables. The fair value of the aggregate unpaid principal balance (which is contractually principally protected) of long-term borrowings for which the fair value option was elected was ¥6 billion less than the principal balance of such long-term borrowings. There were no loans and receivables for which the fair value option was elected that were 90 days or more past due.

As of March 31, 2011, there were no significant differences between the fair value of the aggregate unpaid principal balance (which is contractually principally protected) of loans and receivables for which the fair value option was elected and the principal balance of such loans and receivables. The fair value of the aggregate unpaid principal balance (which is contractually principally protected) of long-term borrowings for which the fair value option was elected was ¥50 billion ( $0.60 billion) less than the principal balance of such long-term borrowings. There were no loans and receivables for which the fair value option was elected that were 90 days or more past due.

Assets and liabilities carried at fair value on a nonrecurring basis—

In addition to the financial instruments carried at fair value on a recurring basis, Nomura also carries other assets and liabilities at fair value on a nonrecurring basis, where the primary measurement basis is not fair value. Fair value is only used in specific circumstances such as to measure impairment.

For the year ended March 31, 2010, Nomura recognized impairment losses of ¥3 billion within Non-interest expenses—Other in the consolidated statements of operations against certain listed equity method investees as the impairment was recognized due to an other-than-temporary decline in value. The carrying amount of these investments, which is included within Other assets—Investments in and advances to affiliated companies in the consolidated balance sheets, was written down to their fair value of ¥2 billion. Fair value was determined in accordance with ASC 820 using unadjusted quoted market prices. Consequently, these nonrecurring fair value measurements have been determined using inputs which would be classified as Level 1 in the fair value hierarchy. There were no significant impairments recognized for the year ended March 31, 2011.

Estimated fair value

Financial assets which are carried at contractual amounts that approximate fair value include Cash and cash equivalents, Time deposits, Deposits with stock exchanges and other segregated cash, Receivables from customers, Receivables from other than customers, Securities purchased under agreements to resell, and Securities borrowed. Financial liabilities which are carried at contractual amounts that approximate fair value include Short-term borrowings, Payables to customers, Payables to other than customers, Deposits received at banks, Securities sold under agreements to repurchase, Securities loaned and Other secured borrowings. These financial instruments mature principally within one year and bear interest at rates that approximate market rates.

Loans receivable

Loans receivable are carried at cost adjusted for deferred fees or costs on originated loans, unamortized premiums or discounts on purchased loans less applicable allowances for loan losses, unless the fair value option is elected and they are held at fair value. The fair value of loans receivable is estimated based on loan characteristics. Where quoted market prices are available, such market prices are utilized to estimate fair value.

The following table presents carrying values and fair values or approximate fair values of loans receivable. Carrying values are shown after deducting allowances for loan losses.

	Billions of yen				Translation into billions of U.S. dollars
	March 31
	2010		2011		2011
	Carrying value	Fair value	Carrying value	Fair value	Carrying value	Fair value
Loans receivable	¥1,306	¥1,299	¥1,268	¥1,265	$15.32	$15.29

Long-term borrowings

For long-term borrowings, certain hybrid financial instruments including structured notes are carried at fair value under the fair value option. Except for those instruments, long-term borrowings are carried at historical amounts unless such borrowings are designated as the hedged item in a fair value hedge. The fair value of long-term borrowings is estimated using quoted market prices where available or by discounting future cash flows.

The following table presents carrying values and fair values or approximate fair values of long-term borrowings.

	Billions of yen				Translation into billions of U.S. dollars
	March 31
	2010		2011		2011
	Carrying value	Fair value	Carrying value	Fair value	Carrying value	Fair value
Long-term borrowings	¥7,199	¥6,984	¥8,403	¥8,179	$101.53	$98.83

Derivative Instruments and Hedging Activities	12 Months Ended
Mar. 31, 2011
Derivative Instruments and Hedging Activities
Derivative Instruments and Hedging Activities

4. Derivative instruments and hedging activities:

Derivatives used for trading purposes

Nomura uses a variety of derivative financial instruments, including futures, forwards, options and swaps, for both trading and non-trading purposes.

In the normal course of business, Nomura enters into transactions involving derivative financial instruments to meet clients needs, for its trading activities, and to reduce its own exposure to loss due to adverse fluctuations in interest rates, currency exchange rates and market prices of securities. These financial instruments include contractual agreements such as commitments to swap interest payment streams, exchange currencies or purchase or sell securities and other financial instruments on specific terms at specific future dates.

Nomura also enters into various derivative financial instrument transactions including futures, forwards, option and swap contracts involving securities, foreign currency, interest rate and other capital market instruments as part of its normal trading activities and for market risk management of certain non-trading assets and liabilities.

Nomura maintains active trading positions in a variety of derivative financial instruments. Most of Nomura's trading activities are client oriented. Nomura utilizes a variety of derivative financial instruments as a means of bridging clients' specific financial needs and investors' demands in the securities markets. Nomura also actively trades securities and various derivatives to assist its clients in adjusting their risk profiles as markets change. In performing these activities, Nomura carries an inventory of capital markets instruments and maintains its access to market liquidity by quoting bid and offer prices to and trading with other market makers. These activities are essential to provide clients with securities and other capital markets products at competitive prices.

Futures and forwards contracts are commitments to either purchase or sell securities, foreign currency or other capital market instruments at a specific future date for a specified price and may be settled in cash or through delivery. Foreign exchange contracts include spot and forward contracts and involve the exchange of two currencies at a rate agreed by the contracting parties. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in market prices. Futures contracts are executed through regulated exchanges which clear and guarantee performance of counterparties. Accordingly, credit risk associated with futures contracts is considered minimal. In contrast, forward contracts are generally negotiated between two counterparties and, therefore, are subject to the performance of the related counterparties.

Options are contracts that grant the purchaser, for a premium payment, the right to either purchase or sell a financial instrument at a specified price within a specified period of time or on a specified date from or to the writer of the option. The writer of options receives premiums and bears the risk of unfavorable changes in the market price of the financial instruments underlying the options.

Swaps are contractual agreements in which two counterparties agree to exchange certain cash flows, at specified future dates, based on an agreed contract. Certain agreements may result in combined interest rate and foreign currency exposures. Entering into swap agreements may involve the risk of credit losses in the event of the counterparties' default.

To the extent these derivative financial instruments are economically hedging financial instruments or securities positions of Nomura, the overall risk of loss may be fully or partly mitigated by the hedged position.

Nomura seeks to minimize its exposure to market risk arising from its use of these derivative financial instruments through various control policies and procedures, including position limits, monitoring procedures and hedging strategies whereby Nomura enters into offsetting or other positions in a variety of financial instruments. Credit risk associated with these financial instruments is controlled by Nomura through credit approvals, limits and monitoring procedures. To reduce default risk, Nomura requires collateral, principally cash collateral and government securities, for certain derivative transactions. From an economic standpoint, Nomura evaluates default risk exposure net of related collateral. Furthermore, Nomura generally enters into International Swaps and Derivatives Association, Inc. master agreements or their equivalents ("Master Netting Agreements") with each of its counterparties. Master Netting Agreements provide a right of offset in the event of bankruptcy and mitigate the credit risk exposure from these transactions. In some cases, they enable unrealized gains and losses arising from Nomura's dealings in over-the-counter derivatives to be presented on a net-by-counterparty basis and on a net-by-cash collateral basis in accordance with ASC 210-20.

Nomura offset ¥640 billion of cash collateral receivables against net derivative liabilities and ¥649 billion of cash collateral payables against net derivative assets as of March 31, 2010. Nomura offset ¥605 billion ( $7.31 billion) of cash collateral receivables against net derivative liabilities and ¥456 billion ( $5.51 billion) of cash collateral payables against net derivative assets as of March 31, 2011.

Derivatives used for non-trading purposes

Nomura's principal objectives in using derivatives for non-trading purposes are to manage interest rate risk, to modify the interest rate characteristics of certain financial liabilities, to manage net investment exposure to fluctuations in foreign exchange rates arising from certain foreign operations and to mitigate equity price risk arising from certain stock-based compensation awards given to employees.

Credit risk associated with derivatives utilized for non-trading purposes is controlled and managed in the same way as credit risk associated with derivatives utilized for trading purposes.

Concentrations of credit risk for derivatives

The following table presents Nomura's significant concentration of exposures to credit risk in OTC derivatives with financial institutions. The gross fair value of derivative assets represents the maximum amount of loss due to credit risk that Nomura would incur if the counterparties of Nomura failed to perform in accordance with the terms of the instruments and any collateral or other security Nomura held in relation to those instruments proved to be of no value.

	Billions of yen
	March 31, 2010
	Gross Fair Value of derivative assets	Impact of Master Netting Arrangements	Impact of Collateral	Net Exposure to Credit Risk
Financial institutions	¥12,340	¥(11,353)	¥(594)	¥393

	Billions of yen
	March 31, 2011
	Gross Fair Value of derivative assets	Impact of Master Netting Arrangements	Impact of Collateral	Net Exposure to Credit Risk
Financial institutions	¥12,733	¥(11,611)	¥(442)	¥680

	Translation into billions of U.S. dollars
	March 31, 2011
	Gross Fair Value of derivative assets	Impact of Master Netting Arrangements	Impact of Collateral	Net Exposure to Credit Risk
Financial institutions	$153.85	$(140.30)	$(5.34)	$8.21

Derivative activities

The following table quantifies the volume of Nomura's derivative activity through a disclosure of notional amounts, in comparison with the fair value of those derivatives. All amounts are disclosed on a gross basis, prior to counterparty netting of derivative assets and liabilities and cash collateral netting against net derivatives.

	Billions of yen
	March 31, 2010
	Derivative Assets		Derivative Liabilities
	Notional	Fair Value	Notional(1)	Fair Value(1)
Derivatives used for trading purposes(2):
Equity contracts	¥19,070	¥1,562	¥18,391	¥1,681
Interest rate contracts	368,014	11,997	359,576	11,616
Credit contracts	33,611	2,053	36,103	2,020
Foreign exchange contracts	65,428	715	63,090	780
Commodity contracts	387	32	338	32

Total	¥486,510	¥16,359	¥477,498	¥16,129

Derivatives designated as hedging instruments:
Interest rate contracts	¥1,030	¥27	¥472	¥3

Total	¥1,030	¥27	¥472	¥3

Total derivatives	¥487,540	¥16,386	¥477,970	¥16,132

	Billions of yen
	March 31, 2011
	Derivative Assets		Derivative Liabilities
	Notional	Fair Value	Notional(1)	Fair Value(1)
Derivatives used for trading purposes(2)(3):
Equity contracts	¥16,229	¥1,472	¥16,257	¥1,511
Interest rate contracts	652,220	11,937	689,543	11,759
Credit contracts	37,075	2,066	38,432	2,093
Foreign exchange contracts	52,150	1,315	61,310	1,384
Commodity contracts	753	97	555	107

Total	¥758,427	¥16,887	¥806,097	¥16,854

Derivatives designated as hedging instruments:
Interest rate contracts	¥1,531	¥32	¥535	¥4
Foreign exchange contracts	20	0	116	2

Total	¥1,551	¥32	¥651	¥6

Total derivatives	¥759,978	¥16,919	¥806,748	¥16,860

	Translation into billions of U.S. dollars
	March 31, 2011
	Derivative Assets		Derivative Liabilities
	Notional	Fair Value	Notional(1)	Fair Value(1)
Derivatives used for trading purposes(2)(3):
Equity contracts	$196.10	$17.78	$196.44	$18.26
Interest rate contracts	7,880.85	144.23	8,331.83	142.09
Credit contracts	447.98	24.96	464.38	25.29
Foreign exchange contracts	630.14	15.89	740.82	16.72
Commodity contracts	9.10	1.17	6.71	1.29

Total	$9,164.17	$204.03	$9,740.18	$203.65

Derivatives designated as hedging instruments:
Interest rate contracts	$18.50	$0.39	$6.47	$0.05
Foreign exchange contracts	0.24	0.00	1.40	0.02

Total	$18.74	$0.39	$7.87	$0.07

Total derivatives	$9,182.91	$204.42	$9,748.05	$203.72

(1)	Includes the amount of embedded derivatives bifurcated in accordance with ASC 815.
(2)	Each derivative classification includes derivatives referencing multiple risk components. For example, interest rates contracts include complex derivatives referencing interest rate risk as well as foreign exchange risk or other factors such as prepayment speeds. Credit contracts include credit default swaps as well as derivatives referencing corporate and government bonds. Derivatives previously classified under "Other contracts" have been reclassified based on the above methodology. Previously reported amounts have been reclassified to conform to the current period presentation.
(3)	Includes derivatives used for non-trading purposes which are not designated as accounting hedges.

Changes in fair value are recognized either through the consolidated statements of operations or other comprehensive income depending on the purpose for which the derivatives are used.

Derivative financial instruments used for trading purposes, including bifurcated embedded derivatives, are carried at fair value with changes in fair value recognized through the consolidated statement of operations within Revenue—Net gain (loss) on trading.

The following table presents amounts included in the consolidated statements of operations related to derivatives used for trading purposes by type of underlying derivative contract.

	Billions of yen		Translation into billions of U.S. dollars
	Year ended March 31
	2010	2011	2011
Derivatives used for trading purposes(1)(2):
Equity contracts	¥326	¥206	$2.49
Interest rate contracts	248	132	1.59
Credit contracts	(284)	88	1.06
Foreign exchange contracts	124	(171)	(2.07)
Commodity contracts	(1)	(10)	(0.12)

Total	¥413	¥245	$2.95

(1)	Each derivative classification includes derivatives referencing multiple risk components. For example, interest rates contracts include complex derivatives referencing interest rate risk as well as foreign exchange risk or other factors such as prepayment speeds. Credit contracts include credit default swaps as well as derivatives referencing corporate and government bonds. Derivatives previously classified under "Other contracts" have been reclassified based on the above methodology. Previously reported amounts have been reclassified to conform to the current period presentation.
(2)	Includes net gain (loss) on derivatives used for non-trading purposes which are not designated as accounting hedges.

Fair value hedges

Nomura issues Japanese yen and foreign currency denominated debt with both fixed and floating interest rates. Nomura generally enters into swap agreements to convert fixed rate interest payments on its debt obligations to a floating rate and applies hedge accounting to these instruments. Derivative financial instruments designated as fair value hedges are carried at fair value. Changes in fair value of the hedging derivatives are recognized together with those of the hedged liabilities in the consolidated statements of operations within Interest expense.

The following table presents amounts included in the consolidated statements of operations related to derivatives designated as fair value hedges by type of underlying derivative contract and the nature of the hedged item.

	Billions of yen		Translation into billions of U.S. dollars
	Year ended March 31
	2010	2011	2011
Derivatives designated as hedging instruments:
Interest rate contracts	¥14	¥22	$0.27

Total	¥14	¥22	$0.27

Hedged items:
Long-term borrowings	¥(14)	¥(22)	$(0.27)

Total	¥(14)	¥(22)	$(0.27)

Net investment hedges

Effective from April 2010, Nomura designates foreign currency forwards and foreign currency denominated long-term debt as hedges of certain subsidiaries with significant foreign exchange risks and applies hedge accounting to these instruments. Accordingly, the effective hedging portion of the foreign exchange gains (losses) arising from the derivative contracts and non-derivative financial products designated as hedges is recognized through the consolidated statements of comprehensive income within Other comprehensive income (loss)—Change in cumulative translation adjustments, net of tax. This is offset by the foreign exchange adjustments arising from consolidation of the relevant foreign subsidiaries.

The following table presents gains (losses) from derivatives and non-derivatives designated as net investment hedges included in the consolidated statements of comprehensive income.

	Billions of yen		Translation into billions of U.S. dollars
	Year ended March 31
	2010	2011	2011
Hedging instruments:
Foreign exchange contracts	¥—	¥0	$0.00
Long-term borrowings	—	17	0.21

Total	¥—	¥17	$0.21

(1)	The portion of the gains (losses) representing the amount of hedge ineffectiveness and the amount excluded from the assessment of hedge effectiveness are recognized within Revenue—Other in the consolidated statements of operations. There were no material gains (losses) during the year ended March 31, 2011.

Derivatives containing credit risk related contingent features

Nomura enters into certain OTC derivatives and other agreements containing credit-risk-related contingent features. These features would require Nomura to post additional collateral or settle the instrument upon occurrence of a credit event, the most common of which would be a downgrade in the Company's long-term credit rating.

The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a liability position as of March 31, 2010, was ¥1,559 billion with related collateral pledged of ¥848 billion. In the event of a one-notch downgrade to Nomura's long-term credit rating, the aggregate fair value of assets that would have been required to be posted as additional collateral or that would have been needed to settle the instruments immediately was ¥29 billion. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a liability position as of March 31, 2011, was ¥1,779 billion ( $21.50 billion) with related collateral pledged of ¥958 billion ( $11.58 billion). In the event of a one-notch downgrade to Nomura's long-term credit rating, the aggregate fair value of assets that would have been required to be posted as additional collateral or that would have been needed to settle the instruments immediately was ¥18 billion ( $0.22 billion).

Credit derivatives

Credit derivatives are derivative instruments in which one or more of their underlyings are related to the credit risk of a specified entity (or group of entities) or an index based on the credit risk of a group of entities that expose the seller of the credit derivatives to potential loss from credit risk related events specified in the contract.

Written credit derivatives are instruments or embedded features where Nomura assumes third party credit risk, either as guarantor in a guarantee-type contract, or as the party that provides credit protection in an option-type contract, credit default swap, or any other credit derivative contract.

Nomura enters into credit derivatives as part of its normal trading activities as both purchaser and seller for credit risk mitigation, proprietary trading positions and for client transactions.

The most significant type of credit derivatives used by Nomura are single-name credit default swaps where settlement of the derivative is based on the credit risk of a single third party. Nomura also writes credit derivatives linked to the performance of credit default indices and issues other credit risk related portfolio products.

Nomura would have to perform under a credit derivative contract if a credit event as defined in the respective contract occurs. Typical credit events include bankruptcy, failure to pay and restructuring of obligations of the referenced security.

Credit derivative contracts written by Nomura are either cash or physically settled. In cash-settled instruments, once payment is made upon an event of a default, the contract usually terminates with no further payments due. Nomura generally has no right to assume the reference assets of the counterparty in exchange for payment, nor does Nomura usually have any direct recourse to the actual issuers of the reference assets to recover the amount paid. In physically-settled contracts, upon a default event, Nomura takes delivery of the reference asset in return for payment of the full notional amount of the contract.

Nomura actively monitors and manages its credit derivative exposures. Where protection is sold, risks may be mitigated by purchasing credit protection from other third parties either on identical underlying reference assets or on underlying reference assets with the same issuer which would be expected to behave in a correlated fashion. The most common form of recourse provision to enable Nomura to recover from third parties any amounts paid under a written credit derivative is therefore not through the derivative itself but rather through the separate purchase of credit derivatives with identical or correlated underlyings.

Nomura quantifies the value of these purchased contracts in the following tables in the column titled "Purchased Credit Protection". These amounts represent purchased credit protection with identical underlyings to the written credit derivative contracts which act as a hedge against Nomura's exposure. To the extent Nomura is required to pay out under the written credit derivative, a similar amount would generally become due to Nomura under the purchased hedge.

Credit derivatives have a stated notional amount which represents the maximum payment Nomura may be required to make under the contract. However, this is generally not a true representation of the amount Nomura will actually pay as in addition to purchased credit protection, other risk mitigating factors reduce the likelihood and amount of any payment, including:

The probability of default: Nomura values credit derivatives taking into account the probability that the underlying reference asset will default and that Nomura will be required to make payments under the contract. Based on historical experience and Nomura's assessment of the market, Nomura believes that the probability that all reference assets on which Nomura provides protection will default in a single period is remote. The disclosed notional amount, therefore, significantly overstates Nomura's true exposure on these contracts.

The recovery value on the underlying asset: In the case of a default, Nomura's liability on a contract is limited to the difference between the notional amount and the recovery value of the underlying reference asset. While the recovery value on a defaulted asset may be minimal, this does reduce amounts paid on these contracts.

Nomura holds assets as collateral in relation to written credit derivatives. However, these amounts do not enable Nomura to recover any amounts paid under the credit derivative but rather mitigate the risk of economic loss arising from a counterparty defaulting against amounts due to Nomura under the contract. Collateral requirements are determined on a counterparty level rather than individual contract, and also generally cover all types of derivative contracts rather than just credit derivatives.

The following tables present information about Nomura's written credit derivatives and purchased credit protection with identical underlyings as of March 31, 2010 and March 31, 2011, respectively.

	Billions of yen
	March 31, 2010
		Maximum Potential Payout/Notional					Notional
			Years to Maturity				Purchased Credit Protection
	Carrying value (Asset) / liability(1)	Total	Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years
Single-name credit default swaps	¥(377)	¥14,659	¥104	¥3,249	¥5,741	¥5,565	¥12,988
Credit default indices	174	13,319	51	1,801	4,693	6,774	11,837
Other credit risk related portfolio products	135	3,874	—	566	1,856	1,452	2,208
Credit risk related options and swaptions	0	7	—	5	—	2	5

Total	¥(68)	¥31,859	¥155	¥5,621	¥12,290	¥13,793	¥27,038

	Billions of yen
	March 31, 2011
		Maximum Potential Payout/Notional					Notional
	Carrying value (Asset) / liability(1)	Total	Years to Maturity				Purchased Credit Protection
			Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years
Single-name credit default swaps	¥56	¥18,933	¥2,082	¥8,416	¥6,953	¥1,482	¥17,020
Credit default indices	117	12,666	806	4,372	6,275	1,213	10,956
Other credit risk related portfolio products	19	3,552	247	2,421	696	188	2,143
Credit risk related options and swaptions	0	212	4	—	208	—	121

Total	¥192	¥35,363	¥3,139	¥15,209	¥14,132	¥2,883	¥30,240

	Translation into billions of U.S. dollars
	March 31, 2011
		Maximum Potential Payout/Notional					Notional
	Carrying value (Asset) / liability(1)	Total	Years to Maturity				Purchased Credit Protection
			Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years
Single-name credit default swaps	$0.68	$228.77	$25.16	$101.69	$84.01	$17.91	$205.66
Credit default indices	1.41	153.05	9.74	52.83	75.82	14.66	132.38
Other credit risk related portfolio products	0.23	42.92	2.98	29.25	8.42	2.27	25.89
Credit risk related options and swaptions	0.00	2.56	0.05	—	2.51	—	1.46

Total	$2.32	$427.30	$37.93	$183.77	$170.76	$34.84	$365.39

(1)	Carrying value amounts are shown on a gross basis prior to cash collateral or counterparty netting.

The following tables present information about Nomura's written credit derivatives by external credit rating of the underlying asset. Ratings are based on Standard & Poor's ("S&P"), or if not rated by S&P, based on Moody's Investors Service. If ratings from either of these agencies are not available, the ratings are based on Fitch Ratings Ltd. or Japan Credit Rating Agency, Ltd. For credit default indices, the rating is determined by taking the weighted average of the external credit ratings given for each of the underlying reference entities comprising the portfolio or index.

	Billions of yen
	March 31, 2010
	Maximum Potential Payout/Notional
	AAA	AA	A	BBB	BB	Other(1)	Total
Single-name credit default swaps	¥668	¥922	¥4,469	¥4,912	¥2,201	¥1,487	¥14,659
Credit default indices	967	351	5,998	3,987	350	1,666	13,319
Other credit risk related portfolio products	23	—	—	—	—	3,851	3,874
Credit risk related options and swaptions	—	—	—	2	—	5	7

Total	¥1,658	¥1,273	¥10,467	¥8,901	¥2,551	¥7,009	¥31,859

	Billions of yen
	March 31, 2011
	Maximum Potential Payout/Notional
	AAA	AA	A	BBB	BB	Other(1)	Total
Single-name credit default swaps	¥2,200	¥1,182	¥5,789	¥5,722	¥2,586	¥1,454	¥18,933
Credit default indices	1,228	375	5,592	3,202	577	1,692	12,666
Other credit risk related portfolio products	22	—	—	0	—	3,530	3,552
Credit risk related options and swaptions	25	—	29	154	4	—	212

Total	¥3,475	¥1,557	¥11,410	¥9,078	¥3,167	¥6,676	¥35,363

	Translation into billions of U.S. dollars
	March 31, 2011
	Maximum Potential Payout/Notional
	AAA	AA	A	BBB	BB	Other(1)	Total
Single-name credit default swaps	$26.58	$14.28	$69.95	$69.14	$31.25	$17.57	$228.77
Credit default indices	14.84	4.53	67.57	38.69	6.97	20.45	153.05
Other credit-risk related portfolio products	0.27	—	—	0.00	—	42.65	42.92
Credit-risk related options and swaptions	0.30	—	0.35	1.86	0.05	—	2.56

Total	$41.99	$18.81	$137.87	$109.69	$38.27	$80.67	$427.30

(1)	"Other" includes credit derivatives where the credit rating of the underlying reference asset is below investment grade or where a rating is unavailable.

Private Equity Business	12 Months Ended
Mar. 31, 2011
Private Equity Business
Private Equity Business

5. Private equity business:

Nomura makes private equity investments primarily in Japan and Europe.

Private equity investments made by certain entities which Nomura consolidates under either a voting interest or variable interest model which are investment companies pursuant to the provisions of ASC 946 ("investment company subsidiaries") are accounted for at fair value, with changes in fair value recognized through the consolidated statements of operations. Investment company accounting applied by each of these investment company subsidiaries is retained in these consolidated financial statements.

These entities make private equity investments solely for capital appreciation, current income or both rather than to generate strategic operating benefits to Nomura. In accordance with Nomura investment policies, non-investment companies within the group may not make investments in entities engaged in non-core businesses if such investments would result in consolidation or application of the equity method of accounting. Such investments may generally only be made by investment company subsidiaries. Non-core businesses are defined as those engaged in activities other than Nomura's business segments.

Nomura also has a subsidiary which is not an investment company but which makes investments in entities engaged in Nomura's core businesses. These investments are made for capital appreciation or current income purposes or both and are also carried at fair value, either because fair value is carried by election of the fair value option or other U.S. GAAP requirements.

Private equity business in Japan

Nomura has an established private equity business in Japan, which is operated primarily through a wholly-owned subsidiary, NPF.

Since its inception in 2000, NPF has made investments in 21 entities and exited from 19 of these investments. The fair value of its investment portfolio is ¥104,962 million and ¥77,793 million ( $940 million) as of March 31, 2010 and 2011, respectively.

NPF is an investment company subsidiary pursuant to the provisions of ASC 946 and therefore carries all of its investments at fair value, with changes in fair value recognized through the consolidated statements of operations.

Nomura also makes private equity investments through another wholly-owned subsidiary, Nomura Financial Partners Co., Ltd. ("NFP"). NFP is not an investment company subsidiary as it invests in the entities engaged in Nomura's core business. Nomura elected the fair value option to account for its 45.5% investment in the common stock of Ashikaga Holdings.

Private equity business in Europe

In Europe, Nomura's private equity investments primarily comprise legacy investments made by its former Principal Finance Group ("PFG") now managed by Terra Firma (collectively referred to as the "Terra Firma Investments"), investments in other funds managed by Terra Firma ("Other Terra Firma Funds") and through other investment company subsidiaries ("Other Investments").

Terra Firma Investments

Following a review to determine the optimum structure for Nomura's European private equity business, on March 27, 2002, Nomura restructured its PFG and, as a result, contributed its investments in certain of its remaining investee companies to Terra Firma Capital Partners I ("TFCP I"), a limited partnership which is engaged in the private equity business, in exchange for a limited partnership interest. Terra Firma Investments (GP) Limited, the general partner of TFCP I, which is independent of Nomura, assumed the management and control of these investments, together with one other PFG investment, Annington Holdings plc, which due to contractual restrictions was not transferred to the partnership.

With effect from March 27, 2002, Nomura ceased consolidating the Terra Firma Investments and accounted for those investments at fair value in accordance with ASC 946.

The Terra Firma Investments are held by entities which are investment company subsidiaries and therefore Nomura continues to account for these investments at fair value, with changes in fair value recognized through the consolidated statements of operations.

The fair value of the Terra Firma Investments was ¥98,683 million and ¥100,395 million ( $1,213 million) as of March 31, 2010 and 2011, respectively.

Other Terra Firma Funds

In addition to the Terra Firma Investments, Nomura is a 10% investor in a ¥228 billion ( $2.76 billion) private equity fund ("TFCP II") and a 2% investor in a ¥608 billion ( $7.34 billion) private equity fund ("TFCP III"), also raised and managed by Terra Firma Capital Partners Limited.

Nomura's total commitment for TFCP II was originally ¥22,802 million ( $276 million) and reduced to ¥4,351 million ( $53 million) as a result of adjustments for recyclable distributions. As of March 31, 2011, ¥4,172 million ( $50 million) had been drawn down for investments.

For TFCP III, Nomura's total commitment is ¥11,510 million ( $139 million) and ¥8,194 million ( $99 million) had been drawn down for investments as of March 31, 2011.

The investments in TFCP II and TFCP III are carried at fair value, with changes in fair value recognized through the consolidated statements of operations.

Other Investments

Nomura also makes private equity investments in Europe through wholly-owned subsidiaries and other consolidated entities which have third party pooling of funds. Certain of these entities are investment company subsidiaries and therefore all of their investments are carried at fair value, with changes in fair value recognized through the consolidated statements of operations.

Investment Company Accounting	12 Months Ended
Mar. 31, 2011
Investment Company Accounting
Investment Company Accounting

6. Investment company accounting

Certain entities, including NPF, are investment companies and therefore carry all of their investments at fair value, with changes in fair value recognized through the consolidated statements of operations.

The following table summarizes the aggregate fair value and the cost of investments held by all investment company subsidiaries within Nomura and for which investment company accounting has been retained in these consolidated financial statements.

	Millions of yen		Translation into millions of U.S. dollars
	March 31
	2010	2011	2011
Closing cost(1)	¥249,609	¥148,358	$1,793
Gross unrealized appreciation	104,056	104,807	1,266
Gross unrealized depreciation	(86,497)	(44,411)	(537)

Closing fair value	¥267,168	¥208,754	$2,522

(1)	Cost is defined as the historical cost of each investment (i.e. purchase price) as adjusted for subsequent additional investment.

The following table summarizes performance of the investments held by investment company subsidiaries during the period:

	Millions of yen			Translation into millions of U.S. dollars
	March 31
	2009	2010	2011	2011
Opening fair value	¥306,354	¥253,693	¥267,168	$3,228
Purchase / (sales) of investees during the period(1)	36,414	(5,004)	(70,292)	(850)
Realized gains / (losses) during the period(2)	49,493	(2,212)	10,070	122
Change in unrealized gains / (losses) during the period(3)	(138,568)	20,691	1,808	22

Closing fair value	¥253,693	¥267,168	¥208,754	$2,522

(1)	Acquisition cost of new investees and additional investments or sales proceeds of investees disposed of during the period.
(2)	Realized gains and losses are calculated as the difference between sales proceeds and the adjusted historical cost of the investment.
(3)	Includes the effect of foreign exchange movements.

Collateralized Transactions	12 Months Ended
Mar. 31, 2011
Collateralized Transactions
Collateralized Transactions

7. Collateralized transactions:

Nomura enters into collateralized transactions, including resale and repurchase agreements, securities borrowed and loaned transactions, and other secured borrowings mainly to meet clients' needs, finance trading inventory positions and obtain securities for settlements. Under these transactions, Nomura either receives or provides collateral, including Japanese and non-Japanese government, agency, mortgage-backed, bank and corporate debt securities and equities. In many cases, Nomura is permitted to use the securities received to secure repurchase agreements, enter into securities lending transactions or to cover short positions with counterparties.

The fair value of securities received as collateral, securities borrowed with collateral and securities borrowed without collateral which Nomura is permitted to sell or repledge and the portion that has been sold or repledged are as follows:

	Billions of yen		Translation into billions of U.S. dollars
	March 31
	2010	2011	2011
The fair value of securities received as collateral, securities borrowed with collateral and securities borrowed without collateral where Nomura is permitted to sell or repledge the securities	¥22,378	¥28,262	$341
The portion of the above that has been sold (reported within Trading liabilities on the consolidated balance sheets) or repledged	19,640	22,576	273

Nomura pledges firm-owned securities to collateralize repurchase agreements and other secured financings. Pledged securities that can be sold or repledged by the secured party, including Gensaki Repo transactions, are reported in parentheses as Securities pledged as collateral within Trading assets on the consolidated balance sheets as of March 31, 2010 and 2011. Assets owned, which have been pledged as collateral, primarily to stock exchanges and clearing organizations, without allowing the secured party the right to sell or repledge them, are summarized in the tables below:

	Millions of yen		Translation into millions of U.S. dollars
	March 31
	2010	2011	2011
Trading assets:
Equities and convertible securities	¥7,623	¥29,935	$362
Government and government agency securities	2,144,648	977,291	11,809
Bank and corporate debt securities	169,251	93,250	1,127
Commercial mortgage-backed securities ("CMBS")	26,072	54,725	661
Residential mortgage-backed securities ("RMBS")	704,016	1,572,177	18,997
Mortgage and mortgage-backed securities	32,740	—	—
Collateralized debt obligations ("CDO")	16,522	64,247	776
Investment trust funds and other	6,048	9,652	116

	¥3,106,920	¥2,801,277	$33,848

Non-trading debt securities	¥98,860	¥86,234	$1,042
Investments in and advance to affiliated companies	¥35,933	¥36,639	$443

Assets subject to lien, except for those disclosed above, are as follows:

	Millions of yen		Translation into millions of U.S. dollars
	March 31
	2010	2011	2011
Loans and receivables	¥389	¥27,635	$334
Trading assets	2,275,746	2,010,605	24,294
Office buildings, land, equipment and facilities	24,947	20,815	252
Non-trading debt securities	143,029	278,261	3,362
Other	12,738	—	—

	¥2,456,849	¥2,337,316	$28,242

Assets in the above table were primarily pledged for secured borrowings, including other secured borrowings, collateralized bonds of consolidated VIEs and trading balances of secured borrowings, and derivative transactions. See Note 12, "Borrowings", for further information regarding trading balances of secured borrowings.

Securitization and Variable Interest Entities (VIEs)	12 Months Ended
Mar. 31, 2011
Securitization and Variable Interest Entities (VIEs)
Securitization and Variable Interest Entities (VIEs)

8. Securitization and Variable Interest Entities:

Securitizations

Nomura utilizes SPEs to securitize commercial and residential mortgage loans, government, agency and corporate bonds and other types of financial assets. Those SPEs are incorporated as stock companies, Tokumei kumiai (silent partnerships), Cayman SPCs or trust accounts. Nomura's involvement with SPEs includes structuring SPEs, underwriting, distributing and selling debt instruments and beneficial interests issued by SPEs to investors. Nomura accounts for the transfer of financial assets in accordance with ASC 860. This statement requires that Nomura accounts for the transfer of financial assets as a sale when Nomura relinquishes control over the assets. ASC 860 deems control to be relinquished when the following conditions are met: (a) the assets have been isolated from the transferor (even in bankruptcy or other receivership), (b) the transferee has the right to pledge or exchange the assets received, or if the transferee is an entity whose sole purpose is to engage in securitization or asset-backed financing activities, and that entity is constrained from pledging or exchanging the assets it receives, the holders of its beneficial interests have the right to pledge or exchange the beneficial interests, and (c) the transferor has not maintained effective control over the transferred assets. Nomura may retain an interest in the financial assets, including residual interests in the SPEs. Any such interests are accounted for at fair value and reported within Trading assets in Nomura's consolidated balance sheet, with the change in fair value reported within Revenue-Net gain (loss) on trading. Fair value for retained interests in securitized financial assets is determined by using observable prices; or in cases where observable prices are not available for certain retained interests, Nomura estimates fair value based on the present value of expected future cash flows using its best estimates of the key assumptions, including forecasted credit losses, prepayment rates, forward yield curves and discount rates commensurate with the risks involved. Nomura may also enter into derivative transactions in relation to the assets transferred to an SPE.

As noted above, Nomura may have continuing involvement with SPEs to which Nomura transferred assets. During the years ended March 31, 2009 and 2010, Nomura received cash proceeds from SPEs of ¥137 billion and ¥210 billion and recognized associated gains (losses) on sale of ¥203 million and (¥22 million), respectively. During the year ended March 31, 2011, Nomura received cash proceeds from SPEs in new securitizations of ¥481 billion ( $5.81 billion) and debt securities issued by these SPEs with an initial fair value of ¥2,271 billion ( $27.43 billion). During the year ended March 31, 2011, cash inflows from third parties on the sale of those debt securities were ¥1,472 billion ( $17.79 billion), and recognized profit on sale in new securitizations was ¥0.2 million ( $0.00 million). The cumulative balance of financial assets transferred to SPEs with which Nomura has continuing involvement was ¥1,657 billion and ¥3,141 billion ( $37.96 billion) as of March 31, 2010 and 2011, respectively. Nomura's retained interests were ¥134 billion and ¥199 billion ( $2.40 billion) as of March 31, 2010 and 2011, respectively. For the year ended March 31, 2010 and 2011, Nomura received cash flows of ¥5 billion and ¥26 billion ( $0.31 billion), respectively, from the SPEs on the retained interests held in SPEs. Nomura had outstanding collateral service agreements or written credit default swap agreements in the amount of ¥30 billion and ¥28 billion ( $0.34 billion) as of March 31, 2010 and 2011. Nomura does not provide financial support to SPEs beyond its contractual obligations.

The following table presents the fair value of retained interests which Nomura has continuing involvement in SPEs and their classification in the fair value hierarchy, categorized by the type of transferred assets.

	Billions of yen
	March 31, 2011
	Level 1	Level 2	Level 3	Total	Investment grade	Other
Government and government agency bonds	¥—	¥197	¥—	¥197	¥194	¥3
Bank & corporate debt securities	—	—	0	0	—	0
Mortgage and mortgage-backed securities	—	—	2	2	2	—

Total	¥—	¥197	¥2	¥199	¥196	¥3

	Translation into billions of U.S. dollars
	March 31, 2011
	Level 1	Level 2	Level 3	Total	Investment grade	Other
Government and government agency bonds	$—	$2.38	$—	$2.38	$2.35	$0.03
Bank & corporate debt securities	—	—	0.00	0.00	—	0.00
Mortgage and mortgage-backed securities	—	—	0.02	0.02	0.02	—

Total	$—	$2.38	$0.02	$2.40	$2.37	$0.03

The following table presents the key economic assumptions used to determine the fair value of retained interests and the sensitivity of this fair value to immediate adverse changes of 10% and 20% in those assumptions.

Billions of yen		Translation into billions of U.S. dollars
	Material retained interest held(1) as of March 31
	2010	2011	2011
Fair value of retained interests(1)	¥133	¥192	$2.32
Weighted-average life (Years)	4.7	6.3
Constant prepayment rate	8.6%	7.1%
Impact of 10% adverse change	(0.6)	(0.5)	(0.01)
Impact of 20% adverse change	(1.0)	(1.0)	(0.01)
Discount rate	4.5%	4.7%
Impact of 10% adverse change	(2.1)	(4.3)	(0.05)
Impact of 20% adverse change	(4.1)	(7.4)	(0.09)

(1)	The sensitivity analysis covers the material retained interests held of ¥133 billion out of ¥134 billion as of March 31, 2010 and also ¥192 billion ( $2.32 billion) out of ¥199 billion ( $2.40 billion) as of March 31, 2011. Nomura considers the amount or the probability of anticipated credit loss from the retained interests which Nomura continuously holds would be minimal.

Changes in fair value based on 10% or 20% adverse changes generally cannot be extrapolated since the relationship of the change in assumption to the change in fair value may not be linear. The impact of a change in a particular assumption is calculated holding all other assumptions constant. For this reason, concurrent changes in assumptions may magnify or counteract the sensitivities disclosed above. The sensitivity analyses are hypothetical and do not reflect Nomura's risk management practices that may be undertaken under those stress scenarios.

The following table presents the type and carrying value of financial assets included within Trading assets which have been transferred to SPEs but which do not meet the criteria for derecognition under ASC 860. These transfers are accounted for as secured financing transactions within Long-term borrowings. The assets are pledged as collateral of the associated liabilities and cannot be removed unilaterally by Nomura. Also these liabilities are non-recourse to Nomura.

	Billions of yen		Translation into billions of U.S. dollars
	March 31
	2010	2011	2011
Assets
Trading assets
Equities	¥538	¥89	$1.08
Debt securities	205	110	1.33
Mortgage and mortgage-backed securities	127	35	0.42
Loans	29	22	0.27

Total	¥899	¥256	$3.10

Liabilities
Long-term borrowings	¥758	¥230	$2.78

Variable Interest Entities

In the normal course of business, Nomura acts as a transferor of financial assets to VIEs, and underwriter, distributor, and seller of repackaged financial instruments issued by VIEs in connection with its securitization and equity derivative activities. Nomura retains, purchases and sells variable interests in VIEs in connection with its market-making, investing and structuring activities. Nomura consolidates VIEs for which Nomura is the primary beneficiary, including those that were created to market structured bonds to investors by repackaging corporate convertible bonds, mortgages and mortgage-backed securities. Nomura also consolidates certain investment funds, which are VIEs, and for which Nomura is the primary beneficiary. Due to the adoption of ASC 810, as amended by ASU 2009-17 on April 1, 2010, Nomura has additionally consolidated certain SPEs which invest in the business of purchasing aircraft and operating leases of the aircraft and other SPEs engaged in various businesses.

The following table presents the classification of consolidated VIEs' assets and liabilities. The assets of a consolidated VIE may only be used to settle obligations of that VIE. Creditors do not have any recourse to Nomura beyond the assets held in the VIEs.

Billions of yen			Translation into billions of U.S. dollars
	March 31
	2010(3)	2011		2011
Consolidated VIE assets
Cash and cash equivalents	¥36	¥92		$1.11
Trading assets
Equities	222	785		9.48
Debt securities	49	239		2.88
Mortgage and mortgage-backed securities	46	67		0.81
Investment trust fund and other	0	8		0.09
Derivatives	1	10		0.13
Private equity investments	1	1		0.01
Securities purchased under agreements to resell	13	6		0.07
Office buildings, land, equipment and facilities	24	42	(1)	0.51
Other	55	84	(2)	1.03

Total	¥447	¥1,334		$16.12

Consolidated VIE liabilities
Trading liabilities
Debt securities	¥12	¥6		$0.07
Derivatives	1	32		0.38
Securities sold under agreements to repurchase	13	2		0.03
Borrowings
Short-term borrowings	2	2		0.03
Long-term borrowings	138	1,030		12.44
Other	5	5		0.06

Total	¥171	¥1,077		$13.01

(1)	Includes aircraft of ¥30 billion ( $0.36 billion) held by SPEs newly consolidated due to the adoption of ASC 810 as amended by ASU 2009-17. Certain of these SPEs are mainly engaged in aircraft leasing business.
(2)	Includes aircraft purchase deposits of ¥15 billion ( $0.18 billion). In relation to these aircraft purchase deposits, certain of these SPEs have commitments to purchase aircrafts. Please refer to Note 20, "Commitments, contingencies and guarantees" for details.
(3)	Previously reported amounts have been reclassified to conform to the current period presentation.

Nomura also holds variable interests in VIEs where Nomura is not the primary beneficiary. Nomura's variable interests in such VIEs include senior and subordinated debt, residual interests, and equity interests associated with commercial and residential mortgage-backed and other asset-backed securitizations and structured financings, equity interests in VIEs which were formed primarily to acquire high yield leveraged loans and other lower investment grade debt obligations, residual interests in operating leases for aircraft held by VIEs, and loans and investments in VIEs that acquire operating businesses.

The following tables present the carrying amount of variable interests of unconsolidated VIEs and maximum exposure to loss associated with these variable interests. Maximum exposure to loss does not reflect Nomura's estimate of the actual losses that could result from adverse changes, nor does it reflect the economic hedges Nomura enters into to reduce its exposure. The risks associated with VIEs in which Nomura is involved are limited to the amount recorded in the consolidated balance sheet, the amount of commitments and financial guarantees, and the notional of the derivative instruments up to VIEs' gross assets. Nomura believes the notional amount of derivative instruments generally exceeds the amount of actual risk.

	Billions of yen
	March 31, 2010(1)
	Carrying amount of variable interests		Maximum exposure to loss to unconsolidated VIEs
	Assets	Liabilities
Trading assets
Equities	¥98	¥—	¥98
Debt securities	27	—	27
Mortgage and mortgage-backed securities	54	—	54
Investment trust fund and other	3	—	3
Derivatives	2	10	34
Private equity investments	—	—	—
Loans
Short-term	31	—	31
Long-term	74	—	74
Other	0	—	0
Commitments to extend credit and other guarantees	—	—	8

Total	¥289	¥10	¥329

	Billions of yen
	March 31, 2011
	Carrying amount of variable interests		Maximum exposure to loss to unconsolidated VIEs
	Assets	Liabilities
Trading assets
Equities	¥80	¥—	¥80
Debt securities	164	—	164
Mortgage and mortgage-backed securities	2,070	—	2,070
Investment trust fund and other	80	—	80
Derivatives	1	8	17
Private equity investments	24	—	24
Loans
Short-term	3	—	3
Long-term	31	—	31
Other	4	—	4
Commitments to extend credit and other guarantees	—	—	17

Total	¥2,457	¥8	¥2,490

	Translation into billions of U.S dollars
	March 31, 2011
	Carrying amount of variable interests		Maximum exposure to loss to unconsolidated VIEs
	Assets	Liabilities
Trading assets
Equities	$0.97	$—	$0.97
Debt securities	1.98	—	1.98
Mortgage and mortgage-backed securities	25.01	—	25.01
Investment trust fund and other	0.97	—	0.97
Derivatives	0.01	0.10	0.21
Private equity investments	0.29	—	0.29
Loans
Short-term	0.03	—	0.03
Long-term	0.38	—	0.38
Other	0.05	—	0.05
Commitments to extend credit and other guarantees	—	—	0.19

Total	$29.69	$0.10	$30.08

(1)	The amounts as of March 31, 2010 represent only significant positions or the positions of VIEs which Nomura sponsored.

Financing Receivables	12 Months Ended
Mar. 31, 2011
Financing Receivables
Financing Receivables

9. Financing receivables

Loans receivable

The key types of loans receivable recognized by Nomura are loans at banks, short-term secured margin loans, inter-bank money market loans and corporate loans.

Loans at banks are secured and unsecured loans extended by licensed banks within Nomura. For those loans secured by real estate or securities, Nomura is exposed to the risk of a decline in the value of the underlying collateral. For unsecured loans provided to investment banking clients, Nomura is exposed to risk of default of the counterparty, although these counterparties usually have high credit ratings. Where loans are secured by guarantees, Nomura is also exposed to the risk of default by the guarantor.

Short-term secured margin loans are loans provided to clients in connection with stock brokerage activities. These loans provide funding for clients in order to purchase securities. Nomura requests initial margin in the form of acceptable collateral securities or deposits against these loans and holds the purchased securities as collateral through the life of the loans. If the value of the securities declines by more than specified amounts, Nomura can make additional margin calls in order to maintain a specified ratio of loan-to-value ("LTV") ratio. For these reasons, the risk to Nomura of providing these loans is limited.

Inter-bank money market loans are loans to financial institutions in the inter-bank money market, where overnight and intra-day financings are traded through money market dealers. The risk to Nomura of making these loans is not significant as only qualified financial institutions can participate in these markets and these loans are usually overnight or short-term in nature.

Corporate loans are primarily loans provided to corporate clients. Corporate loans include loans secured by real estate or securities, as well as unsecured loans which Nomura provides to investment banking clients. The risk to Nomura of making these loans is similar to those risks arising from loans at banks.

In addition to the loans above, Nomura has advances to affiliated companies which are loans provided to related parties of Nomura. As these loans are generally not secured, Nomura is exposed to the risk of default of the counterparty.

The following table presents a summary of the loans receivable reported within Loans receivable or Investments in and advances to affiliated companies in the consolidated balance sheets by portfolio segment. Certain reclassifications of previously reported amounts have been made to conform to the current year presentation as a result of adoption of ASU 2010-20 during the year.

	Millions of yen		Translation into millions of U.S. dollars
	March 31
	2010	2011	2011
Loans at banks	¥264,058	¥320,296	$3,870
Short-term secured margin loans	169,706	206,910	2,500
Inter-bank money market loans	23,638	8,281	100
Corporate loans	852,973	735,797	8,891

Loans receivable total	¥1,310,375	¥1,271,284	$15,361

of which:
Loans receivable carried at fair value(1)	¥692,232	¥554,180	$6,696
Loans receivable carried at amortized cost	618,143	717,104	8,665

Advances to affiliated companies	3,632	12,766	154

(1)	Accounted for at fair value through election of the fair value option

There were no significant purchases or sales of Loans receivable and no reclassification of Loans receivable to Trading assets during the year ending March 31, 2011.

Allowance for loan losses

Management establishes an allowance for loan losses for loans carried at amortized cost which reflects management's best estimate of probable losses incurred. The allowance for loan losses which is reported in the consolidated balance sheets within Allowance for doubtful accounts comprises two components:

•	A specific component for loans which have been individually evaluated for impairment; and

•	A general component for loans which, while not individually evaluated for impairment, have been collectively evaluated for impairment based on historical loss experience

The specific component of the allowance for loan losses reflects probable losses incurred within loans which have been individually evaluated for impairment. A loan is defined as being impaired when, based on current information and events, it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. Factors considered by management in determining impairment include an assessment of the ability of borrowers to pay by considering various factors such as the nature of the loan, prior loan loss experience, current economic conditions, the current financial situation of the borrower, and the fair value of any underlying collateral. Loans that experience insignificant payment delays or insignificant payment shortfalls are not classified as impaired. The impairment is measured on a loan by loan basis by adjusting the carrying value of the loan to either the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's obtainable market price, or the fair value of the collateral if the loan is collateral dependent.

The general component of the allowance for loan losses is for loans not individually evaluated for impairment and includes judgment about collectability based on available information at the balance sheet date and the uncertainties inherent in those underlying assumptions. The allowance is based on historical loss experience adjusted for qualitative factors such as current economic conditions.

While management has based its estimate of the allowance for loan losses on the best information available, future adjustments to the allowance for loan losses may be necessary as a result of changes in the economic environment or variances between actual results and original assumptions.

Loans are charged-off when Nomura determines that the loans are uncollectible. This determination is based on factors such as the occurrence of significant changes in the borrower's financial position such that the borrower can no longer pay the obligation or that the proceeds from collateral will not be sufficient to pay the loans.

The following table presents movements in the total allowance for doubtful accounts for the year ending March 31, 2009, 2010 and 2011.

	Millions of yen			Translation into millions of U.S. dollars
	Year ended March 31
	2009	2010	2011	2011
Balance at beginning of year	¥1,399	¥3,765	¥5,425	$66
Provision for losses	3,089	2,214	(690)	(8)
Charge-offs	(318)	(1,637)	(91)	(1)
Other(1)	(405)	1,083	216	2

Balance at end of year	¥3,765	¥5,425	¥4,860	$59

(1)	Includes gains and losses resulting from foreign currency translation adjustments.

Changes in the allowance for losses by portfolio segment are presented below:

	Millions of yen
	Year ended March 31, 2011
	Total allowance for doubtful accounts	Allowance for receivables other than loans	Total allowance for loan losses	Loans at banks	Short- term secured margin loans	Inter-bank money market loans	Corporate loans	Advances to affiliated companies
Balance at beginning of year	¥5,425	¥1,036	¥4,389	¥783	¥25	¥5	¥3,576	¥—
Provision for losses	(690)	143	(833)	(253)	13	(5)	(599)	11
Charge-offs	(91)	(59)	(32)	(32)	—	—	—	—
Other(1)	216	(69)	285	(159)	(1)	—	445	—

Balance at end of year	¥4,860	¥1,051	¥3,809	¥339	¥37	¥—	¥3,422	¥11

	Translation into millions of U.S. dollars
	Year ended March 31, 2011
	Total allowance for doubtful accounts	Allowance for receivables other than loans	Total allowance for loan losses	Loans at banks	Short-term secured margin loans	Inter-bank money market loans	Corporate loans	Advances to affiliated companies
Balance at beginning of year	$66	$13	$53	$9	$0	$0	$44	$—
Provision for losses	(8)	2	(10)	(3)	0	(0)	(7)	0
Charge-offs	(1)	(1)	(0)	(0)	—	—	—	—
Other(1)	2	(1)	3	(2)	(0)	—	5	—

Balance at end of year	$59	$13	$46	$4	$0	$—	$42	$0

(1)	Includes gains and losses resulting from foreign currency translation adjustments.

The following tables present the allowance for loan losses and loans by impairment methodology and type of loans as of March 31, 2011.

	Millions of yen
	March 31, 2011
	Loans at banks	Short-term secured margin loans	Inter-bank money market loans	Corporate loans	Advances to affiliated companies	Total
Allowance by impairment methodology
Evaluated individually	¥7	¥—	¥—	¥3,272	¥—	¥3,279
Evaluated collectively	332	37	—	150	11	530

Total allowance for loan losses	¥339	¥37	¥—	¥3,422	¥11	¥3,809

Loans by impairment methodology
Evaluated individually	¥7	¥—	¥8,281	¥228,776	¥483	¥237,547
Evaluated collectively	257,270	206,910	—	15,860	12,283	492,323

Total loans	¥257,277	¥206,910	¥8,281	¥244,636	¥12,766	¥729,870

	Translation into millions of U.S. dollars
	March 31, 2011
	Loans at banks	Short-term secured margin loans	Inter-bank money market loans	Corporate loans	Advances to affiliated companies	Total
Allowance by impairment methodology
Evaluated individually	$0	$—	$—	$40	$—	$40
Evaluated collectively	4	0	—	2	0	6

Total allowance for loan losses	$4	$0	$—	$42	$0	$46

Loans by impairment methodology
Evaluated individually	$0	$—	$100	$2,764	$6	$2,870
Evaluated collectively	3,109	2,500	—	192	148	5,949

Total loans	$3,109	$2,500	$100	$2,956	$154	$8,819

Nonaccrual and past due loans

Loans which are individually evaluated as impaired are assessed for a nonaccrual status in accordance with Nomura's policy. When it is determined to suspend interest accrual as a result of an assessment, any accrued but unpaid interest is reversed. Loans are generally only returned to an accrual status if the loan is brought contractually current, i.e. all overdue principal and interest amounts are paid. In limited circumstances, a loan which has not been brought contractually current will also be returned to an accrual status if all principal and interest amounts contractually due are reasonably assured of repayment within a reasonable period of time or there has been a sustained period of repayment performance by the borrower.

There are no significant loans which are on a nonaccrual status or 90 days past due and still accruing as of March 31, 2011.

Credit quality indicators

Nomura is exposed to credit risks deriving from a decline in the value of loans or a default caused by deterioration of creditworthiness or bankruptcy of the borrower. Nomura's risk management framework for such credit risks is based on a risk assessment through an internal credit rating process, in depth pre-financing credit analysis of each individual loan and continuous post-financing monitoring of borrower's creditworthiness. Loans considered as collateralized transactions are not subject to an internal credit rating process as Nomura monitors the value of posted collateral closely and understands means to prevent potential losses.

The following tables present an analysis of each class of loans not carried at fair value using Nomura's internal ratings or equivalent credit quality indicators applied by subsidiaries as of March 31, 2011.

Millions of yen
	March 31, 2011
	AAA-BBB	BB-CCC	CC-D	Others(1)	Total
Secured loans at banks	¥111,841	¥17,449	¥—	¥25,344	¥154,634
Unsecured loans at banks	102,636	—	7	—	102,643
Short-term secured margin loans	—	—	—	206,910	206,910
Secured inter-bank money market loans	8,281	—	—	—	8,281
Secured corporate loans	30,567	5,170	2,000	122,750	160,487
Unsecured corporate loans	30,309	52,445	1,395	—	84,149
Advances to affiliated companies	12,283	—	—	483	12,766

Total	¥295,917	¥75,064	¥3,402	¥355,487	¥729,870

	Translation into millions of U.S. dollars
	March 31, 2011
	AAA-BBB	BB-CCC	CC-D	Others(1)	Total
Secured loans at banks	$1,353	$211	$—	$305	$1,869
Unsecured loans at banks	1,240	—	0	—	1,240
Short-term secured margin loans	—	—	—	2,500	2,500
Secured inter-bank money market loans	100	—	—	—	100
Secured corporate loans	369	62	24	1,484	1,939
Unsecured corporate loans	366	634	17	—	1,017
Advances to affiliated companies	148	—	—	6	154

Total	$3,576	$907	$41	$4,295	$8,819

(1)	Relate to collateral exposures where a specified ratio of LTV is maintained.

Nomura reviews internal counterparty credit ratings at least once a year by using available borrower's credit information including financial statements and other information. Internal counterparty credit ratings are also reviewed more frequently for high-risk borrowers or problematic exposures and any significant credit event of a counterparty will trigger on immediate credit review process.

Business Combinations	12 Months Ended
Mar. 31, 2011
Business Combinations
Business Combinations

10. Business combinations:

During the year ended March 31, 2011, there were no significant business combinations.

In October 2008, Nomura acquired the majority of Lehman Brothers' ("Lehman") Asia Pacific operations, its equities and investment banking operations in Europe and the Middle East, and hired certain of its fixed income personnel in Europe. The acquisition agreements generally provided for the transfer of certain employees, the purchase of certain assets and the assumption of certain liabilities for those operations. Financial assets and financial liabilities were generally not acquired. The acquisitions have strengthened Nomura's wholesale and investment banking businesses and expanded its global capabilities.

Nomura also acquired Lehman's specialized service companies in India by purchasing the shares of Lehman Brothers Services India Private Ltd., Lehman Brothers Financial Services (India) Private Ltd. and Lehman Brothers Structured Finance Services Private Ltd. These three companies functioned as a shared-services platform for Lehman's businesses in Europe and Asia-Pacific by supporting IT operations, financial control and global risk management.

Nomura accounted for these acquisitions as a business combination and therefore the operating results of the acquired businesses have been included in Nomura's consolidated statements of operations from October 2008. The purchase price allocation of the total acquisition cost to the acquired assets and the assumed liabilities was completed within one year from the acquisition date. The recognized goodwill amount was ¥23,224 million as of September 30, 2009. Nomura incurred costs of ¥48,159 million for these acquisitions from the acquisition date through to September 30, 2009. The assumed liabilities related to this acquisition were ¥26,241 million, primarily due to costs of relocating and terminating certain employees of the acquired businesses.

The following table provides a summary of the fair value of the assets acquired, including goodwill, and the liabilities assumed, as of the acquisition date, which were completed by September 30, 2009:

Millions of yen
Assets:
Cash and cash deposits	¥7,815
Loans and receivables	1,419
Office buildings, land, equipment and facilities	23,016
Intangible assets(1)	26,420
Other	6,130

Total assets	64,800

Liabilities:
Payables and deposits	11,080
Other	28,785

Total liabilities	39,865

Net assets	24,935

Acquisition costs(2)	48,159

Goodwill(3)	¥23,224

(1)	Intangible assets primarily comprise the fair value of client relationships and favorable lease agreements, which will be amortized based on a weighted-average amortization period of 10 years with no residual value.
(2)	Acquisition costs primarily comprise the fair value of consideration given and direct acquisition costs incurred.
(3)	Goodwill represents the value expected from benefits created from strengthening Nomura's wholesale and investment banking businesses and expanding its global operations by integrating Lehman's client base. Among this amount, ¥15 billion has been allocated to Nomura's Global Markets and the remaining ¥8 billion to its Investment Banking of Wholesale Division at the acquisition date. ¥8 billion of goodwill is deductible for Japan tax purposes.

In addition, to restructuring of the acquired businesses, management also initiated a restructuring of Nomura's existing activities of at the end of 2008. For the years ended March 31, 2009 and 2010, total restructuring costs of ¥7 billion and ¥2 billion respectively have been recognized in the consolidated statements of operations.

The following unaudited condensed combined pro forma financial information presents the results of operations as if the acquisitions had been completed as of April 1, 2008.

Millions of yen, except per share amounts
Year ended March 31, 2009
Total revenue	¥679,920
Net income (loss) attributable to NHI	(794,081)
Basic EPS	(408.92)
Diluted EPS	(410.55)

The unaudited condensed combined pro forma financial information is presented for illustrative purposes only and is not indicative of the actual consolidated financial results that would have been reported had the acquisitions actually taken place as of April 1, 2008. It also is not indicative of the results of operations in future periods.

Subsequent events

For the purpose of streamlining Nomura Group's management structure for faster decision making relating to reorganization, on May 13, 2011, Nomura entered into an agreement with one of its related companies, Nomura Land and Building Co., Ltd. ("NLB") to implement a stock for stock exchange ("Stock Exchange Agreement"). Based on the Stock Exchange Agreement, NLB will become a wholly owned subsidiary of Nomura effective from July 1, 2011 ("effective date"). Also, in advance of the effective date, Nomura acquired additional NLB shares ("Share Purchases") as of May 24, 2011. As a result of the Share Purchases, NLB became a consolidated subsidiary of Nomura.

Nomura will account for the Share Purchases as a business combination in these consolidated financial statements in future periods. As the Share Purchases were recently completed, Nomura is in the process of valuing the assets, liabilities, noncontrolling interests, and any gain or loss arising from the Share Purchases. Nomura paid approximately ¥38 billion in relation to the Share Purchases.

Other Assets-Other / Other Liabilities	12 Months Ended
Mar. 31, 2011
Other Assets-Other / Other Liabilities
Other Assets-Other / Other Liabilities

11. Other assets—Other / Other liabilities:

The following table presents Other assets-Other and Other liabilities in the consolidated balance sheets by type.

	Millions of yen		Translation into millions of U.S. dollars
	March 31
	2010	2011	2011
Other assets—Other:
Securities received as collateral	¥5,503	¥43,624	$527
Goodwill and other intangible assets	134,015	116,834	1,412
Deferred tax assets	308,679	241,911	2,923
Investments in equity securities for other than operating purposes(1)	9,636	11,915	144
Other	140,913	154,209	1,863

Total	¥598,746	¥568,493	$6,869

Other liabilities:
Obligation to return securities received as collateral	¥5,503	¥43,624	$527
Accrued income taxes	28,015	10,123	122
Other accrued expenses and provisions	411,327	404,048	4,882
Other	50,138	94,521	1,142

Total	¥494,983	¥552,316	$6,673

(1)	Other assets—Other includes marketable and non-marketable equity securities held for other than trading or operating purposes. These investments are comprised of listed equity securities and unlisted equity securities in the amounts of ¥5,236 million and ¥4,400 million, respectively as of March 31, 2010, and ¥6,496 million ( $79 million) and ¥5,419 million ( $65 million) respectively, as of March 31, 2011. These securities are carried at fair value, with changes in fair value reported within Revenue—Other in the consolidated statements of operations.

Goodwill is recognized upon completion of a business combination as the difference between the purchase price and the fair value of the net assets acquired. Subsequent to initial recognition, goodwill is not amortized but is tested for impairment during the fourth quarter of each fiscal year, or more often if events or circumstances, such as adverse changes in the business climate, indicate there may be impairment.

Changes in goodwill, which are reported in the consolidated balance sheets within Other assets-Other, are as follows.

	Millions of yen				Translation into millions of U.S. dollars
	Year ended March 31
	2010		2011		2011
Balance at beginning of year	¥70,459		¥79,818		$965
Increases due to business combinations	13,003	(1)	—		—
Other	(3,644	)(2)	(9,595	)(3)	(116)

Balance at end of year	¥79,818		¥70,223	(4)	$849

(1)	¥10,206 million ( $109 million) is related to Lehman and ¥1,193 million ( $13 million) is related to Torc Investments & Research, which is a consolidated subsidiary of Instinet, Inc. In addition, ¥902 million ( $10 million) is related to NikkoCiti Trust and Banking Corporation, which is a consolidated subsidiary of The Nomura Trust & Banking Co., Ltd. and changed its name to NCT Trust and Banking Corporation on March 1, 2010. In addition, ¥702 million ( $8 million) relates to the acquisition in March 2010, of Nexen Energy Marketing London (which became a subsidiary of Nomura European Investment Limited).
(2)	Decrease of ¥3,560 million ( $38 million) relates to currency translation adjustments.
(3)	Decrease of ¥7,276 million ( $88 million) relates to currency translation adjustments.
(4)	¥69,800 million ( $843 million) is attributed to Nomura's Wholesale segment.

Impairment testing

The goodwill impairment test is performed in two steps. In the first step, the current fair value of each reporting unit is compared with its carrying value, including goodwill. If the fair value is less than the carrying value, then a second step is performed. In the second step, the implied current fair value of the reporting unit's goodwill is determined by comparing the fair value of the reporting unit to the fair value of the net assets of the reporting unit, as if the reporting unit were being acquired in a business combination. The impairment is recognized if the carrying value of goodwill exceeds its implied current fair value. Goodwill impairment testing is performed at a level below Nomura's business segments.

The primary method the Company uses to estimates fair value of its reporting unit is the income approach. The assumptions used in the valuations of the reporting units include estimates of future cash flows and the cost of equity used to discount those cash flows to a present value. The valuation of the reporting units is dependent upon economic conditions. Deterioration in these assumptions as well as in market conditions could cause the estimated fair values of these reporting units and their associated goodwill to decline, which may result in an impairment charge to earnings in a future period related to some portion of the associated goodwill.

The gross carrying amounts of other intangible assets subject to amortization were ¥59,513 million and ¥56,023 million ( $677 million) as of March 31, 2010 and 2011, respectively. These amounts primarily comprise client relationships related to the acquisitions of Instinet and Lehman, which will be amortized based on a weighted-average amortization period of 15 years and 10 years, respectively. The gross carrying amounts of other intangible assets not subject to amortization were ¥8,015 million and ¥8,231 million ( $99 million) as of March 31, 2010 and 2011, respectively. Accumulated amortization of other intangible assets amounted to ¥13,331 million and ¥17,643 million ( $213 million) as of March 31, 2010 and 2011, respectively.

Borrowings	12 Months Ended
Mar. 31, 2011
Borrowings
Borrowings

12. Borrowings:

Short-term and long-term borrowings of Nomura as of March 31, 2010 and 2011 are shown below:

	Millions of yen		Translation into millions of U.S. dollars
	March 31
	2010	2011	2011
Short-term borrowings(1):
Commercial paper	¥484,614	¥379,500	$4,586
Bank borrowings	631,879	563,748	6,812
Other	185,171	223,829	2,704

Total	¥1,301,664	¥1,167,077	$14,102

Long-term borrowings:
Long-term borrowings from banks and other financial institutions(2)	¥2,235,948	¥2,559,325	$30,925
Bonds and notes issued(3):
Fixed-rate obligations:
Japanese yen denominated	1,157,449	1,365,805	16,503
Non-Japanese yen denominated	534,494	748,626	9,046
Floating-rate obligations:
Japanese yen denominated	139,824	897,147	10,840
Non-Japanese yen denominated	194,427	364,796	4,408
Index / Equity-linked obligations:
Japanese yen denominated	1,434,094	1,251,330	15,120
Non-Japanese yen denominated	744,428	985,723	11,911

	4,204,716	5,613,427	67,828

Sub-Total	6,440,664	8,172,752	98,753

Trading balances of secured borrowings	758,397	230,165	2,781

Total	¥7,199,061	¥8,402,917	$101,534

(1)	Includes secured borrowings of ¥25,411 million as of March 31, 2010 and ¥44,159 million ( $534 million) as of March 31, 2011.
(2)	Includes secured borrowings of ¥30,879 million as of March 31, 2010 and ¥6,093 million ( $74 million) as of March 31, 2011.
(3)	Includes secured borrowings of ¥66,078 million as of March 31, 2010 and ¥1,000,856 million ( $12,093 million) as of March 31, 2011.

Trading balances of secured borrowings

These are liabilities recognized when a transfer of a financial asset does not meet the criteria for sales accounting under ASC 860 and therefore the transaction is accounted for as a secured borrowing. These borrowings are part of Nomura's trading activities intended to generate profits from the distribution of financial products secured by those financial assets.

Long-term borrowings consisted of the following:

	Millions of yen		Translation into millions of U.S. dollars
	March 31
	2010	2011	2011
Debt issued by the Company	¥2,674,768	¥3,205,519	$38,733
Debt issued by subsidiaries—guaranteed by the Company	2,145,020	2,270,308	27,432
Debt issued by subsidiaries—not guaranteed by the Company(1)	2,379,273	2,927,090	35,369

Total	¥7,199,061	¥8,402,917	$101,534

(1)	Includes trading balances of secured borrowings.

As of March 31, 2010, fixed-rate long-term borrowings are due between 2010 and 2056 at interest rates ranging from 0.10% to 7.00%. Floating-rate obligations, which are generally based on LIBOR, are due between 2010 and 2052 at interest rates ranging from 0.04% to 3.95%. Index / Equity-linked obligations are due between 2010 and 2042 at interest rates ranging from 0.00% to 23.95%.

As of March 31, 2011, fixed-rate long-term borrowings are due between 2011 and 2035 at interest rates ranging from 0.00% to 10.01%. Floating-rate obligations, which are generally based on LIBOR, are due between 2011 and 2038 at interest rates ranging from 0.10% to 8.30%. Index / Equity-linked obligations are due between 2011 and 2042 at interest rates ranging from 0.00% to 32.50%.

Certain borrowing agreements of subsidiaries contain provisions whereby the borrowings are redeemable at the option of the borrower at specified dates prior to maturity and include various equity-linked or other index-linked instruments.

Nomura enters into swap agreements to manage its exposure to interest rates and foreign exchange rates. Principally, bonds and notes issued are effectively converted to LIBOR-based floating rate obligations through such swap agreements. The carrying value of the long-term borrowings includes adjustments to reflect fair value hedges.

The effective weighted-average interest rates of borrowings, including the effect of fair value hedges, were as follows:

	March 31
	2010	2011
Short-term borrowings	0.94%	0.63%
Long-term borrowings	1.60%	1.48%
Fixed-rate obligations	2.03%	2.30%
Floating-rate obligations	1.14%	0.99%
Index / Equity-linked obligations	1.62%	1.20%

Maturities of long-term borrowings

The aggregate annual maturities of long-term borrowings, including adjustments related to fair value hedges and liabilities measured at fair value, as of March 31, 2010 consist of the following:

Year ending March 31	Millions of yen
2011	¥477,200
2012	742,663
2013	885,951
2014	418,999
2015	866,280
2016 and thereafter	3,049,571

Sub-Total	6,440,664

Trading balances of secured borrowings	758,397

Total	¥7,199,061

The aggregate annual maturities of long-term borrowings, including adjustments related to fair value hedges and liabilities measured at fair value, as of March 31, 2011 consist of the following:

Year ending March 31	Millions of yen	Translation into millions of U.S. dollars
2012	¥892,016	$10,778
2013	980,689	11,850
2014	936,836	11,320
2015	1,239,348	14,975
2016	856,532	10,350
2017 and thereafter	3,267,331	39,480

Sub-Total	8,172,752	98,753

Trading balances of secured borrowings	230,165	2,781

	¥8,402,917	$101,534

Borrowing facilities

As of March 31, 2010 and 2011, Nomura had unutilized borrowing facilities of ¥172,309 million and ¥124,380 million ( $1,503 million), respectively.

Subordinated borrowings

As of March 31, 2010 and 2011, subordinated borrowings were ¥908,755 million and ¥1,059,261 million ( $12,799 million), respectively.

Earnings Per Share	12 Months Ended
Mar. 31, 2011
Earnings Per Share
Earnings Per Share

13. Earnings per share:

Basic and diluted earnings per share ("EPS") are presented on the face of the consolidated statements of operations. Basic EPS is calculated by dividing net income attributable to NHI by the weighted average number of common shares outstanding during the year. The calculation of diluted EPS is similar to basic EPS, except that the weighted average number of common shares is adjusted to reflect all dilutive instruments where potential common shares are deliverable during the year. In addition, net income attributable to NHI is adjusted for any change in income or loss that would result from the assumed conversion of dilutive instruments issued by affiliates.

A reconciliation of the amounts and the numbers used in the calculation of net income (loss) attributable to NHI common shareholders per share (basic and diluted) is as follows:

	Yen amounts in millions except per share data presented in yen			Translation into millions of U.S. dollars except per share data presented in U.S. dollars
	Year ended March 31
	2009	2010	2011	2011
Basic—
Net income (loss) attributable to NHI shareholders	¥(708,192)	¥67,798	¥28,661	$346

Weighted average number of shares outstanding	1,941,906,637	3,126,790,289	3,627,798,587

Net income (loss) attributable to NHI shareholders per share	¥(364.69)	¥21.68	¥7.90	$0.10

Diluted—
Net income (loss) attributable to NHI shareholders	¥(708,207)	¥67,784	¥28,642	$346

Weighted average number of shares outstanding	1,934,159,290	3,139,394,052	3,642,689,381

Net income (loss) attributable to NHI shareholders per share	¥(366.16)	¥21.59	¥7.86	$0.09

For the year ended March 31, 2010, in determining diluted EPS, net income attributable to NHI shareholders was adjusted to reflect the decline in Nomura's income arising from convertible bonds issued by the Company. The decline of net income arising from convertible bonds was caused by presuming lump-sum expensing of the difference between the bond's carrying amount and the bond's redemption amount, which is accumulated over the life of the bond. Net income (loss) attributable to NHI shareholders was adjusted to reflect the decline in Nomura's equity share of earnings of affiliates for the years ended March 31, 2009, 2010, and 2011 arising from options to purchase common shares issued by affiliates.

The weighted average number of shares used in the calculation of diluted EPS reflects the decrease in potential issuance of common shares arising from stock-based compensation plans by the Company, which would reduce EPS for the year ended March 31, 2009. The weighted average number of shares used in the calculation of diluted EPS reflects the increase in potential issuance of common shares arising from convertible bonds and stock-based compensation plans by the Company, which would reduce EPS for the year ended March 31, 2010. The weighted average number of shares used in the calculation of diluted EPS reflects the increase in potential issuance of common shares arising from stock-based compensation plans by the Company, which would have minimal impact on EPS for the year ended March 31, 2011.

Antidilutive stock option and convertible bonds to purchase or convert to 266,942,428 common shares as of March 31, 2009, were not included in the computation of diluted EPS. Antidilutive stock options to purchase 12,436,800 and 59,670,700 common shares were not included in the computation of diluted EPS for the year ended March 31, 2010 and 2011, respectively.

The convertible bonds of ¥110,000 million were converted to 258,040,481 common shares for the year ended March 31, 2010. All of the convertible bonds were exercised for the year ended March 31, 2010, and therefore, the balance of outstanding convertible bonds as of March 31, 2011 was nil.

Nomura issued 766,000,000 shares and 34,000,000 shares by way of public offering with a total amount to be paid of ¥416,949 million on the payment date of October 13, 2009 and third-party allotment with a total amount to be paid of ¥18,507 million on the payment date of October 27, 2009.

Nomura conducted a share buyback of 75,000,000 common shares which amounted to ¥37,362 million from August 9, 2010 to August 31, 2010.

Employee Benefit Plans	12 Months Ended
Mar. 31, 2011
Employee Benefit Plans
Employee Benefit Plans

14. Employee benefit plans:

Nomura provides various pension plans and other post-employment benefits which cover certain employees worldwide. In addition, Nomura provides health care benefits to certain active and retired employees through its Nomura Securities Health Insurance Society ("NSHIS").

Defined benefit pension plans—

The Company and certain subsidiaries in Japan (the "Japanese entities") have contributory funded benefit pension plans for eligible employees. The benefits are paid as annuity payments subsequent to retirement or as lump-sum payments at the time of retirement based on the combination of years of service, age at retirement and employee's choice. The benefits under the plans are calculated based upon position, years of service and reason for retirement. In addition to the plans described above, certain Japanese entities also have unfunded lump-sum payment plans. Under these plans, employees with at least two years of service are generally entitled to lump-sum payments upon termination of employment. The benefits under the plans are calculated based upon position, years of service and the reason for retirement. Nomura's funding policy is to contribute annually the amount necessary to satisfy local funding standards. In December 2008, certain contributory funded benefit pension plans and unfunded lump-sum payment plans were amended and "cash balance pension plans" were introduced. Participants receive an annual benefit in their cash balance pension plan account, which is computed based on compensation of the participants, adjusted for changes in Japanese government bond rates. This plan amendment contributed to a reduction in the benefit obligations of the subsidiaries.

Some overseas subsidiaries have various local defined benefit plans covering certain employees. Nomura recognized an asset for pension benefits for these plans amounting to ¥4,862 million and ¥5,787 million ( $70 million) as of March 31, 2010, and 2011, respectively.

Net Periodic Benefit Cost

The net periodic benefit cost of the defined benefit plans includes the following components. Nomura's measurement date is March 31 for its defined benefit plans for Japanese entities.

Japanese entities' plans—

	Millions of yen			Translation into millions of U.S. dollars
	Year ended March 31
	2009	2010	2011	2011
Service cost	¥9,706	¥8,719	¥9,328	$113
Interest cost	5,058	4,307	4,480	54
Expected return on plan assets	(3,543)	(3,023)	(3,182)	(38)
Amortization of net actuarial losses	3,260	4,735	3,088	37
Amortization of prior service cost	(202)	(1,148)	(1,148)	(14)

Net periodic benefit cost	¥14,279	¥13,590	¥12,566	$152

The prior service cost is amortized on a straight-line basis over the average remaining service period of active participants. Gains and losses in excess of 10% of the greater of the benefit obligation or the fair value of plan assets are amortized over the average remaining service period of active participants.

Benefit Obligations and Funded Status

The following table presents a reconciliation of the changes in projected benefit obligation ("PBO") and the fair value of plan assets, as well as a summary of the funded status:

Japanese entities' plans—

	Millions of yen		Translation into millions of U.S. dollars
	As of or for the year ended March 31
	2010	2011	2011
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	¥229,881	¥215,761	$2,607
Service cost	8,719	9,328	113
Interest cost	4,307	4,480	54
Actuarial loss	(13,218)	(647)	(8)
Benefits paid	(14,423)	(15,406)	(186)
Other	495	137	2

Projected benefit obligation at end of year	¥215,761	¥213,653	$2,582

Change in plan assets:
Fair value of plan assets at beginning of year	¥116,484	¥122,632	$1,482
Actual return on plan assets	12,927	1,865	23
Employer contributions	993	4,407	53
Benefits paid	(7,772)	(8,177)	(99)

Fair value of plan assets at end of year	¥122,632	¥120,727	$1,459

Funded status at end of year	(93,129)	(92,926)	(1,123)

Amounts recognized in the consolidated balance sheets	¥(93,129)	¥(92,926)	$(1,123)

The accumulated benefit obligation ("ABO") was ¥212,183 million and ¥211,425 million ( $2,555 million) as of March 31, 2010 and 2011, respectively.

PBO, ABO, and fair value of plan assets for pension plans with ABO and PBO in excess of plan assets as of March 31, 2010 and 2011 are set forth in the tables below.

Japanese entities' plans—

	Millions of yen		Translation into millions of U.S. dollars
	March 31
	2010	2011	2011
Plans with ABO in excess of plan assets:
PBO	¥215,761	¥213,653	$2,582
ABO	212,183	211,425	2,555
Fair value of plan assets	122,632	120,727	1,459
Plans with PBO in excess of plan assets:
PBO	¥215,761	¥213,653	$2,582
ABO	212,183	211,425	2,555
Fair value of plan assets	122,632	120,727	1,459

Amounts in accumulated other comprehensive income, pre-tax, that have not yet been recognized as components of net periodic benefit cost consist of:

Japanese entities' plans—

	Millions of yen	Translation into millions of U.S. dollars
	For the year ended March 31
	2011	2011
Net actuarial loss	¥68,227	$824
Net prior service cost	(14,094)	(170)

Total	¥54,133	$654

Amounts in accumulated other comprehensive income, pre-tax, expected to be recognized as components of net periodic benefit cost over the next fiscal year are as follows:

Japanese entities' plans—

	Millions of yen	Translation into millions of U.S. dollars
	For the year ending March 31
	2012	2012
Net actuarial loss	¥3,088	$37
Net prior service cost	(1,148)	(14)

Total	¥1,940	$23

Assumptions

The following table presents the weighted-average assumptions used to determine projected benefit obligations at year end:

Japanese entities' plans—

	March 31
	2010	2011
Discount rate	2.2%	2.1%
Rate of increase in compensation levels	2.5%	2.5%

The following table presents the weighted-average assumptions used to determine Japanese entities' plans net periodic benefit costs for the year:

	Year ended March 31
	2009	2010	2011
Discount rate	2.0%	2.2%	2.1%
Rate of increase in compensation levels	2.5%	2.5%	2.5%
Expected long-term rate of return on plan assets	2.6%	2.6%	2.6%

Generally, Nomura determines the discount rates for its defined benefit plans by referencing indices for long-term, high-quality bonds and ensuring that the discount rate does not exceed the yield reported for those indices after adjustment for the duration of the plans' liabilities.

Nomura uses the expected long-term rate of return on plan assets to compute the expected return on assets. Nomura's approach in determining the long-term rate of return on plan assets is primarily based on historical financial market relationships that have existed over time with the presumption that this trend will generally remain constant in the future.

Plan Assets

The Nomura's plan assets are managed with an objective to secure necessary plan assets in the long term to enable future pension payouts. While targeting to achieve the long-term rate of return on plan assets, Nomura aims to minimize short-term volatility by managing the portfolio through diversifying risk. Based on this portfolio policy, the plan assets are invested diversely.

The plan assets of domestic plans target to invest 23% in equities (includes private equity), 50% in debt securities, 15% in life insurance company general accounts and 12% in other. Investment allocations are generally reviewed and revised at the time of the actual revaluation that takes place every five years or when there is a significant change in prerequisites for the portfolio.

The following tables present information about the plan assets at fair value as of March 31, 2010 and March 31 2011 within the fair value hierarchy. For details of the levels of inputs used to measure the fair value, see Note 3, "Fair value of financial instruments."

Japanese entities' plans—

	Millions of yen
	March 31, 2010
	Level 1	Level 2	Level 3	Balance as of March 31, 2010
Pension plan assets:
Equities	¥28,803	¥—	¥—	¥28,803
Private equity	—	—	892	892
Japanese government securities	48,365	—	—	48,365
Japanese agency and municipal securities	275	—	—	275
Foreign government securities	3,751	—	—	3,751
Bank and corporate debt securities	—	520	—	520
Investment trust funds and other(1)	—	11,230	9,371	20,601
Life insurance company general accounts	—	18,204	—	18,204
Other assets	—	1,221	—	1,221

Total	¥81,194	¥31,175	¥10,263	¥122,632

	Millions of yen
	March 31, 2011
	Level 1	Level 2	Level 3	Balance as of March 31, 2011
Pension plan assets:
Equities	¥23,121	¥—	¥—	¥23,121
Private equity	—	—	838	838
Japanese government securities	47,099	—	—	47,099
Japanese agency and municipal securities	—	—	—	—
Foreign government securities	—	—	—	—
Bank and corporate debt securities	—	—	—	—
Investment trust funds and other(1)	—	18,290	8,807	27,097
Life insurance company general accounts	—	19,344	—	19,344
Other assets	—	3,228	—	3,228

Total	¥70,220	¥40,862	¥9,645	¥120,727

	Translation into millions of U.S. dollars
	March 31, 2011
	Level 1	Level 2	Level 3	Balance as of March 31, 2011
Pension plan assets:
Equities	$279	$—	$—	$279
Private equity	—	—	10	10
Japanese government securities	569	—	—	569
Japanese agency and municipal securities	—	—	—	—
Foreign government securities	—	—	—	—
Bank and corporate debt securities	—	—	—	—
Investment trust funds and other(1)	—	221	107	328
Life insurance company general accounts	—	234	—	234
Other assets	—	39	—	39

Total	$848	$494	$117	$1,459

(1)	Includes hedge funds and real estate funds.

The fair value of the non-Japan plan assets as of March 31, 2010 was ¥2,945 million, ¥18,350 million and ¥1,658 million for Level 1, Level 2 and Level 3, respectively. The fair value of the non-Japan plan assets as of March 31, 2011 was ¥3,055 million ( $37 million), ¥18,584 million ( $225 million) and ¥1,692 million ( $20 million) for Level 1, Level 2 and Level 3, respectively.

Level 1 includes principally equity securities and government securities. Unadjusted quoted prices in active markets for identical assets that Nomura has the ability to access at the measurement date are classified as Level 1. Level 2 includes principally investment trust funds, corporate debt securities and investments in life insurance company's general accounts. Investment trust funds are valued at their net asset values as calculated by the sponsor of the funds. Investments in life insurance company's general accounts are valued at conversion value.

The following tables present information about the plan assets for which Nomura has utilized Level 3 inputs to determine fair value.

Japanese entities' plans—

	Millions of yen
	Year ended March 31, 2010
	Balance as of April 1, 2009	Unrealized and realized gains / loss	Purchases / sales and other settlement	Net transfers in / (out of) Level 3	Balance as of March 31, 2010
Private equity	¥980	¥(12)	¥(76)	¥—	¥892
Investment trust funds and other	1,411	4	7,956	—	9,371

Total	¥2,391	¥(8)	¥7,880	¥—	¥10,263

	Millions of yen
	Year ended March 31, 2011
	Balance as of April 1, 2010	Unrealized and realized gains / loss	Purchases / sales and other settlement	Net transfers in / (out of) Level 3	Balance as of March 31, 2011
Private equity	¥892	¥5	¥(59)	¥—	¥838
Investment trust funds and other	9,371	(376)	(188)	—	8,807

Total	¥10,263	¥(371)	¥(247)	¥—	¥9,645

	Translation into millions of U.S. dollars
	Year ended March 31, 2011
	Balance as of April 1, 2010	Unrealized and realized gains / loss	Purchases / sales and other settlement	Net transfers in / (out of) Level 3	Balance as of March 31, 2011
Private equity	$11	$0	$(1)	$—	$10
Investment trust funds and other	113	(5)	(1)	—	107

Total	$124	$(5)	$(2)	$—	$117

For plan assets, Nomura adopted ASU 2009-12 as of April 1, 2009.

The fair value of Level 3 non-Japan plans assets, consisting of real estate funds, was ¥1,658 million and ¥1,692 million ( $20 million) as of March 31, 2010 and March 31, 2011, respectively. The amount of gains and loss, purchases and sales, transfers between Level 1 or Level 2 and Level 3 relating to these assets during the years ended March 31, 2010 and 2011 were not significant.

Cash Flows

Nomura expects to contribute approximately ¥31,344 million ( $379 million) to Japanese entities' plans in the year ending March 31, 2012 based upon Nomura's funding policy to contribute annually the amount necessary to satisfy local funding standards.

Expected benefit payments for the next five fiscal years and in aggregate for the five fiscal years thereafter are as follows:

Japanese entities' plans—

Year ending March 31	Millions of yen	Translation into millions of U.S. dollars
2012	¥9,091	$110
2013	8,413	102
2014	8,650	105
2015	9,346	113
2016	9,961	120
2017-2021	51,484	622

Defined contribution pension plans—

In addition to defined benefit pension plans, the Company, NSC and other Japanese and non-Japanese subsidiaries have defined contribution pension plans.

Nomura contributed ¥1,415 million, ¥3,021 million and ¥3,233 million ( $39 million) to the defined contribution pension plans for Japanese entities' plans for the years ended March 31, 2009, 2010 and 2011, respectively.

The contributions to overseas defined contribution pension plans were ¥4,711 million, ¥5,712 million and ¥6,903 million ( $83 million) for the years ended March 31, 2009, 2010 and 2011, respectively.

Health care benefits—

The Company and certain subsidiaries provide certain health care benefits to both active and retired employees through NSHIS. The Company and certain subsidiaries also sponsor certain health care benefits to retired employees ("Special Plan") and these retirees are permitted to continue participation in the Special Plan on a pay-all basis, i.e., by requiring a retiree contribution based on the estimated per capita cost of coverage. The Special Plan is a multi-employer post-retirement plan because it is jointly administered by NSHIS and the national government, and the funded status of it is not computed separately. Therefore, although the Company and certain subsidiaries contribute some portion of the cost of retiree health care benefits not covered through retiree contributions, the Company and certain subsidiaries do not reserve for the future cost. The health care benefit costs, which are equivalent to the required contribution, amounted to ¥6,200 million, ¥5,820 million and ¥6,760 million ( $82 million) for the years ended March 31, 2009, 2010 and 2011, respectively.

Stock-Based Compensation Plans	12 Months Ended
Mar. 31, 2011
Stock-Based Compensation Plans
Stock-Based Compensation Plans:

15. Stock-based compensation plans:

The Company has stock-based compensation plans to maintain high levels of performance, to recruit talented staff and to link a portion of compensation to the Company's stock price, namely of Stock Acquisition Right ("SAR") Plan A, SAR Plan B and NSU Plan. The SAR Plan A generally consists of stock option plans. The SAR Plan B consists of stock unit plans.

SAR Plan A—

The Company has issued SARs of common stock pursuant to several effective stock option plans for employees (directors, executive officers and certain employees). These stock options vest and become exercisable two years after the grant date, and expire approximately seven years after the grant date, subject to accelerated expiration on termination of employment. The exercise price generally is not less than the fair value of the Company's common stock on the grant date.

The fair value of the stock options as of the grant date is estimated using a Black-Scholes option-pricing model with the following assumptions. Expected volatilities are based on historical volatility of the Company's common stock. The expected dividend yield is based on the current dividend rate at the time of grant. The expected lives of options granted are determined based on historical experience. The risk-free interest rate–estimate is based on yen swap rate with a maturity equal to the expected lives of options. The weighted-average amounts on the grant date fair value of options granted during the years ended March 31, 2009, 2010 and 2011 were ¥281, ¥173 and ¥127 ( $2) per share, respectively. The weighted-average assumptions used for the years are as follows:

	Year ended March 31
	2009	2010	2011
Expected volatility	32.73%	40.06%	40.51%
Expected dividends yield	2.28%	3.25%	1.73%
Expected lives (in years)	6	6	6
Risk-free interest rate	1.43%	1.01%	0.76%

The following table presents activity relating to SAR Plan A for the years ending March 31, 2009, 2010 and 2011:

	Outstanding (number of shares)	Weighted-average exercise price	Weighted-average remaining life (years)
Outstanding as of March 31, 2008	9,000,800	¥1,891	4.1
Granted	2,088,000	1,460
Exercised	(21,500)	1,336
Repurchased	—	—
Forfeited	(6,000)	2,045
Expired	—	—

Outstanding as of March 31, 2009	11,061,300	1,645	3.7
Granted	2,585,000	767
Exercised	—	—
Repurchased	—	—
Forfeited	(43,500)	1,457
Expired	(1,166,000)	1,600

Outstanding as of March 31, 2010	12,436,800	1,371	3.8
Granted	2,870,000	487
Exercised	—	—
Repurchased	—	—
Forfeited	(262,000)	1,290
Expired	(1,227,000)	1,332

Outstanding as of March 31, 2011	13,817,800	¥1,176	3.9

The total intrinsic value of options exercised during the year ended March 31, 2009 was ¥5 million.

No options were exercised during the years ended March 31, 2010 and 2011. The aggregate intrinsic value of options outstanding as of March 31, 2010 and 2011 were ¥nil.

The following table presents the distribution of the options as of March 31, 2011:

	Stock options outstanding			Stock options exercisable
Exercise prices	Stock options outstanding (number of shares)	Weighted-average exercise price	Weighted-average remaining life (years)	Stock options exercisable (number of shares)	Weighted-average exercise price
¥1,940	1,948,000	¥1,940	3.3	1,948,000	¥1,940
¥1,793	1,760,000	¥1,793	2.3	1,760,000	¥1,793
¥1,333	2,026,000	¥1,333	4.4	2,026,000	¥1,333
¥1,311	1,224,000	¥1,311	0.2	1,224,000	¥1,311
¥1,152	1,488,800	¥1,152	1.3	1,488,800	¥1,152
¥ 757	2,516,000	¥757	5.4	—	¥—
¥ 487	2,855,000	¥487	6.6	—	¥—

Total	13,817,800	¥1,176	3.9	8,446,800	¥1,534

As of March 31, 2009, 2010 and 2011, the number of outstanding options exercisable were 6,972,300, 7,783,300 and 8,446,800, respectively.

SAR Plan B—

The Company has issued SARs of common stock pursuant to several effective stock unit plans for employees (directors, executive officers and certain employees). These stock units vest and become exercisable two or three years after the grant date, and expire approximately seven or eight years after the grant date. The exercise price is a nominal ¥1 per share.

The following table presents activity relating to SAR Plan B for the years ending March 31, 2009, 2010 and 2011.

	Outstanding (number of shares)	Weighted-average grant date fair value per share
Outstanding as of March 31, 2008	12,664,500	¥2,260
Granted	8,223,900	1,560
Exercised	(2,779,700)	2,248
Repurchased	—	—
Forfeited	(561,600)	1,958
Expired	—	—

Outstanding as of March 31, 2009	17,547,100	1,944
Granted	12,524,300	618
Exercised	(6,122,900)	2,283
Repurchased	—	—
Forfeited	(2,333,400)	726
Expired	—	—

Outstanding as of March 31, 2010	21,615,100	1,211
Granted	59,187,700	638
Exercised	(6,870,600)	1,651
Repurchased	—	—
Forfeited	(4,145,200)	634
Expired	—	—

Outstanding as of March 31, 2011	69,787,000	¥716

As of March 31, 2011, there was ¥20,807 million ( $251 million) of total unrecognized compensation cost related to SAR Plan B. Such cost is expected to be recognized over a weighted-average period of 1.5 years. The total fair value of shares vested during the years ended March 31, 2009, 2010 and 2011 was ¥5,778 million, ¥5,593 million and ¥4,909 million ( $59 million), respectively.

Total stock-based compensation expense included in income before income taxes for the years ended March 31, 2009, 2010 and 2011 was ¥16,476 million, ¥9,737 million and ¥18,638 million ( $225 million), respectively. Total related tax benefits recognized in earnings for stock-based compensation expense for the years ended March 31, 2009, 2010 and 2011 was ¥1,045 million, ¥291 million and ¥546 million ( $7 million), respectively. The dilutive effect of outstanding stock-based compensation plans is included in weighted average number of shares outstanding used in diluted EPS computations. Cash received from exercise of the stock-based compensation plans during the year ended March 31, 2011 was ¥7 million ( $0.1 million) and the tax benefit realized from exercise of the stock options was ¥535 million ( $6 million).

NSU Plan—

The Company has awarded to the employees (directors, executive officers and certain employees) a compensation plan linked to the Company's stock price. The employees covered by the NSU Plan must provide service as the employees of Nomura for a specified service period in order to receive payments under this plan and also are subject to forfeitures due to termination of employment under certain conditions. The period to the payment date is primarily two to three years. Nomura will pay either in cash or an equivalent amount of assets with the value linked to the Company's average stock price for a certain period immediately preceding the applicable future payment date.

In April 2010, the Company authorized to make the compensation payment under the NSU Plan to Nomura's directors and certain employees. For the year ended March 31, 2011, the total recognized compensation cost relating to the NSU Plan and the total fair value of NSU Plan exercised were ¥13,708 million ( $166 million) and ¥2,194 million ( $27 million), respectively. As of March 31, 2011, there was ¥6,717 million ( $81 million) of total unrecognized compensation cost. Such cost is expected to be recognized over a period of approximately one year.

Subsequent events

On May 19, 2011, the Company adopted a resolution to issue SARs No. 40, No. 41 and No. 42 of common stock pursuant to the SAR Plan B for directors and certain employees of the Company and subsidiaries and has issued SARs on June 7, 2011. The total number of SARs to be issued is 620,863 for the acquisition of 62,086,300 shares. The exercise price is a nominal ¥1 per share. The SARs No. 40, No. 41 and No. 42 vest and are exercisable one, two and three years after the grant date, respectively, and expire seven years after the grant date.

In May 2011, the Company authorized to make compensation payments primarily based on the Company's stock price to Nomura's directors and certain employees in the amount of approximately ¥58.7 billion ( $0.7 billion) in the future. (The compensation amounts are estimated based on the fair value of plans as of May 2011. These awards generally vest for periods up to three years.) Nomura will pay either in cash or an equivalent amount of assets with a value linked primarily to the Company's average stock price for a certain period immediately preceding the applicable future payment date.

Income Taxes	12 Months Ended
Mar. 31, 2011
Income Taxes
Income Taxes

16. Income taxes:

The components of income tax expense reflected in the consolidated statements of operations are as follows:

	Millions of yen			Translation into millions of U.S. dollars
	Year ended March 31
	2009	2010	2011	2011
Current:
Domestic	¥7,635	¥12,988	¥175	$2
Foreign	5,142	4,599	5,956	72

Sub Total	12,777	17,587	6,131	74

Deferred:
Domestic	(84,072)	28,207	56,194	679
Foreign	441	(8,633)	(995)	(12)

Sub Total	(83,631)	19,574	55,199	667

Total	¥(70,854)	¥37,161	¥61,330	$741

The income tax benefit recognized from net operating losses for the years ended March 31, 2009, 2010 and 2011 totaled ¥69,205 million, ¥10,374 million and ¥4,645 million ( $56 million), respectively.

The Company and its wholly-owned domestic subsidiaries have adopted the consolidation tax system permitted under Japanese tax law. The consolidation tax system only imposes a national tax. Since April 1, 2004, Nomura's domestic effective statutory tax rate has been approximately 41%.

Foreign subsidiaries are subject to income taxes of the countries in which they operate. The relationship between income tax expense and pretax accounting income (loss) is affected by a number of items, including various tax credits, certain expenses not allowable for income tax purposes and different tax rates applicable to foreign subsidiaries.

A reconciliation of the effective income tax rate reflected in the consolidated statements of operations to the normal effective statutory tax rate is as follows:

	Year ended March 31
	2009	2010	2011
Normal effective statutory tax rate	41.0%	41.0%	41.0%
Impact of:
Change in deferred tax valuation allowance	(27.6)	6.7	1.6
Taxable items to be added on financial profit	(0.1)	10.8	5.3
Non-deductible expenses	(3.8)	10.5	16.6
Non-taxable revenue	2.9	(7.8)	(8.4)
Dividends from foreign subsidiaries	—	1.0	0.0
Tax effect of undistributed earnings of foreign subsidiaries	(0.7)	0.1	(0.0)
Different tax rate applicable to income (loss) of foreign subsidiaries	(9.9)	(26.9)	10.8
Tax benefit recognized on the devaluation of investment in foreign subsidiaries	7.5	—	(1.3)
Other	(0.2)	(0.1)	0.2

Effective tax rate	9.1%	35.3%	65.8%

The net deferred tax assets of ¥308,679 million and ¥241,911 million ( $2,923 million) reported within Other assets—Other in the consolidated balance sheets as of March 31, 2010 and 2011, respectively, represent tax effects of the total of the temporary differences and tax loss carryforwards in components of those tax jurisdictions with net deductible amounts in future years. The net deferred tax liabilities of ¥15,667 million and ¥12,180 million ( $147 million) reported within Other liabilities in the consolidated balance sheets as of March 31, 2010 and 2011, respectively, represent the total of the temporary differences in components of those tax jurisdictions with net taxable amounts in future years.

Details of deferred tax assets and liabilities are as follows:

	Millions of yen		Translation into millions of U.S. dollars
	March 31
	2010	2011	2011
Deferred tax assets
Depreciation, amortization and valuation of fixed assets	¥11,175	¥10,243	$124
Investments in subsidiaries and affiliates	174,529	171,520	2,072
Valuation of financial instruments	268,588	214,706	2,595
Accrued pension and severance costs	47,786	41,402	500
Other accrued expenses and provisions	81,375	77,649	938
Operating losses	351,101	317,519	3,837
Other	5,160	5,215	63

Gross deferred tax assets	939,714	838,254	10,129
Less—Valuation allowance	(501,554)	(461,966)	(5,582)

Total deferred tax assets	438,160	376,288	4,547

Deferred tax liabilities
Investments in subsidiaries and affiliates	66,218	69,363	838
Valuation of financial instruments	46,865	47,694	577
Undistributed earnings of foreign subsidiaries	5,258	4,409	53
Valuation of fixed assets	19,196	19,355	234
Other	7,611	5,736	69

Total deferred tax liabilities	145,148	146,557	1,771

Net deferred tax assets	¥293,012	¥229,731	$2,776

The valuation allowance mainly relates to deferred tax assets of consolidated subsidiaries with operating loss carryforwards for tax purposes. Based on the cumulative and continuing losses of these subsidiaries, management of Nomura believes that it is more likely than not that the related deferred tax assets will not be realized. The allowances against deferred tax assets are determined based on a review of future realizable value. Changes in the valuation allowance for deferred tax assets are shown below:

	Millions of yen						Translation into millions of U.S. dollars
	Year ended March 31
	2009		2010		2011		2011
Balance at beginning of year	¥326,634		¥493,906		¥501,554		$6,060
Net change during the year	167,272	(1)	7,648	(2)	(39,588	)(3)	(478	)(3)

Balance at end of year	¥493,906		¥501,554		¥461,966		$5,582

(1)	Includes ¥121,273 million related to foreign subsidiaries which is mainly due to an increase in non-recoverability of losses in certain U.S. subsidiaries and in certain European subsidiaries, ¥25,817 million related to subsidiaries in Japan and ¥20,182 million related to the Company, which is due to the allowance for the non-recoverability of future realizable losses on local taxes.
(2)	Includes ¥8,313 million and ¥2,667 million related to subsidiaries which is mainly due to an increase in non-recoverability of losses in certain foreign subsidiaries and in certain subsidiaries in Japan, negative ¥3,332 million related the Company which is due to the decrease of allowance for the deferred tax assets previously recorded. In total, ¥7,648 million of allowances increased for the year ended March 31, 2010.
(3)	Includes negative ¥33,523 million ( $405 million) related to foreign subsidiaries which is mainly due to an effect of utilized loss carryforwards in certain U.S. subsidiaries, negative ¥2,657 million ( $32 million) and negative ¥3,408 million ( $41 million) related to Japanese subsidiaries and the Company, respectively, which is due mainly to a result of a review of future realizable value for the deferred tax assets previously recorded. In total, ¥39,588 million ( $478 million) of allowances decreased for the year ended March 31, 2011.

As of March 31, 2011, no deferred income taxes have been provided on undistributed earnings of foreign subsidiaries not expected to be remitted in the foreseeable future totaling ¥2,440 million ( $29 million). It is not practicable to determine the amount of income taxes payable in the event all such foreign earnings are repatriated.

As of March 31, 2011, Nomura has net operating loss carryforwards, for income tax purposes, of ¥1,124,673 million ( $13,590 million) resulting from certain U.S. and European subsidiaries. These losses, except for ¥496,892 million ( $6,004 million), which can be carried forward indefinitely, expire as follows: 2011 through 2018—¥337,628 million ( $4,080 million), 2019 and thereafter—¥290,153 million ( $3,506 million). Nomura believes that it is more likely than not that these loss carryforwards, less valuation allowance, will be realized.

The total amount of unrecognized tax benefits were ¥nil as of March 31, 2009 and 2010. Also there were no movements of the gross amounts in unrealized tax benefits and the amount of interest and penalties recognized due to the unrealized tax benefits during the year ended March 31, 2009 and 2010.

The total amount of unrecognized tax benefits as of March 31, 2011 was not significant. Also there were no significant movements of the gross amounts in unrealized tax benefits and the amount of interest and penalties recognized due to the unrealized tax benefits during the year ended March 31, 2011. Nomura recognises the accrual of interest related to unrecognized tax benefits and penalties related to unrecognized tax benefits in Income tax expense in the consolidated statements of operations.

Nomura is under continuous examination by the Japanese National Tax Agency and other tax authorities in major operating jurisdictions such as the United Kingdom ("U.K.") and U.S. Nomura regularly assesses the likelihood of additional assessments in each tax jurisdiction and the impact on the consolidated financial statements. A liability for unrecognized tax benefits are recorded in the amount that is sufficient to cover potential exposure for an additional tax assessment depending on likelihood. It is reasonably possible that there may be a significant increase in unrecognized tax benefits within 12 months of March 31, 2011. Quantification of an estimated range cannot be made at this time due to the uncertainty of the potential outcomes. However, Nomura does not expect that any change in the gross balance of unrecognized tax benefits would have a material effect on its financial condition.

Nomura operates in multiple taxing jurisdictions, and faces audits from various tax authorities regarding many issues including but not limited to transfer pricing, deductibility of certain expenses, creditability of foreign taxes, and other matters. The table below summarizes the major jurisdictions in which Nomura operates and the earliest year in which Nomura remains subject to examination. Under Hong Kong SAR tax law, the time bar does not apply if the entity records a tax loss, thus not stated in below table.

Jurisdiction	Year
Japan	2006	(1)
U.K.	2009
U.S.	2007

(1)	For transfer pricing, the earliest year in which Nomura remains subject to examinations is 2005.

Shareholders' Equity	12 Months Ended
Mar. 31, 2011
Shareholders' Equity
Shareholders' Equity

17. Shareholders' equity:

Changes in shares of common stock outstanding are shown below:

	Shares
	Year ended March 31,
	2009	2010	2011
Number of shares outstanding at beginning of year	1,906,885,059	2,604,779,843	3,669,044,614
New issue	695,172,900	800,000,000	—
Conversion of convertible bonds	—	258,040,481	—

Common stock held in treasury:
Repurchases of common stock	(74,263)	(26,857)	(75,030,934)
Sales of common stock	32,162	6,328	2,409
Common stock issued to employees	2,801,200	6,122,900	6,870,600
Other net change in treasury stock	(37,215)	121,919	243

Number of shares outstanding at end of year	2,604,779,843	3,669,044,614	3,600,886,932

The amount available for dividends and acquisition of treasury stock is subject to the restrictions under the Companies Act of Japan. Additional paid-in capital and retained earnings include amounts which the Companies Act of Japan prohibits for the use of dividends and acquisition of treasury stock. As of March 31, 2009, 2010 and 2011, the amounts available for distributions were ¥537,260 million, ¥546,483 million and ¥480,471 million ( $5,806 million), respectively. These amounts are based on the amounts recorded in the Company's unconsolidated financial statements maintained in accordance with accounting principles and practices prevailing in Japan. U.S. GAAP adjustments incorporated in the accompanying consolidated financial statements but not recorded in the Company's unconsolidated financial statements have no effect on the determination of the amounts available for distributions under the Companies Act of Japan.

Retained earnings include Nomura's share of investee undistributed earnings which have been accounted for based on the equity method, and those Nomura's share of investee undistributed earnings amounted to ¥66,916 million, ¥72,405 million and ¥77,145 million ( $932 million) as of March 31, 2009, 2010 and 2011, respectively.

Dividends on common stock per share were ¥25.5 for the year ended March 31, 2009, ¥8 for the year ended March 31, 2010 and ¥8 ( $0.10) for the year ended March 31, 2011.

On July 30, 2010, the board of directors approved a repurchase program of Nomura Holdings common stock in accordance with Article 459-1 of the Companies Act of Japan as follows: (a) total number of shares authorized for repurchase is up to 75,000,000 shares, (b) total value of shares authorized for repurchase is up to ¥50 billion and (c) the share buyback will run from August 9, 2010 to September 17, 2010. Under this repurchase program, the Company repurchased 75,000,000 shares of common stock at a cost of ¥37,362 million.

The change in common stock held in treasury includes the change in shares issued to employees under stock-based compensation plans, shares sold to enable shareholders to hold round lots of the 100 share minimum tradable quantity (adding-to-holdings requests) or shares acquired to create round lots or eliminate odd lots. Common stock held in treasury also includes, as of March 31, 2009, 2010, and 2011, 1,185,072 shares, or ¥2,348 million, 1,063,153 shares, or ¥2,189 million, and 1,062,910 shares, or ¥2,189 million ( $26 million), held by affiliated companies, respectively.

Nomura issued 661,572,900 shares and 33,600,000 shares through a public offering and third-party allotment, respectively in March, 2009. In addition, Nomura issued 766,000,000 shares and 34,000,000 shares through a public offering and third-party allotment, respectively in October, 2009.

Regulatory Requirements	12 Months Ended
Mar. 31, 2011
Regulatory Requirements
Regulatory Requirements

18. Regulatory requirements:

The Financial Services Agency (the "FSA") requires financial conglomerates to maintain net capital not less than the required capital on a consolidated basis under the "Guideline for Financial Conglomerate Supervision", unless otherwise specified by other law a notice. The Company calculates its consolidated capital adequacy ratio according to the "Criteria for bank holding companies to judge whether their capital adequacy status is appropriate in light of their own and their subsidiaries' asset holdings, etc. under Article 52-25 of the Banking Act" (the "Bank Holding Companies Notice"), as permitted under the provision in the "Comprehensive Guidelines for Supervision of Financial Instruments Business Operators, etc." from the end of March, 2009. As Nomura calculates its consolidated capital adequacy ratio according to the Bank Holding Companies Notice, Nomura converts each risk by multiplying the amount by 12.5; therefore Nomura examines whether it abides by this requirement by confirming that the capital/risk-weighted asset ratio is higher than 8%. As of March 31, 2010 and 2011, the Company was in compliance with the minimum capital requirement.

Under the Financial Instruments and Exchange Act (the "FIEA") NSC is subject to the capital adequacy rules of the FSA. This rule requires the maintenance of a capital adequacy ratio, which is defined as the ratio of adjusted capital to a quantified total of business risk, of not less than 120%. Adjusted capital is defined as net worth (which includes shareholders' equity, net unrealized gains and losses on securities held, reserves and subordinated debts) less illiquid assets. The business risks are divided into three categories: (1) market risks, (2) counterparty risks, and (3) basic risks. Under this rule, there are no restrictions on the operations of the companies provided that the resulting net capital adequacy ratio exceeds 120%. As of March 31, 2010 and 2011, the capital adequacy ratio of NSC exceeded 120%.

Financial Instruments Firms in Japan are required to segregate cash deposited by clients on securities transactions under the FIEA. As of March 31, 2010 and 2011, NSC segregated bonds with a market value of ¥305,017 million and ¥394,863 million ( $4,771 million) which were either included in Trading assets on the accompanying consolidated balance sheets or borrowed under lending and borrowing securities contracts, as a substitute for cash.

In the U.S., Nomura Securities International, Inc. ("NSI") is registered as a broker-dealer under the Securities Exchange Act of 1934 and as a futures commission merchant with the Commodity Futures Trading Commission ("CFTC"). NSI is also regulated by self-regulatory organizations, such as the Financial Industry Regulatory Authority and the Chicago Mercantile Exchange Group as its designated self regulatory organization. NSI is subject to the Securities and Exchange Commission's Uniform Net Capital Rule ("Rule 15c3-1") and other related rules, which require net capital, as defined under the alternative method, of not less than the greater of  $1,000,000 or 2% of aggregate debit items arising from client transactions. The subsidiary is also subject to CFTC Regulation 1.17 which requires the maintenance of net capital of 8% of the total risk margin requirement, as defined, for all positions carried in client accounts and nonclient accounts or  $1,000,000, whichever is greater. The subsidiary is required to maintain net capital in accordance with the SEC, CFTC, or other various exchange requirements, whichever is greater. As of March 31, 2010 and 2011, the subsidiary was in compliance with all applicable regulatory capital adequacy requirements.

In Europe, the Nomura Europe Holdings plc ("NEHS") group is regulated on a consolidated basis by the Financial Services Authority in the U.K., which imposes minimum capital adequacy requirements to the NEHS group. Nomura International plc ("NIP"), the most significant of NEHS' subsidiaries, acts as a securities brokerage and dealing business. NIP is regulated and has minimum capital adequacy requirements imposed on it on a standalone basis by the Financial Services Authority in the U.K.. Nomura Bank International plc ("NBI"), another subsidiary of NEHS, is also regulated by the Financial Services Authority in the U.K. on a standalone basis. As of March 31, 2010 and 2011, the NEHS group, NIP and NBI were in compliance with all relevant regulatory capital related requirements.

In Asia, Nomura International (Hong Kong) Limited ("NIHK") and Nomura Singapore Ltd ("NSL") are regulated by the respective authorities. NIHK is licensed by the Securities and Futures Commission in Hong Kong to carry out regulated activities including the provision of securities brokerage and dealing, underwriting, investment advisory and securities margin financing services for its clients. NIHK has a branch located in Taiwan which is regulated by its local regulators under its respective jurisdictions. Activities of NIHK including its branches are subject to the Securities and Futures (Financial Resources) Rules which requires it, at all times, to maintain its liquid capital at a level not less than its required liquid capital. Liquid capital means an amount by which its liquid assets exceed its ranking liabilities. Required liquid capital is calculated in accordance with the provisions laid down in the Securities and Futures (Financial Resources) Rules. NSL is a merchant bank with Asian Currency Unit ("ACU") license governed by the Monetary Authority of Singapore ("MAS"). NSL carries out its ACU regulated activities including, among others, securities brokerage and dealing business. The regulations require NSL to maintain a minimum capital of SGD3 million. Currently, NSL is observing relevant financial ratios which fulfill the requirement from MAS. As of March 31, 2010 and 2011, NIHK and NSL were in compliance with all relevant regulatory capital related requirements.

Affiliated Companies and Other Equity-Method Investees	12 Months Ended
Mar. 31, 2011
Affiliated Companies and Other Equity-Method Investees
Affiliated Companies and Other Equity-Method Investees

19. Affiliated companies and other equity-method investees:

Nomura's significant affiliated companies and other equity-method investees include JAFCO Co., Ltd. ("JAFCO"), Nomura Research Institute, Ltd. ("NRI"), Nomura Land and Building Co., Ltd. ("NLB"), Fortress Investment Group LLC ("Fortress") and Chi-X Europe Limited ("Chi-X Europe").

JAFCO Co., Ltd.—

JAFCO, which is a listed company in Japan, manages various venture capital funds and provides private equity-related investment services to portfolio companies.

Nomura recognized impairment losses of ¥13,618 million against its investment in JAFCO for the year ended March 31, 2009. The share price of JAFCO declined significantly during 2009 as the Japanese stock market slowed down and this decline was determined to be other-than-temporary in nature. The loss was classified within Non-interest expenses—Other in the consolidated statements of operations.

As of March 31, 2011, Nomura's ownership of JAFCO was 24.1% and there was no remaining equity method goodwill included in the carrying amount of the investment.

Nomura Research Institute, Ltd.—

NRI develops and manages computer systems and provides research services and management consulting services. One of the major clients of NRI is Nomura.

For the year ended March 31, 2009, Nomura sold ¥38,419 million worth of software and computer equipment to NRI.

As of March 31, 2011, Nomura's ownership of NRI was 38.5% and the remaining balance of equity method goodwill included in the carrying value of the investment was ¥56,934 million ( $688 million).

Nomura Land and Building Co., Ltd.—

NLB owns certain of Nomura's leased office space in Japan. The lease transactions with Nomura are disclosed in Note 20 "Commitments, contingencies and guarantees".

Nomura Real Estate Holdings, Inc. which is a subsidiary of NLB, is a listed company in the First Section of the Tokyo Stock Exchange.

As of March 31, 2011, Nomura's ownership of NLB was 38.5% and the remaining balance of equity method goodwill included in the carrying amount of the investment was ¥1,485 million ( $18 million).

NLB became a consolidated subsidiary of Nomura on May 24, 2011. See Note 10, "Business combinations" for more information.

Fortress Investment Group LLC—

Fortress is a global investment management firm. Fortress raises, invests and manages private equity funds, hedge funds and publicly traded alternative investment vehicles. The investment in Fortress is treated as an investment in a limited partnership and is accounted for by the equity method of accounting.

For the year ended March 31, 2009, Nomura recognized an impairment loss of ¥81,248 million against its investment in Fortress. The share price of Fortress had declined significantly during 2008 as the U.S. stock market slowed down and this decline was determined to be other-than-temporary in nature. The loss was classified within Non-interest expenses—Other in the consolidated statements of operations.

In May 2009, Fortress sold 46,000,000 Class A shares in a public offering and Nomura purchased 5,400,000 of these shares, at the public offering price.

As of March 31, 2011, Nomura's ownership of Fortress was 11.5% and there was no remaining equity method goodwill included in the carrying value of the investment.

Chi-X Europe Limited—

Chi-X Europe was a consolidated subsidiary of Nomura until December 31, 2009. On December 31, 2009, nonvoting shares issued by Chi-X Europe to third parties were converted into voting shares. As a result, Nomura's voting interest fell to 34% and Nomura ceased to have a controlling financial interest in Chi-X Europe, which was subsequently deconsolidated and accounted for under the equity method from December 31, 2009.

As part of the deconsolidation process, a gain of ¥3,074 million was recognized which is reported in the consolidated statements of operations within Revenue – Other. The gain resulted from a difference between the book value of the net assets of Chi-X Europe and the fair value of the retained investment in the company.

The fair value of the retained investment in Chi-X Europe was estimated using a combination of market and income approaches. The market approach was based on the "Guideline Public Company Method" whereby market multiples are derived from quoted market prices of publicly traded companies engaged in the same or similar line of business to Chi-X Europe. Under the income approach, a discounted cash flow method was used.

On February 18, 2011, BATS Global Markets, Inc. ("BATS") entered into a definitive agreement to acquire a 100% of the outstanding stock of Chi-X Europe. The transaction is subject to regulatory approval, and upon closing Nomura will exchange its shares in Chi-X Europe for approximately 7% (fully diluted) of the outstanding stock of BATS.

Summary financial information—

A summary of financial information for JAFCO, NRI and NLB is as follows:

	Millions of yen		Translation into millions of U.S. dollars
	March 31
	2010	2011	2011
Total assets	¥2,020,517	¥2,096,554	$25,333
Total liabilities	1,474,284	1,521,653	18,386

	Millions of yen			Translation into millions of U.S. dollars
	Year ended March 31
	2009	2010	2011	2011
Net revenues	¥530,181	¥526,350	¥590,985	$7,141
Non-interest expenses	498,104	482,573	535,564	6,471
Net income attributable to the companies	2,598	22,779	29,392	355

A summary of financial information for Fortress is as follows:

	Millions of yen		Translation into millions of U.S. dollars
	March 31
	2010(1)	2011(1)	2011
Total assets	¥154,471	¥172,677	$2,086
Total liabilities	98,711	95,396	$1,153

	Millions of yen			Translation into millions of U.S. dollars
	Year ended March 31
	2009(1)	2010(1)	2011(1)	2011
Net revenues	¥38,702	¥57,602	¥89,710	$1,084
Non-interest expenses	150,079	144,868	154,161	1,863
Net income (loss) attributable to the company	(32,458)	(23,651)	(24,400)	(295)

(1)	Financial information for Fortress is as of its fiscal years ended December 31, 2008, 2009 and 2010, respectively. Nomura records its share of Fortress's earnings on a three-month lag.

A summary of balances and transactions with affiliated companies and other equity-method investees, except for lease transactions with NLB, which are disclosed in Note 20, "Commitments, contingencies and guarantees", is presented below:

	Millions of yen		Translation into millions of U.S. dollars
	March 31
	2010	2011	2011
Investments in affiliated companies	¥247,641	¥260,339	$3,146
Advances to affiliated companies	3,632	12,766	154

	Millions of yen			Translation into millions of U.S. dollars
	Year ended March 31
	2009	2010	2011	2011
Revenues	¥865	¥362	¥3,056	$37
Non-interest expenses	43,750	58,219	52,796	638
Purchase of software and tangible assets	44,602	25,954	20,945	253

In addition to the above, the sale of tangible fixed assets to affiliates companies for the year ended March 31, 2009 was ¥38,420 million.

The aggregate carrying amount and fair value of investments in affiliated companies and other equity-method investees for which a quoted market price is available are as follows:

	Millions of yen		Translation into millions of U.S. dollars
	March 31
	2010	2011	2011
Carrying amount	¥176,351	¥182,109	$2,200
Fair value	216,932	198,439	2,398

Equity in earnings of equity-method investees, including those above, was a loss of ¥5,534 million, gain of ¥12,924 million and gain of ¥11,602 million ( $140 million) for the years ended March 31, 2009, 2010 and 2011, respectively. Equity in earnings of equity-method investees are included within Revenue—Other in the consolidated statements of operations. Dividends from equity-method investees for the years ended March 31, 2009, 2010 and 2011 were ¥7,308 million, ¥4,827 million and ¥4,802 million ( $58 million), respectively.

Commitments, Contingencies and Guarantees	12 Months Ended
Mar. 31, 2011
Commitments Contingencies and Guarantees
Commitments Contingencies and Guarantees

20. Commitments, contingencies and guarantees:

Commitments—

Credit and investment commitments

In connection with its banking and financing activities, Nomura provides commitments to extend credit which generally have fixed expiration dates. In connection with its investment banking activities, Nomura enters into agreements with clients under which Nomura commits to underwrite notes that may be issued by the clients. The outstanding commitments under these agreements are included below in commitments to extend credit.

Nomura has commitments to invest in various partnerships and other entities, primarily in connection with its merchant banking activities, and also has commitments to provide financing for investments related to these partnerships. The outstanding commitments under these agreements are included in commitments to invest in partnerships.

Nomura began consolidating, in accordance with its adoption of ASC 810 as amended by ASU 2009-17, certain VIEs which are engaged in the aircraft leasing business. Certain of these VIEs also have commitments to purchase aircraft. The outstanding commitments under these agreements are included in commitments to purchase aircraft.

These commitments outstanding were as follows:

	Millions of yen		Translation into millions of U.S. dollars
	March 31
	2010	2011	2011
Commitments to extend credit	¥228,439	¥264,736	$3,199
Commitments to invest in partnerships	40,203	38,008	459
Commitments to purchase aircraft	—	77,928	942

As of March 31, 2011, these commitments had the following maturities:

	Millions of yen
	Total contractual amount	Years to Maturity
		Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years
Commitments to extend credit	¥264,736	¥70,621	¥64,289	¥128,105	¥1,721
Commitments to invest in partnerships	38,008	274	23,886	282	13,566
Commitments to purchase aircraft	77,928	24,905	45,066	7,957	—

	Translation into millions of U.S. dollars
	Total contractual amount	Years to Maturity
		Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years
Commitments to extend credit	$3,199	$853	$777	$1,548	$21
Commitments to invest in partnerships	459	3	289	3	164
Commitments to purchase aircraft	942	301	545	96	—

The contractual amounts of these commitments to extend credit represent the amounts at risk should the contracts be fully drawn upon, should the counterparties default, and assuming the value of any existing collateral becomes worthless. The total contractual amount of these commitments may not represent future cash requirements since the commitments may expire without being drawn upon. The credit risk associated with these commitments varies depending on the clients' creditworthiness and the value of collateral held. Nomura evaluates each client's creditworthiness on a case-by-case basis. The amount of collateral obtained, if deemed necessary by Nomura upon extension of credit, is based on credit evaluation of the counterparty.

Other commitments

Purchase obligations for goods or services that include payments for construction-related, advertising, and computer and telecommunications maintenance agreements amounted to ¥50,690 million as of March 31, 2010 and ¥39,543 million ( $478 million) as of March 31, 2011.

Nomura has commitments under resale and repurchase agreements including amounts in connection with collateralized agreements, collateralized financing and Gensaki transactions. These commitments amounted to ¥2,306 billion for resale agreements and ¥1,072 billion for repurchase agreements as of March 31, 2010 and ¥1,337 billion ( $16.16 billion) for resale agreements and ¥1,605 billion ( $19.39 billion) for repurchase agreements as of March 31, 2011. These amounts include certain types of repurchase transactions and securities transactions which Nomura accounts for as sales rather than collateralized financings in accordance with ASC 860.

In Japan, there is a market in which participants lend and borrow debt and equity securities without collateral to and from financial institutions. Under these arrangements, Nomura had obligations to return debt and equity securities borrowed without collateral of ¥188 billion and ¥300 billion ( $3.62 billion) as of March 31, 2010 and 2011, respectively.

As a member of securities clearing houses and exchanges, Nomura may be required to pay a certain share of the financial obligations of another member who may default on its obligations to the clearing house or the exchange. These guarantees are generally required under the membership agreements. To mitigate these risks, exchanges and clearing houses often require members to post collateral. The potential for Nomura to make payments under such guarantees is deemed remote.

Leases

Nomura leases its office space and certain employees' residential facilities in Japan primarily under cancelable lease agreements which are customarily renewed upon expiration. Nomura also leases certain equipment and facilities under noncancelable lease agreements. Rental expenses, net of sublease rental income, for the years ended March 31, 2009, 2010 and 2011 were ¥46,467 million, ¥49,374 million and ¥48,957 million ( $592 million), respectively. A portion of such rentals is paid to NLB, an affiliated company. See Note 19 "Affiliated companies and other equity-method investees" for more information on NLB.

Lease deposits and rent paid to NLB were as follows:

	Millions of yen			Translation into millions of U.S. dollars
	March 31
	2009	2010	2011	2011
Lease deposits	¥9,175	¥6,541	¥4,229	$51
Rent paid during the year	5,432	4,531	4,358	53

In August 2009 a Nomura consolidated subsidiary, Nomura Properties plc ("NPP") entered into a 20 year lease as tenant of a 525,000 square foot development at 1 Angel Lane in London in the U.K. Construction was completed in December 2010 and the building is now used as Nomura's European headquarters. NPP was involved in the construction of the building and therefore was deemed the owner of the construction project from an accounting perspective in accordance with ASC 840. The building has been recognized on Nomura's consolidated balance sheets from the start of the lease term in 2009. The building remains on Nomura's consolidated balance sheets after completion of construction due to the NPP's continuing involvement with the property and is depreciated over its useful life similar to the treatment of a capital lease.

The following table presents a schedule of future minimum lease payments under capital leases as of March 31, 2011:

	Millions of yen	Translation into millions of U.S. dollars
	March 31
	2011	2011
Total minimum lease payments	¥49,977	$604
Less: Amount representing interest	(26,680)	(322)

Present value of net lease payments	¥23,297	$282

	Millions of yen
		Years of payment
	Total	Less than 1 year	1 to 2 Years	2 to 3 Years	3 to 4 Years	4 to 5 Years	More than 5 years
Minimum lease payments	¥49,977	¥386	¥153	¥86	¥48	¥2,612	¥46,692

	Translation into millions of U.S. dollars
		Years of payment
	Total	Less than 1 year	1 to 2 Years	2 to 3 Years	3 to 4 Years	4 to 5 Years	More than 5 years
Minimum lease payments	$604	$5	$2	$1	$1	$31	$564

Office buildings, land, equipment and facilities on the consolidated balance sheets includes capital lease assets at the amount of ¥26,099 million and ¥24,855 million ( $300 million) as of March 31, 2010 and 2011, respectively.

The following table presents a schedule of future minimum rental payments under non-cancelable operating leases with remaining terms exceeding one year as of March 31, 2011:

	Millions of yen	Translation into millions of U.S. dollars
	March 31
	2011	2011
Total minimum lease payments	¥88,215	$1,066
Less: Sublease rental income	(11,412)	(138)

Net lease payments	¥76,803	$928

	Millions of yen
		Years of payment
	Total	Less than 1 year	1 to 2 Years	2 to 3 Years	3 to 4 Years	4 to 5 Years	More than 5 years
Minimum lease payments	¥88,215	¥15,034	¥14,146	¥11,268	¥9,282	¥8,296	¥30,189

	Translation into millions of U.S. dollars
		Years of payment
	Total	Less than 1 year	1 to 2 Years	2 to 3 Years	3 to 4 Years	4 to 5 Years	More than 5 years
Minimum lease payments	$1,066	$182	$171	$136	$112	$100	$365

Certain leases contain renewal options or escalation clauses providing for increased rental payments based upon maintenance, utilities, and tax increases.

Contingencies—

Investigations, lawsuits and other legal proceedings

In the normal course of business as a global financial services entity, Nomura is involved in investigations, lawsuits and other legal proceedings and, as a result, may suffer economic loss from any fines, penalties or damages awarded against Nomura, any settlements Nomura chooses to make to resolve a matter, and legal and other advisory costs incurred to support and formulate a defense.

In accordance with ASC 450 "Contingencies", Nomura recognizes a liability for this risk of loss arising on each individual matter when an estimated economic loss is probable and the amount of such loss can be reasonably estimated. The amount recognized as a liability is reviewed at least quarterly and is revised when further information becomes available.

The ability to predict the outcome of these actions and proceedings is inherently difficult, particularly where claimants are seeking substantial or indeterminate damages, where investigations and legal proceedings are at an early stage, where the matters present novel legal theories or involve a large number of parties, or which take place in foreign jurisdictions with complex or unclear laws. Nomura cannot therefore estimate with confidence losses or ranges of losses for actions and proceedings where there is only a reasonably possible risk of loss.

Nomura believes that, based on current information available as of the date of these consolidated financial statements, the ultimate resolution of these actions and proceedings will not be material to Nomura's financial condition. However, an adverse outcome in certain of these matters could have a material adverse effect on the consolidated results of operations or cash flows in a particular quarter or annual period.

The most significant actions and proceedings against Nomura are summarized below. Where possible, the amount of the claim of the counterparty is disclosed which provides an indication of the maximum loss Nomura may incur.

In January 2008, NIP was served with a tax notice issued by the tax authorities in Pescara, Italy alleging breaches by NIP of the U.K.-Italy Double Taxation Treaty of 1998 (the "Tax Notice"). The alleged breaches relate to payments to NIP of tax credits on dividends on Italian shares. The Tax Notice not only denies certain payments to which NIP claims to be entitled but is also seeking reimbursement of EUR 33.8 million, including interest, already refunded. In March 2008, NIP lodged an appeal against the Tax Notice rejecting the Italian tax authorities' demands for reimbursement and in November 2009, a decision was issued by the Pescara Tax Court in favor of the Italian Tax Authorities. NIP is vigorously challenging this decision.

In April 2010, Lehman Brothers Holdings Inc. and Lehman Brothers Special Financing Inc. (collectively, "Lehman Inc.") commenced proceedings in the U.S. Bankruptcy Court in New York objecting to the proofs of claims filed by the Company's subsidiaries, NSC, NIP and Nomura Global Financial Products Inc. in respect of swaps and other derivative transactions in the total amount of approximately  $1 billion; and in the case of NSC and NIP, Lehman Inc. is seeking to recover damages.

Fairfield Sentry Ltd. and Fairfield Sigma Ltd. (collectively, the "Fairfield Funds"), which are now in liquidation and were feeder funds to Bernard L. Madoff Investment Securities LLC (under the liquidation with its trustee's on-going recovery procedure pursuant to the Securities Investor Protection Act in the U.S. since December 2008), have filed lawsuits in the Supreme Court of the State of New York and U.S. Bankruptcy Court against a number of investors, including NIP, seeking to recover redemption payments that the Fairfield Funds allege, inter alia, were mistakenly made. In a complaint dated October 5, 2010, the amount claimed against NIP was approximately  $34 million plus interest. The claim against NIP is proceeding in the U.S. Bankruptcy Court.

On November 11, 2010, the High Court in London ruled in favor of NIP and Nomura Bank International Plc ("NBI") dismissing claims made by WestLB AG ("WestLB") against them. WestLB first served the proceedings on NIP and NBI in April 2009, claiming that under the terms of a note issued by NBI and which matured in October 2008, WestLB was entitled to receive approximately  $22 million, which it claimed to be the value of a fund of shares referable to the NBI note. WestLB sought permission to appeal and this was granted by the Court of Appeal on March 7, 2011.

On March 1, 2011, PT Bank Mutiara Tbk. ("Bank Mutiara") commenced proceedings in the Commercial Court of the Canton of Zurich against a special purpose company ("SPC") established at the request of NIP. These are proceedings to challenge the SPC's rights over approximately  $156 million in an account held in Switzerland. The SPC has a security interest over the money pursuant to a loan facility with a third party. The SPC does not believe that Bank Mutiara has any enforceable security interest over the funds and is seeking release of the monies.

Subsequent events

In April 2011, the Federal Home Loan Bank of Boston ("FHLB-Boston") commenced proceedings in the Superior Court of Massachusetts against numerous sponsors, issuers and underwriters of residential mortgage-backed securities ("MBS"), and their controlling persons, including certain of the Company's U.S. subsidiaries. The action alleges that FHLB-Boston purchased residential MBS issued by a Company's subsidiary for which the offering materials contained untrue statements or omitted material facts concerning the underwriting standards used by the original lenders and the characteristics of the loans underlying the securities. FHLB-Boston seeks rescission of its purchases or compensatory damages pursuant to state law. FHLB-Boston alleges that it purchased certificates in four offerings issued by a Company's subsidiary but does not specify the amount of its purchases or the amount of any alleged losses. Due to the lack of information at this stage of the litigation and the uncertainties involved, Nomura cannot provide any meaningful estimate of its exposure to loss related to this matter at this time.

Nomura supports the position of the Company's subsidiaries in each of these claims.

Certain Mortgage-Related Contingencies in the U.S.

Certain of the Company's subsidiaries in the U.S. securitized mortgage loans in the form of MBS. These subsidiaries did not generally originate mortgage loans, but purchased mortgage loans from third-party loan originators (the "originators"). In connection with such purchases, these subsidiaries received loan level representations from the originators. Certain of the MBS issued by the subsidiaries were structured with credit protection provided to specified classes of certificates by monoline insurers. In connection with the securitizations, the relevant subsidiaries provided loan level representations and warranties of the type generally described below, which mirror the representations the subsidiaries received from the originators.

The loan level representations made in connection with the securitization of mortgage loans were generally detailed representations applicable to each loan and addressed characteristics of the borrowers and properties. The representations included, but were not limited to, information concerning the borrower's credit status, the loan-to-value ratio, the owner occupancy status of the property, the lien position, the fact that the loan was originated in accordance with the originator's guidelines, and the fact that the loan was originated in compliance with applicable laws.

The relevant subsidiaries have received claims demanding the repurchase of certain loans from trustees of various securitization trusts, which the subsidiaries believe were made at the insistence of one or more investors and from certificate insurers. Each claim received has been reviewed, and the subsidiaries have contested those claims believed to be without merit or have agreed to repurchase certain loans (or to otherwise compensate the issuing trust) for those claims that the subsidiaries have determined to have merit.

In light of economic conditions and continuing defaults in residential mortgages, it is anticipated that the relevant subsidiaries may receive additional repurchase claims. Nomura's exposure with respect to such claims will be influenced by the following factors, among others: the number of loans in which there are provable breaches of representations or warranties and fluctuations in unemployment and values in the residential real estate markets which affect the frequency of defaults and the loss severity for defaulting loans. This exposure may be mitigated to the extent that the subsidiaries are able to pursue and collect from the originators for those loans in which there are provable breaches. As of May 31, 2011, the subsidiaries have received loan repurchase claims of  $796 million that are unresolved. In light of the uncertainties involved, Nomura cannot provide any meaningful estimate of its exposure to the existing unresolved demands or any additional breach of representation claims at this time.

Guarantees—

ASC 460 "Guarantees" specifies the disclosures to be made in regards to obligations under certain issued guarantees and requires a liability to be recognized for the fair value of a guarantee obligation at inception.

In the normal course of business, Nomura enters into various guarantee arrangements with counterparties in the form of standby letters of credit and other guarantees, which generally have a fixed expiration date.

In addition, Nomura enters into certain derivative contracts that meet the accounting definition of a guarantee, namely derivative contracts that contingently require a guarantor to make payment to a guaranteed party based on changes in an underlying that relate to an asset, liability or equity security held by a guaranteed party. Since Nomura does not track whether its clients enter into these derivative contracts for speculative or hedging purposes, Nomura has disclosed below information about derivative contracts that could meet the accounting definition of guarantees.

For information about the maximum potential amount of future payments that Nomura could be required to make under certain derivatives, the notional amount of contracts has been disclosed. However, the maximum potential payout for certain derivative contracts, such as written interest rate caps and written currency options, cannot be estimated, as increases in interest or foreign exchange rates in the future could be theoretically unlimited.

Nomura records all derivative contracts at fair value on its consolidated balance sheets. Nomura believes the notional amounts generally overstate its risk exposure. Since the derivative contracts are accounted for at fair value, carrying value is considered the best indication of payment and performance risk for individual contracts.

The following table presents information on Nomura's derivative contracts that could meet the accounting definition of a guarantee and certain other guarantees:

	Millions of yen				Translation into millions of U.S. dollars
	March 31
	2010		2011
	Carrying value	Maximum Potential Payout / Notional Total	Carrying value	Maximum Potential Payout / Notional Total	Carrying value	Maximum Potential Payout / Notional Total
Derivative contracts(1)	¥2,604,545	¥72,650,089	¥3,539,472	¥101,555,634	$42,768	$1,227,110
Standby letters of credit and other guarantees(2)	340	10,146	267	8,512	3	103

(1)	Credit derivatives are disclosed in Note 4, "Derivative instruments and hedging activities" and are excluded from "Derivative Contracts".
(2)	Collateral held in connection with standby letters of credit and other guarantees as of March 31, 2010 is ¥8,089 million and as of March 31, 2011 is ¥6,761 million ( $82 million).

The following table presents maturity information on Nomura's derivative contracts that could meet the accounting definition of a guarantee and certain other guarantees as of March 31, 2011:

	Millions of yen
		Maximum Potential Payout/Notional
			Years to Maturity
	Carrying value	Total	Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years
Derivative contracts	¥3,539,472	¥101,555,634	¥37,985,935	¥18,909,144	¥10,705,026	¥33,955,529
Standby letters of credit and other guarantees	267	8,512	205	9	190	8,108

	Translation into millions of U.S. dollars
		Maximum Potential Payout/Notional
			Years to Maturity
	Carrying value	Total	Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years
Derivative contracts	$42,768	$1,227,110	$458,989	$228,482	$129,350	$410,289
Standby letters of credit and other guarantees	3	103	2	1	2	98

Segment and Geographic Information	12 Months Ended
Mar. 31, 2011
Segment and Geographic Information
Segment and Geographic Information

21. Segment and geographic information:

Operating segments—

In April 2010, Nomura established a Wholesale Division, encompassing the operations previously conducted by the Global Markets, the Investment Banking and the Merchant Banking divisions. Also Nomura realigned its reportable segments to reflect how it operates and manages its business. Accordingly, Nomura's operating management and management reporting are prepared based on the Retail, the Asset Management, and the Wholesale segments. Nomura structures its business segments based upon the nature of its main products and services, its client base and its management structure.

The accounting policies for segment information materially follow U.S. GAAP, except for the impact of unrealized gains/losses on long-term investments in equity securities held for operating purposes, which under U.S. GAAP are included in income (loss) before income taxes, is excluded from segment information.

Revenues and expenses directly associated with each business segment are included in the operating results of each respective segment. Revenues and expenses that are not directly attributable to a particular segment are allocated to each respective business segment or included in "Other", based upon Nomura's allocation methodologies as used by management to assess each segment's performance.

Business segments' results are shown in the following tables. Net interest revenue is disclosed because management views interest revenue net of interest expense for its operating decisions. Business segments' information on total assets is not disclosed because management does not utilize such information for its operating decisions and therefore, it is not reported to management. Certain prior period amounts have been reclassified to conform to the current presentation, in accordance with the realignment in April 2010.

	Millions of yen
	Retail	Asset Management	Wholesale	Other (Incl. elimination)	Total
Year ended March 31, 2009
Non-interest revenue	¥287,750	¥56,463	¥(146,522)	¥158,601	¥356,292
Net interest revenue	4,107	3,326	(17,108)	(10,853)	(20,528)

Net revenue	291,857	59,789	(163,630)	147,748	335,764
Non-interest expenses	273,620	52,409	553,695	213,168	1,092,892

Income (loss) before income taxes	¥18,237	¥7,380	¥(717,325)	¥(65,420)	¥(757,128)

Year ended March 31, 2010
Non-interest revenue	¥384,816	¥68,280	¥763,567	¥(104,629)	¥1,112,034
Net interest revenue	3,456	2,085	25,964	(2,124)	29,381

Net revenue	388,272	70,365	789,531	(106,753)	1,141,415
Non-interest expenses	274,915	51,771	614,349	104,540	1,045,575

Income (loss) before income taxes	¥113,357	¥18,594	¥175,182	¥(211,293)	¥95,840

Year ended March 31, 2011
Non-interest revenue	¥389,404	¥76,269	¥534,094	¥56,518	¥1,056,285
Net interest revenue	3,029	4,475	96,442	(12,637)	91,309

Net revenue	392,433	80,744	630,536	43,881	1,147,594
Non-interest expenses	291,245	55,691	623,819	66,688	1,037,443

Income (loss) before income taxes	¥101,188	¥25,053	¥6,717	¥(22,807)	¥110,151

	Translation into millions of U.S. dollars
Year ended March 31, 2011
Non-interest revenue	$4,705	$922	$6,454	$682	$12,763
Net interest revenue	37	54	1,165	(153)	1,103

Net revenue	4,742	976	7,619	529	13,866
Non-interest expenses	3,519	673	7,538	805	12,535

Income (loss) before income taxes	$1,223	$303	$81	$(276)	$1,331

Transactions between operating segments are recorded within segment results on commercial terms and conditions and are eliminated in the "Other" column.

The following table presents the major components of income (loss) before income taxes in "Other."

	Millions of yen			Translation into millions of U.S. dollars
	Year ended March 31
	2009	2010	2011	2011
Net gain related to economic hedging transactions	¥28,032	¥3,323	¥2,290	$28
Realized gain (loss) on investments in equity securities held for operating purposes	(2,363)	(3,365)	219	2
Equity in earnings (loss) of affiliates	(718)	7,765	8,996	109
Corporate items	(70,533)	(83,291)	(33,327)	(403)
Other(1)	(19,838)	(135,725)	(985)	(12)

Total	¥(65,420)	¥(211,293)	¥(22,807)	$(276)

(1)	Includes the impairment losses of affiliated companies and other equity-method investees which do not belong to the business segments of ¥ 97,880 million for the year ended March 2009, and ¥2,974 million for the year ended March 2010, and the impact of Nomura's own creditworthiness in certain financial liabilities for which the fair value option has been elected in accordance with ASC 825, and the impact of its own creditworthiness on derivative liabilities.

The table below presents a reconciliation of the combined business segments' results included in the preceding table to Nomura's reported net revenue, non-interest expenses and income (loss) before income taxes in the consolidated statements of operations.

	Millions of yen			Translation into millions of U.S. dollars
	Year ended March 31
	2009	2010	2011	2011
Net revenue	¥335,764	¥1,141,415	¥1,147,594	$13,866
Unrealized gain(loss) on investments in equity securities held for operating purposes	(23,137)	9,407	(16,896)	(204)

Consolidated net revenue	¥312,627	¥1,150,822	¥1,130,698	$13,662

Non-interest expenses	¥1,092,892	¥1,045,575	¥1,037,443	$12,535
Unrealized gain (loss) on investments in equity securities held for operating purposes	—	—	—	—

Consolidated non-interest expenses	¥1,092,892	¥1,045,575	¥1,037,443	$12,535

Income (loss) before income taxes	¥(757,128)	¥95,840	¥110,151	$1,331
Unrealized gain (loss) on investments in equity securities held for operating purposes	(23,137)	9,407	(16,896)	(204)

Consolidated income (loss) before income taxes	¥(780,265)	¥105,247	¥93,255	$1,127

Geographic information—

Nomura's identifiable assets, revenues and expenses are generally allocated based on the country of domicile of the legal entity providing the service. However, because of the integration of the global capital markets and the corresponding global nature of Nomura's activities and services, it is not always possible to make a precise separation by location. As a result, various assumptions, which are consistent among years, have been made in presenting the following geographic data.

The table below presents a geographic allocation of net revenue and income (loss) before income taxes from operations by geographic areas, and long-lived assets associated with Nomura's operations. Net revenue in "Americas" and "Europe" substantially represents Nomura's operations in the U.S. and the U.K., respectively. Net revenue and long-lived assets have been allocated on a revenues and expenses from external clients basis. Income (loss) before income taxes have been allocated on an including intersegment revenues and expenses basis.

	Millions of yen			Translation into millions of U.S. dollars
	Year ended March 31
	2009	2010	2011	2011
Net revenue(1):
Americas	¥17,748	¥131,512	¥168,889	$2,041
Europe	(170,718)	348,829	257,135	3,107
Asia and Oceania	18,781	63,748	44,474	537

Sub-total	(134,189)	544,089	470,498	5,685
Japan	446,816	606,733	660,200	7,977

Consolidated	¥312,627	¥1,150,822	¥1,130,698	$13,662

Income (loss) before income taxes:
Americas	¥(165,647)	¥3,557	¥4,410	$53
Europe	(412,222)	18,995	(43,627)	(527)
Asia and Oceania	(81,243)	13,036	(16,296)	(197)

Sub-total	(659,112)	35,588	(55,513)	(671)
Japan	(121,153)	69,659	148,768	1,798

Consolidated	¥(780,265)	¥105,247	¥93,255	$1,127

	March 31
	2009	2010	2011	2011
Long-lived assets:
Americas	¥100,241	¥94,508	¥91,295	$1,103
Europe	62,690	98,223	115,352	1,394
Asia and Oceania	30,804	32,871	31,642	382

Sub-total	193,735	225,602	238,289	2,879
Japan	312,893	269,449	270,945	3,274

Consolidated	¥506,628	¥495,051	¥509,234	$6,153

(1)	There is no revenue derived from transactions with a single major external client.

Supplementary Subsidiary Guarantee Information Required Under SEC Rules	12 Months Ended
Mar. 31, 2011
Supplementary Subsidiary Guarantee Information Required Under SEC Rules
Supplementary Subsidiary Guarantee Information Required Under SEC Rules

22. Supplementary subsidiary guarantee information required under SEC rules:

The Company provides several guarantees of borrowings of its subsidiaries. The Company has fully and unconditionally guaranteed the securities issued or to be issued by Nomura America Finance LLC, which is an indirect, wholly owned finance subsidiary of the Company.

Summary of Accounting Policies (Policy)	12 Months Ended
Mar. 31, 2011
Summary of Accounting Policies
Description of business

Description of business—

Nomura Holdings, Inc. (the "Company") and its broker-dealer, banking and other financial services subsidiaries provide investment, financing and related services to individual, institutional and government clients on a global basis. The Company and other entities in which it has a controlling financial interest are collectively referred to as "Nomura."

Nomura operates its business through various divisions based upon the nature of specific products and services, its main client base and its management structure. In April 2010, Nomura established a Wholesale Division, encompassing the former Global Markets, Investment Banking and Merchant Banking Divisions. Also, Nomura realigned its reportable segments to reflect how it operates and manages its business. Accordingly, Nomura's management structure and management reporting is now based on the Retail, Asset Management, and Wholesale segments.

In its Retail business, Nomura provides investment consultation services mainly to individual clients in Japan. In its Asset Management business, Nomura develops and manages investment trusts, and provides investment advisory services. In its Wholesale business, Nomura is engaged in the sales and trading of debt and equity securities and currencies on a global basis to various institutions, provides investment banking services such as the underwriting of bonds and equities as well as mergers and acquisitions and financial advice and invests in private equity businesses and seeks to maximize returns on the investments by increasing the corporate value of investee companies.

Basis of presentation

Basis of presentation—

The accounting and financial reporting policies of the Company conform to accounting principles generally accepted in the United States ("U.S. GAAP") as applicable to broker-dealers. Effective July 1, 2009, Nomura adopted the Financial Accounting Standards Board ("FASB") Accounting Standard Codification™ ("Codification") as required by Accounting Standard Codification Topic ("ASC") 105 "Generally Accepted Accounting Principles" and Accounting Standards Update ("ASU") No. 2009-01 "Topic 105—Generally Accepted Accounting Principles." The primary objective of the Codification is to simplify access to all authoritative literature related to a particular topic in one place by replacing former authoritative guidance provided from different sources in various pronouncements such as Statement of Financial Accounting Standards, Emerging Issue Task Force Abstracts, FASB Interpretations, FASB Staff Positions, AICPA Statements of Position and Industry Guides. Further, effective July 1, 2009, any changes to the Codification are communicated by the FASB through an ASU.

As the Codification is not intended to change U.S. GAAP but rather consolidates it into a single set of rules, adoption of the Codification by the Company has not had a material financial impact on these consolidated financial statements. All technical references to U.S. GAAP pronouncements within these consolidated financial statements have been replaced with the relevant Codification topic or sub-topic references.

These consolidated financial statements include the accounts of the Company and other entities in which it has a controlling financial interest. The Company initially determines whether it has a controlling financial interest in an entity by evaluating whether the entity is a variable interest entity ("VIE") under ASC 810, "Consolidation" ("ASC 810"). VIEs are entities in which equity investors do not have the characteristics of a controlling financial interest or which do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support. The Company consolidates VIEs where Nomura is the primary beneficiary, which is where Nomura holds variable interests that provide power over the most significant activities of the VIE and the right to receive benefits or the obligation to absorb losses meeting a significance test, provided that Nomura is not acting as a fiduciary for other interest holders. For certain VIE entities that qualify as investment companies under ASC 946 "Financial Services—Investment Companies" ("ASC 946") or for which it is industry practice to apply guidance consistent with the measurement principles in ASC 946, Nomura is the primary beneficiary when it holds interests that will absorb a majority of the expected losses or a majority of the expected residual returns of the entity, or both.

For entities other than VIEs, Nomura is generally determined to have a controlling financial interest in an entity when it owns a majority of the voting interests.

Equity investments in entities in which Nomura has significant influence over operating and financial decisions (generally defined as 20 to 50 percent of the voting stock of a corporate entity, or at least 3 percent of a limited partnership) are accounted for under the equity method of accounting ("equity method investments") and reported in Other assets—Investments in and advances to affiliated companies or at fair value by electing the fair value option permitted by ASC 825 "Financial Instruments" ("ASC 825") and reported within Trading assets or Private equity investments. Investments undertaken by Nomura's merchant banking business are reported within Private equity investments. Other investments are reported within Trading assets. Equity investments in which Nomura has neither control nor significant influence are carried at fair value, with changes in fair value recognized through the consolidated statements of operations.

Certain entities in which the Company has a financial interest are investment companies under ASC 946. These entities, including subsidiaries such as Nomura Principal Finance Co., Ltd. ("NPF"), carry all of their investments at fair value, with changes in fair value recognized through the consolidated statements of operations.

The Company's principal subsidiaries include Nomura Securities Co., Ltd. ("NSC"), Nomura Securities International, Inc. and Nomura International plc ("NIP").

All material intercompany transactions and balances have been eliminated on consolidation. Certain reclassifications of previously reported amounts have been made to conform to the current year presentation.

Use of estimates

Use of estimates—

In presenting these consolidated financial statements, management makes estimates regarding the valuation of certain financial instruments and investments, the outcome of litigation and tax examinations, the recovery of the carrying value of goodwill, the allowance for doubtful accounts, the realization of deferred tax assets and other matters that affect the reported amounts of assets and liabilities as well as the disclosures in these consolidated financial statements. Estimates, by their nature, are based on judgment and available information. Therefore, actual results may differ from estimates which could have a material impact on these consolidated financial statements, and it is possible that such adjustments could occur in the near term.

Fair value of financial instruments

Fair value of financial instruments—

A significant amount of Nomura's financial assets and financial liabilities are carried at fair value, with changes in fair value recognized through the consolidated statements of operations. Use of fair value is either specifically required under U.S. GAAP or Nomura makes an election to use fair value for certain eligible items under the fair value option.

Other financial assets and financial liabilities are carried at fair value on a nonrecurring basis, where the primary measurement basis is not fair value. Fair value is only used in specific circumstances such as to measure impairment.

In all cases, fair value is determined in accordance with ASC 820, "Fair Value Measurements and Disclosures" ("ASC 820") which defines fair value as the amount that would be exchanged to sell a financial asset or transfer a financial liability in an orderly transaction between market participants at the measurement date. It assumes that the transaction occurs in Nomura's principal market, or in the absence of a principal market, the most advantageous market for the relevant financial asset or financial liability. See Note 3, "Fair value of financial instruments" below for more information regarding how Nomura estimates fair value for specific types of financial instruments used in the ordinary course of business.

Private equity business

Private equity business—

Private equity investments are generally carried at fair value, with changes in fair value recognized through the consolidated statements of operations. See Note 5, "Private equity business" for more information.

Transfers of financial assets

Transfers of financial assets—

Nomura accounts for the transfer of a financial asset as a sale when Nomura relinquishes control over the asset by meeting the following conditions: (a) the asset has been isolated from the transferor (even in bankruptcy or other receivership), (b) the transferee has the right to pledge or exchange the asset received, or if the transferee is an entity whose sole purpose is to engage in securitization or asset-backed financing activities, if, the holders of its beneficial interests have the right to pledge or exchange the beneficial interests held and (c) the transferor has not maintained effective control over the transferred asset.

In connection with its securitization activities, Nomura utilizes special purpose entities ("SPEs") to securitize commercial and residential mortgage loans, government and corporate securities and other types of financial assets. Nomura's involvement with SPEs includes structuring and underwriting, distributing and selling debt instruments and beneficial interests issued by SPEs to investors. Nomura derecognizes financial assets transferred in securitizations provided that Nomura has relinquished control over such assets and does not consolidate the SPE. Nomura may obtain or retain an interest in the financial assets, including residual interests in the SPEs dependent upon prevailing market conditions. Any such interests are accounted for at fair value and included in Trading assets within the consolidated balance sheets with the change in fair value included within Revenue—Net gain (loss) on trading in the consolidated statements of operations.

Foreign currency translation

Foreign currency translation—

The financial statements of the Company's subsidiaries are measured using their functional currency which is the currency of the primary economic environment in which the entity operates. All assets and liabilities of subsidiaries which have a functional currency other than Japanese yen are translated into Japanese yen at exchange rates in effect at the balance sheet date; all revenue and expenses are translated at the average exchange rates for the respective years and the resulting translation adjustments are accumulated and reported through NHI shareholders' equity within Accumulated other comprehensive loss.

Foreign currency assets and liabilities are translated at exchange rates in effect at the balance sheet date and the resulting translation gains or losses are credited or charged to the consolidated statements of operations.

Fee revenue

Fee revenue—

Revenue—Commissions includes amounts charged for executing brokerage transactions accrued on a trade date basis and are included in current period earnings. Revenue—Fees from investment banking includes securities underwriting fees and other corporate financing services fees. Underwriting fees are recorded when services for underwriting are completed. All other fees are recognized when related services are performed. Revenue—Asset management and portfolio service fees are accrued over the period that the related services are provided or when specified performance requirements are met.

Trading assets and trading liabilities

Trading assets and trading liabilities—

Trading assets and Trading liabilities primarily comprise debt and equity securities, derivatives, and loans.

Trading assets and Trading liabilities, including contractual commitments arising pursuant to derivative transactions, are recognized on the consolidated balance sheets on a trade date basis and carried at fair value with changes in fair value reported within Revenue—Net gain (loss) on trading in the consolidated statements of operations.

Collateralized agreements and collateralized financing

Collateralized agreements and collateralized financing—

Collateralized agreements consist of resale agreements and securities borrowed. Collateralized financing consists of repurchase agreements, securities loaned and other secured borrowings.

Resale and repurchase agreements ("repo transactions") principally involve the buying or selling of government and government agency securities under agreements with clients to resell or repurchase these securities to or from those clients. Nomura monitors the value of the underlying securities on a daily basis relative to the related receivables and payables, including accrued interest, and requests or returns additional collateral when appropriate. Repo transactions are generally accounted for as collateralized agreements or collateralized financing transactions and are recorded on the consolidated balance sheets at the amount at which the securities were originally acquired or sold with applicable accrued interest, as appropriate. Certain repo transactions are carried at fair value through election of the fair value option. No allowance for credit losses is generally recorded on repurchase agreements due to the strict collateralization requirements.

Repo transactions where the maturity of the security transferred as collateral matches the maturity of the repo transaction ("repo-to-maturity transactions") are accounted for as sales rather than collateralized financings where the criteria for derecognition of the securities transferred under ASC 860 "Transfers and Servicing" ("ASC 860") are met. The amounts of securities derecognized from the consolidated balance sheets under repo-to-maturity transactions as of March 31, 2010 and March 31, 2011 was ¥185,047 million and ¥169,766 million, ( $2,051 million), respectively.

Japanese "Gensaki" transactions which have no margin requirements nor substitution rights have also been historically accounted for as sales where the criteria for derecognition of the transferred financial assets under ASC 860 are met. The amounts of securities derecognized from the consolidated balance sheets under Gensaki transactions as of March 31, 2010 and 2011 were not significant. These transactions have largely been replaced with "Gensaki Repo transactions" which have been more common in Japanese financial markets since 2001. Unlike Gensaki transactions, Gensaki Repo transactions contain margin requirements, rights of security substitution, and certain restrictions on the client's right to sell or repledge the transferred securities. Accordingly, Gensaki Repo transactions are accounted for as collateralized agreements or collateralized financing transactions and are recorded on the consolidated balance sheets at the amount that the securities were originally acquired or sold with applicable accrued interest, as appropriate.

Repo transactions (including Gensaki Repo transactions) are presented in the consolidated balance sheets net-by-counterparty, where offsetting is consistent with ASC 210-20 "Balance Sheet—Offsetting" ("ASC 210-20"). See Note 7 "Collateralized transactions" for more information on netting.

Securities borrowed and securities loaned are generally accounted for as collateralized agreements and collateralized financing transactions, respectively. Securities borrowed and securities loaned are generally cash collateralized and are recorded on the consolidated balance sheets at the amount of cash collateral advanced or received. Securities borrowed transactions generally require Nomura to provide the counterparty with collateral in the form of cash or other securities. For securities loaned transactions, Nomura generally receives collateral in the form of cash or other securities. Nomura monitors the market value of the securities borrowed or loaned and requires additional cash or securities, as necessary, to ensure that such transactions are adequately collateralized. No allowance for credit losses is generally recorded on securities borrowing transactions due to the strict collateralization requirements.

Certain Japanese securities lending transactions are accounted for as sales where the criteria for derecognition of the transferred financial assets under ASC 860 are met. The amounts of securities derecognized from the consolidated balance sheets under these transactions as of March 31, 2010 and March 31, 2011 was ¥153,808 million and ¥291,870 million, ( $3,527 million) respectively.

Other secured borrowings consist primarily of secured borrowings from financial institutions and central banks in the inter-bank money market, and are recorded at contractual amounts.

Trading balances of secured borrowings consist of the liabilities related to transfers of financial assets that are accounted for as secured financing transactions rather than sales and are included in the consolidated balance sheets in Long-term borrowings. The fair value option is generally elected for these transactions, which are carried at fair value on a recurring basis. See Note 8, "Securitization and Variable Interest Entities (VIEs)" and Note 12, "Borrowings" for further information regarding these transactions.

On the consolidated balance sheets, all Nomura-owned securities pledged to counterparties where the counterparty has the right to sell or repledge the securities, including Gensaki Repo transactions, are shown parenthetically in Trading assets as Securities pledged as collateral.

Derivatives

Derivatives—

Nomura uses a variety of derivative financial instruments, including futures, forwards, swaps and options, for both trading and non-trading purposes. All freestanding derivatives are carried at fair value in the consolidated balance sheets and reported within Trading assets or Trading liabilities depending on whether fair value is positive or negative, respectively. Changes in fair value are recognized either through the consolidated statements of operations or the consolidated statements of comprehensive income depending on the purpose for which the derivatives are used.

Derivative assets and liabilities are presented in the consolidated balance sheets on a net-by-counterparty basis where offsetting is consistent with ASC 210-20. In addition, fair value amounts recognized for the right to reclaim cash collateral (a receivable) and the obligation to return cash collateral (a payable) are also offset against net derivative liabilities and net derivative assets, respectively.

Certain derivatives embedded in hybrid financial instruments such as structured notes and certificates of deposit are bifurcated from the host contract and are carried at fair value. Embedded derivatives bifurcated from an underlying host debt instrument are reported in Short-term borrowings or Long-term borrowings depending on the maturity of the underlying host contract.

Trading

Trading

Derivative financial instruments used for trading purposes, including bifurcated embedded derivatives, are carried at fair value with changes in fair value reported in the consolidated statement of operations within Revenue—Net gain (loss) on trading.

Non-trading

Non-trading

In addition to its trading activities, Nomura uses derivative financial instruments for other than trading purposes such as to manage risk exposures arising from recognized assets and liabilities, forecasted transactions and firm commitments. Certain derivatives used for non-trading purposes are formally designated as fair value and net investment accounting hedges under ASC 815 "Derivatives and Hedging" ("ASC 815").

Nomura designates derivative financial instruments as fair value hedges of interest rate risk arising from specific financial liabilities. These derivatives are effective in reducing the risk associated with the exposure being hedged and they are highly correlated with changes in the fair value of the underlying hedged item, both at inception and throughout the life of the hedge contract. Changes in fair value of the hedging derivatives are reported together with those of the hedged liabilities through the consolidated statements of operations within Interest expense.

Derivative financial instruments designated as hedges of the net investment in foreign operations are linked to specific subsidiaries with non-Japanese yen functional currencies. When determining the effectiveness of net investment hedges, the effective portion of the change in fair value of the hedging derivative is determined by changes in spot exchange rates and is reported through NHI shareholders' equity within Accumulated other comprehensive loss. Change in fair value of the hedging derivatives attributable to changes in the difference between the forward rate and spot rate is excluded from the measure of hedge effectiveness and is reported in the consolidated statements of operations within Revenue—Other.

See Note 4 "Derivative Instruments and Hedging Activities" for more information

Loans receivable

Loans receivable—

Loans receivable are loans which management intends to hold for the foreseeable future. Loans receivable are either carried at fair value or at amortized cost. Interest earned on Loans receivable is generally reported in the consolidated statements of operations within Revenue—Interest and dividends.

Loans receivable carried at fair value

Certain loans which are risk managed on a fair value basis are carried at fair value through election of the fair value option. Nomura makes this election to mitigate volatility in the consolidated statement of operations caused by the difference in measurement basis that would otherwise exist between the loans and the derivatives used to risk manage those loans. Changes in the fair value of loans receivable accounted for at fair value are reported in the consolidated statements of operations within Revenue—Net gain (loss) on trading.

Loans receivable carried at amortized cost

Loans receivable which are not accounted for at fair value are carried at amortized cost. Amortized cost represents cost adjusted for deferred fees or costs, unamortized premiums or discounts on purchased loans and after deducting applicable allowance for loan losses.

Loan origination fees, net of direct origination costs, are amortized to Revenue—Interest and dividends as an adjustment to yield over the life of the loan. Net unamortized deferred fees and costs were ¥525 million and ¥483 million ( $6 million) as of March 31, 2010 and March 31, 2011, respectively.

See Note 9 "Financing receivables" for more information.

Other receivables

Other receivables—

Receivables from customers include amounts receivable on client securities transactions and Receivables from other than customers include amounts receivable for securities not delivered to a purchaser by the settlement date, margin deposits, commissions, and net receivables arising from unsettled securities transactions. The net receivable arising from unsettled securities transactions reported within Receivables from other than customers was ¥95,954 million and nil as of March 31, 2010 and March 31, 2011, respectively.

These amounts are carried at contractual amounts due less any applicable allowance for credit losses which reflects management's best estimate of probable losses incurred within receivables which have been specifically identified as impaired. The allowance for credit losses is reported in the consolidated balance sheets within the Allowance for doubtful accounts.

Loan commitments

Loan commitments—

Unfunded loan commitments are accounted for as either off-balance sheet instruments, or are carried at fair value on a recurring basis either as trading instruments or through election of the fair value option.

Loan commitments are generally accounted for in a manner consistent with the accounting for the loan receivable upon funding. Where the loan receivable will be classified as a trading asset or will be elected for the fair value option, the loan commitment is also generally held at fair value, with changes in fair value reported in the consolidated statement of operations within Revenue—Net gain (loss) on trading. Loan commitment fees are recognized as part of the fair value of the commitment when earned.

For loan commitments where the loan will be held for the foreseeable future, Nomura recognizes an allowance for credit losses which is reported within Other liabilities—other in the consolidated balance sheets which reflects management's best estimate of probable losses incurred which have been specifically identified as impaired. Loan commitment fees are generally deferred and recognized over the term of the arrangement as an adjustment to yield.

Payables and deposits

Payables and deposits—

Payables to customers include amounts payable on client securities transactions and are generally measured at contractual amounts due.

Payables to other than customers include payables to brokers and dealers for securities not received from a seller by the settlement date and net payables arising from unsettled securities transactions. Amounts are measured at contractual amounts due. The net payable arising from unsettled securities transactions reported within Payables to other than customers was nil and ¥60,771 million ( $734 million) as of March 31, 2010 and March 31, 2011, respectively.

Deposits received at banks represent amounts held on deposit within Nomura's banking subsidiaries and are measured at contractual amounts due.

Office buildings, land, equipment and facilities

Office buildings, land, equipment and facilities—

Office buildings, land, equipment and facilities, held for use by Nomura are stated at cost, net of accumulated depreciation and amortization, except for land, which is stated at cost. Significant renewals and additions are capitalized at cost. Maintenance, repairs and minor renewals are expensed as incurred in the consolidated statements of operations.

Depreciation and amortization charges are generally computed using the straight-line method and at rates based on estimated useful lives of each asset according to general class, type of construction and use. The estimated useful lives for significant asset classes are as follows:

Office buildings	5 to 50 years
Equipment and facilities	3 to 35 years
Software	Up to 5 years

Depreciation and amortization is included in Non-interest expenses—Information processing and communications in the amount of ¥56,429 million, ¥51,924 million, ¥52,455 million ( $633 million), and in Non-interest expenses—Occupancy and related depreciation in the amount of ¥19,351 million, and ¥21,157 million, and ¥23,132 million ( $280 million) for the years ended March 31, 2009, 2010 and 2011, respectively.

Leases that involve real estate are classified as either operating or capital leases in accordance with ASC 840 "Leases" ("ASC 840"). Rent expense relating to operating leases is recognized over the lease term on a straight-line basis. If the lease is classified as a capital lease, Nomura records the real estate on the consolidated balance sheets and a liability for minimum lease payments. The real estate is initially recognized at fair value as determined in accordance with ASC 820, and subsequently depreciated over its useful life on straight-line basis. Where Nomura has certain involvement in the construction of real estate subject to a lease, Nomura is deemed the owner of the construction project and records the real estate on the consolidated balance sheet until construction is completed. At the end of the construction period the real estate is either derecognized or continues to be recognized on Nomura's balance sheet in accordance with ASC 840, depending on the extent of Nomura's continued involvement with the real estate.

Long-lived assets, excluding goodwill and indefinite-lived intangible assets, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If the estimated future undiscounted cash flow generated by the asset is less than the carrying amount of the asset, a loss is recognized to the extent that the carrying value exceeds its fair value.

Nomura recorded non-cash impairment charges of ¥2,656 million, and ¥194 million, and ¥1,532 million ( $19 million) substantially related to write-downs of software, office buildings, land, equipment, facilities, and other assets for the years ended March 31, 2009, 2010 and 2011, respectively. These losses are included in the consolidated statements of operations in Non-interest expenses—Other. The revised carrying values of these assets were based on the estimated fair value of the assets.

Investments in equity securities

Investments in equity securities—

Nomura holds minority stakes in the equity securities of unaffiliated Japanese financial institutions and corporations in order to promote existing and potential business relationships. These companies will also often have similar investments in Nomura. Such cross-holdings are a customary business practice in Japan and provide a way for companies to manage shareholder relationships.

These investments, which Nomura refers to as being held for operating purposes, are carried at fair value within Other assets—Investments in equity securities in the consolidated balance sheets, with changes in fair value reported within Revenue—Gain (loss) on investments in equity securities in the consolidated statements of operations. These investments comprise listed and unlisted equity securities in the amounts of ¥89,045 million and ¥33,903 million, respectively, as of March 31, 2010 and ¥66,792 million ( $807 million) and ¥24,243 million ( $293 million), respectively, as of March 31, 2011.

Non-trading debt securities

Non-trading debt securities—

Non-trading debt securities consist of debt securities mainly held by non-trading subsidiaries. Non-trading debt securities are carried at fair value, with changes in fair value reported within Revenue—Other in the consolidated statements of operations.

Short-term and long-term borrowings

Short-term and long-term borrowings—

Short-term borrowings are defined as borrowings which are due on demand, which have a contractual maturity of one year or less at issuance date, or which have a longer contractual maturity but which contain features outside of Nomura's control that allows the investor to demand redemption within one year from original issuance date.

Short-term and long-term borrowings primarily consist of commercial paper, bank borrowings, structured notes issued by Nomura and SPEs consolidated by Nomura, and financial liabilities recognized in transfers of financial assets which are accounted for as financings rather than sales under ASC 860 ("secured financing transactions"). Of these financial liabilities, certain structured notes and secured financing transactions are accounted for at fair value on a recurring basis through election of the fair value option. Other short and long-term borrowings are primarily carried at amortized cost.

Structured notes

Structured notes—

Structured notes are debt securities which contain embedded features (often meeting the accounting definition of a derivative) that alter the return to the investor from simply receiving a fixed or floating rate of interest to a return that depends upon some other variable(s) such as an equity or equity index, commodity price, foreign exchange rate, credit rating of a third party or more complex interest rate calculation.

All structured notes issued by Nomura on or after April 1, 2008 are carried at fair value on a recurring basis through election of the fair value option. This blanket election for structured notes is made primarily to mitigate the volatility in the consolidated statements of operations caused by differences in the measurement basis for structured notes and the derivatives used to risk manage those positions and to generally simplify the accounting Nomura applies to these financial instruments.

Certain structured notes outstanding as of March 31, 2008 were already measured at fair value but others continue to be accounted for by Nomura by bifurcating the embedded derivative from the associated debt host contract. The embedded derivative is accounted for at fair value and the debt host contract is accounted for at amortized cost.

Changes in the fair value of structured notes elected for the fair value option and bifurcated embedded derivatives are reported within Revenue—Net gain (loss) on trading in the consolidated statements of operations.

Income taxes

Income taxes—

Deferred tax assets and liabilities are recorded for the expected future tax consequences of tax loss carryforwards and temporary differences between the carrying amounts and the tax bases of assets and liabilities based upon enacted tax laws and tax rates. Nomura recognizes deferred tax assets to the extent it believes that it is more likely than not that a benefit will be realized. A valuation allowance is provided for tax benefits available to Nomura that are not deemed more likely than not to be realized.

Nomura recognizes and measures unrecognized tax benefits based on Nomura's estimate of the likelihood, based on the technical merits, that tax positions will be sustained upon examination based on the facts and circumstances and information available at the end of each period. Nomura adjusts the level of unrecognized tax benefits when there is more information available, or when an event occurs requiring a change. The reassessment of unrecognized tax benefits could have a material impact on Nomura's effective tax rate in the period in which it occurs.

Stock-based compensation

Stock-based compensation—

Stock-based awards issued by Nomura are classified as either equity or liability awards depending on the terms of the award.

Stock-based awards which will be settled by the delivery of Nomura shares are classified as equity awards. For these awards, total compensation cost is generally fixed at the grant date and measured using the grant-date fair value of the award, net of any amount the employee is obligated to pay and estimated forfeitures.

Stock-based awards such as Notional Stock Unit ("NSU") which will be settled in cash are classified as liability awards. These are remeasured to fair value at each balance sheet date, net of estimated forfeitures with the final measurement of cumulative compensation cost equal to the settlement amount.

For both equity and liability awards, fair value is determined either by using option pricing models or based on the market price of the Company's shares. Compensation cost is recognized in the consolidated statements of operations over the requisite service period, which generally is equal to the vesting period.

See Note 15. "Stock-based compensation plans" for further information regarding stock-based compensation.

Earnings per share

Earnings per share—

The computation of basic earnings per share is based on the average number of shares outstanding during the year. Diluted earnings per share reflects the assumed conversion of all dilutive securities based on the most advantageous conversion rate or exercise price available to the investors, and assuming conversion of convertible debt under the if-converted method.

Cash and cash equivalents	Cash and cash equivalents— Nomura defines cash and cash equivalents as cash on hand and demand deposits with banks.
Goodwill and intangible assets

Goodwill and intangible assets—

Goodwill and intangible assets not subject to amortization are reviewed annually, or more frequently in certain circumstances, for impairment. Goodwill is the cost of acquired companies in excess of the fair value of identifiable net assets at acquisition date. Nomura periodically assesses the recoverability of goodwill by comparing the fair value of each reporting unit to which goodwill relates to the carrying amount of the reporting unit including goodwill. If such assessment indicates that the fair value is less than the related carrying amount, a goodwill impairment determination is made. Identifiable intangible assets with finite lives are amortized over their expected useful lives.

Nomura's equity method investments are tested in their entirety for other-than-temporary impairment when there is an indication of impairment. The underlying assets associated with the equity method investments, including goodwill, are not tested separately for impairment.

Restructuring costs

Restructuring costs—

Costs associated with an exit activity are recognized at fair value in the period in which the liability is incurred. Such costs include one-time termination benefits provided to employees, costs to terminate certain contracts and costs to relocate employees. Termination benefits provided to employees as part of ongoing benefit arrangements are recognized as liabilities during the period in which it is probable that Nomura has incurred a liability and the amount of the liability can be reasonably estimated.

Restructuring costs of a plan to either exit an activity of a company acquired by Nomura or involuntarily terminate or relocate employees of an acquired company are recognized as liabilities assumed in a business combination only if an obligation to incur the costs associated with these activities existed at the acquisition date.

New accounting pronouncements adopted

New accounting pronouncements adopted during the current year—

The following new accounting pronouncements relevant to Nomura have been adopted during the year ended March 31, 2011:

Transfers of financial assets and consolidation of variable interest entities

In December 2009, the FASB issued ASU No. 2009-16 "Transfers and Servicing (Topic 860): Accounting for Transfers of Financial Assets" ("ASU 2009-16") which incorporated new guidance for the accounting for transfers of financial assets into ASC 860. ASU 2009-16 changed the requirements for derecognizing financial assets, eliminated the concept of a qualified special purpose entity ("QSPE"), and requires additional disclosures about transfers of financial assets and a transferor's continuing involvement with transfers accounted for as sales. The requirements for derecognizing financial assets include new restrictions regarding when a portion of a financial asset may be accounted for as a sale, as well as a clarification of the criteria required for legal isolation of the transferred assets. Entities previously considered as QSPEs are now evaluated for consolidation under the revised guidance provided by ASC 810 as amended by ASU 2009-17, as described below, provided Nomura had variable interests in those entities at the adoption date.

Nomura prospectively adopted the amendments to ASC 860 from ASU 2009-16 as of April 1, 2010. The adoption did not have a material impact on these financial statements.

In December 2009, the FASB issued ASU No. 2009-17 "Consolidations (Topic 810): Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities" ("ASU 2009-17") which incorporated new guidance for the consolidation of VIE into ASC 810.

ASU 2009-17 amended the rules defining VIEs and requires a company to perform a qualitative analysis to determine if a VIE should be consolidated. If a company has variable interests that provide it with power over the most significant activities of the VIE and the right to receive benefits or the obligation to absorb losses meeting a significance test, the company consolidates the entity, provided that the company is not acting as a fiduciary for other interest holders. Under the new qualitative approach, a quantitative analysis of exposure to expected benefit and loss is no longer determinative in isolation. ASU 2009-17 also requires the consolidation or deconsolidation of VIEs to be evaluated on an ongoing basis, which differs from previous guidance that required evaluation when Nomura first became involved with a VIE and only upon occurrence of certain triggering events.

ASU 2009-17 contains special transition provisions governing whether the assets, liabilities, and noncontrolling interests resulting from consolidation of entities at the date of adoption should occur at their carrying amounts (as if such entities had been consolidated under the revised guidance prior to the adoption date), fair value, or at unpaid principal balances. At adoption, differences between the net amount added to the balance sheet upon consolidation and the amount previously recognized on an unconsolidated basis are recognized as a cumulative adjustment to the beginning balance of retained earnings.

In February 2010, the FASB issued ASU No. 2010-10 "Consolidation (Topic 810): Amendments for Certain Investment Funds" ("ASU 2010-10") which indefinitely deferred the amendments to ASC 810 introduced by ASU 2009-17 for certain entities that qualify as investment companies under ASC 946 or for which it is industry practice to apply guidance consistent with the measurement principles in ASC 946, as long as Nomura has no explicit or implicit obligation to fund losses of the entity that could potentially be significant to the entity (except for certain qualifying money market funds). The ASU did not defer the revised disclosures requirements of ASU 2009-17 for entities determined to be VIEs under guidance existing prior to ASU 2009-17.

Nomura adopted the revised guidance in ASC 810 introduced by ASU 2009-17 and ASU 2010-10 on April 1, 2010 and analyzed the impact on all QSPEs, SPEs, funds and similar entities with which it is involved. Entities qualifying for the deferral under ASU 2010-10 continue to be assessed for consolidation under the guidance included in ASC 810 prior to amendment thereof by ASU 2009-17.

Based on the results of this analysis, Nomura consolidated certain securitization vehicles, which increased total assets by ¥292 billion, total liabilities by ¥297 billion, and decreased total shareholders' equity by ¥5 billion upon adoption as of April 1, 2010. The increase in total assets also did not have a significant effect on Nomura's calculation of risk-weighted assets and therefore did not have a significant effect on Nomura's capital ratios.

Enhanced disclosures about the credit quality of financing receivables and the allowance for loan losses

In July 2010, the FASB issued amendments to ASC 310 "Receivables" ("ASC 310") through issuance of ASU 2010-20 "Receivables (Topic 310): Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses" ("ASU 2010-20"). ASU 2010-20 requires greater transparency of a reporting entity's exposure to credit losses from lending arrangements and significantly expands disclosures by requiring more robust and disaggregated disclosures for the following:

•	Nonaccrual and past due financing receivables;

•	The allowance for credit losses related to financing receivables;

•	Impaired loans (individually evaluated for impairment);

•	Credit quality information; and

•	Modifications (e.g. troubled debt restructurings).

For public entities such as Nomura, the new and amended disclosures that relate to information as of the end of a reporting period (i.e. balance sheet disclosures) were generally effective for the first interim or annual reporting period ending on or after December 15, 2010. New disclosures under ASU 2010-20 that relate to activity that occurs during a reporting period are generally effective for the first interim or annual periods beginning on or after December 15, 2010.

See Note 9 "Financing receivables" in these consolidated financial statements where the new disclosures have been provided.

In January 2011, the FASB issued ASU 2011-01, "Receivables (Topic 310): Deferral of the Effective Date of Disclosures about Troubled Debt Restructurings in Update No. 2010-20" which deferred the disclosures related to troubled debt restructurings originally required by ASU 2010-20 until related revised accounting guidance on troubled debt restructurings was issued. Following issuance of ASU 2011-02 "Receivables (Topic 310): A Creditor's Determination of Whether a Restructuring is a Troubled Debt Restructuring" ("ASU 2011-02") in April 2011 and described further below, these disclosures will now be effective for interim and annual periods beginning on or after June 15, 2011.

As ASU 2010-20 only introduces new disclosures and does not impact how Nomura accounts for financing receivables, adoption of ASU 2010-20 has not had, and is not expected to have, a material impact on these consolidated financial statements.

Future accounting developments

Future accounting developments—

The following new accounting pronouncements relevant to Nomura will be adopted in future periods:

Presentation of comprehensive income

In June 2011, the FASB issued amendments to ASC 220 "Comprehensive Income" ("ASC 220") through issuance of ASU 2011-05 "Comprehensive Income (Topic 220): Presentation of Comprehensive Income" ("ASU 2011-05") which revises the manner in which reporting entities present comprehensive income in their financial statements. The amendments remove certain presentation options in ASC 220 and require reporting entities to report components of comprehensive income in either a continuous statement of comprehensive income or two separate but consecutive statements.

ASU 2011-05 is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. Early adoption is permitted. Nomura currently expects to adopt the new requirements from April 1, 2012. Because the new requirements only change how comprehensive income is presented within these consolidated financial statements rather than changing when an item must be reported in other comprehensive income or when an item of other comprehensive income is reclassified to earnings, the new requirements are not expected to have a material impact on these consolidated financial statements.

Fair value measurement and disclosures

In May 2011, the FASB issued amendments to ASC 820 through issuance of ASU 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs" ("ASU 2011-04"), which amends the descriptions for measuring fair value and existing fair value measurement disclosures and in particular:

•

Prohibits application of block discounts for all fair value measurements, regardless of classification in the fair value hierarchy and clarifies how other premiums or discounts should be applied in a fair value measurement;

•	Allows the fair value of certain financial instruments held in a portfolio to be measured on the basis of the net position being managed if certain criteria are met;

•	Clarifies that the concepts of highest and best use and valuation premise in a fair value measurement are not relevant for most financial assets and financial liabilities;

•

Clarifies that the fair value of own equity instrument classified in shareholders' equity and certain liabilities should be measured from the perspective of a market participant that holds the instrument as an asset;

•

Clarifies that the principal market should be determined based on the market with greatest volume and level that a reporting entity can access, which is usually the market in which the reporting entity usually transacts;

•	Requires additional qualitative and quantitative disclosures around fair value measurements, including more information around Level 3 inputs.

ASU 2011-04 is effective prospectively during interim and annual periods beginning after December 15, 2011. Early adoption is not permitted.

Nomura will adopt ASU 2011-04 from January 1, 2012 and is currently evaluating its impact on these consolidated financial statements.

Accounting for troubled debt restructurings

In April 2011, the FASB issued amendments to ASC 310 through issuance of ASU 2011-02 "Receivables (Topic 310): A Creditor's Determination of Whether a Restructuring is a Troubled Debt Restructuring" ("ASU 2011-02") which provides additional guidance and clarification to creditors in determining whether a debt restructuring constitutes a troubled debt restructuring.

ASU 2011-02 is effective for interim or annual periods beginning on or after June 15, 2011 and should be applied retrospectively to the beginning of the annual period of adoption.

As a result of issuance of ASU 2011-02, new disclosures around troubled debt restructuring required by ASU 2010-20 described above will also be effective for interim or annual periods beginning on or after June 15, 2011.

Nomura will adopt the new requirements from July 1, 2011 and does not expect these to have a material impact on these consolidated financial statements.

Accounting for repurchase agreements and similar transactions

In April 2011, the FASB issued amendments to ASC 860 through issuance of ASU 2011-03 "Reconsideration of Effective Control for Repurchase Agreements" ("ASU 2011-03") which modifies the effective control criterion for when repurchase agreements and similar transactions are accounted for as secured financing transactions or sales. Currently, when assessing effective control, one of the conditions a transferor has to meet is the ability to repurchase or redeem the financial assets even in the event of default of the transferee. This ability is demonstrated through obtaining cash or other collateral sufficient to fund substantially all of the cost to purchase replacement assets should the transferee fail to return the transferred asset. The new requirements remove this condition and consequently, the level of cash collateral, haircuts and ongoing margining received by the transferor in a repurchase agreement or other similar agreement is now irrelevant in determining if it should be accounted for as a sale.

ASU 2011-03 is effective prospectively for new transactions and modifications of existing transactions that occur on or after the first interim or annual period after December 15, 2011. Early adoption is prohibited.

Nomura will therefore adopt the new requirements from January 1, 2012 and does not expect these to have a material impact on these consolidated financial statements. Certain Japanese securities lending transactions undertaken after adoption date will be accounted for as secured borrowings rather than sales in these consolidated financial statements as the criteria for derecognition of the transferred financial assets under ASC 860 will no longer be met. The amounts of securities derecognized from the consolidated balance sheets under open securities lending transactions as of March 31, 2010 and 2011 were ¥153,808 million and ¥291,870 million ( $3,527 million), respectively.

Disclosure of supplementary pro forma information for business combinations

In December 2010, the FASB issued amendments to ASC 805 "Business Combinations" ("ASC 805") through issuance of ASU 2010-29 "Disclosures of Supplementary Pro Forma Information for Business Combinations" ("ASU 2010-29"), which addresses diversity in practice about the interpretation of the pro forma revenue and earnings disclosure requirements for business combinations. When a business combination has occurred, ASU 2010-29 requires a public entity that presents comparative financial statements to disclose revenue and earnings of the combined entity as though the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period. ASU 2010-29 also expands the supplemental pro forma disclosures under ASC 805 to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings.

ASU 2010-29 is effective prospectively for business combinations occurring in fiscal years beginning on or after December 15, 2010 with early adoption permitted.

Nomura will adopt the new requirements for future business combinations occurring on or after April 1, 2011. Because the new requirements only provide clarification on disclosure requirements, these are not expected to have a material impact on these consolidated financial statements.

Impairment testing of goodwill and other intangibles

In December 2010, the FASB issued amendments to ASC 350 "Intangibles—Goodwill and Other" ("ASC 350") through issuance of ASU 2010-28 "When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts" ("ASU 2010-28"), which addresses questions about determination of the impairment of goodwill in certain narrow circumstances. Under ASC 350, testing for goodwill impairment is a two-step test conducted at the "reporting unit" level. When a goodwill impairment test is performed, an entity must assess whether the carrying amount of a reporting unit exceeds its fair value (Step 1). If it does, an entity must perform an additional test to determine whether goodwill has been impaired and to calculate the amount of that impairment (Step 2). ASU 2010-28 modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts by requiring performance of Step 2 of the test if it is more likely than not that a goodwill impairment exists. Upon adoption of the ASU, an entity with a reporting unit that has a carrying amounts that is zero or negative is required to assess whether it is more likely than not that the reporting unit's goodwill is impaired.

ASU 2010-28 is effective prospectively for fiscal years, and interim periods within those years, beginning after December 15, 2010.

Nomura will adopt the new requirements from April 1, 2011 and they will not have a material impact on these consolidated financial statements in the quarter of adoption.

Fair value measurement disclosures

In January 2010, the FASB issued amendments to ASC 820 through issuance of ASU 2010-06 "Improving Disclosures about Fair Value Measurements" ("ASU 2010-06") which expands fair value disclosure requirements, including a requirement that information about purchases, sales, issuances and settlements of Level 3 instruments be provided on a gross basis.

The majority of the disclosure requirements of ASU 2010-06 were effective for interim or annual periods beginning after December 15, 2009, which for Nomura was the fourth quarter commencing on January 1, 2010. Gross information on purchases, sales, issuances and settlements is required in fiscal years beginning after December 15, 2010 which for Nomura will be within the fiscal year commencing on April 1, 2011 and interim periods within that fiscal year.

Because the new requirements only introduce new disclosures and do not impact upon how Nomura measures fair value, they are not expected to have a material impact on these consolidated financial statements.

Revenue recognition of multiple-deliverable revenue arrangements

In October 2009, the FASB issued amendments to ASC 605 "Revenue Recognition" through issuance of ASU 2009-13 "Revenue Recognition (Topic 605): Multiple-Deliverable Revenue Arrangements-a consensus of the FASB Emerging Issues Task Force" ("ASU 2009-13"), which amends the accounting for multiple-deliverable arrangements to enable vendors to account for products or services separately rather than as a combined unit.

ASU 2009-13 is effective prospectively from fiscal years beginning on or after June 15, 2010 with early adoption permitted.

Nomura will adopt ASU 2009-13 from April 1, 2011 and it will not have a material impact on these consolidated financial statements.

Summary of Accounting Policies (Tables)	12 Months Ended
Mar. 31, 2011
Summary of Accounting Policies
Schedule Of Estimated Life of Significant Assets

Office buildings	5 to 50 years
Equipment and facilities	3 to 35 years
Software	Up to 5 years

Fair Value of Financial Instruments (Tables)	12 Months Ended
Mar. 31, 2011
Fair Value of Financial Instruments
Geographic allocations of Nomura's Trading Assets Related to Government, State, Municipal, and Government Agency Securities

	Billions of yen
	March 31, 2010
	Japan	U.S.	EU	Other	Total(1)
Governments, states, municipalities and their agencies	¥2,756	¥1,635	¥2,270	¥232	¥6,893
	Billions of yen
	March 31, 2011
	Japan	U.S.	EU	Other	Total(1)
Governments, states, municipalities and their agencies	¥2,822	¥1,184	¥2,640	¥370	¥7,016

	Translation into billions of U.S. dollars
	March 31, 2011
	Japan	U.S.	EU	Other	Total(1)
Governments, states, municipalities and their agencies	$34	$14	$32	$5	$85

(1)	Other than above, there were ¥187 billion of government, state, municipal and agency securities in Other assets—Non-trading debt securities as of March 31, 2010 and ¥410 billion ( $4.95 billion) as of March 31, 2011. The vast majority of these securities are Japanese government, states, municipalities and agency securities.

Fair Value of Financial Assets and Financial Liabilities Measured on Recurring Basis

	Billions of yen
	March 31, 2010
	Level 1	Level 2	Level 3	Counterparty and Cash Collateral Netting(1)	Balance as of March 31, 2010
Assets:
Trading assets and private equity investments(2)
Equities(3)	¥830	¥1,068	¥164	¥—	¥2,062
Private equity(3)	1	0	325	—	326
Japanese government securities	2,650	—	—	—	2,650
Japanese agency and municipal securities	104	2	0	—	106
Foreign government, agency and municipal securities	3,075	1,040	22	—	4,137
Bank and corporate debt securities and loans for trading purposes	165	1,599	131	—	1,895
Commercial mortgage-backed securities ("CMBS")	—	110	27	—	137
Residential mortgage-backed securities ("RMBS")	0	1,015	4	—	1,019
Mortgage and other mortgage-backed securities	—	47	117	—	164
Collateralized debt obligations ("CDO")	1	32	43	—	76
Investment trust funds and other	29	53	10	—	92

Total cash instruments	6,855	4,966	843	—	12,664

Derivatives(4):
Equity contracts	851	650	61	—	1,562
Interest rate contracts	3	11,849	172	—	12,024
Credit contracts	0	1,751	302	—	2,053
Foreign exchange contracts	—	701	14	—	715
Commodity contracts	6	24	2	—	32
Netting	—	—	—	(14,350)	(14,350)

Total derivatives	860	14,975	551	(14,350)	2,036

Sub Total	¥7,715	¥19,941	¥1,394	¥(14,350)	¥14,700

Loans and receivables(5)	8	674	10	—	692
Other assets	383	26	38	—	447

Total	¥8,106	¥20,641	¥1,442	¥(14,350)	¥15,839

Liabilities:
Trading liabilities
Equities	¥1,366	¥196	¥0	¥—	¥1,562
Japanese government securities	1,616	—	—	—	1,616
Foreign government, agency and municipal securities	2,334	426	—	—	2,760
Bank and corporate debt securities	—	257	0	—	257
Residential mortgage-backed securities ("RMBS")	—	2	—	—	2

Total cash instruments	5,316	881	0	—	6,197

Derivatives(4):
Equity contracts	941	790	29	—	1,760
Interest rate contracts	3	11,742	163	—	11,908
Credit contracts	0	1,660	360	—	2,020
Foreign exchange contracts	—	765	16	—	781
Commodity contracts	5	25	2	—	32
Netting	—	—	—	(14,341)	(14,341)

Total derivatives	949	14,982	570	(14,341)	2,160

Sub Total	¥6,265	¥15,863	¥570	¥(14,341)	¥8,357

Short-term borrowings(7)	—	101	9	—	110
Payables and deposits(8)	—	0	(0)	—	0
Long-term borrowings(7)(9)(10)	91	1,521	(127)	—	1,485
Other liabilities	3	3	—	—	6

Total	¥6,359	¥17,488	¥452	¥(14,341)	¥9,958

	Billions of yen
	March 31, 2011
	Level 1	Level 2	Level 3	Counterparty and Cash Collateral Netting(1)	Balance as of March 31, 2011
Assets:
Trading assets and private equity investments(2)
Equities(3)	¥951	¥1,230	¥121	¥—	¥2,302
Private equity(3)	—	—	289	—	289
Japanese government securities	2,663	—	—	—	2,663
Japanese agency and municipal securities	—	159	—	—	159
Foreign government, agency and municipal securities	3,382	789	23	—	4,194
Bank and corporate debt securities and loans for trading purposes	—	1,568	51	—	1,619
Commercial mortgage-backed securities ("CMBS")	—	171	28	—	199
Residential mortgage-backed securities ("RMBS")	—	1,963	3	—	1,966
Mortgage and other mortgage-backed securities	—	2	128	—	130
Collateralized debt obligations ("CDO")	—	72	34	—	106
Investment trust funds and other	85	29	10	—	124

Total cash instruments	7,081	5,983	687	—	13,751

Derivatives(4):
Equity contracts	653	721	98	—	1,472
Interest rate contracts	16	11,750	203	—	11,969
Credit contracts	—	1,863	203	—	2,066
Foreign exchange contracts	0	1,266	49	—	1,315
Commodity contracts	29	64	4	—	97
Netting	—	—	—	(15,428)	(15,428)

Total derivatives	698	15,664	557	(15,428)	1,491

Sub Total	¥7,779	¥21,647	¥1,244	¥(15,428)	¥15,242

Loans and receivables(5)	—	543	11	—	554
Collateralized agreements(6)	—	904	—	—	904
Other assets	634	79	25	—	738

Total	¥8,413	¥23,173	¥1,280	¥(15,428)	¥17,438

Liabilities:
Trading liabilities
Equities	¥1,444	¥91	¥—	¥—	¥1,535
Japanese government securities	1,588	—	—	—	1,588
Japanese agency and municipal securities	—	2	—	—	2
Foreign government, agency and municipal securities	3,018	509	—	—	3,527
Bank and corporate debt securities	—	316	—	—	316
Commercial mortgage-backed securities ("CMBS")	—	1	—	—	1
Residential mortgage-backed securities ("RMBS")	—	0	—	—	0
Collateralized debt obligations ("CDO")	—	0	—	—	0
Investment trust funds and other	64	—	—	—	64

Total cash instruments	6,114	919	—	—	7,033

Derivatives(4):
Equity contracts	723	784	70	—	1,577
Interest rate contracts	15	11,861	192	—	12,068
Credit contracts	—	1,835	258	—	2,093
Foreign exchange contracts	0	1,341	47	—	1,388
Commodity contracts	19	82	6	—	107
Netting	—	—	—	(15,577)	(15,577)

Total derivatives	757	15,903	573	(15,577)	1,656

Sub Total	¥6,871	¥16,822	¥573	¥(15,577)	¥8,689

Short-term borrowings(7)	—	182	1	—	183
Payables and deposits(8)	—	0	1	—	1
Collateralized financing(6)	—	332	—	—	332
Long-term borrowings(7)(9)(10)	126	1,663	144	—	1,933
Other liabilities	44	—	—	—	44

Total	¥7,041	¥18,999	¥719	¥(15,577)	¥11,182

	Translation into billions of U.S. dollars
	March 31, 2011
	Level 1	Level 2	Level 3	Counterparty and Cash Collateral Netting(1)	Balance as of March 31, 2011
Assets:
Trading assets and private equity investments(2)
Equities(3)	$11.50	$14.87	$1.46	$—	$27.83
Private equity(3)	—	—	3.50	—	3.50
Japanese government securities	32.18	—	—	—	32.18
Japanese agency and municipal securities	—	1.92	—	—	1.92
Foreign government, agency and municipal securities	40.87	9.53	0.28	—	50.68
Bank and corporate debt securities and loans for trading purposes	—	18.94	0.61	—	19.55
Commercial mortgage-backed securities ("CMBS")	—	2.06	0.34	—	2.40
Residential mortgage-backed securities ("RMBS")	—	23.72	0.04	—	23.76
Mortgage and other mortgage-backed securities	—	0.02	1.55	—	1.57
Collateralized debt obligations ("CDO")	—	0.87	0.41	—	1.28
Investment trust funds and other	1.03	0.35	0.12	—	1.50

Total cash instruments	85.58	72.28	8.31	—	166.17

Derivatives(4):
Equity contracts	7.89	8.71	1.18	—	17.78
Interest rate contracts	0.19	141.98	2.45	—	144.62
Credit contracts	—	22.51	2.45	—	24.96
Foreign exchange contracts	0.00	15.30	0.59	—	15.89
Commodity contracts	0.35	0.77	0.05	—	1.17
Netting	—	—	—	(186.42)	(186.42)

Total derivatives	8.43	189.27	6.72	(186.42)	18.00

Sub Total	$94.01	$261.55	$15.03	$(186.42)	$184.17

Loans and receivables(5)	—	6.56	0.14	—	6.70
Collateralized agreements(6)	—	10.92	—	—	10.92
Other assets	7.66	0.96	0.30	—	8.92

Total	$101.67	$279.99	$15.47	$(186.42)	$210.71

Liabilities:
Trading liabilities
Equities	$17.45	$1.10	$—	$—	$18.55
Japanese government securities	19.19	—	—	—	19.19
Japanese agency and municipal securities	—	0.02	—	—	0.02
Foreign government, agency and municipal securities	36.46	6.16	—	—	42.62
Bank and corporate debt securities	—	3.82	—	—	3.82
Commercial mortgage-backed securities ("CMBS")	—	0.01	—	—	0.01
Residential mortgage-backed securities ("RMBS")	—	0.00	—	—	0.00
Collateralized debt obligations ("CDO")	—	0.00	—	—	0.00
Investment trust funds and other	0.77	—	—	—	0.77

Total cash instruments	73.87	11.11	—	—	84.98

Derivatives(4):
Equity contracts	8.74	9.47	0.85	—	19.06
Interest rate contracts	0.18	143.32	2.32	—	145.82
Credit contracts	—	22.17	3.12	—	25.29
Foreign exchange contracts	0.00	16.20	0.57	—	16.77
Commodity contracts	0.23	0.99	0.07	—	1.29
Netting	—	—	—	(188.22)	(188.22)

Total derivatives	9.15	192.15	6.93	(188.22)	20.01

Sub Total	$83.02	$203.26	$6.93	$(188.22)	$104.99

Short-term borrowings(7)	—	2.21	0.01	—	2.22
Payables and deposits(8)	—	0.00	0.01	—	0.01
Collateralized financing(6)	—	4.01	—	—	4.01
Long-term borrowings(7)(9)(10)	1.52	20.09	1.74	—	23.35
Other liabilities	0.53	—	—	—	0.53

Total	$85.07	$229.57	$8.69	$(188.22)	$135.11

(1)	Represents the amount offset under counterparty netting of derivative assets and liabilities as well as cash collateral netting against net derivatives.
(2)	Includes investments in certain funds measured at fair value on the basis of NAV per share as a practical expedient.
(3)	Includes equity investments that would have been accounted for under the equity method had Nomura not chosen to elect the fair value option.
(4)	Each derivative classification includes derivatives referencing multiple risk components. For example, interest rates contracts include complex derivatives referencing interest rate risk as well as foreign exchange risk or other factors such as prepayment speeds. Credit contracts include credit default swaps as well as derivatives referencing corporate and government bonds. Derivatives previously classified under "Other contracts" have been reclassified based on the above methodology. Previously reported amounts have been reclassified to conform to the current period presentation.
(5)	Includes loans elected for the fair value option.
(6)	Includes collateralized agreements or collateralized financing elected for the fair value option.
(7)	Includes structured notes elected for the fair value option.
(8)	Includes embedded derivatives bifurcated from deposits received at banks. If unrealized gains are greater than unrealized losses, deposits are reduced by the excess amount.
(9)	Includes embedded derivatives bifurcated from issued structured notes. If unrealized gains are greater than unrealized losses, borrowings are reduced by the excess amount.
(10)	Includes liabilities recognized from secured financing transactions that are accounted for as financings rather than sales. Nomura elected the fair value option for these liabilities.

Increases and Decreases of Assets and Liabilities Measured at Fair Value on Recurring Basis Unrealized and Realized Gains/Losses Included in Revenue

	Billions of yen
		Year ended March 31, 2010
	Balance as of April 1, 2009	Unrealized and realized gains/losses included in revenue					Purchases (issuances) / sales (redemption), and settlement(2)	Net transfers in / (out of) Level 3(4)	Balance as of March 31, 2010
		Net gain (loss) on trading	Gain (loss) on investments in equity securities and other(1)	Gain (loss) on private equity investments	Interest and dividends / Interest expense	Total unrealized and realized gains / (losses)
Assets:
Trading assets and private equity investments
Equities	¥284	¥(13)	¥—	¥—	¥(1)	¥(14)	¥(31)	¥(75)	¥164
Private equity	322	—	—	10	—	10	(7)	—	325
Japanese agency and municipal securities	0	0	—	—	—	0	0	—	0
Foreign government, agency and municipal securities	34	3	—	—	—	3	(11)	(4)	22
Bank and corporate debt securities and loans for trading purposes	485	0	—	—	0	0	(176)	(178)	131
Commercial mortgage-backed securities ("CMBS")	12	(13)	—	—	—	(13)	83	(55)	27
Residential mortgage-backed securities ("RMBS")	12	(0)	—	—	—	(0)	(10)	2	4
Mortgage and other mortgage-backed securities	234	9	—	—	—	9	(126)	0	117
Collateralized debt obligations ("CDO")	17	2	—	—	—	2	24	(0)	43
Investment trust funds and other	5	0	—	—	—	0	4	1	10

Total cash instruments	1,405	(12)	—	10	(1)	(3)	(250)	(309)	843

Derivatives, net(5)
Equity contract	0	9	—	—	—	9	25	(2)	32
Interest rate contracts	63	(36)	—	—	—	(36)	(9)	(9)	9
Credit contracts	196	(140)	—	—	—	(140)	(66)	(48)	(58)
Foreign exchange contracts	(2)	2	—	—	—	2	(4)	2	(2)
Commodity contracts	10	(5)	—	—	—	(5)	(6)	1	(0)

Total derivatives, net	267	(170)	—	—	—	(170)	(60)	(56)	(19)

Sub Total	¥1,672	¥(182)	¥—	¥10	¥(1)	¥(173)	¥(310)	¥(365)	¥824

Loans and receivables	4	1	—	—	—	1	(0)	5	10
Other assets	50	(1)	(1)	—	—	(2)	(10)	(0)	38

Total	¥1,726	¥(182)	¥(1)	¥10	¥(1)	¥(174)	¥(320)	¥(360)	¥872

Liabilities:
Trading liabilities
Equities	¥1	¥0	¥—	¥—	¥—	¥0	¥(0)	¥(1)	¥0
Bank and corporate debt securities	(0)	(0)	—	—	—	(0)	(0)	(0)	0

Sub Total	¥1	¥0	¥—	¥—	¥—	¥0	¥(0)	¥(1)	¥0

Short-term borrowings	8	7	—	—	—	7	11	(3)	9
Payables and deposits	(1)	(1)	—	—	—	(1)	(0)	(0)	(0)
Long-term borrowings	(81)	52	—	—	—	52	149	(143)	(127)

Total	¥(73)	¥58	¥—	¥—	¥—	¥58	¥160	¥(147)	¥(118)

	Billions of yen
		Year ended March 31, 2011
	Balance as of April 1, 2010	Unrealized and realized gains/losses included in revenue					Purchases (issuances) / sales (redemption), and settlement(2)(3)	Net transfers in / (out of) Level 3(4)	Balance as of March 31, 2011
		Net gain (loss) on trading	Gain (loss) on investments in equity securities and other(1)	Gain (loss) on private equity investments	Interest and dividends / Interest expense	Total unrealized and realized gains / (losses)
Assets:
Trading assets and private equity investments
Equities	¥164	¥(1)	¥—	¥—	¥(1)	¥(2)	¥(33)	¥(8)	¥121
Private equity	325	—	—	19	0	19	(55)	—	289
Japanese agency and municipal securities	0	0	—	—	—	0	3	(3)	—
Foreign government, agency and municipal securities	22	6	—	—	—	6	5	(10)	23
Bank and corporate debt securities and loans for trading purposes	131	8	—	—	0	8	(37)	(51)	51
Commercial mortgage-backed securities ("CMBS")	27	6	—	—	—	6	5	(10)	28
Residential mortgage-backed securities ("RMBS")	4	1	—	—	—	1	(2)	0	3
Mortgage and other mortgage-backed securities	117	0	—	—	—	0	9	2	128
Collateralized debt obligations ("CDO")	43	1	—	—	—	1	(10)	0	34
Investment trust funds and other	10	0	—	—	—	0	(0)	—	10

Total cash instruments	843	21	—	19	(1)	39	(115)	(80)	687

Derivatives, net(5)
Equity contract	32	30	—	—	—	30	(39)	5	28
Interest rate contracts	9	80	—	—	—	80	(71)	(7)	11
Credit contracts	(58)	(51)	—	—	—	(51)	50	4	(55)
Foreign exchange contracts	(2)	(2)	—	—	—	(2)	(1)	7	2
Commodity contracts	(0)	(6)	—	—	—	(6)	3	1	(2)

Total derivatives, net	(19)	51	—	—	—	51	(58)	10	(16)

Sub Total	¥824	¥72	¥—	¥19	¥(1)	¥90	¥(173)	¥(70)	¥671

Loans and receivables	10	0	—	—	—	0	7	(6)	11
Other assets	38	(0)	1	—	—	1	(1)	(13)	25

Total	¥872	¥72	¥1	¥19	¥(1)	¥91	¥(167)	¥(89)	¥707

Liabilities:
Trading liabilities
Equities	¥0	¥(0)	¥—	¥—	¥—	¥(0)	¥0	¥(0)	¥—
Foreign government, agency and municipal securities	—	0	—	—	—	0	0	(0)	—
Bank and corporate debt securities	0	0	—	—	—	0	(0)	(0)	—

Sub Total	¥0	¥0	¥—	¥—	¥—	¥0	¥(0)	¥(0)	¥—

Short-term borrowings	9	1	—	—	—	1	(6)	(1)	1
Payables and deposits	(0)	0	—	—	—	0	1	(0)	1
Long-term borrowings	(127)	49	—	—	—	49	295	25	144

Total	¥(118)	¥50	¥—	¥—	¥—	¥50	¥290	¥24	¥146

	Translation into billions of U.S. dollars
		Year ended March 31, 2011
	Balance as of April 1, 2010	Unrealized and realized gains/losses included in revenue						Net transfers in /(out of) Level 3(4)	Balance as of March 31, 2011
		Net gain (loss) on trading	Gain (loss) on investments in equity securities and other(1)	Gain (loss) on private equity investments	Interest and dividends / Interest expense	Total unrealized and realized gains /(losses)	Purchases (issuances) / sales (redemption), and settlement(2)(3)
Assets:
Trading assets and private equity investments
Equities	$1.98	$(0.01)	$—	$—	$(0.01)	$(0.02)	$(0.40)	$(0.10)	$1.46
Private equity	3.93	—	—	0.23	0.00	0.23	(0.66)	—	3.50
Japanese agency and municipal securities	0.00	0.00	—	—	—	0.00	0.04	(0.04)	—
Foreign government, agency and municipal securities	0.27	0.07	—	—	—	0.07	0.06	(0.12)	0.28
Bank and corporate debt securities and loans for trading purposes	1.58	0.10	—	—	0.00	0.10	(0.45)	(0.62)	0.61
Commercial mortgage-backed securities ("CMBS")	0.33	0.07	—	—	—	0.07	0.06	(0.12)	0.34
Residential mortgage-backed securities ("RMBS")	0.05	0.01	—	—	—	0.01	(0.02)	0.00	0.04
Mortgage and other mortgage-backed securities	1.41	0.00	—	—	—	0.00	0.12	0.02	1.55
Collateralized debt obligations ("CDO")	0.52	0.01	—	—	—	0.01	(0.12)	0.00	0.41
Investment trust funds and other	0.12	0.00	—	—	—	0.00	(0.00)	—	0.12

Total cash instruments	10.19	0.25	—	0.23	(0.01)	0.47	(1.37)	(0.98)	8.31

Derivatives, net(5)
Equity contract	0.39	0.36	—	—	—	0.36	(0.48)	0.06	0.33
Interest rate contracts	0.11	0.97	—	—	—	0.97	(0.87)	(0.08)	0.13
Credit contracts	(0.70)	(0.62)	—	—	—	(0.62)	0.60	0.05	(0.67)
Foreign exchange contracts	(0.02)	(0.02)	—	—	—	(0.02)	(0.01)	0.07	0.02
Commodity contracts	(0.00)	(0.07)	—	—	—	(0.07)	0.04	0.01	(0.02)

Total derivatives, net	(0.22)	0.62	—	—	—	0.62	(0.72)	0.11	(0.21)

Sub Total	$9.97	$0.87	$—	$0.23	$(0.01)	$1.09	$(2.09)	$(0.87)	$8.10

Loans and receivables	0.12	0.00	—	—	—	0.00	0.08	(0.06)	0.14
Other assets	0.46	(0.00)	0.01	—	—	0.01	(0.01)	(0.16)	0.30

Total	$10.55	$0.87	$0.01	$0.23	$(0.01)	$1.10	$(2.02)	$(1.09)	$8.54

Liabilities:
Trading liabilities
Equities	$0.00	$(0.00)	—	$—	$—	$(0.00)	$0.00	$(0.00)	$—
Foreign government, agency and municipal securities	—	0.00	—	—	—	0.00	0.00	(0.00)	—
Bank and corporate debt securities	0.00	0.00	—	—	—	0.00	(0.00)	(0.00)	—

Sub Total	$0.00	$0.00	$—	$—	$—	$0.00	$(0.00)	$(0.00)	$—

Short-term borrowings	0.10	0.01	—	—	—	0.01	(0.07)	(0.01)	0.01
Payables and deposits	(0.00)	0.00	—	—	—	0.00	0.01	(0.00)	0.01
Long-term borrowings	(1.53)	0.59	—	—	—	0.59	3.56	0.30	1.74

Total	$(1.43)	$0.60	$—	$—	$—	$0.60	$3.50	$0.29	$1.76

(1)	Includes gains and losses reported within Revenue—Other and Non-interest expenses—Other in the consolidated statements of operations.
(2)	Includes the effect of foreign exchange movements.
(3)	Includes the effect from the application of ASC 810 which has been amended in accordance with ASU 2009-16 and ASU 2009-17.
(4)	If assets and liabilities move from Level 3 to another Level or move from another Level to Level 3, the amount reported in Net transfers in / (out of) Level 3 is the fair value as of the beginning of the quarter during which the movement occurs. Therefore if assets and liabilities move from another Level to Level 3 all gains/(losses) during the quarter are included in the table and if assets and liabilities move from Level 3 to another Level all gains/(losses) during the quarter are excluded from the table.
(5)	Each derivative classification includes derivatives referencing multiple risk components. For example, interest rate contracts include complex derivatives referencing interest rate risk as well as foreign exchange risk or other factors such as prepayments speeds. Credit contracts include credit default swaps as well as derivatives referencing corporate and government bonds. Derivatives previously classified under "Other contracts" have been reclassified based on the above methodology. Previously reported amounts have been reclassified to conform to the current period presentation.

Unrealized Gains (Losses) Classified As Level 3 Within The Fair Value Hierarchy

	Billions of yen
	Year ended March 31, 2010
	Net gain (loss) on trading	Gain (loss) on investments in equity securities and other(1)	Gain (loss) on private equity investments	Interest and dividends / Interest expense	Total unrealized gains /(losses)
Assets:
Trading assets and private equity investments
Equities	¥2	¥—	¥—	¥(1)	¥1
Private equity	—	—	4	—	4
Japanese agency and municipal securities	0	—	—	—	0
Foreign government, agency and municipal securities	(2)	—	—	—	(2)
Bank and corporate debt securities and loans for trading purposes	37	—	—	—	37
Commercial mortgage-backed securities ("CMBS")	2	—	—	—	2
Residential mortgage-backed securities ("RMBS")	(0)	—	—	—	(0)
Mortgage and other mortgage-backed securities	(7)	—	—	—	(7)
Collateralized debt obligations ("CDO")	3	—	—	—	3
Investment trust funds and other	1	—	—	—	1

Total cash instruments	36	—	4	(1)	39

Derivatives, net(2):
Equity contracts	40	—	—	—	40
Interest rate contracts	32	—	—	—	32
Credit contracts	(98)	—	—	—	(98)
Foreign exchange contracts	0	—	—	—	0
Commodity contracts	0	—	—	—	0

Total derivatives, net	(26)	—	—	—	(26)

Sub Total	¥10	¥—	¥4	¥(1)	¥13

Loans and receivables	(1)	—	—	—	(1)
Other assets	—	(1)	—	—	(1)

Total	¥9	¥(1)	¥4	¥(1)	¥11

Liabilities:
Trading liabilities
Bank and corporate debt securities	¥(0)	¥—	¥—	¥—	¥(0)

Sub Total	¥(0)	¥—	¥—	¥—	¥(0)

Short-term borrowings	6	—	—	—	6
Payables and deposits	(1)	—	—	—	(1)
Long-term borrowings	(66)	—	—	—	(66)

Total	¥(61)	¥—	¥—	¥—	¥(61)

	Billions of yen
	Year ended March 31, 2011
	Net gain (loss) on trading	Gain (loss) on investments in equity securities and other(1)	Gain (loss) on private equity investments	Interest and dividends / Interest expense	Total unrealized gains / (losses)
Assets:
Trading assets and private equity investments
Equities	¥(7)	¥—	¥—	¥(1)	¥(8)
Private equity	—	—	8	—	8
Foreign government, agency and municipal securities	1	—	—	—	1
Bank and corporate debt securities and loans for trading purposes	(1)	—	—	—	(1)
Commercial mortgage-backed securities ("CMBS")	9	—	—	—	9
Residential mortgage-backed securities ("RMBS")	0	—	—	—	0
Mortgage and other mortgage-backed securities	(5)	—	—	—	(5)
Collateralized debt obligations ("CDO")	(0)	—	—	—	(0)
Investment trust funds and other	0	—	—	—	0

Total cash instruments	(3)	—	8	(1)	4

Derivatives, net(2):
Equity contracts	23	—	—	—	23
Interest rate contracts	91	—	—	—	91
Credit contracts	(28)	—	—	—	(28)
Foreign exchange contracts	(1)	—	—	—	(1)
Commodity contracts	(4)	—	—	—	(4)

Total derivatives, net	81	—	—	—	81

Sub Total	¥78	¥—	¥8	¥(1)	¥85

Loans and receivables	0	—	—	—	0
Other assets	(0)	2	—	—	2

Total	¥78	¥2	¥8	¥(1)	¥87

Liabilities:
Short-term borrowings	0	—	—	—	0
Payables and deposits	0	—	—	—	0
Long-term borrowings	12	—	—	—	12

Total	¥12	¥—	¥—	¥—	¥12

	Translation into billions of dollars
	Year ended March 31, 2011
	Net gain (loss) on trading	Gain (loss) on investments in equity securities and other(1)	Gain (loss) on private equity investments	Interest and dividends / Interest expense	Total unrealized gains / (losses)
Assets:
Trading assets and private equity investments
Equities	$(0.08)	$—	$—	$(0.01)	$(0.09)
Private equity	—	—	0.10	—	0.10
Foreign government, agency and municipal securities	0.01	—	—	—	0.01
Bank and corporate debt securities and loans for trading purposes	(0.01)	—	—	—	(0.01)
Commercial mortgage-backed securities ("CMBS")	0.11	—	—	—	0.11
Residential mortgage-backed securities ("RMBS")	0.00	—	—	—	0.00
Mortgage and other mortgage-backed securities	(0.06)	—	—	—	(0.06)
Collateralized debt obligations ("CDO")	(0.00)	—	—	—	(0.00)
Investment trust funds and other	0.00	—	—	—	0.00

Total cash instruments	(0.03)	—	0.10	(0.01)	0.06

Derivatives, net(2):
Equity contracts	0.28	—	—	—	0.28
Interest rate contracts	1.10	—	—	—	1.10
Credit contracts	(0.34)	—	—	—	(0.34)
Foreign exchange contracts	(0.01)	—	—	—	(0.01)
Commodity contracts	(0.05)	—	—	—	(0.05)

Total derivatives, net	0.98	—	—	—	0.98

Sub Total	$0.95	$—	$0.10	$(0.01)	$1.04

Loans and receivables	0.00	—	—	—	0.00
Other assets	(0.00)	0.02	—	—	0.02

Total	$0.95	$0.02	$0.10	$(0.01)	$1.06

Liabilities:
Short-term borrowings	0.00	—	—	—	0.00
Payables and deposits	0.00	—	—	—	0.00
Long-term borrowings	0.14	—	—	—	0.14

Total	$0.14	$—	$—	$—	$0.14

(1)	Includes gains and losses reported within Revenue—Other and Non-interest expenses—Other in the consolidated statements of operations.
(2)	Each derivative classification includes derivatives referencing multiple risk components. For example, interest rate contracts include complex derivatives referencing interest rate risk as well as foreign exchange risk or other factors such as prepayment speeds. Credit contracts include credit default swaps as well as derivatives referencing corporate and government bonds. Derivatives previously classified under "Other contracts" have been reclassified based on the above methodology. Previously reported amounts have been reclassified to conform to the current period presentation.

Information on the Investments where NAV Per Share is Calculated

	Billions of yen
	March 31, 2010
	Fair Value(1)	Unfunded Commitments(2)	Redemption Frequency (if currently eligible)(3)	Redemption Notice Period(4)
Hedge funds	¥156	¥1	Weekly/Monthly	1-90 days
Venture capital funds	2	0	—	—
Private equity funds	59	24	Quarterly	30 days
Real estate funds	12	14	—	—

Total	¥229	¥39

	Billions of yen		Translation into billions of U.S. dollars
	March 31, 2011
	Fair Value(1)	Unfunded Commitments(2)	Fair Value(1)	Unfunded Commitments(2)	Redemption Frequency (if currently eligible)(3)	Redemption Notice Period(4)
Hedge funds	¥91	¥0	$1.10	$0.00	Weekly/Monthly	Same day-95 days
Venture capital funds	2	0	0.02	0.00	—	—
Private equity funds	64	23	0.77	0.28	Quarterly	30 days
Real estate funds	8	15	0.10	0.18	—	—

Total	¥165	¥38	$1.99	$0.46

(1)	Fair value generally determined using NAV per share as a practical expedient.
(2)	The contractual amount of any unfunded commitments Nomura is required to make to the entities in which the investment is held.
(3)	The range in frequency with which Nomura can redeem investments.
(4)	The notice period required to be provided before redemption is possible.

Gains (Losses) Due To Changes in Fair Value for Financial Instruments Measured At Fair Value Using the Fair Value Option

	Billions of yen		Translation into billions of U.S. dollars
	Year ended March 31
	2010	2011	2011
	Net gain (loss) on trading
Assets:
Trading assets and private equity investments(1)
Trading assets	¥(1)	¥(4)	$(0.04)
Private equity	(0)	0	0.00
Collateralized agreements(2)	—	6	0.07
Loans and receivables	8	8	0.09

Total	¥7	¥10	$0.12

Liabilities:
Short-term borrowings(3)	¥(3)	¥(7)	$(0.08)
Collateralized financing(2)	—	(0)	(0.00)
Long-term borrowings(3)(4)	(147)	(37)	(0.45)

Total	¥(150)	¥(44)	$(0.53)

(1)	Includes equity investments that would have been accounted for under the equity method had Nomura not chosen to elect the fair value option.
(2)	Includes resale and repurchase agreements elected for the fair value option.
(3)	Includes structured notes and other financial liabilities elected for the fair value option.
(4)	Includes liabilities recognized from secured financing transactions arising from transfers of financial assets which did not meet the criteria for sales accounting.

Schedule of Carrying Values and Fair Values or Approximate Fair Values of Loans Receivable

	Billions of yen				Translation into billions of U.S. dollars
	March 31
	2010		2011		2011
	Carrying value	Fair value	Carrying value	Fair value	Carrying value	Fair value
Loans receivable	¥1,306	¥1,299	¥1,268	¥1,265	$15.32	$15.29

Carrying Values and Fair Values or Approximate Fair Values of Long-Term Borrowings

	Billions of yen				Translation into billions of U.S. dollars
	March 31
	2010		2011		2011
	Carrying value	Fair value	Carrying value	Fair value	Carrying value	Fair value
Long-term borrowings	¥7,199	¥6,984	¥8,403	¥8,179	$101.53	$98.83

Derivative Instruments and Hedging Activities (Tables)	12 Months Ended
Mar. 31, 2011
Derivative Instruments and Hedging Activities
Concentration of Exposures to Credit Risk in OTC Derivatives

	Billions of yen
	March 31, 2010
	Gross Fair Value of derivative assets	Impact of Master Netting Arrangements	Impact of Collateral	Net Exposure to Credit Risk
Financial institutions	¥12,340	¥(11,353)	¥(594)	¥393

	Billions of yen
	March 31, 2011
	Gross Fair Value of derivative assets	Impact of Master Netting Arrangements	Impact of Collateral	Net Exposure to Credit Risk
Financial institutions	¥12,733	¥(11,611)	¥(442)	¥680

	Translation into billions of U.S. dollars
	March 31, 2011
	Gross Fair Value of derivative assets	Impact of Master Netting Arrangements	Impact of Collateral	Net Exposure to Credit Risk
Financial institutions	$153.85	$(140.30)	$(5.34)	$8.21

Volume of Derivative Activity in Statement of Financial Position

	Billions of yen
	March 31, 2010
	Derivative Assets		Derivative Liabilities
	Notional	Fair Value	Notional(1)	Fair Value(1)
Derivatives used for trading purposes(2):
Equity contracts	¥19,070	¥1,562	¥18,391	¥1,681
Interest rate contracts	368,014	11,997	359,576	11,616
Credit contracts	33,611	2,053	36,103	2,020
Foreign exchange contracts	65,428	715	63,090	780
Commodity contracts	387	32	338	32

Total	¥486,510	¥16,359	¥477,498	¥16,129

Derivatives designated as hedging instruments:
Interest rate contracts	¥1,030	¥27	¥472	¥3

Total	¥1,030	¥27	¥472	¥3

Total derivatives	¥487,540	¥16,386	¥477,970	¥16,132

	Billions of yen
	March 31, 2011
	Derivative Assets		Derivative Liabilities
	Notional	Fair Value	Notional(1)	Fair Value(1)
Derivatives used for trading purposes(2)(3):
Equity contracts	¥16,229	¥1,472	¥16,257	¥1,511
Interest rate contracts	652,220	11,937	689,543	11,759
Credit contracts	37,075	2,066	38,432	2,093
Foreign exchange contracts	52,150	1,315	61,310	1,384
Commodity contracts	753	97	555	107

Total	¥758,427	¥16,887	¥806,097	¥16,854

Derivatives designated as hedging instruments:
Interest rate contracts	¥1,531	¥32	¥535	¥4
Foreign exchange contracts	20	0	116	2

Total	¥1,551	¥32	¥651	¥6

Total derivatives	¥759,978	¥16,919	¥806,748	¥16,860

	Translation into billions of U.S. dollars
	March 31, 2011
	Derivative Assets		Derivative Liabilities
	Notional	Fair Value	Notional(1)	Fair Value(1)
Derivatives used for trading purposes(2)(3):
Equity contracts	$196.10	$17.78	$196.44	$18.26
Interest rate contracts	7,880.85	144.23	8,331.83	142.09
Credit contracts	447.98	24.96	464.38	25.29
Foreign exchange contracts	630.14	15.89	740.82	16.72
Commodity contracts	9.10	1.17	6.71	1.29

Total	$9,164.17	$204.03	$9,740.18	$203.65

Derivatives designated as hedging instruments:
Interest rate contracts	$18.50	$0.39	$6.47	$0.05
Foreign exchange contracts	0.24	0.00	1.40	0.02

Total	$18.74	$0.39	$7.87	$0.07

Total derivatives	$9,182.91	$204.42	$9,748.05	$203.72

(1)	Includes the amount of embedded derivatives bifurcated in accordance with ASC 815.
(2)	Each derivative classification includes derivatives referencing multiple risk components. For example, interest rates contracts include complex derivatives referencing interest rate risk as well as foreign exchange risk or other factors such as prepayment speeds. Credit contracts include credit default swaps as well as derivatives referencing corporate and government bonds. Derivatives previously classified under "Other contracts" have been reclassified based on the above methodology. Previously reported amounts have been reclassified to conform to the current period presentation.
(3)	Includes derivatives used for non-trading purposes which are not designated as accounting hedges.

Derivative Amounts Included the Consolidated Statements of Operations

	Billions of yen		Translation into billions of U.S. dollars
	Year ended March 31
	2010	2011	2011
Derivatives used for trading purposes(1)(2):
Equity contracts	¥326	¥206	$2.49
Interest rate contracts	248	132	1.59
Credit contracts	(284)	88	1.06
Foreign exchange contracts	124	(171)	(2.07)
Commodity contracts	(1)	(10)	(0.12)

Total	¥413	¥245	$2.95

(1)	Each derivative classification includes derivatives referencing multiple risk components. For example, interest rates contracts include complex derivatives referencing interest rate risk as well as foreign exchange risk or other factors such as prepayment speeds. Credit contracts include credit default swaps as well as derivatives referencing corporate and government bonds. Derivatives previously classified under "Other contracts" have been reclassified based on the above methodology. Previously reported amounts have been reclassified to conform to the current period presentation.
(2)	Includes net gain (loss) on derivatives used for non-trading purposes which are not designated as accounting hedges.

Fair Value Hedges

	Billions of yen		Translation into billions of U.S. dollars
	Year ended March 31
	2010	2011	2011
Derivatives designated as hedging instruments:
Interest rate contracts	¥14	¥22	$0.27

Total	¥14	¥22	$0.27

Hedged items:
Long-term borrowings	¥(14)	¥(22)	$(0.27)

Total	¥(14)	¥(22)	$(0.27)

Net Investment Hedges

	Billions of yen		Translation into billions of U.S. dollars
	Year ended March 31
	2010	2011	2011
Hedging instruments:
Foreign exchange contracts	¥—	¥0	$0.00
Long-term borrowings	—	17	0.21

Total	¥—	¥17	$0.21

(1)	The portion of the gains (losses) representing the amount of hedge ineffectiveness and the amount excluded from the assessment of hedge effectiveness are recognized within Revenue—Other in the consolidated statements of operations. There were no material gains (losses) during the year ended March 31, 2011.

Written Credit Derivatives and Purchased Credit Protection

	Billions of yen
	March 31, 2010
		Maximum Potential Payout/Notional					Notional
			Years to Maturity				Purchased Credit Protection
	Carrying value (Asset) / liability(1)	Total	Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years
Single-name credit default swaps	¥(377)	¥14,659	¥104	¥3,249	¥5,741	¥5,565	¥12,988
Credit default indices	174	13,319	51	1,801	4,693	6,774	11,837
Other credit risk related portfolio products	135	3,874	—	566	1,856	1,452	2,208
Credit risk related options and swaptions	0	7	—	5	—	2	5

Total	¥(68)	¥31,859	¥155	¥5,621	¥12,290	¥13,793	¥27,038

	Billions of yen
	March 31, 2011
		Maximum Potential Payout/Notional					Notional
	Carrying value (Asset) / liability(1)	Total	Years to Maturity				Purchased Credit Protection
			Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years
Single-name credit default swaps	¥56	¥18,933	¥2,082	¥8,416	¥6,953	¥1,482	¥17,020
Credit default indices	117	12,666	806	4,372	6,275	1,213	10,956
Other credit risk related portfolio products	19	3,552	247	2,421	696	188	2,143
Credit risk related options and swaptions	0	212	4	—	208	—	121

Total	¥192	¥35,363	¥3,139	¥15,209	¥14,132	¥2,883	¥30,240

	Translation into billions of U.S. dollars
	March 31, 2011
		Maximum Potential Payout/Notional					Notional
	Carrying value (Asset) / liability(1)	Total	Years to Maturity				Purchased Credit Protection
			Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years
Single-name credit default swaps	$0.68	$228.77	$25.16	$101.69	$84.01	$17.91	$205.66
Credit default indices	1.41	153.05	9.74	52.83	75.82	14.66	132.38
Other credit risk related portfolio products	0.23	42.92	2.98	29.25	8.42	2.27	25.89
Credit risk related options and swaptions	0.00	2.56	0.05	—	2.51	—	1.46

Total	$2.32	$427.30	$37.93	$183.77	$170.76	$34.84	$365.39

(1)	Carrying value amounts are shown on a gross basis prior to cash collateral or counterparty netting.

Written Credit Derivatives by External Credit Rating of the Underlying Asset

	Billions of yen
	March 31, 2010
	Maximum Potential Payout/Notional
	AAA	AA	A	BBB	BB	Other(1)	Total
Single-name credit default swaps	¥668	¥922	¥4,469	¥4,912	¥2,201	¥1,487	¥14,659
Credit default indices	967	351	5,998	3,987	350	1,666	13,319
Other credit risk related portfolio products	23	—	—	—	—	3,851	3,874
Credit risk related options and swaptions	—	—	—	2	—	5	7

Total	¥1,658	¥1,273	¥10,467	¥8,901	¥2,551	¥7,009	¥31,859

	Billions of yen
	March 31, 2011
	Maximum Potential Payout/Notional
	AAA	AA	A	BBB	BB	Other(1)	Total
Single-name credit default swaps	¥2,200	¥1,182	¥5,789	¥5,722	¥2,586	¥1,454	¥18,933
Credit default indices	1,228	375	5,592	3,202	577	1,692	12,666
Other credit risk related portfolio products	22	—	—	0	—	3,530	3,552
Credit risk related options and swaptions	25	—	29	154	4	—	212

Total	¥3,475	¥1,557	¥11,410	¥9,078	¥3,167	¥6,676	¥35,363

	Translation into billions of U.S. dollars
	March 31, 2011
	Maximum Potential Payout/Notional
	AAA	AA	A	BBB	BB	Other(1)	Total
Single-name credit default swaps	$26.58	$14.28	$69.95	$69.14	$31.25	$17.57	$228.77
Credit default indices	14.84	4.53	67.57	38.69	6.97	20.45	153.05
Other credit-risk related portfolio products	0.27	—	—	0.00	—	42.65	42.92
Credit-risk related options and swaptions	0.30	—	0.35	1.86	0.05	—	2.56

Total	$41.99	$18.81	$137.87	$109.69	$38.27	$80.67	$427.30

(1)	"Other" includes credit derivatives where the credit rating of the underlying reference asset is below investment grade or where a rating is unavailable.

Investment Company Accounting (Tables)	12 Months Ended
Mar. 31, 2011
Investment Company Accounting
Schedule of Aggregate Fair Value and the Cost of Investments

	Millions of yen		Translation into millions of U.S. dollars
	March 31
	2010	2011	2011
Closing cost(1)	¥249,609	¥148,358	$1,793
Gross unrealized appreciation	104,056	104,807	1,266
Gross unrealized depreciation	(86,497)	(44,411)	(537)

Closing fair value	¥267,168	¥208,754	$2,522

(1)	Cost is defined as the historical cost of each investment (i.e. purchase price) as adjusted for subsequent additional investment.

Schedule of Performance of the Investments

	Millions of yen			Translation into millions of U.S. dollars
	March 31
	2009	2010	2011	2011
Opening fair value	¥306,354	¥253,693	¥267,168	$3,228
Purchase / (sales) of investees during the period(1)	36,414	(5,004)	(70,292)	(850)
Realized gains / (losses) during the period(2)	49,493	(2,212)	10,070	122
Change in unrealized gains / (losses) during the period(3)	(138,568)	20,691	1,808	22

Closing fair value	¥253,693	¥267,168	¥208,754	$2,522

(1)	Acquisition cost of new investees and additional investments or sales proceeds of investees disposed of during the period.
(2)	Realized gains and losses are calculated as the difference between sales proceeds and the adjusted historical cost of the investment.
(3)	Includes the effect of foreign exchange movements.

Collateralized Transactions (Tables)	12 Months Ended
Mar. 31, 2011
Collateralized Transactions
Fair Value of Securities Received as Collateral

	Billions of yen		Translation into billions of U.S. dollars
	March 31
	2010	2011	2011
The fair value of securities received as collateral, securities borrowed with collateral and securities borrowed without collateral where Nomura is permitted to sell or repledge the securities	¥22,378	¥28,262	$341
The portion of the above that has been sold (reported within Trading liabilities on the consolidated balance sheets) or repledged	19,640	22,576	273

Assets Owned, Pledged as Collateral

	Millions of yen		Translation into millions of U.S. dollars
	March 31
	2010	2011	2011
Trading assets:
Equities and convertible securities	¥7,623	¥29,935	$362
Government and government agency securities	2,144,648	977,291	11,809
Bank and corporate debt securities	169,251	93,250	1,127
Commercial mortgage-backed securities ("CMBS")	26,072	54,725	661
Residential mortgage-backed securities ("RMBS")	704,016	1,572,177	18,997
Mortgage and mortgage-backed securities	32,740	—	—
Collateralized debt obligations ("CDO")	16,522	64,247	776
Investment trust funds and other	6,048	9,652	116

	¥3,106,920	¥2,801,277	$33,848

Non-trading debt securities	¥98,860	¥86,234	$1,042
Investments in and advance to affiliated companies	¥35,933	¥36,639	$443

Assets Subject to Lien

	Millions of yen		Translation into millions of U.S. dollars
	March 31
	2010	2011	2011
Loans and receivables	¥389	¥27,635	$334
Trading assets	2,275,746	2,010,605	24,294
Office buildings, land, equipment and facilities	24,947	20,815	252
Non-trading debt securities	143,029	278,261	3,362
Other	12,738	—	—

	¥2,456,849	¥2,337,316	$28,242

Securitization and Variable Interest Entities (VIEs) (Tables)	12 Months Ended
Mar. 31, 2011
Securitization and Variable Interest Entities (VIEs)
Fair Value of Retained Interests

	Billions of yen
	March 31, 2011
	Level 1	Level 2	Level 3	Total	Investment grade	Other
Government and government agency bonds	¥—	¥197	¥—	¥197	¥194	¥3
Bank & corporate debt securities	—	—	0	0	—	0
Mortgage and mortgage-backed securities	—	—	2	2	2	—

Total	¥—	¥197	¥2	¥199	¥196	¥3

	Translation into billions of U.S. dollars
	March 31, 2011
	Level 1	Level 2	Level 3	Total	Investment grade	Other
Government and government agency bonds	$—	$2.38	$—	$2.38	$2.35	$0.03
Bank & corporate debt securities	—	—	0.00	0.00	—	0.00
Mortgage and mortgage-backed securities	—	—	0.02	0.02	0.02	—

Total	$—	$2.38	$0.02	$2.40	$2.37	$0.03

Fair Value of the Firm's Retained Interests and the Sensitivity of this Fair Value

Billions of yen		Translation into billions of U.S. dollars
	Material retained interest held(1) as of March 31
	2010	2011	2011
Fair value of retained interests(1)	¥133	¥192	$2.32
Weighted-average life (Years)	4.7	6.3
Constant prepayment rate	8.6%	7.1%
Impact of 10% adverse change	(0.6)	(0.5)	(0.01)
Impact of 20% adverse change	(1.0)	(1.0)	(0.01)
Discount rate	4.5%	4.7%
Impact of 10% adverse change	(2.1)	(4.3)	(0.05)
Impact of 20% adverse change	(4.1)	(7.4)	(0.09)

(1)	The sensitivity analysis covers the material retained interests held of ¥133 billion out of ¥134 billion as of March 31, 2010 and also ¥192 billion ( $2.32 billion) out of ¥199 billion ( $2.40 billion) as of March 31, 2011. Nomura considers the amount or the probability of anticipated credit loss from the retained interests which Nomura continuously holds would be minimal.

Type and Carrying Value of Financial Assets

	Billions of yen		Translation into billions of U.S. dollars
	March 31
	2010	2011	2011
Assets
Trading assets
Equities	¥538	¥89	$1.08
Debt securities	205	110	1.33
Mortgage and mortgage-backed securities	127	35	0.42
Loans	29	22	0.27

Total	¥899	¥256	$3.10

Liabilities
Long-term borrowings	¥758	¥230	$2.78

Classification of the Consolidated VIEs' Assets and Liabilities

Billions of yen			Translation into billions of U.S. dollars
	March 31
	2010(3)	2011		2011
Consolidated VIE assets
Cash and cash equivalents	¥36	¥92		$1.11
Trading assets
Equities	222	785		9.48
Debt securities	49	239		2.88
Mortgage and mortgage-backed securities	46	67		0.81
Investment trust fund and other	0	8		0.09
Derivatives	1	10		0.13
Private equity investments	1	1		0.01
Securities purchased under agreements to resell	13	6		0.07
Office buildings, land, equipment and facilities	24	42	(1)	0.51
Other	55	84	(2)	1.03

Total	¥447	¥1,334		$16.12

Consolidated VIE liabilities
Trading liabilities
Debt securities	¥12	¥6		$0.07
Derivatives	1	32		0.38
Securities sold under agreements to repurchase	13	2		0.03
Borrowings
Short-term borrowings	2	2		0.03
Long-term borrowings	138	1,030		12.44
Other	5	5		0.06

Total	¥171	¥1,077		$13.01

(1)	Includes aircraft of ¥30 billion ( $0.36 billion) held by SPEs newly consolidated due to the adoption of ASC 810 as amended by ASU 2009-17. Certain of these SPEs are mainly engaged in aircraft leasing business.
(2)	Includes aircraft purchase deposits of ¥15 billion ( $0.18 billion). In relation to these aircraft purchase deposits, certain of these SPEs have commitments to purchase aircrafts. Please refer to Note 20, "Commitments, contingencies and guarantees" for details.
(3)	Previously reported amounts have been reclassified to conform to the current period presentation.

Carrying Amount of Assets and Liabilities of Unconsolidated VIEs

	Billions of yen
	March 31, 2010(1)
	Carrying amount of variable interests		Maximum exposure to loss to unconsolidated VIEs
	Assets	Liabilities
Trading assets
Equities	¥98	¥—	¥98
Debt securities	27	—	27
Mortgage and mortgage-backed securities	54	—	54
Investment trust fund and other	3	—	3
Derivatives	2	10	34
Private equity investments	—	—	—
Loans
Short-term	31	—	31
Long-term	74	—	74
Other	0	—	0
Commitments to extend credit and other guarantees	—	—	8

Total	¥289	¥10	¥329

	Billions of yen
	March 31, 2011
	Carrying amount of variable interests		Maximum exposure to loss to unconsolidated VIEs
	Assets	Liabilities
Trading assets
Equities	¥80	¥—	¥80
Debt securities	164	—	164
Mortgage and mortgage-backed securities	2,070	—	2,070
Investment trust fund and other	80	—	80
Derivatives	1	8	17
Private equity investments	24	—	24
Loans
Short-term	3	—	3
Long-term	31	—	31
Other	4	—	4
Commitments to extend credit and other guarantees	—	—	17

Total	¥2,457	¥8	¥2,490

	Translation into billions of U.S dollars
	March 31, 2011
	Carrying amount of variable interests		Maximum exposure to loss to unconsolidated VIEs
	Assets	Liabilities
Trading assets
Equities	$0.97	$—	$0.97
Debt securities	1.98	—	1.98
Mortgage and mortgage-backed securities	25.01	—	25.01
Investment trust fund and other	0.97	—	0.97
Derivatives	0.01	0.10	0.21
Private equity investments	0.29	—	0.29
Loans
Short-term	0.03	—	0.03
Long-term	0.38	—	0.38
Other	0.05	—	0.05
Commitments to extend credit and other guarantees	—	—	0.19

Total	$29.69	$0.10	$30.08

(1)	The amounts as of March 31, 2010 represent only significant positions or the positions of VIEs which Nomura sponsored.

Financing Receivables (Tables)	12 Months Ended
Mar. 31, 2011
Financing Receivables
Summary of the Loans Receivable Reported Within Loans Receivable or Investments in and Advances to Affiliated Companies

	Millions of yen		Translation into millions of U.S. dollars
	March 31
	2010	2011	2011
Loans at banks	¥264,058	¥320,296	$3,870
Short-term secured margin loans	169,706	206,910	2,500
Inter-bank money market loans	23,638	8,281	100
Corporate loans	852,973	735,797	8,891

Loans receivable total	¥1,310,375	¥1,271,284	$15,361

of which:
Loans receivable carried at fair value(1)	¥692,232	¥554,180	$6,696
Loans receivable carried at amortized cost	618,143	717,104	8,665

Advances to affiliated companies	3,632	12,766	154

(1)	Accounted for at fair value through election of the fair value option

Summary of Changes in the Allowance for Doubtful Accounts

	Millions of yen			Translation into millions of U.S. dollars
	Year ended March 31
	2009	2010	2011	2011
Balance at beginning of year	¥1,399	¥3,765	¥5,425	$66
Provision for losses	3,089	2,214	(690)	(8)
Charge-offs	(318)	(1,637)	(91)	(1)
Other(1)	(405)	1,083	216	2

Balance at end of year	¥3,765	¥5,425	¥4,860	$59

(1)	Includes gains and losses resulting from foreign currency translation adjustments.

Changes in the Allowance for Losses by Portfolio Segment

	Millions of yen
	Year ended March 31, 2011
	Total allowance for doubtful accounts	Allowance for receivables other than loans	Total allowance for loan losses	Loans at banks	Short- term secured margin loans	Inter-bank money market loans	Corporate loans	Advances to affiliated companies
Balance at beginning of year	¥5,425	¥1,036	¥4,389	¥783	¥25	¥5	¥3,576	¥—
Provision for losses	(690)	143	(833)	(253)	13	(5)	(599)	11
Charge-offs	(91)	(59)	(32)	(32)	—	—	—	—
Other(1)	216	(69)	285	(159)	(1)	—	445	—

Balance at end of year	¥4,860	¥1,051	¥3,809	¥339	¥37	¥—	¥3,422	¥11

	Translation into millions of U.S. dollars
	Year ended March 31, 2011
	Total allowance for doubtful accounts	Allowance for receivables other than loans	Total allowance for loan losses	Loans at banks	Short-term secured margin loans	Inter-bank money market loans	Corporate loans	Advances to affiliated companies
Balance at beginning of year	$66	$13	$53	$9	$0	$0	$44	$—
Provision for losses	(8)	2	(10)	(3)	0	(0)	(7)	0
Charge-offs	(1)	(1)	(0)	(0)	—	—	—	—
Other(1)	2	(1)	3	(2)	(0)	—	5	—

Balance at end of year	$59	$13	$46	$4	$0	$—	$42	$0

(1)	Includes gains and losses resulting from foreign currency translation adjustments.

Schedule of Allowance for Loan Losses and Loans by Impairment Methodology and Type of Loans

	Millions of yen
	March 31, 2011
	Loans at banks	Short-term secured margin loans	Inter-bank money market loans	Corporate loans	Advances to affiliated companies	Total
Allowance by impairment methodology
Evaluated individually	¥7	¥—	¥—	¥3,272	¥—	¥3,279
Evaluated collectively	332	37	—	150	11	530

Total allowance for loan losses	¥339	¥37	¥—	¥3,422	¥11	¥3,809

Loans by impairment methodology
Evaluated individually	¥7	¥—	¥8,281	¥228,776	¥483	¥237,547
Evaluated collectively	257,270	206,910	—	15,860	12,283	492,323

Total loans	¥257,277	¥206,910	¥8,281	¥244,636	¥12,766	¥729,870

	Translation into millions of U.S. dollars
	March 31, 2011
	Loans at banks	Short-term secured margin loans	Inter-bank money market loans	Corporate loans	Advances to affiliated companies	Total
Allowance by impairment methodology
Evaluated individually	$0	$—	$—	$40	$—	$40
Evaluated collectively	4	0	—	2	0	6

Total allowance for loan losses	$4	$0	$—	$42	$0	$46

Loans by impairment methodology
Evaluated individually	$0	$—	$100	$2,764	$6	$2,870
Evaluated collectively	3,109	2,500	—	192	148	5,949

Total loans	$3,109	$2,500	$100	$2,956	$154	$8,819

Analysis of Each Class of Loans Not Carried At Fair Value Using Internal Ratings or Equivalent Credit Quality Indicators

Millions of yen
	March 31, 2011
	AAA-BBB	BB-CCC	CC-D	Others(1)	Total
Secured loans at banks	¥111,841	¥17,449	¥—	¥25,344	¥154,634
Unsecured loans at banks	102,636	—	7	—	102,643
Short-term secured margin loans	—	—	—	206,910	206,910
Secured inter-bank money market loans	8,281	—	—	—	8,281
Secured corporate loans	30,567	5,170	2,000	122,750	160,487
Unsecured corporate loans	30,309	52,445	1,395	—	84,149
Advances to affiliated companies	12,283	—	—	483	12,766

Total	¥295,917	¥75,064	¥3,402	¥355,487	¥729,870

	Translation into millions of U.S. dollars
	March 31, 2011
	AAA-BBB	BB-CCC	CC-D	Others(1)	Total
Secured loans at banks	$1,353	$211	$—	$305	$1,869
Unsecured loans at banks	1,240	—	0	—	1,240
Short-term secured margin loans	—	—	—	2,500	2,500
Secured inter-bank money market loans	100	—	—	—	100
Secured corporate loans	369	62	24	1,484	1,939
Unsecured corporate loans	366	634	17	—	1,017
Advances to affiliated companies	148	—	—	6	154

Total	$3,576	$907	$41	$4,295	$8,819

(1)	Relate to collateral exposures where a specified ratio of LTV is maintained.

Business combinations (Tables)	12 Months Ended
Mar. 31, 2011
Business Combinations
Summary of the Fair Value of the Assets Acquired, Including Goodwill, And the Liabilities Assumed, As of the Acquisition Date

Millions of yen
Assets:
Cash and cash deposits	¥7,815
Loans and receivables	1,419
Office buildings, land, equipment and facilities	23,016
Intangible assets(1)	26,420
Other	6,130

Total assets	64,800

Liabilities:
Payables and deposits	11,080
Other	28,785

Total liabilities	39,865

Net assets	24,935

Acquisition costs(2)	48,159

Goodwill(3)	¥23,224

(1)	Intangible assets primarily comprise the fair value of client relationships and favorable lease agreements, which will be amortized based on a weighted-average amortization period of 10 years with no residual value.
(2)	Acquisition costs primarily comprise the fair value of consideration given and direct acquisition costs incurred.
(3)	Goodwill represents the value expected from benefits created from strengthening Nomura's wholesale and investment banking businesses and expanding its global operations by integrating Lehman's client base. Among this amount, ¥15 billion has been allocated to Nomura's Global Markets and the remaining ¥8 billion to its Investment Banking of Wholesale Division at the acquisition date. ¥8 billion of goodwill is deductible for Japan tax purposes.

Summary of Pro Forma Financial Information

Millions of yen, except per share amounts
Year ended March 31, 2009
Total revenue	¥679,920
Net income (loss) attributable to NHI	(794,081)
Basic EPS	(408.92)
Diluted EPS	(410.55)

Other Assets-Other / Other Liabilities (Tables)	12 Months Ended
Mar. 31, 2011
Other Assets-Other / Other Liabilities
Schedule of Other Assets-Other / Other Liabilities

	Millions of yen		Translation into millions of U.S. dollars
	March 31
	2010	2011	2011
Other assets—Other:
Securities received as collateral	¥5,503	¥43,624	$527
Goodwill and other intangible assets	134,015	116,834	1,412
Deferred tax assets	308,679	241,911	2,923
Investments in equity securities for other than operating purposes(1)	9,636	11,915	144
Other	140,913	154,209	1,863

Total	¥598,746	¥568,493	$6,869

Other liabilities:
Obligation to return securities received as collateral	¥5,503	¥43,624	$527
Accrued income taxes	28,015	10,123	122
Other accrued expenses and provisions	411,327	404,048	4,882
Other	50,138	94,521	1,142

Total	¥494,983	¥552,316	$6,673

(1)	Other assets—Other includes marketable and non-marketable equity securities held for other than trading or operating purposes. These investments are comprised of listed equity securities and unlisted equity securities in the amounts of ¥5,236 million and ¥4,400 million, respectively as of March 31, 2010, and ¥6,496 million ( $79 million) and ¥5,419 million ( $65 million) respectively, as of March 31, 2011. These securities are carried at fair value, with changes in fair value reported within Revenue—Other in the consolidated statements of operations.

Changes in Goodwill

	Millions of yen				Translation into millions of U.S. dollars
	Year ended March 31
	2010		2011		2011
Balance at beginning of year	¥70,459		¥79,818		$965
Increases due to business combinations	13,003	(1)	—		—
Other	(3,644	)(2)	(9,595	)(3)	(116)

Balance at end of year	¥79,818		¥70,223	(4)	$849

(1)	¥10,206 million ( $109 million) is related to Lehman and ¥1,193 million ( $13 million) is related to Torc Investments & Research, which is a consolidated subsidiary of Instinet, Inc. In addition, ¥902 million ( $10 million) is related to NikkoCiti Trust and Banking Corporation, which is a consolidated subsidiary of The Nomura Trust & Banking Co., Ltd. and changed its name to NCT Trust and Banking Corporation on March 1, 2010. In addition, ¥702 million ( $8 million) relates to the acquisition in March 2010, of Nexen Energy Marketing London (which became a subsidiary of Nomura European Investment Limited).
(2)	Decrease of ¥3,560 million ( $38 million) relates to currency translation adjustments.
(3)	Decrease of ¥7,276 million ( $88 million) relates to currency translation adjustments.
(4)	¥69,800 million ( $843 million) is attributed to Nomura's Wholesale segment.

Borrowings (Tables)	12 Months Ended
	Mar. 31, 2011	Mar. 31, 2010
Borrowings
Short-term and Long-term Borrowings

	Millions of yen		Translation into millions of U.S. dollars
	March 31
	2010	2011	2011
Short-term borrowings(1):
Commercial paper	¥484,614	¥379,500	$4,586
Bank borrowings	631,879	563,748	6,812
Other	185,171	223,829	2,704

Total	¥1,301,664	¥1,167,077	$14,102

Long-term borrowings:
Long-term borrowings from banks and other financial institutions(2)	¥2,235,948	¥2,559,325	$30,925
Bonds and notes issued(3):
Fixed-rate obligations:
Japanese yen denominated	1,157,449	1,365,805	16,503
Non-Japanese yen denominated	534,494	748,626	9,046
Floating-rate obligations:
Japanese yen denominated	139,824	897,147	10,840
Non-Japanese yen denominated	194,427	364,796	4,408
Index / Equity-linked obligations:
Japanese yen denominated	1,434,094	1,251,330	15,120
Non-Japanese yen denominated	744,428	985,723	11,911

	4,204,716	5,613,427	67,828

Sub-Total	6,440,664	8,172,752	98,753

Trading balances of secured borrowings	758,397	230,165	2,781

Total	¥7,199,061	¥8,402,917	$101,534

(1)	Includes secured borrowings of ¥25,411 million as of March 31, 2010 and ¥44,159 million ( $534 million) as of March 31, 2011.
(2)	Includes secured borrowings of ¥30,879 million as of March 31, 2010 and ¥6,093 million ( $74 million) as of March 31, 2011.
(3)	Includes secured borrowings of ¥66,078 million as of March 31, 2010 and ¥1,000,856 million ( $12,093 million) as of March 31, 2011.

Long-term Borrowings

	Millions of yen		Translation into millions of U.S. dollars
	March 31
	2010	2011	2011
Debt issued by the Company	¥2,674,768	¥3,205,519	$38,733
Debt issued by subsidiaries—guaranteed by the Company	2,145,020	2,270,308	27,432
Debt issued by subsidiaries—not guaranteed by the Company(1)	2,379,273	2,927,090	35,369

Total	¥7,199,061	¥8,402,917	$101,534

(1)	Includes trading balances of secured borrowings.

Effective Weighted-Average Interest Rates of Borrowings

	March 31
	2010	2011
Short-term borrowings	0.94%	0.63%
Long-term borrowings	1.60%	1.48%
Fixed-rate obligations	2.03%	2.30%
Floating-rate obligations	1.14%	0.99%
Index / Equity-linked obligations	1.62%	1.20%

Maturities of Long-term Borrowings

Year ending March 31	Millions of yen	Translation into millions of U.S. dollars
2012	¥892,016	$10,778
2013	980,689	11,850
2014	936,836	11,320
2015	1,239,348	14,975
2016	856,532	10,350
2017 and thereafter	3,267,331	39,480

Sub-Total	8,172,752	98,753

Trading balances of secured borrowings	230,165	2,781

	¥8,402,917	$101,534

Year ending March 31	Millions of yen
2011	¥477,200
2012	742,663
2013	885,951
2014	418,999
2015	866,280
2016 and thereafter	3,049,571

Sub-Total	6,440,664

Trading balances of secured borrowings	758,397

Total	¥7,199,061

Earnings Per Share (Tables)	12 Months Ended
Mar. 31, 2011
Earnings Per Share
Summary of Net Income (Loss) Attributable to NHI Common Shareholders Per Share Basic and Diluted

	Yen amounts in millions except per share data presented in yen			Translation into millions of U.S. dollars except per share data presented in U.S. dollars
	Year ended March 31
	2009	2010	2011	2011
Basic—
Net income (loss) attributable to NHI shareholders	¥(708,192)	¥67,798	¥28,661	$346

Weighted average number of shares outstanding	1,941,906,637	3,126,790,289	3,627,798,587

Net income (loss) attributable to NHI shareholders per share	¥(364.69)	¥21.68	¥7.90	$0.10

Diluted—
Net income (loss) attributable to NHI shareholders	¥(708,207)	¥67,784	¥28,642	$346

Weighted average number of shares outstanding	1,934,159,290	3,139,394,052	3,642,689,381

Net income (loss) attributable to NHI shareholders per share	¥(366.16)	¥21.59	¥7.86	$0.09

Employee Benefit Plans (Tables)	12 Months Ended
Mar. 31, 2011
Employee Benefit Plans
Net Periodic Benefit Cost of the Defined Benefit Plans

	Millions of yen			Translation into millions of U.S. dollars
	Year ended March 31
	2009	2010	2011	2011
Service cost	¥9,706	¥8,719	¥9,328	$113
Interest cost	5,058	4,307	4,480	54
Expected return on plan assets	(3,543)	(3,023)	(3,182)	(38)
Amortization of net actuarial losses	3,260	4,735	3,088	37
Amortization of prior service cost	(202)	(1,148)	(1,148)	(14)

Net periodic benefit cost	¥14,279	¥13,590	¥12,566	$152

Reconciliation of the Changes in Projected Benefit Obligation and the Fair Value of Plan Assets

	Millions of yen		Translation into millions of U.S. dollars
	As of or for the year ended March 31
	2010	2011	2011
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	¥229,881	¥215,761	$2,607
Service cost	8,719	9,328	113
Interest cost	4,307	4,480	54
Actuarial loss	(13,218)	(647)	(8)
Benefits paid	(14,423)	(15,406)	(186)
Other	495	137	2

Projected benefit obligation at end of year	¥215,761	¥213,653	$2,582

Change in plan assets:
Fair value of plan assets at beginning of year	¥116,484	¥122,632	$1,482
Actual return on plan assets	12,927	1,865	23
Employer contributions	993	4,407	53
Benefits paid	(7,772)	(8,177)	(99)

Fair value of plan assets at end of year	¥122,632	¥120,727	$1,459

Funded status at end of year	(93,129)	(92,926)	(1,123)

Amounts recognized in the consolidated balance sheets	¥(93,129)	¥(92,926)	$(1,123)

The Projected Benefit Obligation, Accumulated Benefit Obligation, and Fair Value of Plan Assets for Pension Plans with ABO and PBO in Excess of Plan Assets

	Millions of yen		Translation into millions of U.S. dollars
	March 31
	2010	2011	2011
Plans with ABO in excess of plan assets:
PBO	¥215,761	¥213,653	$2,582
ABO	212,183	211,425	2,555
Fair value of plan assets	122,632	120,727	1,459
Plans with PBO in excess of plan assets:
PBO	¥215,761	¥213,653	$2,582
ABO	212,183	211,425	2,555
Fair value of plan assets	122,632	120,727	1,459

Amounts in Accumulated Other Comprehensive Income, Pre-Tax, That Have Not Yet Been Recognized as Components of Net Periodic Benefit Cost

	Millions of yen	Translation into millions of U.S. dollars
	For the year ended March 31
	2011	2011
Net actuarial loss	¥68,227	$824
Net prior service cost	(14,094)	(170)

Total	¥54,133	$654

Amounts in Accumulated Other Comprehensive Income, Pre-Tax, Expected to be Recognized as Components of Net Periodic Benefit Cost over the Next Fiscal Year

	Millions of yen	Translation into millions of U.S. dollars
	For the year ending March 31
	2012	2012
Net actuarial loss	¥3,088	$37
Net prior service cost	(1,148)	(14)

Total	¥1,940	$23

Schedule of the Weighted-Average Assumptions Used To Determine PBO

	March 31
	2010	2011
Discount rate	2.2%	2.1%
Rate of increase in compensation levels	2.5%	2.5%

The Weighted-Average Assumptions Used To Determine Net Periodic Benefit Costs

	Year ended March 31
	2009	2010	2011
Discount rate	2.0%	2.2%	2.1%
Rate of increase in compensation levels	2.5%	2.5%	2.5%
Expected long-term rate of return on plan assets	2.6%	2.6%	2.6%

Information about the Plan Assets at Fair Value

	Millions of yen
	March 31, 2010
	Level 1	Level 2	Level 3	Balance as of March 31, 2010
Pension plan assets:
Equities	¥28,803	¥—	¥—	¥28,803
Private equity	—	—	892	892
Japanese government securities	48,365	—	—	48,365
Japanese agency and municipal securities	275	—	—	275
Foreign government securities	3,751	—	—	3,751
Bank and corporate debt securities	—	520	—	520
Investment trust funds and other(1)	—	11,230	9,371	20,601
Life insurance company general accounts	—	18,204	—	18,204
Other assets	—	1,221	—	1,221

Total	¥81,194	¥31,175	¥10,263	¥122,632

	Millions of yen
	March 31, 2011
	Level 1	Level 2	Level 3	Balance as of March 31, 2011
Pension plan assets:
Equities	¥23,121	¥—	¥—	¥23,121
Private equity	—	—	838	838
Japanese government securities	47,099	—	—	47,099
Japanese agency and municipal securities	—	—	—	—
Foreign government securities	—	—	—	—
Bank and corporate debt securities	—	—	—	—
Investment trust funds and other(1)	—	18,290	8,807	27,097
Life insurance company general accounts	—	19,344	—	19,344
Other assets	—	3,228	—	3,228

Total	¥70,220	¥40,862	¥9,645	¥120,727

	Translation into millions of U.S. dollars
	March 31, 2011
	Level 1	Level 2	Level 3	Balance as of March 31, 2011
Pension plan assets:
Equities	$279	$—	$—	$279
Private equity	—	—	10	10
Japanese government securities	569	—	—	569
Japanese agency and municipal securities	—	—	—	—
Foreign government securities	—	—	—	—
Bank and corporate debt securities	—	—	—	—
Investment trust funds and other(1)	—	221	107	328
Life insurance company general accounts	—	234	—	234
Other assets	—	39	—	39

Total	$848	$494	$117	$1,459

(1)	Includes hedge funds and real estate funds.

Plan Assets for Which Level 3 Inputs Are Utilized To Determine the Fair Value

	Millions of yen
	Year ended March 31, 2010
	Balance as of April 1, 2009	Unrealized and realized gains / loss	Purchases / sales and other settlement	Net transfers in / (out of) Level 3	Balance as of March 31, 2010
Private equity	¥980	¥(12)	¥(76)	¥—	¥892
Investment trust funds and other	1,411	4	7,956	—	9,371

Total	¥2,391	¥(8)	¥7,880	¥—	¥10,263

	Millions of yen
	Year ended March 31, 2011
	Balance as of April 1, 2010	Unrealized and realized gains / loss	Purchases / sales and other settlement	Net transfers in / (out of) Level 3	Balance as of March 31, 2011
Private equity	¥892	¥5	¥(59)	¥—	¥838
Investment trust funds and other	9,371	(376)	(188)	—	8,807

Total	¥10,263	¥(371)	¥(247)	¥—	¥9,645

	Translation into millions of U.S. dollars
	Year ended March 31, 2011
	Balance as of April 1, 2010	Unrealized and realized gains / loss	Purchases / sales and other settlement	Net transfers in / (out of) Level 3	Balance as of March 31, 2011
Private equity	$11	$0	$(1)	$—	$10
Investment trust funds and other	113	(5)	(1)	—	107

Total	$124	$(5)	$(2)	$—	$117

Expected Benefit Payments

Year ending March 31	Millions of yen	Translation into millions of U.S. dollars
2012	¥9,091	$110
2013	8,413	102
2014	8,650	105
2015	9,346	113
2016	9,961	120
2017-2021	51,484	622

Stock-Based Compensation Plans (Tables)	12 Months Ended
Mar. 31, 2011
Stock-Based Compensation Plans
Stock Option Plans, Weighted-Average Assumptions

	Year ended March 31
	2009	2010	2011
Expected volatility	32.73%	40.06%	40.51%
Expected dividends yield	2.28%	3.25%	1.73%
Expected lives (in years)	6	6	6
Risk-free interest rate	1.43%	1.01%	0.76%

Activity Related To Stock Option Plans (A-Plan)

	Outstanding (number of shares)	Weighted-average exercise price	Weighted-average remaining life (years)
Outstanding as of March 31, 2008	9,000,800	¥1,891	4.1
Granted	2,088,000	1,460
Exercised	(21,500)	1,336
Repurchased	—	—
Forfeited	(6,000)	2,045
Expired	—	—

Outstanding as of March 31, 2009	11,061,300	1,645	3.7
Granted	2,585,000	767
Exercised	—	—
Repurchased	—	—
Forfeited	(43,500)	1,457
Expired	(1,166,000)	1,600

Outstanding as of March 31, 2010	12,436,800	1,371	3.8
Granted	2,870,000	487
Exercised	—	—
Repurchased	—	—
Forfeited	(262,000)	1,290
Expired	(1,227,000)	1,332

Outstanding as of March 31, 2011	13,817,800	¥1,176	3.9

Stock Option Plans, Distribution

	Stock options outstanding			Stock options exercisable
Exercise prices	Stock options outstanding (number of shares)	Weighted-average exercise price	Weighted-average remaining life (years)	Stock options exercisable (number of shares)	Weighted-average exercise price
¥1,940	1,948,000	¥1,940	3.3	1,948,000	¥1,940
¥1,793	1,760,000	¥1,793	2.3	1,760,000	¥1,793
¥1,333	2,026,000	¥1,333	4.4	2,026,000	¥1,333
¥1,311	1,224,000	¥1,311	0.2	1,224,000	¥1,311
¥1,152	1,488,800	¥1,152	1.3	1,488,800	¥1,152
¥ 757	2,516,000	¥757	5.4	—	¥—
¥ 487	2,855,000	¥487	6.6	—	¥—

Total	13,817,800	¥1,176	3.9	8,446,800	¥1,534

Activity Related To Stock Option Plans (B-Plan)

	Outstanding (number of shares)	Weighted-average grant date fair value per share
Outstanding as of March 31, 2008	12,664,500	¥2,260
Granted	8,223,900	1,560
Exercised	(2,779,700)	2,248
Repurchased	—	—
Forfeited	(561,600)	1,958
Expired	—	—

Outstanding as of March 31, 2009	17,547,100	1,944
Granted	12,524,300	618
Exercised	(6,122,900)	2,283
Repurchased	—	—
Forfeited	(2,333,400)	726
Expired	—	—

Outstanding as of March 31, 2010	21,615,100	1,211
Granted	59,187,700	638
Exercised	(6,870,600)	1,651
Repurchased	—	—
Forfeited	(4,145,200)	634
Expired	—	—

Outstanding as of March 31, 2011	69,787,000	¥716

Income Taxes (Tables)	12 Months Ended
Mar. 31, 2011
Income Taxes
Components of Income Tax Expenses

	Millions of yen			Translation into millions of U.S. dollars
	Year ended March 31
	2009	2010	2011	2011
Current:
Domestic	¥7,635	¥12,988	¥175	$2
Foreign	5,142	4,599	5,956	72

Sub Total	12,777	17,587	6,131	74

Deferred:
Domestic	(84,072)	28,207	56,194	679
Foreign	441	(8,633)	(995)	(12)

Sub Total	(83,631)	19,574	55,199	667

Total	¥(70,854)	¥37,161	¥61,330	$741

Effective Income Tax Rate Reflected in the Consolidated Statements of Operations

	Year ended March 31
	2009	2010	2011
Normal effective statutory tax rate	41.0%	41.0%	41.0%
Impact of:
Change in deferred tax valuation allowance	(27.6)	6.7	1.6
Taxable items to be added on financial profit	(0.1)	10.8	5.3
Non-deductible expenses	(3.8)	10.5	16.6
Non-taxable revenue	2.9	(7.8)	(8.4)
Dividends from foreign subsidiaries	—	1.0	0.0
Tax effect of undistributed earnings of foreign subsidiaries	(0.7)	0.1	(0.0)
Different tax rate applicable to income (loss) of foreign subsidiaries	(9.9)	(26.9)	10.8
Tax benefit recognized on the devaluation of investment in foreign subsidiaries	7.5	—	(1.3)
Other	(0.2)	(0.1)	0.2

Effective tax rate	9.1%	35.3%	65.8%

Details of Deferred Tax Assets and Liabilities

	Millions of yen		Translation into millions of U.S. dollars
	March 31
	2010	2011	2011
Deferred tax assets
Depreciation, amortization and valuation of fixed assets	¥11,175	¥10,243	$124
Investments in subsidiaries and affiliates	174,529	171,520	2,072
Valuation of financial instruments	268,588	214,706	2,595
Accrued pension and severance costs	47,786	41,402	500
Other accrued expenses and provisions	81,375	77,649	938
Operating losses	351,101	317,519	3,837
Other	5,160	5,215	63

Gross deferred tax assets	939,714	838,254	10,129
Less—Valuation allowance	(501,554)	(461,966)	(5,582)

Total deferred tax assets	438,160	376,288	4,547

Deferred tax liabilities
Investments in subsidiaries and affiliates	66,218	69,363	838
Valuation of financial instruments	46,865	47,694	577
Undistributed earnings of foreign subsidiaries	5,258	4,409	53
Valuation of fixed assets	19,196	19,355	234
Other	7,611	5,736	69

Total deferred tax liabilities	145,148	146,557	1,771

Net deferred tax assets	¥293,012	¥229,731	$2,776

Changes in the Valuation Allowance for Deferred Tax Assets

	Millions of yen						Translation into millions of U.S. dollars
	Year ended March 31
	2009		2010		2011		2011
Balance at beginning of year	¥326,634		¥493,906		¥501,554		$6,060
Net change during the year	167,272	(1)	7,648	(2)	(39,588	)(3)	(478	)(3)

Balance at end of year	¥493,906		¥501,554		¥461,966		$5,582

(1)	Includes ¥121,273 million related to foreign subsidiaries which is mainly due to an increase in non-recoverability of losses in certain U.S. subsidiaries and in certain European subsidiaries, ¥25,817 million related to subsidiaries in Japan and ¥20,182 million related to the Company, which is due to the allowance for the non-recoverability of future realizable losses on local taxes.
(2)	Includes ¥8,313 million and ¥2,667 million related to subsidiaries which is mainly due to an increase in non-recoverability of losses in certain foreign subsidiaries and in certain subsidiaries in Japan, negative ¥3,332 million related the Company which is due to the decrease of allowance for the deferred tax assets previously recorded. In total, ¥7,648 million of allowances increased for the year ended March 31, 2010.
(3)	Includes negative ¥33,523 million ( $405 million) related to foreign subsidiaries which is mainly due to an effect of utilized loss carryforwards in certain U.S. subsidiaries, negative ¥2,657 million ( $32 million) and negative ¥3,408 million ( $41 million) related to Japanese subsidiaries and the Company, respectively, which is due mainly to a result of a review of future realizable value for the deferred tax assets previously recorded. In total, ¥39,588 million ( $478 million) of allowances decreased for the year ended March 31, 2011.

Summarizes the Major Jurisdictions Subject to Examination

Jurisdiction	Year
Japan	2006	(1)
U.K.	2009
U.S.	2007
(1)	For transfer pricing, the earliest year in which Nomura remains subject to examinations is 2005.

Shareholders' Equity (Tables)	Mar. 31, 2011
Shareholders' Equity
Shares of Common Stock Outstanding

	Shares
	Year ended March 31,
	2009	2010	2011
Number of shares outstanding at beginning of year	1,906,885,059	2,604,779,843	3,669,044,614
New issue	695,172,900	800,000,000	—
Conversion of convertible bonds	—	258,040,481	—

Common stock held in treasury:
Repurchases of common stock	(74,263)	(26,857)	(75,030,934)
Sales of common stock	32,162	6,328	2,409
Common stock issued to employees	2,801,200	6,122,900	6,870,600
Other net change in treasury stock	(37,215)	121,919	243

Number of shares outstanding at end of year	2,604,779,843	3,669,044,614	3,600,886,932

Affiliated Companies and Other Equity-Method Investees (Tables)	12 Months Ended
Mar. 31, 2011
Aggregate Carrying Amount and Fair Value of Investments in Affiliated Companies and Other Equity-Method Investees

	Millions of yen		Translation into millions of U.S. dollars
	March 31
	2010	2011	2011
Carrying amount	¥176,351	¥182,109	$2,200
Fair value	216,932	198,439	2,398

JAFCO, NRI and NLB [Member]
Summary of Annual Financial Information

	Millions of yen		Translation into millions of U.S. dollars
	March 31
	2010	2011	2011
Total assets	¥2,020,517	¥2,096,554	$25,333
Total liabilities	1,474,284	1,521,653	18,386

	Millions of yen			Translation into millions of U.S. dollars
	Year ended March 31
	2009	2010	2011	2011
Net revenues	¥530,181	¥526,350	¥590,985	$7,141
Non-interest expenses	498,104	482,573	535,564	6,471
Net income attributable to the companies	2,598	22,779	29,392	355

Nomura Land and Building Co., Ltd [Member]
Summary of Balances and Transactions with Affiliated Companies and Other Equity-Method Investees

	Millions of yen		Translation into millions of U.S. dollars
	March 31
	2010	2011	2011
Investments in affiliated companies	¥247,641	¥260,339	$3,146
Advances to affiliated companies	3,632	12,766	154

	Millions of yen			Translation into millions of U.S. dollars
	Year ended March 31
	2009	2010	2011	2011
Revenues	¥865	¥362	¥3,056	$37
Non-interest expenses	43,750	58,219	52,796	638
Purchase of software and tangible assets	44,602	25,954	20,945	253

Fortress Investment Group LLC [Member]
Summary of Annual Financial Information

	Millions of yen		Translation into millions of U.S. dollars
	March 31
	2010(1)	2011(1)	2011
Total assets	¥154,471	¥172,677	$2,086
Total liabilities	98,711	95,396	$1,153

	Millions of yen			Translation into millions of U.S. dollars
	Year ended March 31
	2009(1)	2010(1)	2011(1)	2011
Net revenues	¥38,702	¥57,602	¥89,710	$1,084
Non-interest expenses	150,079	144,868	154,161	1,863
Net income (loss) attributable to the company	(32,458)	(23,651)	(24,400)	(295)

(1)	Financial information for Fortress is as of its fiscal years ended December 31, 2008, 2009 and 2010, respectively. Nomura records its share of Fortress's earnings on a three-month lag.

Commitments Contingencies and Guarantees (Tables)	12 Months Ended
Mar. 31, 2011
Commitments Contingencies and Guarantees
Commitments Outstanding

	Millions of yen		Translation into millions of U.S. dollars
	March 31
	2010	2011	2011
Commitments to extend credit	¥228,439	¥264,736	$3,199
Commitments to invest in partnerships	40,203	38,008	459
Commitments to purchase aircraft	—	77,928	942

Contractual Expiry of Commitments

	Millions of yen
	Total contractual amount	Years to Maturity
		Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years
Commitments to extend credit	¥264,736	¥70,621	¥64,289	¥128,105	¥1,721
Commitments to invest in partnerships	38,008	274	23,886	282	13,566
Commitments to purchase aircraft	77,928	24,905	45,066	7,957	—

	Translation into millions of U.S. dollars
	Total contractual amount	Years to Maturity
		Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years
Commitments to extend credit	$3,199	$853	$777	$1,548	$21
Commitments to invest in partnerships	459	3	289	3	164
Commitments to purchase aircraft	942	301	545	96	—

Lease Deposits and Rent Paid

	Millions of yen			Translation into millions of U.S. dollars
	March 31
	2009	2010	2011	2011
Lease deposits	¥9,175	¥6,541	¥4,229	$51
Rent paid during the year	5,432	4,531	4,358	53

Schedule of Future Minimum Lease Payments under Capital Leases

	Millions of yen	Translation into millions of U.S. dollars
	March 31
	2011	2011
Total minimum lease payments	¥49,977	$604
Less: Amount representing interest	(26,680)	(322)

Present value of net lease payments	¥23,297	$282

	Millions of yen
		Years of payment
	Total	Less than 1 year	1 to 2 Years	2 to 3 Years	3 to 4 Years	4 to 5 Years	More than 5 years
Minimum lease payments	¥49,977	¥386	¥153	¥86	¥48	¥2,612	¥46,692

	Translation into millions of U.S. dollars
		Years of payment
	Total	Less than 1 year	1 to 2 Years	2 to 3 Years	3 to 4 Years	4 to 5 Years	More than 5 years
Minimum lease payments	$604	$5	$2	$1	$1	$31	$564

Schedule of Future Minimum Rental Payments under Non-Cancelable Operating Leases

	Millions of yen	Translation into millions of U.S. dollars
	March 31
	2011	2011
Total minimum lease payments	¥88,215	$1,066
Less: Sublease rental income	(11,412)	(138)

Net lease payments	¥76,803	$928

	Millions of yen
		Years of payment
	Total	Less than 1 year	1 to 2 Years	2 to 3 Years	3 to 4 Years	4 to 5 Years	More than 5 years
Minimum lease payments	¥88,215	¥15,034	¥14,146	¥11,268	¥9,282	¥8,296	¥30,189

	Translation into millions of U.S. dollars
		Years of payment
	Total	Less than 1 year	1 to 2 Years	2 to 3 Years	3 to 4 Years	4 to 5 Years	More than 5 years
Minimum lease payments	$1,066	$182	$171	$136	$112	$100	$365

Information on Derivative Contracts

	Millions of yen				Translation into millions of U.S. dollars
	March 31
	2010		2011
	Carrying value	Maximum Potential Payout / Notional Total	Carrying value	Maximum Potential Payout / Notional Total	Carrying value	Maximum Potential Payout / Notional Total
Derivative contracts(1)	¥2,604,545	¥72,650,089	¥3,539,472	¥101,555,634	$42,768	$1,227,110
Standby letters of credit and other guarantees(2)	340	10,146	267	8,512	3	103

(1)	Credit derivatives are disclosed in Note 4, "Derivative instruments and hedging activities" and are excluded from "Derivative Contracts".
(2)	Collateral held in connection with standby letters of credit and other guarantees as of March 31, 2010 is ¥8,089 million and as of March 31, 2011 is ¥6,761 million ( $82 million).

Expiration Information on Derivative Contracts

	Millions of yen
		Maximum Potential Payout/Notional
			Years to Maturity
	Carrying value	Total	Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years
Derivative contracts	¥3,539,472	¥101,555,634	¥37,985,935	¥18,909,144	¥10,705,026	¥33,955,529
Standby letters of credit and other guarantees	267	8,512	205	9	190	8,108

	Translation into millions of U.S. dollars
		Maximum Potential Payout/Notional
			Years to Maturity
	Carrying value	Total	Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years
Derivative contracts	$42,768	$1,227,110	$458,989	$228,482	$129,350	$410,289
Standby letters of credit and other guarantees	3	103	2	1	2	98

Segment and Geographic Information (Tables)	12 Months Ended
Mar. 31, 2011
Segment and Geographic Information
Net Interest Revenue

	Millions of yen
	Retail	Asset Management	Wholesale	Other (Incl. elimination)	Total
Year ended March 31, 2009
Non-interest revenue	¥287,750	¥56,463	¥(146,522)	¥158,601	¥356,292
Net interest revenue	4,107	3,326	(17,108)	(10,853)	(20,528)

Net revenue	291,857	59,789	(163,630)	147,748	335,764
Non-interest expenses	273,620	52,409	553,695	213,168	1,092,892

Income (loss) before income taxes	¥18,237	¥7,380	¥(717,325)	¥(65,420)	¥(757,128)

Year ended March 31, 2010
Non-interest revenue	¥384,816	¥68,280	¥763,567	¥(104,629)	¥1,112,034
Net interest revenue	3,456	2,085	25,964	(2,124)	29,381

Net revenue	388,272	70,365	789,531	(106,753)	1,141,415
Non-interest expenses	274,915	51,771	614,349	104,540	1,045,575

Income (loss) before income taxes	¥113,357	¥18,594	¥175,182	¥(211,293)	¥95,840

Year ended March 31, 2011
Non-interest revenue	¥389,404	¥76,269	¥534,094	¥56,518	¥1,056,285
Net interest revenue	3,029	4,475	96,442	(12,637)	91,309

Net revenue	392,433	80,744	630,536	43,881	1,147,594
Non-interest expenses	291,245	55,691	623,819	66,688	1,037,443

Income (loss) before income taxes	¥101,188	¥25,053	¥6,717	¥(22,807)	¥110,151

	Translation into millions of U.S. dollars
Year ended March 31, 2011
Non-interest revenue	$4,705	$922	$6,454	$682	$12,763
Net interest revenue	37	54	1,165	(153)	1,103

Net revenue	4,742	976	7,619	529	13,866
Non-interest expenses	3,519	673	7,538	805	12,535

Income (loss) before income taxes	$1,223	$303	$81	$(276)	$1,331

Major Components of Income (Loss) before Income Taxes in "Other"

	Millions of yen			Translation into millions of U.S. dollars
	Year ended March 31
	2009	2010	2011	2011
Net gain related to economic hedging transactions	¥28,032	¥3,323	¥2,290	$28
Realized gain (loss) on investments in equity securities held for operating purposes	(2,363)	(3,365)	219	2
Equity in earnings (loss) of affiliates	(718)	7,765	8,996	109
Corporate items	(70,533)	(83,291)	(33,327)	(403)
Other(1)	(19,838)	(135,725)	(985)	(12)

Total	¥(65,420)	¥(211,293)	¥(22,807)	$(276)

(1)	Includes the impairment losses of affiliated companies and other equity-method investees which do not belong to the business segments of ¥ 97,880 million for the year ended March 2009, and ¥2,974 million for the year ended March 2010, and the impact of Nomura's own creditworthiness in certain financial liabilities for which the fair value option has been elected in accordance with ASC 825, and the impact of its own creditworthiness on derivative liabilities.

Reconciliation of Combined Business Segments Results included in the Preceding Table to Nomura's Reported Net Revenue

	Millions of yen			Translation into millions of U.S. dollars
	Year ended March 31
	2009	2010	2011	2011
Net revenue	¥335,764	¥1,141,415	¥1,147,594	$13,866
Unrealized gain(loss) on investments in equity securities held for operating purposes	(23,137)	9,407	(16,896)	(204)

Consolidated net revenue	¥312,627	¥1,150,822	¥1,130,698	$13,662

Non-interest expenses	¥1,092,892	¥1,045,575	¥1,037,443	$12,535
Unrealized gain (loss) on investments in equity securities held for operating purposes	—	—	—	—

Consolidated non-interest expenses	¥1,092,892	¥1,045,575	¥1,037,443	$12,535

Income (loss) before income taxes	¥(757,128)	¥95,840	¥110,151	$1,331
Unrealized gain (loss) on investments in equity securities held for operating purposes	(23,137)	9,407	(16,896)	(204)

Consolidated income (loss) before income taxes	¥(780,265)	¥105,247	¥93,255	$1,127

Geographic Allocation of Net Revenue and Income (Loss) before Income Taxes from Operations by Geographic Areas, and Long-lived Assets

	Millions of yen			Translation into millions of U.S. dollars
	Year ended March 31
	2009	2010	2011	2011
Net revenue(1):
Americas	¥17,748	¥131,512	¥168,889	$2,041
Europe	(170,718)	348,829	257,135	3,107
Asia and Oceania	18,781	63,748	44,474	537

Sub-total	(134,189)	544,089	470,498	5,685
Japan	446,816	606,733	660,200	7,977

Consolidated	¥312,627	¥1,150,822	¥1,130,698	$13,662

Income (loss) before income taxes:
Americas	¥(165,647)	¥3,557	¥4,410	$53
Europe	(412,222)	18,995	(43,627)	(527)
Asia and Oceania	(81,243)	13,036	(16,296)	(197)

Sub-total	(659,112)	35,588	(55,513)	(671)
Japan	(121,153)	69,659	148,768	1,798

Consolidated	¥(780,265)	¥105,247	¥93,255	$1,127

	March 31
	2009	2010	2011	2011
Long-lived assets:
Americas	¥100,241	¥94,508	¥91,295	$1,103
Europe	62,690	98,223	115,352	1,394
Asia and Oceania	30,804	32,871	31,642	382

Sub-total	193,735	225,602	238,289	2,879
Japan	312,893	269,449	270,945	3,274

Consolidated	¥506,628	¥495,051	¥509,234	$6,153

(1)	There is no revenue derived from transactions with a single major external client.

Summary of Accounting Policies (Narrative) (Details)	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)	Mar. 31, 2011 Information processing and communications [Member] USD ( $)	Mar. 31, 2011 Information processing and communications [Member] JPY ( ¥)	Mar. 31, 2010 Information processing and communications [Member] JPY ( ¥)	Mar. 31, 2009 Information processing and communications [Member] JPY ( ¥)	Mar. 31, 2011 Occupancy [Member] USD ( $)	Mar. 31, 2011 Occupancy [Member] JPY ( ¥)	Mar. 31, 2010 Occupancy [Member] JPY ( ¥)	Mar. 31, 2009 Occupancy [Member] JPY ( ¥)	Mar. 31, 2011 Accounts Receivable [Member] JPY ( ¥)	Mar. 31, 2010 Accounts Receivable [Member] JPY ( ¥)	Mar. 31, 2011 Maximum [Member]	Mar. 31, 2011 Minimum [Member]	Mar. 31, 2011 Listed Equity [Member] USD ( $)	Mar. 31, 2011 Listed Equity [Member] JPY ( ¥)	Mar. 31, 2010 Listed Equity [Member] JPY ( ¥)	Mar. 31, 2011 Unlisted Equity [Member] USD ( $)	Mar. 31, 2011 Unlisted Equity [Member] JPY ( ¥)	Mar. 31, 2010 Unlisted Equity [Member] JPY ( ¥)
Percentage of voting stock of a corporate entity															50.00%	20.00%
Percentage of limited partnership	3.00%	3.00%
Securities derecognized from the consolidated balance sheets	$ 2,051,000,000	¥ 169,766,000,000	¥ 185,047,000,000
Securities available for sale derecognized from the balance sheets	3,527,000,000	291,870,000,000	153,808,000,000
Depreciation and amortization	913,000,000	75,587,000,000	73,081,000,000	75,780,000,000	633,000,000	52,455,000,000	51,924,000,000	56,429,000,000	280,000,000	23,132,000,000	21,157,000,000	19,351,000,000
Investment in equity securities	144,000,000	11,915,000,000	9,636,000,000														807,000,000	66,792,000,000	89,045,000,000	293,000,000	24,243,000,000	33,903,000,000
Non cash impairment charges	19,000,000	1,532,000,000	194,000,000	2,656,000,000
Increase in total assets			292,000,000,000
Increase in total liabilities			297,000,000,000
Decrease in shareholders equity			5,000,000,000
Amounts of securities derecognized	3,527,000,000	291,870,000,000	153,808,000,000
Payables to brokers and dealers	734,000,000	60,771,000,000	0
Receivables from other than customers	11,221,000,000	928,626,000,000	707,623,000,000											95,954,000,000
Unamortized Deferred Fees and Costs	$ 6,000,000	¥ 483,000,000	¥ 525,000,000

Summary of Accounting Policies (Schedule of Estimated Life of Significant Assets) (Details)	12 Months Ended
Mar. 31, 2011 years
Office Buildings [Member]
Estimated life of significant assets, Minimum	5
Estimated life of significant assets, Maximum	50
Equipment [Member]
Estimated life of significant assets, Minimum	3
Estimated life of significant assets, Maximum	35
Software [Member]
Estimated life of Software, Maximum	5

U.S. Dollar Amounts (Details)	Mar. 31, 2011
U.S. Dollar Amounts
Translation rate	¥82.76 = U.S. $1.00

Fair Value of Financial Instruments (Narrative) (Details)	12 Months Ended											12 Months Ended
	Mar. 31, 2011 USD ( $)		Mar. 31, 2011 JPY ( ¥)		Mar. 31, 2010 JPY ( ¥)		Mar. 31, 2009 JPY ( ¥)		Mar. 31, 2010 USD ( $)	Mar. 31, 2011 Credit Concentration Risk [Member]	Mar. 31, 2010 Credit Concentration Risk [Member]	Mar. 31, 2010 Equities [Member] JPY ( ¥)	Mar. 31, 2010 Bank and Corporate Debt Securities [Member] USD ( $)	Mar. 31, 2010 Commercial Mortgage-Backed Securities ("CMBS") [Member] JPY ( ¥)	Mar. 31, 2010 Interest Rate Contracts [Member] JPY ( ¥)	Mar. 31, 2010 Credit Contracts [Member] JPY ( ¥)	Mar. 31, 2010 Long-Term Borrowings [Member] JPY ( ¥)	Mar. 31, 2011 Ashikaga Holdings Co Ltd [Member] JPY ( ¥)	Mar. 31, 2011 Ashikaga Holdings Co Ltd [Member] USD ( $)	Mar. 31, 2010 Ashikaga Holdings Co Ltd [Member] JPY ( ¥)
Concentrations of credit risk, Percentage										19.00%	21.00%
Transfers between Level 3 and Level 2	$ 520,000,000		¥ 43,000,000,000		¥ 55,000,000,000							¥ 61,000,000,000	$ 82,000,000	¥ 54,000,000,000	¥ 63,000,000,000	¥ 42,000,000,000	¥ 154,000,000,000
Transfers between Level 2 and Level 3															54,000,000,000
Losses on interest rate contracts from transfer from Level 2 to Level 3															(5,000,000,000)
Total revenue	16,741,000,000		1,385,492,000,000		1,356,751,000,000		664,511,000,000											106,000,000,000	1,280,000,000	118,000,000,000
Total expense																		90,000,000,000	1,090,000,000	93,000,000,000
Net gain	386,000,000	[1]	31,925,000,000	[1]	68,086,000,000	[1]	(709,411,000,000)	[1]										16,000,000,000	190,000,000	25,000,000,000
Total assets	443,366,000,000		36,692,990,000,000		32,230,428,000,000													5,219,000,000,000	63,060,000,000	4,990,000,000,000
Total liabilities	418,092,000,000		34,601,354,000,000		30,097,414,000,000													4,979,000,000,000	60,160,000,000	4,755,000,000,000
Percentage of ownership of common stock																		45.50%	45.50%
Losses from changes in fair value of financial liabilities	110,000,000		9,000,000,000		64,000,000,000
Aggregate unpaid principal balance of loans and receivables					1,000,000,000
Aggregate unpaid principal balance of long-term borrowings	600,000,000		50,000,000,000		6,000,000,000
Loans and receivables for fair value option,90 days or more past due									$ 0

[1]	Net income (loss) is net income (loss) before subtracting Net income (loss) attributable to noncontrolling interests.

Fair Value of Financial Instruments (Geographic allocations of Nomura's Trading Assets Related to Government, State, Municipal, and Government Agency Securities) (Details) In Billions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2011 Japanese Government Securities [Member] Governments, States, Municipalities and their Agencies [Member] JPY ( ¥)	Mar. 31, 2011 Japanese Government Securities [Member] Governments, States, Municipalities and their Agencies [Member] USD ( $)	Mar. 31, 2010 Japanese Government Securities [Member] Governments, States, Municipalities and their Agencies [Member] JPY ( ¥)	Mar. 31, 2011 Foreign Government Securities [Member] Governments, States, Municipalities and their Agencies [Member] JPY ( ¥)	Mar. 31, 2011 Foreign Government Securities [Member] Governments, States, Municipalities and their Agencies [Member] USD ( $)	Mar. 31, 2010 Foreign Government Securities [Member] Governments, States, Municipalities and their Agencies [Member] JPY ( ¥)	Mar. 31, 2011 European Union [Member] Governments, States, Municipalities and their Agencies [Member] JPY ( ¥)	Mar. 31, 2011 European Union [Member] Governments, States, Municipalities and their Agencies [Member] USD ( $)	Mar. 31, 2010 European Union [Member] Governments, States, Municipalities and their Agencies [Member] JPY ( ¥)	Mar. 31, 2011 Other Countries [Member] Governments, States, Municipalities and their Agencies [Member] JPY ( ¥)	Mar. 31, 2011 Other Countries [Member] Governments, States, Municipalities and their Agencies [Member] USD ( $)	Mar. 31, 2010 Other Countries [Member] Governments, States, Municipalities and their Agencies [Member] JPY ( ¥)	Mar. 31, 2011 Governments, States, Municipalities and their Agencies [Member] USD ( $)	Mar. 31, 2011 Governments, States, Municipalities and their Agencies [Member] JPY ( ¥)	Mar. 31, 2010 Governments, States, Municipalities and their Agencies [Member] JPY ( ¥)
Trading Securities, Debt	$ 1.33	¥ 110	¥ 205	¥ 2,822	$ 34	¥ 2,756	¥ 1,184	$ 14	¥ 1,635	¥ 2,640	$ 32	¥ 2,270	¥ 370	$ 5	¥ 232	$ 85	¥ 7,016	¥ 6,893

Fair Value of Financial Instruments (Fair Value of Financial Assets and Financial Liabilities Measured on Recurring Basis, Fair Value Level 1) (Details)	Mar. 31, 2011 USD ( $)		Mar. 31, 2011 JPY ( ¥)		Mar. 31, 2010 JPY ( ¥)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Equities [Member] Level 1 [Member] JPY ( ¥)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Equities [Member] Level 1 [Member] USD ( $)		Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Equities [Member] Level 1 [Member] JPY ( ¥)		Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Private Equity [Member] Level 1 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Japanese Government Securities [Member] Level 1 [Member] USD ( $)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Japanese Government Securities [Member] Level 1 [Member] JPY ( ¥)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Japanese Government Securities [Member] Level 1 [Member] JPY ( ¥)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Japanese Agency and Municipal Securities [Member] Level 1 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Foreign Government, Agency and Municipal Securities [Member] Level 1 [Member] USD ( $)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Foreign Government, Agency and Municipal Securities [Member] Level 1 [Member] JPY ( ¥)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Foreign Government, Agency and Municipal Securities [Member] Level 1 [Member] JPY ( ¥)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Bank and Corporate Debt Securities [Member] Level 1 [Member] JPY ( ¥)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Residential Mortgage-Backed Securities (RMBS) [Member] Level 1 [Member] JPY ( ¥)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Collateralized Debt Obligation (CDO) [Member] Level 1 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Investment Trust Funds And Other [Member] Level 1 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Investment Trust Funds And Other [Member] Level 1 [Member] USD ( $)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Investment Trust Funds And Other [Member] Level 1 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Equity Contracts [Member] Level 1 [Member] USD ( $)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Equity Contracts [Member] Level 1 [Member] JPY ( ¥)		Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Equity Contracts [Member] Level 1 [Member] JPY ( ¥)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Interest Rate Contracts [Member] Level 1 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Interest Rate Contracts [Member] Level 1 [Member] USD ( $)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Interest Rate Contracts [Member] Level 1 [Member] JPY ( ¥)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Credit Contracts [Member] Level 1 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Foreign Exchange Contracts [Member] Level 1 [Member] USD ( $)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Commodity Contracts [Member] Level 1 [Member] USD ( $)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Commodity Contracts [Member] Level 1 [Member] JPY ( ¥)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Commodity Contracts [Member] Level 1 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Level 1 [Member] USD ( $)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Level 1 [Member] JPY ( ¥)		Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Level 1 [Member] JPY ( ¥)		Mar. 31, 2011 Trading Liabilities [Member] Equities [Member] Level 1 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Liabilities [Member] Equities [Member] Level 1 [Member] USD ( $)	Mar. 31, 2010 Trading Liabilities [Member] Equities [Member] Level 1 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Liabilities [Member] Japanese Government Securities [Member] Level 1 [Member] USD ( $)	Mar. 31, 2011 Trading Liabilities [Member] Japanese Government Securities [Member] Level 1 [Member] JPY ( ¥)	Mar. 31, 2010 Trading Liabilities [Member] Japanese Government Securities [Member] Level 1 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Liabilities [Member] Foreign Government, Agency and Municipal Securities [Member] Level 1 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Liabilities [Member] Foreign Government, Agency and Municipal Securities [Member] Level 1 [Member] USD ( $)	Mar. 31, 2010 Trading Liabilities [Member] Foreign Government, Agency and Municipal Securities [Member] Level 1 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Liabilities [Member] Investment Trust Funds And Other [Member] Level 1 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Liabilities [Member] Investment Trust Funds And Other [Member] Level 1 [Member] USD ( $)	Mar. 31, 2011 Trading Liabilities [Member] Equity Contracts [Member] Level 1 [Member] JPY ( ¥)		Mar. 31, 2011 Trading Liabilities [Member] Equity Contracts [Member] Level 1 [Member] USD ( $)		Mar. 31, 2010 Trading Liabilities [Member] Equity Contracts [Member] Level 1 [Member] JPY ( ¥)		Mar. 31, 2011 Trading Liabilities [Member] Interest Rate Contracts [Member] Level 1 [Member] USD ( $)	Mar. 31, 2011 Trading Liabilities [Member] Interest Rate Contracts [Member] Level 1 [Member] JPY ( ¥)	Mar. 31, 2010 Trading Liabilities [Member] Interest Rate Contracts [Member] Level 1 [Member] JPY ( ¥)	Mar. 31, 2010 Trading Liabilities [Member] Credit Contracts [Member] Level 1 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Liabilities [Member] Foreign Exchange Contracts [Member] Level 1 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Liabilities [Member] Commodity Contracts [Member] Level 1 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Liabilities [Member] Commodity Contracts [Member] Level 1 [Member] USD ( $)	Mar. 31, 2010 Trading Liabilities [Member] Commodity Contracts [Member] Level 1 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Liabilities [Member] Level 1 [Member] USD ( $)		Mar. 31, 2011 Trading Liabilities [Member] Level 1 [Member] JPY ( ¥)		Mar. 31, 2010 Trading Liabilities [Member] Level 1 [Member] JPY ( ¥)		Mar. 31, 2011 Level 1 [Member] USD ( $)	Mar. 31, 2011 Level 1 [Member] JPY ( ¥)	Mar. 31, 2010 Level 1 [Member] JPY ( ¥)
Total cash instruments							¥ 951,000,000,000	[1],[2]	$ 11,500,000,000	[1],[2]	¥ 830,000,000,000	[1],[2]	¥ 1,000,000,000	$ 32,180,000,000	¥ 2,663,000,000,000	¥ 2,650,000,000,000	¥ 104,000,000,000	$ 40,870,000,000	¥ 3,382,000,000,000	¥ 3,075,000,000,000	¥ 165,000,000,000	¥ 0	¥ 1,000,000,000	¥ 85,000,000,000	$ 1,030,000,000	¥ 29,000,000,000															$ 85,580,000,000	[2]	¥ 7,081,000,000,000	[2]	¥ 6,855,000,000,000
Total derivatives	204,420,000,000		16,919,000,000,000		16,386,000,000,000																						7,890,000,000	[3]	653,000,000,000	[3]	851,000,000,000	[3]	16,000,000,000	190,000,000	3,000,000,000	0	0	350,000,000	29,000,000,000	6,000,000,000	8,430,000,000	[3]	698,000,000,000	[3]	860,000,000,000	[3]
Sub Total																																									94,010,000,000		7,779,000,000,000		7,715,000,000,000
Loans and receivables																																													8,000,000,000	[4]
Collateralized agreements	183,136,000,000		15,156,318,000,000		12,467,213,000,000
Other assets																																									7,660,000,000		634,000,000,000		383,000,000,000
Total																																											8,413,000,000,000																																			101,670,000,000		8,106,000,000,000
Fair Value Disclosure Cash And Cash Equivalents																																															1,444,000,000,000	17,450,000,000	1,366,000,000,000	19,190,000,000	1,588,000,000,000	1,616,000,000,000	3,018,000,000,000	36,460,000,000	2,334,000,000,000	64,000,000,000	770,000,000															73,870,000,000				5,316,000,000,000			6,114,000,000,000
Total derivatives	203,720,000,000	[5]	16,860,000,000,000	[5]	16,132,000,000,000	[5]																																																				723,000,000,000	[3]	8,740,000,000	[3]	941,000,000,000	[3]	180,000,000	15,000,000,000	3,000,000,000	0	0	19,000,000,000	230,000,000	5,000,000,000	9,150,000,000	[3]	757,000,000,000	[3]	949,000,000,000	[3]
Sub Total																																																																								83,020,000,000		6,871,000,000,000		6,265,000,000,000
Collateralized financing	165,375,000,000		13,686,438,000,000		11,216,481,000,000
Long-term borrowings	98,830,000,000		8,179,000,000,000		6,984,000,000,000																																																																			1,520,000,000	[6],[7],[8]	126,000,000,000	[6],[7],[8]	91,000,000,000	[6],[7],[8]
Other liabilities																																																																								530,000,000		44,000,000,000		3,000,000,000
Total																																																																										¥ 7,041,000,000,000				$ 85,070,000,000		¥ 6,359,000,000,000

[1]	Includes equity investments that would have been accounted for under the equity method had Nomura not chosen to elect the fair value option.
[2]	Includes investments in certain funds measured at fair value on the basis of NAV per share as a practical expedient.
[3]	Each derivative classification includes derivatives referencing multiple risk components. For example, interest rates contracts include complex derivatives referencing interest rate risk as well as foreign exchange risk or other factors such as prepayment speeds. Credit contracts include credit default swaps as well as derivatives referencing corporate and government bonds. Derivatives previously classified under "Other contracts" have been reclassified based on the above methodology. Previously reported amounts have been reclassified to conform to the current period presentation.
[4]	Includes loans elected for the fair value option.
[5]	Includes the amount of embedded derivatives bifurcated in accordance with ASC 815.
[6]	Includes embedded derivatives bifurcated from issued structured notes. If unrealized gains are greater than unrealized losses, borrowings are reduced by the excess amount.
[7]	Includes liabilities recognized from secured financing transactions that are accounted for as financings rather than sales. Nomura elected the fair value option for these liabilities.
[8]	Includes structured notes elected for the fair value option.

Fair Value of Financial Instruments (Fair Value of Financial Assets and Financial Liabilities Measured on Recurring Basis, Fair Value Level 2) (Details)	Mar. 31, 2011 USD ( $)		Mar. 31, 2011 JPY ( ¥)		Mar. 31, 2010 JPY ( ¥)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Equities [Member] Level 2 [Member] JPY ( ¥)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Equities [Member] Level 2 [Member] USD ( $)		Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Equities [Member] Level 2 [Member] JPY ( ¥)		Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Private Equity [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Japanese Agency and Municipal Securities [Member] Level 2 [Member] USD ( $)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Japanese Agency and Municipal Securities [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Japanese Agency and Municipal Securities [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Foreign Government, Agency and Municipal Securities [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Foreign Government, Agency and Municipal Securities [Member] Level 2 [Member] USD ( $)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Foreign Government, Agency and Municipal Securities [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Bank and Corporate Debt Securities [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Bank and Corporate Debt Securities [Member] Level 2 [Member] USD ( $)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Bank and Corporate Debt Securities [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Commercial Mortgage-Backed Securities ("CMBS") [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Commercial Mortgage-Backed Securities ("CMBS") [Member] Level 2 [Member] USD ( $)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Commercial Mortgage-Backed Securities ("CMBS") [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Residential Mortgage-Backed Securities (RMBS) [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Residential Mortgage-Backed Securities (RMBS) [Member] Level 2 [Member] USD ( $)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Residential Mortgage-Backed Securities (RMBS) [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Mortgage and Other Mortgage-Backed Securities [Member] Level 2 [Member] USD ( $)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Mortgage and Other Mortgage-Backed Securities [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Mortgage and Other Mortgage-Backed Securities [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Collateralized Debt Obligation (CDO) [Member] Level 2 [Member] USD ( $)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Collateralized Debt Obligation (CDO) [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Collateralized Debt Obligation (CDO) [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Investment Trust Funds And Other [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Investment Trust Funds And Other [Member] Level 2 [Member] USD ( $)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Investment Trust Funds And Other [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Equity Contracts [Member] Level 2 [Member] JPY ( ¥)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Equity Contracts [Member] Level 2 [Member] USD ( $)		Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Equity Contracts [Member] Level 2 [Member] JPY ( ¥)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Interest Rate Contracts [Member] Level 2 [Member] USD ( $)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Interest Rate Contracts [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Interest Rate Contracts [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Credit Contracts [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Credit Contracts [Member] Level 2 [Member] USD ( $)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Credit Contracts [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Foreign Exchange Contracts [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Foreign Exchange Contracts [Member] Level 2 [Member] USD ( $)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Foreign Exchange Contracts [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Commodity Contracts [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Commodity Contracts [Member] Level 2 [Member] USD ( $)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Commodity Contracts [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Level 2 [Member] USD ( $)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Level 2 [Member] JPY ( ¥)		Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Level 2 [Member] JPY ( ¥)		Mar. 31, 2011 Trading Liabilities [Member] Equities [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Liabilities [Member] Equities [Member] Level 2 [Member] USD ( $)	Mar. 31, 2010 Trading Liabilities [Member] Equities [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Liabilities [Member] Japanese Agency and Municipal Securities [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Liabilities [Member] Japanese Agency and Municipal Securities [Member] Level 2 [Member] USD ( $)	Mar. 31, 2011 Trading Liabilities [Member] Foreign Government, Agency and Municipal Securities [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Liabilities [Member] Foreign Government, Agency and Municipal Securities [Member] Level 2 [Member] USD ( $)	Mar. 31, 2010 Trading Liabilities [Member] Foreign Government, Agency and Municipal Securities [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Liabilities [Member] Bank and Corporate Debt Securities [Member] Level 2 [Member] USD ( $)	Mar. 31, 2011 Trading Liabilities [Member] Bank and Corporate Debt Securities [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2010 Trading Liabilities [Member] Bank and Corporate Debt Securities [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Liabilities [Member] Commercial Mortgage-Backed Securities ("CMBS") [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Liabilities [Member] Commercial Mortgage-Backed Securities ("CMBS") [Member] Level 2 [Member] USD ( $)	Mar. 31, 2011 Trading Liabilities [Member] Residential Mortgage-Backed Securities (RMBS) [Member] Level 2 [Member] USD ( $)	Mar. 31, 2010 Trading Liabilities [Member] Residential Mortgage-Backed Securities (RMBS) [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Liabilities [Member] Collateralized Debt Obligation (CDO) [Member] Level 2 [Member] USD ( $)	Mar. 31, 2011 Trading Liabilities [Member] Equity Contracts [Member] Level 2 [Member] JPY ( ¥)		Mar. 31, 2011 Trading Liabilities [Member] Equity Contracts [Member] Level 2 [Member] USD ( $)		Mar. 31, 2010 Trading Liabilities [Member] Equity Contracts [Member] Level 2 [Member] JPY ( ¥)		Mar. 31, 2011 Trading Liabilities [Member] Interest Rate Contracts [Member] Level 2 [Member] USD ( $)	Mar. 31, 2011 Trading Liabilities [Member] Interest Rate Contracts [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2010 Trading Liabilities [Member] Interest Rate Contracts [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Liabilities [Member] Credit Contracts [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Liabilities [Member] Credit Contracts [Member] Level 2 [Member] USD ( $)	Mar. 31, 2010 Trading Liabilities [Member] Credit Contracts [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Liabilities [Member] Foreign Exchange Contracts [Member] Level 2 [Member] USD ( $)	Mar. 31, 2011 Trading Liabilities [Member] Foreign Exchange Contracts [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2010 Trading Liabilities [Member] Foreign Exchange Contracts [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Liabilities [Member] Commodity Contracts [Member] Level 2 [Member] USD ( $)	Mar. 31, 2011 Trading Liabilities [Member] Commodity Contracts [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2010 Trading Liabilities [Member] Commodity Contracts [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Liabilities [Member] Level 2 [Member] JPY ( ¥)		Mar. 31, 2011 Trading Liabilities [Member] Level 2 [Member] USD ( $)		Mar. 31, 2010 Trading Liabilities [Member] Level 2 [Member] JPY ( ¥)		Mar. 31, 2011 Level 2 [Member] JPY ( ¥)	Mar. 31, 2011 Level 2 [Member] USD ( $)	Mar. 31, 2010 Level 2 [Member] JPY ( ¥)
Total cash instruments							¥ 1,230,000,000,000	[1],[2]	$ 14,870,000,000	[1],[2]	¥ 1,068,000,000,000	[1],[2]	¥ 0	$ 1,920,000,000	¥ 159,000,000,000	¥ 2,000,000,000	¥ 789,000,000,000	$ 9,530,000,000	¥ 1,040,000,000,000	¥ 1,568,000,000,000	$ 18,940,000,000	¥ 1,599,000,000,000	¥ 171,000,000,000	$ 2,060,000,000	¥ 110,000,000,000	¥ 1,963,000,000,000	$ 23,720,000,000	¥ 1,015,000,000,000	$ 20,000,000	¥ 2,000,000,000	¥ 47,000,000,000	$ 870,000,000	¥ 72,000,000,000	¥ 32,000,000,000	¥ 29,000,000,000	$ 350,000,000	¥ 53,000,000,000																			$ 72,280,000,000	[2]	¥ 5,983,000,000,000	[2]	¥ 4,966,000,000,000
Total derivatives	204,420,000,000		16,919,000,000,000		16,386,000,000,000																																	721,000,000,000	[3]	8,710,000,000	[3]	650,000,000,000	[3]	141,980,000,000	11,750,000,000,000	11,849,000,000,000	1,863,000,000,000	22,510,000,000	1,751,000,000,000	1,266,000,000,000	15,300,000,000	701,000,000,000	64,000,000,000	770,000,000	24,000,000,000	189,270,000,000	[3]	15,664,000,000,000	[3]	14,975,000,000,000	[3]
Sub Total																																																								261,550,000,000		21,647,000,000,000		19,941,000,000,000
Loans and receivables																																																								6,560,000,000	[4]	543,000,000,000	[4]	674,000,000,000	[4]
Collateralized agreements	183,136,000,000		15,156,318,000,000		12,467,213,000,000																																																			10,920,000,000	[5]	904,000,000,000	[5]
Other assets																																																								960,000,000		79,000,000,000		26,000,000,000
Total																																																										23,173,000,000,000																																													279,990,000,000	20,641,000,000,000
Fair Value Disclosure Cash And Cash Equivalents																																																														91,000,000,000	1,100,000,000	196,000,000,000	2,000,000,000	20,000,000	509,000,000,000	6,160,000,000	426,000,000,000	3,820,000,000	316,000,000,000	257,000,000,000	1,000,000,000	10,000,000	0	2,000,000,000	0																					11,110,000,000		881,000,000,000		919,000,000,000
Total derivatives	203,720,000,000	[6]	16,860,000,000,000	[6]	16,132,000,000,000	[6]																																																																								784,000,000,000	[3]	9,470,000,000	[3]	790,000,000,000	[3]	143,320,000,000	11,861,000,000,000	11,742,000,000,000	1,835,000,000,000	22,170,000,000	1,660,000,000,000	16,200,000,000	1,341,000,000,000	765,000,000,000	990,000,000	82,000,000,000	25,000,000,000	15,903,000,000,000	[3]	192,150,000,000	[3]	14,982,000,000,000	[3]
Sub Total																																																																																																16,822,000,000,000		203,260,000,000		15,863,000,000,000
Short-term borrowings																																																																																																182,000,000,000	[7]	2,210,000,000	[7]	101,000,000,000	[7]
Payables and deposits																																																																																																0	[8]	0	[8]	0	[8]
Collateralized financing	165,375,000,000		13,686,438,000,000		11,216,481,000,000																																																																																											332,000,000,000	[5]	4,010,000,000	[5]
Long-term borrowings	98,830,000,000		8,179,000,000,000		6,984,000,000,000																																																																																											1,663,000,000,000	[10],[7],[9]	20,090,000,000	[10],[7],[9]	1,521,000,000,000	[10],[7],[9]
Other liabilities																																																																																																				3,000,000,000
Total																																																																																																¥ 18,999,000,000,000							$ 229,570,000,000	¥ 17,488,000,000,000

[1]	Includes equity investments that would have been accounted for under the equity method had Nomura not chosen to elect the fair value option.
[2]	Includes investments in certain funds measured at fair value on the basis of NAV per share as a practical expedient.
[3]	Each derivative classification includes derivatives referencing multiple risk components. For example, interest rates contracts include complex derivatives referencing interest rate risk as well as foreign exchange risk or other factors such as prepayment speeds. Credit contracts include credit default swaps as well as derivatives referencing corporate and government bonds. Derivatives previously classified under "Other contracts" have been reclassified based on the above methodology. Previously reported amounts have been reclassified to conform to the current period presentation.
[4]	Includes loans elected for the fair value option.
[5]	Includes collateralized agreements or collateralized financing elected for the fair value option.
[6]	Includes the amount of embedded derivatives bifurcated in accordance with ASC 815.
[7]	Includes structured notes elected for the fair value option.
[8]	Includes embedded derivatives bifurcated from deposits received at banks. If unrealized gains are greater than unrealized losses, deposits are reduced by the excess amount.
[9]	Includes embedded derivatives bifurcated from issued structured notes. If unrealized gains are greater than unrealized losses, borrowings are reduced by the excess amount.
[10]	Includes liabilities recognized from secured financing transactions that are accounted for as financings rather than sales. Nomura elected the fair value option for these liabilities.

Fair Value of Financial Instruments (Fair Value of Financial Assets and Financial Liabilities Measured on Recurring Basis, Fair Value Level 3) (Details)	Mar. 31, 2011 USD ( $)		Mar. 31, 2011 JPY ( ¥)		Mar. 31, 2010 JPY ( ¥)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Equities [Member] Level 3 [Member] USD ( $)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Equities [Member] Level 3 [Member] JPY ( ¥)		Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Equities [Member] Level 3 [Member] JPY ( ¥)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Private Equity [Member] Level 3 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Private Equity [Member] Level 3 [Member] USD ( $)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Private Equity [Member] Level 3 [Member] JPY ( ¥)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Japanese Agency and Municipal Securities [Member] Level 3 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Foreign Government, Agency and Municipal Securities [Member] Level 3 [Member] USD ( $)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Foreign Government, Agency and Municipal Securities [Member] Level 3 [Member] JPY ( ¥)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Foreign Government, Agency and Municipal Securities [Member] Level 3 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Bank and Corporate Debt Securities [Member] Level 3 [Member] USD ( $)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Bank and Corporate Debt Securities [Member] Level 3 [Member] JPY ( ¥)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Bank and Corporate Debt Securities [Member] Level 3 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Commercial Mortgage-Backed Securities ("CMBS") [Member] Level 3 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Commercial Mortgage-Backed Securities ("CMBS") [Member] Level 3 [Member] USD ( $)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Commercial Mortgage-Backed Securities ("CMBS") [Member] Level 3 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Residential Mortgage-Backed Securities (RMBS) [Member] Level 3 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Residential Mortgage-Backed Securities (RMBS) [Member] Level 3 [Member] USD ( $)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Residential Mortgage-Backed Securities (RMBS) [Member] Level 3 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Mortgage and Other Mortgage-Backed Securities [Member] Level 3 [Member] USD ( $)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Mortgage and Other Mortgage-Backed Securities [Member] Level 3 [Member] JPY ( ¥)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Mortgage and Other Mortgage-Backed Securities [Member] Level 3 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Collateralized Debt Obligation (CDO) [Member] Level 3 [Member] USD ( $)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Collateralized Debt Obligation (CDO) [Member] Level 3 [Member] JPY ( ¥)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Collateralized Debt Obligation (CDO) [Member] Level 3 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Investment Trust Funds And Other [Member] Level 3 [Member] USD ( $)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Investment Trust Funds And Other [Member] Level 3 [Member] JPY ( ¥)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Investment Trust Funds And Other [Member] Level 3 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Equity Contracts [Member] Level 3 [Member] JPY ( ¥)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Equity Contracts [Member] Level 3 [Member] USD ( $)		Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Equity Contracts [Member] Level 3 [Member] JPY ( ¥)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Interest Rate Contracts [Member] Level 3 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Interest Rate Contracts [Member] Level 3 [Member] USD ( $)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Interest Rate Contracts [Member] Level 3 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Credit Contracts [Member] Level 3 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Credit Contracts [Member] Level 3 [Member] USD ( $)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Credit Contracts [Member] Level 3 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Foreign Exchange Contracts [Member] Level 3 [Member] USD ( $)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Foreign Exchange Contracts [Member] Level 3 [Member] JPY ( ¥)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Foreign Exchange Contracts [Member] Level 3 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Commodity Contracts [Member] Level 3 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Commodity Contracts [Member] Level 3 [Member] USD ( $)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Commodity Contracts [Member] Level 3 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Level 3 [Member] JPY ( ¥)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Level 3 [Member] USD ( $)		Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Level 3 [Member] JPY ( ¥)		Mar. 31, 2010 Trading Liabilities [Member] Equities [Member] Level 3 [Member] JPY ( ¥)	Mar. 31, 2010 Trading Liabilities [Member] Bank and Corporate Debt Securities [Member] Level 3 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Liabilities [Member] Equity Contracts [Member] Level 3 [Member] USD ( $)		Mar. 31, 2011 Trading Liabilities [Member] Equity Contracts [Member] Level 3 [Member] JPY ( ¥)		Mar. 31, 2010 Trading Liabilities [Member] Equity Contracts [Member] Level 3 [Member] JPY ( ¥)		Mar. 31, 2011 Trading Liabilities [Member] Interest Rate Contracts [Member] Level 3 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Liabilities [Member] Interest Rate Contracts [Member] Level 3 [Member] USD ( $)	Mar. 31, 2010 Trading Liabilities [Member] Interest Rate Contracts [Member] Level 3 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Liabilities [Member] Credit Contracts [Member] Level 3 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Liabilities [Member] Credit Contracts [Member] Level 3 [Member] USD ( $)	Mar. 31, 2010 Trading Liabilities [Member] Credit Contracts [Member] Level 3 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Liabilities [Member] Foreign Exchange Contracts [Member] Level 3 [Member] USD ( $)	Mar. 31, 2011 Trading Liabilities [Member] Foreign Exchange Contracts [Member] Level 3 [Member] JPY ( ¥)	Mar. 31, 2010 Trading Liabilities [Member] Foreign Exchange Contracts [Member] Level 3 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Liabilities [Member] Commodity Contracts [Member] Level 3 [Member] USD ( $)	Mar. 31, 2011 Trading Liabilities [Member] Commodity Contracts [Member] Level 3 [Member] JPY ( ¥)	Mar. 31, 2010 Trading Liabilities [Member] Commodity Contracts [Member] Level 3 [Member] JPY ( ¥)	Mar. 31, 2011 Trading Liabilities [Member] Level 3 [Member] JPY ( ¥)		Mar. 31, 2011 Trading Liabilities [Member] Level 3 [Member] USD ( $)		Mar. 31, 2010 Trading Liabilities [Member] Level 3 [Member] JPY ( ¥)		Mar. 31, 2011 Level 3 [Member] USD ( $)	Mar. 31, 2010 Level 3 [Member] JPY ( ¥)
Total cash instruments							$ 1,460,000,000	[1],[2]	¥ 121,000,000,000	[1],[2]	¥ 164,000,000,000	[1],[2]	¥ 289,000,000,000	$ 3,500,000,000	¥ 325,000,000,000	¥ 0	$ 280,000,000	¥ 23,000,000,000	¥ 22,000,000,000	$ 610,000,000	¥ 51,000,000,000	¥ 131,000,000,000	¥ 28,000,000,000	$ 340,000,000	¥ 27,000,000,000	¥ 3,000,000,000	$ 40,000,000	¥ 4,000,000,000	$ 1,550,000,000	¥ 128,000,000,000	¥ 117,000,000,000	$ 410,000,000	¥ 34,000,000,000	¥ 43,000,000,000	$ 120,000,000	¥ 10,000,000,000	¥ 10,000,000,000																			¥ 687,000,000,000	[2]	$ 8,310,000,000	[2]	¥ 843,000,000,000
Total derivatives	204,420,000,000		16,919,000,000,000		16,386,000,000,000																																	98,000,000,000	[3]	1,180,000,000	[3]	61,000,000,000	[3]	203,000,000,000	2,450,000,000	172,000,000,000	203,000,000,000	2,450,000,000	302,000,000,000	590,000,000	49,000,000,000	14,000,000,000	4,000,000,000	50,000,000	2,000,000,000	557,000,000,000	[3]	6,720,000,000	[3]	551,000,000,000	[3]
Sub Total																																																								1,244,000,000,000		15,030,000,000		1,394,000,000,000
Loans and receivables																																																								11,000,000,000	[4]	140,000,000	[4]	10,000,000,000	[4]
Collateralized agreements	183,136,000,000		15,156,318,000,000		12,467,213,000,000
Other assets																																																								25,000,000,000		300,000,000		38,000,000,000
Total																																																								1,280,000,000,000																																15,470,000,000	1,442,000,000,000
Fair Value Disclosure Cash And Cash Equivalents																																																														0	0																							0
Total derivatives	203,720,000,000	[5]	16,860,000,000,000	[5]	16,132,000,000,000	[5]																																																										850,000,000	[3]	70,000,000,000	[3]	29,000,000,000	[3]	192,000,000,000	2,320,000,000	163,000,000,000	258,000,000,000	3,120,000,000	360,000,000,000	570,000,000	47,000,000,000	16,000,000,000	70,000,000	6,000,000,000	2,000,000,000	573,000,000,000	[3]	6,930,000,000	[3]	570,000,000,000	[3]
Sub Total																																																																																		573,000,000,000		6,930,000,000		570,000,000,000
Short-term borrowings																																																																																		1,000,000,000	[6]	10,000,000	[6]	9,000,000,000	[6]
Payables and deposits																																																																																		1,000,000,000	[7]	10,000,000	[7]	0	[7]
Collateralized financing	165,375,000,000		13,686,438,000,000		11,216,481,000,000
Long-term borrowings	98,830,000,000		8,179,000,000,000		6,984,000,000,000																																																																													144,000,000,000	[6],[8],[9]	1,740,000,000	[6],[8],[9]	(127,000,000,000)	[6],[8],[9]
Total																																																																																		¥ 719,000,000,000						$ 8,690,000,000	¥ 452,000,000,000

[1]	Includes equity investments that would have been accounted for under the equity method had Nomura not chosen to elect the fair value option.
[2]	Includes investments in certain funds measured at fair value on the basis of NAV per share as a practical expedient.
[3]	Each derivative classification includes derivatives referencing multiple risk components. For example, interest rates contracts include complex derivatives referencing interest rate risk as well as foreign exchange risk or other factors such as prepayment speeds. Credit contracts include credit default swaps as well as derivatives referencing corporate and government bonds. Derivatives previously classified under "Other contracts" have been reclassified based on the above methodology. Previously reported amounts have been reclassified to conform to the current period presentation.
[4]	Includes loans elected for the fair value option.
[5]	Includes the amount of embedded derivatives bifurcated in accordance with ASC 815.
[6]	Includes structured notes elected for the fair value option.
[7]	Includes embedded derivatives bifurcated from deposits received at banks. If unrealized gains are greater than unrealized losses, deposits are reduced by the excess amount.
[8]	Includes embedded derivatives bifurcated from issued structured notes. If unrealized gains are greater than unrealized losses, borrowings are reduced by the excess amount.
[9]	Includes liabilities recognized from secured financing transactions that are accounted for as financings rather than sales. Nomura elected the fair value option for these liabilities.

Fair Value of Financial Instruments (Fair Value of Financial Assets and Financial Liabilities Measured on Recurring Basis,Counterparty and Cash Collateral Netting) (Details)	Mar. 31, 2011 USD ( $)		Mar. 31, 2011 JPY ( ¥)		Mar. 31, 2010 JPY ( ¥)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Equities [Member] After Counterparty and Cash Collateral Netting [Member] USD ( $)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Equities [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)		Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Equities [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Private Equity [Member] After Counterparty and Cash Collateral Netting [Member] USD ( $)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Private Equity [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Private Equity [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Japanese Government Securities [Member] After Counterparty and Cash Collateral Netting [Member] USD ( $)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Japanese Government Securities [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Japanese Government Securities [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Japanese Agency and Municipal Securities [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Japanese Agency and Municipal Securities [Member] After Counterparty and Cash Collateral Netting [Member] USD ( $)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Japanese Agency and Municipal Securities [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Foreign Government, Agency and Municipal Securities [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Foreign Government, Agency and Municipal Securities [Member] After Counterparty and Cash Collateral Netting [Member] USD ( $)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Foreign Government, Agency and Municipal Securities [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Bank and Corporate Debt Securities [Member] After Counterparty and Cash Collateral Netting [Member] USD ( $)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Bank and Corporate Debt Securities [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Bank and Corporate Debt Securities [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Commercial Mortgage-Backed Securities ("CMBS") [Member] After Counterparty and Cash Collateral Netting [Member] USD ( $)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Commercial Mortgage-Backed Securities ("CMBS") [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Commercial Mortgage-Backed Securities ("CMBS") [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Residential Mortgage-Backed Securities (RMBS) [Member] After Counterparty and Cash Collateral Netting [Member] USD ( $)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Residential Mortgage-Backed Securities (RMBS) [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Residential Mortgage-Backed Securities (RMBS) [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Mortgage and Other Mortgage-Backed Securities [Member] After Counterparty and Cash Collateral Netting [Member] USD ( $)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Mortgage and Other Mortgage-Backed Securities [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Mortgage and Other Mortgage-Backed Securities [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Collateralized Debt Obligation (CDO) [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Collateralized Debt Obligation (CDO) [Member] After Counterparty and Cash Collateral Netting [Member] USD ( $)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Collateralized Debt Obligation (CDO) [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Investment Trust Funds And Other [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Investment Trust Funds And Other [Member] After Counterparty and Cash Collateral Netting [Member] USD ( $)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Investment Trust Funds And Other [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Equity Contracts [Member] After Counterparty and Cash Collateral Netting [Member] USD ( $)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Equity Contracts [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)		Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Equity Contracts [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Interest Rate Contracts [Member] After Counterparty and Cash Collateral Netting [Member] USD ( $)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Interest Rate Contracts [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Interest Rate Contracts [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Credit Contracts [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Credit Contracts [Member] After Counterparty and Cash Collateral Netting [Member] USD ( $)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Credit Contracts [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Foreign Exchange Contracts [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Foreign Exchange Contracts [Member] After Counterparty and Cash Collateral Netting [Member] USD ( $)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Foreign Exchange Contracts [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Commodity Contracts [Member] After Counterparty and Cash Collateral Netting [Member] USD ( $)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Commodity Contracts [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Commodity Contracts [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Netting [Member] Counterparty and Cash Collateral Netting [Member] USD ( $)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Netting [Member] Counterparty and Cash Collateral Netting [Member] JPY ( ¥)		Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Netting [Member] Counterparty and Cash Collateral Netting [Member] JPY ( ¥)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Netting [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Netting [Member] After Counterparty and Cash Collateral Netting [Member] USD ( $)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Netting [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Counterparty and Cash Collateral Netting [Member] USD ( $)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Counterparty and Cash Collateral Netting [Member] JPY ( ¥)		Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Counterparty and Cash Collateral Netting [Member] JPY ( ¥)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] After Counterparty and Cash Collateral Netting [Member] USD ( $)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)		Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)		Mar. 31, 2011 Trading Liabilities [Member] Equities [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)	Mar. 31, 2011 Trading Liabilities [Member] Equities [Member] After Counterparty and Cash Collateral Netting [Member] USD ( $)	Mar. 31, 2010 Trading Liabilities [Member] Equities [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)	Mar. 31, 2011 Trading Liabilities [Member] Japanese Government Securities [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)	Mar. 31, 2011 Trading Liabilities [Member] Japanese Government Securities [Member] After Counterparty and Cash Collateral Netting [Member] USD ( $)	Mar. 31, 2010 Trading Liabilities [Member] Japanese Government Securities [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)	Mar. 31, 2011 Trading Liabilities [Member] Japanese Agency and Municipal Securities [Member] After Counterparty and Cash Collateral Netting [Member] USD ( $)	Mar. 31, 2011 Trading Liabilities [Member] Japanese Agency and Municipal Securities [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)	Mar. 31, 2011 Trading Liabilities [Member] Foreign Government, Agency and Municipal Securities [Member] After Counterparty and Cash Collateral Netting [Member] USD ( $)	Mar. 31, 2011 Trading Liabilities [Member] Foreign Government, Agency and Municipal Securities [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)	Mar. 31, 2010 Trading Liabilities [Member] Foreign Government, Agency and Municipal Securities [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)	Mar. 31, 2011 Trading Liabilities [Member] Bank and Corporate Debt Securities [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)	Mar. 31, 2011 Trading Liabilities [Member] Bank and Corporate Debt Securities [Member] After Counterparty and Cash Collateral Netting [Member] USD ( $)	Mar. 31, 2010 Trading Liabilities [Member] Bank and Corporate Debt Securities [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)	Mar. 31, 2011 Trading Liabilities [Member] Commercial Mortgage-Backed Securities ("CMBS") [Member] After Counterparty and Cash Collateral Netting [Member] USD ( $)	Mar. 31, 2011 Trading Liabilities [Member] Commercial Mortgage-Backed Securities ("CMBS") [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)	Mar. 31, 2011 Trading Liabilities [Member] Residential Mortgage-Backed Securities (RMBS) [Member] After Counterparty and Cash Collateral Netting [Member] USD ( $)	Mar. 31, 2010 Trading Liabilities [Member] Residential Mortgage-Backed Securities (RMBS) [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)	Mar. 31, 2011 Trading Liabilities [Member] Collateralized Debt Obligation (CDO) [Member] After Counterparty and Cash Collateral Netting [Member] USD ( $)	Mar. 31, 2011 Trading Liabilities [Member] Investment Trust Funds And Other [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)	Mar. 31, 2011 Trading Liabilities [Member] Investment Trust Funds And Other [Member] After Counterparty and Cash Collateral Netting [Member] USD ( $)	Mar. 31, 2011 Trading Liabilities [Member] Equity Contracts [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)		Mar. 31, 2011 Trading Liabilities [Member] Equity Contracts [Member] After Counterparty and Cash Collateral Netting [Member] USD ( $)		Mar. 31, 2010 Trading Liabilities [Member] Equity Contracts [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)		Mar. 31, 2011 Trading Liabilities [Member] Interest Rate Contracts [Member] After Counterparty and Cash Collateral Netting [Member] USD ( $)	Mar. 31, 2011 Trading Liabilities [Member] Interest Rate Contracts [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)	Mar. 31, 2010 Trading Liabilities [Member] Interest Rate Contracts [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)	Mar. 31, 2011 Trading Liabilities [Member] Credit Contracts [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)	Mar. 31, 2011 Trading Liabilities [Member] Credit Contracts [Member] After Counterparty and Cash Collateral Netting [Member] USD ( $)	Mar. 31, 2010 Trading Liabilities [Member] Credit Contracts [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)	Mar. 31, 2011 Trading Liabilities [Member] Foreign Exchange Contracts [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)	Mar. 31, 2011 Trading Liabilities [Member] Foreign Exchange Contracts [Member] After Counterparty and Cash Collateral Netting [Member] USD ( $)	Mar. 31, 2010 Trading Liabilities [Member] Foreign Exchange Contracts [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)	Mar. 31, 2011 Trading Liabilities [Member] Commodity Contracts [Member] After Counterparty and Cash Collateral Netting [Member] USD ( $)	Mar. 31, 2011 Trading Liabilities [Member] Commodity Contracts [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)	Mar. 31, 2010 Trading Liabilities [Member] Commodity Contracts [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)	Mar. 31, 2011 Trading Liabilities [Member] Netting [Member] Counterparty and Cash Collateral Netting [Member] USD ( $)		Mar. 31, 2011 Trading Liabilities [Member] Netting [Member] Counterparty and Cash Collateral Netting [Member] JPY ( ¥)		Mar. 31, 2010 Trading Liabilities [Member] Netting [Member] Counterparty and Cash Collateral Netting [Member] JPY ( ¥)		Mar. 31, 2011 Trading Liabilities [Member] Netting [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)	Mar. 31, 2011 Trading Liabilities [Member] Netting [Member] After Counterparty and Cash Collateral Netting [Member] USD ( $)	Mar. 31, 2010 Trading Liabilities [Member] Netting [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)	Mar. 31, 2011 Trading Liabilities [Member] Counterparty and Cash Collateral Netting [Member] JPY ( ¥)		Mar. 31, 2011 Trading Liabilities [Member] Counterparty and Cash Collateral Netting [Member] USD ( $)		Mar. 31, 2010 Trading Liabilities [Member] Counterparty and Cash Collateral Netting [Member] JPY ( ¥)		Mar. 31, 2011 Trading Liabilities [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)		Mar. 31, 2011 Trading Liabilities [Member] After Counterparty and Cash Collateral Netting [Member] USD ( $)		Mar. 31, 2010 Trading Liabilities [Member] After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)		Mar. 31, 2011 Counterparty and Cash Collateral Netting [Member] USD ( $)		Mar. 31, 2010 Counterparty and Cash Collateral Netting [Member] JPY ( ¥)		Mar. 31, 2011 After Counterparty and Cash Collateral Netting [Member] USD ( $)	Mar. 31, 2011 After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)	Mar. 31, 2010 After Counterparty and Cash Collateral Netting [Member] JPY ( ¥)
Total cash instruments							$ 27,830,000,000	[1],[2]	¥ 2,302,000,000,000	[1],[2]	¥ 2,062,000,000,000	[1],[2]	$ 3,500,000,000	¥ 289,000,000,000	¥ 326,000,000,000	$ 32,180,000,000	¥ 2,663,000,000,000	¥ 2,650,000,000,000	¥ 159,000,000,000	$ 1,920,000,000	¥ 106,000,000,000	¥ 4,194,000,000,000	$ 50,680,000,000	¥ 4,137,000,000,000	$ 19,550,000,000	¥ 1,619,000,000,000	¥ 1,895,000,000,000	$ 2,400,000,000	¥ 199,000,000,000	¥ 137,000,000,000	$ 23,760,000,000	¥ 1,966,000,000,000	¥ 1,019,000,000,000	$ 1,570,000,000	¥ 130,000,000,000	¥ 164,000,000,000	¥ 106,000,000,000	$ 1,280,000,000	¥ 76,000,000,000	¥ 124,000,000,000	$ 1,500,000,000	¥ 92,000,000,000																																		$ 166,170,000,000	[2]	¥ 13,751,000,000,000	[2]	¥ 12,664,000,000,000
Total derivatives	204,420,000,000		16,919,000,000,000		16,386,000,000,000																																						17,780,000,000	[3]	1,472,000,000,000	[3]	1,562,000,000,000	[3]	144,620,000,000	11,969,000,000,000	12,024,000,000,000	2,066,000,000,000	24,960,000,000	2,053,000,000,000	1,315,000,000,000	15,890,000,000	715,000,000,000	1,170,000,000	97,000,000,000	32,000,000,000	(186,420,000,000)	[4]	(15,428,000,000,000)	[4]	(14,350,000,000,000)	[4]	(15,428,000,000,000)	(186,420,000,000)	(14,350,000,000,000)	(186,420,000,000)	[3],[4]	(15,428,000,000,000)	[3],[4]	(14,350,000,000,000)	[3],[4]	18,000,000,000	[3]	1,491,000,000,000	[3]	2,036,000,000,000	[3]
Sub Total																																																																						(186,420,000,000)	[4]	(15,428,000,000,000)	[4]	(14,350,000,000,000)	[4]	184,170,000,000		15,242,000,000,000		14,700,000,000,000
Loans and receivables																																																																												6,700,000,000	[5]	554,000,000,000	[5]	692,000,000,000	[5]
Collateralized agreements	183,136,000,000		15,156,318,000,000		12,467,213,000,000																																																																							10,920,000,000	[6]	904,000,000,000	[6]
Other assets																																																																												8,920,000,000		738,000,000,000		447,000,000,000
Total																																																																								(15,428,000,000,000)	[4]					17,438,000,000,000																																																																(186,420,000,000)	[4]	(14,350,000,000,000)	[4]	210,710,000,000		15,839,000,000,000
Fair Value Disclosure Cash And Cash Equivalents																																																																																		1,535,000,000,000	18,550,000,000	1,562,000,000,000	1,588,000,000,000	19,190,000,000	1,616,000,000,000	20,000,000	2,000,000,000	42,620,000,000	3,527,000,000,000	2,760,000,000,000	316,000,000,000	3,820,000,000	257,000,000,000	10,000,000	1,000,000,000	0	2,000,000,000	0	64,000,000,000	770,000,000																																				84,980,000,000		6,197,000,000,000							7,033,000,000,000
Total derivatives	203,720,000,000	[7]	16,860,000,000,000	[7]	16,132,000,000,000	[7]																																																																																																	1,577,000,000,000	[3]	19,060,000,000	[3]	1,760,000,000,000	[3]	145,820,000,000	12,068,000,000,000	11,908,000,000,000	2,093,000,000,000	25,290,000,000	2,020,000,000,000	1,388,000,000,000	16,770,000,000	781,000,000,000	1,290,000,000	107,000,000,000	32,000,000,000	(188,220,000,000)	[4]	(15,577,000,000,000)	[4]	(14,341,000,000,000)	[4]	(15,577,000,000,000)	(188,220,000,000)	(14,341,000,000,000)	(15,577,000,000,000)	[3],[4]	(188,220,000,000)	[3],[4]	(14,341,000,000,000)	[3],[4]	1,656,000,000,000	[3]	20,010,000,000	[3]	2,160,000,000,000	[3]
Sub Total																																																																																																																																		(15,577,000,000,000)	[4]	(188,220,000,000)	[4]	(14,341,000,000,000)	[4]	8,689,000,000,000		104,990,000,000		8,357,000,000,000
Short-term borrowings																																																																																																																																								183,000,000,000	[8]	2,220,000,000	[8]	110,000,000,000	[8]
Payables and deposits																																																																																																																																								1,000,000,000	[9]	10,000,000	[9]	0	[9]
Collateralized financing	165,375,000,000		13,686,438,000,000		11,216,481,000,000																																																																																																																																			332,000,000,000	[6]	4,010,000,000	[6]
Long-term borrowings	98,830,000,000		8,179,000,000,000		6,984,000,000,000																																																																																																																																			1,933,000,000,000	[10],[11],[8]	23,350,000,000	[10],[11],[8]	1,485,000,000,000	[10],[11],[8]
Other liabilities																																																																																																																																								44,000,000,000		530,000,000		6,000,000,000
Total																																																																																																																																		¥ (15,577,000,000,000)	[4]					¥ 11,182,000,000,000						$ (188,220,000,000)	[4]	¥ (14,341,000,000,000)	[4]	$ 135,110,000,000		¥ 9,958,000,000,000

[1]	Includes equity investments that would have been accounted for under the equity method had Nomura not chosen to elect the fair value option.
[2]	Includes investments in certain funds measured at fair value on the basis of NAV per share as a practical expedient.
[3]	Each derivative classification includes derivatives referencing multiple risk components. For example, interest rates contracts include complex derivatives referencing interest rate risk as well as foreign exchange risk or other factors such as prepayment speeds. Credit contracts include credit default swaps as well as derivatives referencing corporate and government bonds. Derivatives previously classified under "Other contracts" have been reclassified based on the above methodology. Previously reported amounts have been reclassified to conform to the current period presentation.
[4]	Represents the amount offset under counterparty netting of derivative assets and liabilities as well as cash collateral netting against net derivatives.
[5]	Includes loans elected for the fair value option.
[6]	Includes collateralized agreements or collateralized financing elected for the fair value option.
[7]	Includes the amount of embedded derivatives bifurcated in accordance with ASC 815.
[8]	Includes structured notes elected for the fair value option.
[9]	Includes embedded derivatives bifurcated from deposits received at banks. If unrealized gains are greater than unrealized losses, deposits are reduced by the excess amount.
[10]	Includes embedded derivatives bifurcated from issued structured notes. If unrealized gains are greater than unrealized losses, borrowings are reduced by the excess amount.
[11]	Includes liabilities recognized from secured financing transactions that are accounted for as financings rather than sales. Nomura elected the fair value option for these liabilities.

Fair Value of Financial Instruments (Increases and Decreases of Assets and Liabilities Measured at Fair Value on Recurring Basis Unrealized and Realized Gains/Losses Included in Revenue) (Details)
In Billions	12 Months Ended
	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] USD ( $)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] JPY ( ¥)		Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] JPY ( ¥)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Equities [Member] JPY ( ¥)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Equities [Member] USD ( $)		Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Equities [Member] JPY ( ¥)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Private Equity [Member] JPY ( ¥)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Private Equity [Member] USD ( $)		Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Private Equity [Member] JPY ( ¥)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Japanese Agency and Municipal Securities [Member] JPY ( ¥)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Japanese Agency and Municipal Securities [Member] USD ( $)		Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Japanese Agency and Municipal Securities [Member] JPY ( ¥)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Foreign Government, Agency and Municipal Securities [Member] USD ( $)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Foreign Government, Agency and Municipal Securities [Member] JPY ( ¥)		Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Foreign Government, Agency and Municipal Securities [Member] JPY ( ¥)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Bank and Corporate Debt Securities [Member] JPY ( ¥)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Bank and Corporate Debt Securities [Member] USD ( $)		Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Bank and Corporate Debt Securities [Member] JPY ( ¥)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Commercial Mortgage-Backed Securities ("CMBS") [Member] USD ( $)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Commercial Mortgage-Backed Securities ("CMBS") [Member] JPY ( ¥)		Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Commercial Mortgage-Backed Securities ("CMBS") [Member] JPY ( ¥)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Residential Mortgage-Backed Securities (RMBS) [Member] USD ( $)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Residential Mortgage-Backed Securities (RMBS) [Member] JPY ( ¥)		Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Residential Mortgage-Backed Securities (RMBS) [Member] JPY ( ¥)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Mortgage and Other Mortgage-Backed Securities [Member] JPY ( ¥)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Mortgage and Other Mortgage-Backed Securities [Member] USD ( $)		Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Mortgage and Other Mortgage-Backed Securities [Member] JPY ( ¥)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Collateralized Debt Obligation (CDO) [Member] JPY ( ¥)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Collateralized Debt Obligation (CDO) [Member] USD ( $)		Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Collateralized Debt Obligation (CDO) [Member] JPY ( ¥)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Investment Trust Funds And Other [Member] JPY ( ¥)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Investment Trust Funds And Other [Member] USD ( $)		Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Investment Trust Funds And Other [Member] JPY ( ¥)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Total Cash Instruments [Member] JPY ( ¥)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Total Cash Instruments [Member] USD ( $)		Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Total Cash Instruments [Member] JPY ( ¥)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Equity Contracts [Member] USD ( $)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Equity Contracts [Member] JPY ( ¥)		Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Equity Contracts [Member] JPY ( ¥)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Interest Rate Contracts [Member] USD ( $)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Interest Rate Contracts [Member] JPY ( ¥)		Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Interest Rate Contracts [Member] JPY ( ¥)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Credit Contracts [Member] USD ( $)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Credit Contracts [Member] JPY ( ¥)		Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Credit Contracts [Member] JPY ( ¥)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Foreign Exchange Contracts [Member] USD ( $)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Foreign Exchange Contracts [Member] JPY ( ¥)		Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Foreign Exchange Contracts [Member] JPY ( ¥)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Commodity Contracts [Member] JPY ( ¥)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Commodity Contracts [Member] USD ( $)		Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Commodity Contracts [Member] JPY ( ¥)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Total Derivative, Net [Member] JPY ( ¥)		Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Total Derivative, Net [Member] JPY ( ¥)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Derivatives [Member] USD ( $)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Loans and Receivable [Member] USD ( $)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Loans and Receivable [Member] JPY ( ¥)		Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Loans and Receivable [Member] JPY ( ¥)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Sub Total Assets [Member] USD ( $)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Sub Total Assets [Member] JPY ( ¥)		Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Sub Total Assets [Member] JPY ( ¥)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Other Assets [Member] JPY ( ¥)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Other Assets [Member] USD ( $)		Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Other Assets [Member] JPY ( ¥)		Mar. 31, 2011 Trading Liabilities [Member] USD ( $)		Mar. 31, 2011 Trading Liabilities [Member] JPY ( ¥)		Mar. 31, 2010 Trading Liabilities [Member] JPY ( ¥)		Mar. 31, 2011 Trading Liabilities [Member] Equities [Member] JPY ( ¥)		Mar. 31, 2010 Trading Liabilities [Member] Equities [Member] JPY ( ¥)		Mar. 31, 2011 Trading Liabilities [Member] Foreign Government, Agency and Municipal Securities [Member] JPY ( ¥)		Mar. 31, 2011 Trading Liabilities [Member] Bank and Corporate Debt Securities [Member] JPY ( ¥)		Mar. 31, 2010 Trading Liabilities [Member] Bank and Corporate Debt Securities [Member] JPY ( ¥)		Mar. 31, 2011 Trading Liabilities [Member] Short-Term Borrowings [Member] JPY ( ¥)		Mar. 31, 2011 Trading Liabilities [Member] Short-Term Borrowings [Member] USD ( $)		Mar. 31, 2010 Trading Liabilities [Member] Short-Term Borrowings [Member] JPY ( ¥)		Mar. 31, 2011 Trading Liabilities [Member] Payables and Deposits [Member] JPY ( ¥)		Mar. 31, 2011 Trading Liabilities [Member] Payables and Deposits [Member] USD ( $)		Mar. 31, 2010 Trading Liabilities [Member] Payables and Deposits [Member] JPY ( ¥)		Mar. 31, 2011 Trading Liabilities [Member] Long-Term Borrowings [Member] JPY ( ¥)		Mar. 31, 2011 Trading Liabilities [Member] Long-Term Borrowings [Member] USD ( $)		Mar. 31, 2010 Trading Liabilities [Member] Long-Term Borrowings [Member] JPY ( ¥)		Mar. 31, 2011 Trading Liabilities [Member] Sub Total Liabilities [Member] JPY ( ¥)		Mar. 31, 2010 Trading Liabilities [Member] Sub Total Liabilities [Member] JPY ( ¥)
Level 3 assets, beginning balance	$ 10.55		¥ 872		¥ 1,726		¥ 164		$ 1.98		¥ 284		¥ 325		$ 3.93		¥ 322		¥ 0		$ 0		¥ 0		$ 0.27		¥ 22		¥ 34		¥ 131		$ 1.58		¥ 485		$ 0.33		¥ 27		¥ 12		$ 0.05		¥ 4		¥ 12		¥ 117		$ 1.41		¥ 234		¥ 43		$ 0.52		¥ 17		¥ 10		$ 0.12		¥ 5		¥ 843		$ 10.19		¥ 1,405		$ 0.39	[1]	¥ 32	[1]	¥ 0	[1]	$ 0.11		¥ 9		¥ 63		$ (0.7)		¥ (58)		¥ 196		$ (0.02)		¥ (2)		¥ (2)		¥ 0		$ 0		¥ 10		¥ (19)	[1]	¥ 267	[1]	$ (0.22)	[1]	$ 0.12		¥ 10		¥ 4		$ 9.97		¥ 824		¥ 1,672		¥ 38		$ 0.46		¥ 50
Net gain (loss) on trading	0.87		72		(182)		(1)		(0.01)		(13)								0		0		0		0.07		6		3		8		0.1		0		0.07		6		(13)		0.01		1		0		0		0		9		1		0.01		2		0		0		0		21		0.25		(12)		0.36	[1]	30	[1]	9	[1]	0.97		80		(36)		(0.62)		(51)		(140)		(0.02)		(2)		2		(6)		(0.07)		(5)		51	[1]	(170)	[1]	0.62	[1]	0		0		1		0.87		72		(182)		0		0		(1)
Gain (loss) on investments in equity securities and other	0.01	[2]	1	[2]	(1)	[2]																																																																																																																			1	[2]	0.01	[2]	(1)	[2]
Gain (loss) on private equity investments	0.23		19		10								19		0.23		10																																																		19		0.23		10																																												0.23		19		10
Interest and dividends / Interest expense	(0.01)		(1)		(1)		(1)		(0.01)		(1)		0		0																0		0		0																																(1)		(0.01)		(1)																																												(0.01)		(1)		(1)
Total unrealized and realized gains / (losses)	1.1		91		(174)		(2)		(0.02)		(14)		19		0.23		10		0		0		0		0.07		6		3		8		0.1		0		0.07		6		(13)		0.01		1		0		0		0		9		1		0.01		2		0		0		0		39		0.47		(3)		0.36	[1]	30	[1]	9	[1]	0.97		80		(36)		(0.62)		(51)		(140)		(0.02)		(2)		2		(6)		(0.07)		(5)		51	[1]	(170)	[1]	0.62	[1]	0		0		1		1.09		90		(173)		1		0.01		(2)
Purchases (issuances) / sales (redemption), and settlement	(2.02)	[3],[4]	(167)	[3],[4]	(320)	[4]	(33)	[3],[4]	(0.4)	[3],[4]	(31)	[4]	(55)	[3],[4]	(0.66)	[3],[4]	(7)	[4]	3	[3],[4]	0.04	[3],[4]	0	[4]	0.06	[3],[4]	5	[3],[4]	(11)	[4]	(37)	[3],[4]	(0.45)	[3],[4]	(176)	[4]	0.06	[3],[4]	5	[3],[4]	83	[4]	(0.02)	[3],[4]	(2)	[3],[4]	(10)	[4]	9	[3],[4]	0.12	[3],[4]	(126)	[4]	(10)	[3],[4]	(0.12)	[3],[4]	24	[4]	0	[3],[4]	0	[3],[4]	4	[4]	(115)	[3],[4]	(1.37)	[3],[4]	(250)	[4]	(0.48)	[1],[3],[4]	(39)	[1],[3],[4]	25	[1],[4]	(0.87)	[3],[4]	(71)	[3],[4]	(9)	[4]	0.6	[3],[4]	50	[3],[4]	(66)	[4]	(0.01)	[3],[4]	(1)	[3],[4]	(4)	[4]	3	[3],[4]	0.04	[3],[4]	(6)	[4]	(58)	[1],[3],[4]	(60)	[1],[4]	(0.72)	[1],[3],[4]	0.08	[3],[4]	7	[3],[4]	0	[4]	(2.09)	[3],[4]	(173)	[3],[4]	(310)	[4]	(1)	[3],[4]	(0.01)	[3],[4]	(10)	[4]					160	[4]			0	[4]					0	[4]					11	[4]					0	[4]					149	[4]			0	[4]
Net transfers in / (out of) Level 3	(1.09)	[5]	(89)	[5]	(360)	[5]	(8)	[5]	(0.1)	[5]	(75)	[5]							(3)	[5]	(0.04)	[5]			(0.12)	[5]	(10)	[5]	(4)	[5]	(51)	[5]	(0.62)	[5]	(178)	[5]	(0.12)	[5]	(10)	[5]	(55)	[5]	0	[5]	0	[5]	2	[5]	2	[5]	0.02	[5]	0	[5]	0	[5]	0	[5]	0	[5]					1	[5]	(80)	[5]	(0.98)	[5]	(309)	[5]	0.06	[1],[5]	5	[1],[5]	(2)	[1],[5]	(0.08)	[5]	(7)	[5]	(9)	[5]	0.05	[5]	4	[5]	(48)	[5]	0.07	[5]	7	[5]	2	[5]	1	[5]	0.01	[5]	1	[5]	10	[1],[5]	(56)	[1],[5]	0.11	[1],[5]	(0.06)	[5]	(6)	[5]	5	[5]	(0.87)	[5]	(70)	[5]	(365)	[5]	(13)	[5]	(0.16)	[5]	0	[5]
Level 3 assets, ending balance	8.54		707		872		121		1.46		164		289		3.5		325						0		0.28		23		22		51		0.61		131		0.34		28		27		0.04		3		4		128		1.55		117		34		0.41		43		10		0.12		10		687		8.31		843		0.33	[1]	28	[1]	32	[1]	0.13		11		9		(0.67)		(55)		(58)		0.02		2		(2)		(2)		(0.02)		0		(16)	[1]	(19)	[1]	(0.21)	[1]	0.14		11		10		8.1		671		824		25		0.3		38
Level 3 liabilities, beginning balance																																																																																																																															(1.43)		(118)		(73)		0		1				0		0		9		0.1		8		0		0		(1)		(127)		(1.53)		(81)		0		1
Net gain (loss) on trading																																																																																																																															0.6		50		58		0		0		0		0		0		1		0.01		7		0		0		(1)		49		0.59		52		0		0
Total unrealized and realized gains / (losses)																																																																																																																															0.6		50		58		0		0		0		0		0		1		0.01		7		0		0		(1)		49		0.59		52		0		0
Purchases (issuances) / sales (redemption), and settlement																																																																																																																															3.5	[3],[4]	290	[3],[4]			0	[3],[4]			0	[3],[4]	0	[3],[4]			(6)	[3],[4]	(0.07)	[3],[4]			1	[3],[4]	0.01	[3],[4]			295	[3],[4]	3.56	[3],[4]			0	[3],[4]
Net transfers in / (out of) Level 3																																																																																																																															0.29	[5]	24	[5]	(147)	[5]	0	[5]	(1)	[5]	0	[5]	0	[5]	0	[5]	(1)	[5]	(0.01)	[5]	(3)	[5]	0	[5]	0	[5]	0	[5]	25	[5]	0.3	[5]	(143)	[5]	0	[5]	(1)	[5]
Level 3 liabilities, ending balance																																																																																																																															$ 1.76		¥ 146		¥ (118)				¥ 0						¥ 0		¥ 1		$ 0.01		¥ 9		¥ 1		$ 0.01		¥ 0		¥ 144		$ 1.74		¥ (127)				¥ 0

[1]	Each derivative classification includes derivatives referencing multiple risk components. For example, interest rates contracts include complex derivatives referencing interest rate risk as well as foreign exchange risk or other factors such as prepayment speeds. Credit contracts include credit default swaps as well as derivatives referencing corporate and government bonds. Derivatives previously classified under "Other contracts" have been reclassified based on the above methodology. Previously reported amounts have been reclassified to conform to the current period presentation.
[2]	Includes gains and losses reported within Revenue—Other and Non-interest expenses—Other in the consolidated statements of operations.
[3]	Includes the effect from the application of ASC 810 which has been amended in accordance with ASU 2009-16 and ASU 2009-17.
[4]	Includes the effect of foreign exchange movements.
[5]	If assets and liabilities move from Level 3 to another Level or move from another Level to Level 3, the amount reported in Net transfers in / (out of) Level 3 is the fair value as of the beginning of the quarter during which the movement occurs. Therefore if assets and liabilities move from another Level to Level 3 all gains/(losses) during the quarter are included in the table and if assets and liabilities move from Level 3 to another Level all gains/(losses) during the quarter are excluded from the table.

Fair Value of Financial Instruments (Unrealized Gains (Losses) Classified As Level 3 Within The Fair Value Hierarchy) (Details) In Billions	12 Months Ended
	Mar. 31, 2011 USD ( $)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] JPY ( ¥)		Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] JPY ( ¥)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Equities [Member] JPY ( ¥)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Equities [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Private Equity [Member] JPY ( ¥)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Private Equity [Member] JPY ( ¥)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Japanese Agency and Municipal Securities [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Foreign Government, Agency and Municipal Securities [Member] JPY ( ¥)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Foreign Government, Agency and Municipal Securities [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Bank and Corporate Debt Securities [Member] JPY ( ¥)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Bank and Corporate Debt Securities [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Commercial Mortgage-Backed Securities ("CMBS") [Member] JPY ( ¥)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Commercial Mortgage-Backed Securities ("CMBS") [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Residential Mortgage-Backed Securities (RMBS) [Member] JPY ( ¥)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Residential Mortgage-Backed Securities (RMBS) [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Mortgage and Other Mortgage-Backed Securities [Member] JPY ( ¥)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Mortgage and Other Mortgage-Backed Securities [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Collateralized Debt Obligation (CDO) [Member] JPY ( ¥)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Collateralized Debt Obligation (CDO) [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Investment Trust Funds And Other [Member] JPY ( ¥)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Investment Trust Funds And Other [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Total Cash Instruments [Member] JPY ( ¥)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Total Cash Instruments [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Equity Contracts [Member] JPY ( ¥)		Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Equity Contracts [Member] JPY ( ¥)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Interest Rate Contracts [Member] JPY ( ¥)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Interest Rate Contracts [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Credit Contracts [Member] JPY ( ¥)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Credit Contracts [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Foreign Exchange Contracts [Member] JPY ( ¥)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Foreign Exchange Contracts [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Commodity Contracts [Member] JPY ( ¥)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Commodity Contracts [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Total Derivative, Net [Member] JPY ( ¥)		Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Total Derivative, Net [Member] JPY ( ¥)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Loans and Receivable [Member] JPY ( ¥)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Loans and Receivable [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Sub Total Assets [Member] JPY ( ¥)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Sub Total Assets [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Other Assets [Member] JPY ( ¥)		Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Other Assets [Member] JPY ( ¥)		Mar. 31, 2011 Trading Liabilities [Member] JPY ( ¥)	Mar. 31, 2010 Trading Liabilities [Member] JPY ( ¥)	Mar. 31, 2010 Trading Liabilities [Member] Bank and Corporate Debt Securities [Member] JPY ( ¥)	Mar. 31, 2011 Trading Liabilities [Member] Short-Term Borrowings [Member] JPY ( ¥)	Mar. 31, 2010 Trading Liabilities [Member] Short-Term Borrowings [Member] JPY ( ¥)	Mar. 31, 2011 Trading Liabilities [Member] Payables and Deposits [Member] JPY ( ¥)	Mar. 31, 2010 Trading Liabilities [Member] Payables and Deposits [Member] JPY ( ¥)	Mar. 31, 2011 Trading Liabilities [Member] Long-Term Borrowings [Member] JPY ( ¥)	Mar. 31, 2010 Trading Liabilities [Member] Long-Term Borrowings [Member] JPY ( ¥)	Mar. 31, 2010 Trading Liabilities [Member] Sub Total Liabilities [Member] JPY ( ¥)	Mar. 31, 2011 Equities [Member] USD ( $)	Mar. 31, 2011 Private Equity [Member] USD ( $)	Mar. 31, 2011 Foreign Government, Agency and Municipal Securities [Member] USD ( $)	Mar. 31, 2011 Bank and Corporate Debt Securities [Member] USD ( $)	Mar. 31, 2011 Commercial Mortgage-Backed Securities ("CMBS") [Member] USD ( $)	Mar. 31, 2011 Residential Mortgage-Backed Securities (RMBS) [Member] USD ( $)	Mar. 31, 2011 Mortgage and Other Mortgage-Backed Securities [Member] USD ( $)	Mar. 31, 2011 Collateralized Debt Obligation (CDO) [Member] USD ( $)	Mar. 31, 2011 Investment Trust Funds And Other [Member] USD ( $)	Mar. 31, 2011 Total Cash Instruments [Member] USD ( $)	Mar. 31, 2011 Equity Contracts [Member] USD ( $)		Mar. 31, 2011 Interest Rate Contracts [Member] USD ( $)	Mar. 31, 2011 Credit Contracts [Member] USD ( $)	Mar. 31, 2011 Foreign Exchange Contracts [Member] USD ( $)	Mar. 31, 2011 Commodity Contracts [Member] USD ( $)	Mar. 31, 2011 Total Derivative, Net [Member] USD ( $)		Mar. 31, 2011 Short-Term Borrowings [Member] USD ( $)	Mar. 31, 2011 Payables and Deposits [Member] USD ( $)	Mar. 31, 2011 Long-Term Borrowings [Member] USD ( $)	Mar. 31, 2011 Loans and Receivable [Member] USD ( $)	Mar. 31, 2011 Sub Total Assets [Member] USD ( $)	Mar. 31, 2011 Other Assets [Member] USD ( $)
Net gain (loss) on trading	$ 0.95		¥ 78		¥ 9		¥ (7)	¥ 2			¥ 0	¥ 1	¥ (2)	¥ (1)	¥ 37	¥ 9	¥ 2	¥ 0	¥ 0	¥ (5)	¥ (7)	¥ 0	¥ 3	¥ 0	¥ 1	¥ (3)	¥ 36	¥ 23	[1]	¥ 40	[1]	¥ 91	¥ 32	¥ (28)	¥ (98)	¥ (1)	¥ 0	¥ (4)	¥ 0	¥ 81	[1]	¥ (26)	[1]	¥ 0	¥ (1)	¥ 78	¥ 10	¥ 0														$ (0.08)		$ 0.01	$ (0.01)	$ 0.11	$ 0	$ (0.06)	$ 0	$ 0	$ (0.03)	$ 0.28	[1]	$ 1.1	$ (0.34)	$ (0.01)	$ (0.05)	$ 0.98	[1]				$ 0	$ 0.95	$ 0
Gain (loss) on investments in equity securities and other	0.02	[2]	2	[2]	(1)	[2]																																										2	[2]	(1)	[2]																																		0.02	[2]
Gain (loss) on private equity investments	0.1		8		4				8	4																8	4																			8	4																0.1								0.1													0.1
Interest and dividends / Interest expense	(0.01)		(1)		(1)		(1)	(1)																		(1)	(1)																			(1)	(1)															(0.01)									(0.01)													(0.01)
Total unrealized gains / (losses)	1.06		87		11		(8)	1	8	4	0	1	(2)	(1)	37	9	2	0	0	(5)	(7)	0	3	0	1	4	39	23	[1]	40	[1]	91	32	(28)	(98)	(1)	0	(4)	0	81	[1]	(26)	[1]	0	(1)	85	13	2		(1)												(0.09)	0.1	0.01	(0.01)	0.11	0	(0.06)	0	0	0.06	0.28	[1]	1.1	(0.34)	(0.01)	(0.05)	0.98	[1]				0	1.04	0.02
Net gain (loss) on trading	0.14																																																			12	(61)	0	0	6	0	(1)	12	(66)	0																			0	0	0.14
Total unrealized gains / (losses)	$ 0.14																																																			¥ 12	¥ (61)	¥ 0	¥ 0	¥ 6	¥ 0	¥ (1)	¥ 12	¥ (66)	¥ 0																			$ 0	$ 0	$ 0.14

[1]	Each derivative classification includes derivatives referencing multiple risk components. For example, interest rates contracts include complex derivatives referencing interest rate risk as well as foreign exchange risk or other factors such as prepayment speeds. Credit contracts include credit default swaps as well as derivatives referencing corporate and government bonds. Derivatives previously classified under "Other contracts" have been reclassified based on the above methodology. Previously reported amounts have been reclassified to conform to the current period presentation.
[2]	Includes gains and losses reported within Revenue—Other and Non-interest expenses—Other in the consolidated statements of operations.

Fair Value of Financial Instruments (Information on the Investments where NAV Per Share is Calculated) (Details) In Billions	Mar. 31, 2011 USD ( $)		Mar. 31, 2011 JPY ( ¥)		Mar. 31, 2010 JPY ( ¥)		Mar. 31, 2011 Hedge Funds [Member] USD ( $)		Mar. 31, 2011 Hedge Funds [Member] JPY ( ¥)		Mar. 31, 2010 Hedge Funds [Member] JPY ( ¥)		Mar. 31, 2011 Venture Capital Funds [Member] USD ( $)		Mar. 31, 2011 Venture Capital Funds [Member] JPY ( ¥)		Mar. 31, 2010 Venture Capital Funds [Member] JPY ( ¥)		Mar. 31, 2011 Private Equity [Member] USD ( $)		Mar. 31, 2011 Private Equity [Member] JPY ( ¥)		Mar. 31, 2010 Private Equity [Member] JPY ( ¥)		Mar. 31, 2011 Real Estate Funds [Member] USD ( $)		Mar. 31, 2011 Real Estate Funds [Member] JPY ( ¥)		Mar. 31, 2010 Real Estate Funds [Member] JPY ( ¥)
Fair Value	$ 1.99	[1]	¥ 165	[1]	¥ 229	[1]	$ 1.1	[1]	¥ 91	[1]	¥ 156	[1]	$ 0.02	[1]	¥ 2	[1]	¥ 2	[1]	$ 0.77	[1]	¥ 64	[1]	¥ 59	[1]	$ 0.1	[1]	¥ 8	[1]	¥ 12	[1]
Unfunded Commitments	$ 0.46	[2]	¥ 38	[2]	¥ 39	[2]	$ 0	[2]	¥ 0	[2]	¥ 1	[2]	$ 0	[2]	¥ 0	[2]	¥ 0	[2]	$ 0.28	[2]	¥ 23	[2]	¥ 24	[2]	$ 0.18	[2]	¥ 15	[2]	¥ 14	[2]
Redemption Frequency							Weekly/Monthly	[3]	Weekly/Monthly	[3]	Weekly/Monthly	[3]	—	[3]	—	[3]	—	[3]	Quarterly	[3]	Quarterly	[3]	Quarterly	[3]	—	[3]	—	[3]	—	[3]
Redemption Notice Period							Same day-95 days	[4]	Same day-95 days	[4]	1-90 days	[4]	—	[4]	—	[4]	—	[4]	30 days	[4]	30 days	[4]	30 days	[4]	—	[4]	—	[4]	—	[4]

[1]	Fair value generally determined using NAV per share as a practical expedient.
[2]	The contractual amount of any unfunded commitments Nomura is required to make to the entities in which the investment is held.
[3]	The range in frequency with which Nomura can redeem investments.
[4]	The notice period required to be provided before redemption is possible.

Fair Value of Financial Instruments (Gains (Losses) Due To Changes in Fair Value for Financial Instruments Measured At Fair Value Using the Fair Value Option) (Details) In Billions	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Trading Assets [Member] USD ( $)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Trading Assets [Member] JPY ( ¥)		Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Trading Assets [Member] JPY ( ¥)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Private Equity [Member] JPY ( ¥)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Private Equity [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Collateralized Agreements [Member] JPY ( ¥)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Collateralized Agreements [Member] USD ( $)		Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Loans and Receivable [Member] USD ( $)	Mar. 31, 2011 Trading Assets and Private Equity Investments [Member] Loans and Receivable [Member] JPY ( ¥)	Mar. 31, 2010 Trading Assets and Private Equity Investments [Member] Loans and Receivable [Member] JPY ( ¥)	Mar. 31, 2011 Trading Liabilities [Member] Short-Term Borrowings [Member] JPY ( ¥)		Mar. 31, 2011 Trading Liabilities [Member] Short-Term Borrowings [Member] USD ( $)		Mar. 31, 2010 Trading Liabilities [Member] Short-Term Borrowings [Member] JPY ( ¥)		Mar. 31, 2011 Trading Liabilities [Member] Collateralized Financing [Member] USD ( $)		Mar. 31, 2011 Trading Liabilities [Member] Long-Term Borrowings [Member] JPY ( ¥)		Mar. 31, 2011 Trading Liabilities [Member] Long-Term Borrowings [Member] USD ( $)		Mar. 31, 2010 Trading Liabilities [Member] Long-Term Borrowings [Member] JPY ( ¥)
Net gain (loss) on trading assets	$ 0.12	¥ 10	¥ 7	$ (0.04)	[1]	¥ (4)	[1]	¥ (1)	[1]	¥ 0	¥ 0	¥ 6	[2]	$ 0.07	[2]	$ 0.09	¥ 8	¥ 8
Net gain (loss) on trading liabilities	$ (0.53)	¥ (44)	¥ (150)																¥ (7)	[3]	$ (0.08)	[3]	¥ (3)	[3]	$ 0	[2]	¥ (37)	[3],[4]	$ (0.45)	[3],[4]	¥ (147)	[3],[4]

[1]	Includes equity investments that would have been accounted for under the equity method had Nomura not chosen to elect the fair value option.
[2]	Includes resale and repurchase agreements elected for the fair value option.
[3]	Includes structured notes and other financial liabilities elected for the fair value option.
[4]	Includes liabilities recognized from secured financing transactions arising from transfers of financial assets which did not meet the criteria for sales accounting.

Fair Value of Financial Instruments (Schedule of Carrying Values and Fair Values or Approximate Fair Values of Loans Receivable) (Details)	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)
Fair Value of Financial Instruments
Loans Receivable	$ 15,361,000,000	¥ 1,271,284,000,000	¥ 1,310,375,000,000
Loans receivable carried at fair value	$ 15,290,000,000	¥ 1,265,000,000,000	¥ 1,299,000,000,000

Fair Value of Financial Instruments (Carrying Values and Fair Values or Approximate Fair Values of Long-Term Borrowings) (Details)	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)
Fair Value of Financial Instruments
Long-term borrowings	$ 101,534,000,000	¥ 8,402,917,000,000	¥ 7,199,061,000,000
Long-term borrowings, Fair value	$ 98,830,000,000	¥ 8,179,000,000,000	¥ 6,984,000,000,000

Derivative Instruments and Hedging Activities (Narrative) (Details) In Billions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)
Derivative Instruments and Hedging Activities
Offset of cash collateral receivables against net derivative liabilities	$ 7.31	¥ 605	¥ 640
Offset of cash collateral payables against net derivative assets	5.51	456	649
Derivative liability position with credit-risk-related contingent features	21.5	1,779	1,559
Derivative liability position with related collateral pledged	11.58	958	848
Additional Collateral required to be posted, Aggregate Fair Value	$ 0.22	¥ 18	¥ 29

Derivative Instruments and Hedging Activities (Concentration of Exposures to Credit Risk in OTC Derivatives) (Details) In Billions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2011 OTC Derivatives [Member] JPY ( ¥)	Mar. 31, 2011 OTC Derivatives [Member] USD ( $)	Mar. 31, 2010 OTC Derivatives [Member] JPY ( ¥)
Derivative Assets Fair Value	$ 204.42	¥ 16,919	¥ 16,386	¥ 12,733	$ 153.85	¥ 12,340
Impact of Master Netting Arrangements, Financial institutions				(11,611)	(140.3)	(11,353)
Impact of Collateral, Financial institutions				(442)	(5.34)	(594)
Net Exposure to Credit Risk, Financial institutions				¥ 680	$ 8.21	¥ 393

Derivative Instruments and Hedging Activities (Volume of Derivative Activity in Statement of Financial Position) (Details) In Billions	Mar. 31, 2011 USD ( $)		Mar. 31, 2011 JPY ( ¥)		Mar. 31, 2010 JPY ( ¥)		Mar. 31, 2011 Derivatives Used For Trading Purposes [Member] USD ( $)		Mar. 31, 2011 Derivatives Used For Trading Purposes [Member] JPY ( ¥)		Mar. 31, 2010 Derivatives Used For Trading Purposes [Member] JPY ( ¥)		Mar. 31, 2011 Derivatives Used For Trading Purposes [Member] Equity Contracts [Member] JPY ( ¥)		Mar. 31, 2011 Derivatives Used For Trading Purposes [Member] Equity Contracts [Member] USD ( $)		Mar. 31, 2010 Derivatives Used For Trading Purposes [Member] Equity Contracts [Member] JPY ( ¥)		Mar. 31, 2011 Derivatives Used For Trading Purposes [Member] Interest Rate Contracts [Member] JPY ( ¥)		Mar. 31, 2011 Derivatives Used For Trading Purposes [Member] Interest Rate Contracts [Member] USD ( $)		Mar. 31, 2010 Derivatives Used For Trading Purposes [Member] Interest Rate Contracts [Member] JPY ( ¥)		Mar. 31, 2011 Derivatives Used For Trading Purposes [Member] Credit Contracts [Member] USD ( $)		Mar. 31, 2011 Derivatives Used For Trading Purposes [Member] Credit Contracts [Member] JPY ( ¥)		Mar. 31, 2010 Derivatives Used For Trading Purposes [Member] Credit Contracts [Member] JPY ( ¥)		Mar. 31, 2011 Derivatives Used For Trading Purposes [Member] Foreign Exchange Contracts [Member] JPY ( ¥)		Mar. 31, 2011 Derivatives Used For Trading Purposes [Member] Foreign Exchange Contracts [Member] USD ( $)		Mar. 31, 2010 Derivatives Used For Trading Purposes [Member] Foreign Exchange Contracts [Member] JPY ( ¥)		Mar. 31, 2011 Derivatives Used For Trading Purposes [Member] Commodity Contracts [Member] JPY ( ¥)		Mar. 31, 2011 Derivatives Used For Trading Purposes [Member] Commodity Contracts [Member] USD ( $)		Mar. 31, 2010 Derivatives Used For Trading Purposes [Member] Commodity Contracts [Member] JPY ( ¥)		Mar. 31, 2011 Derivatives Designated As Hedging Instruments [Member] JPY ( ¥)		Mar. 31, 2011 Derivatives Designated As Hedging Instruments [Member] USD ( $)		Mar. 31, 2010 Derivatives Designated As Hedging Instruments [Member] JPY ( ¥)		Mar. 31, 2011 Derivatives Designated As Hedging Instruments [Member] Interest Rate Contracts [Member] JPY ( ¥)		Mar. 31, 2011 Derivatives Designated As Hedging Instruments [Member] Interest Rate Contracts [Member] USD ( $)		Mar. 31, 2010 Derivatives Designated As Hedging Instruments [Member] Interest Rate Contracts [Member] JPY ( ¥)		Mar. 31, 2011 Derivatives Designated As Hedging Instruments [Member] Foreign Exchange Contracts [Member] USD ( $)		Mar. 31, 2011 Derivatives Designated As Hedging Instruments [Member] Foreign Exchange Contracts [Member] JPY ( ¥)
Derivative Assets Notional	$ 9,182.91		¥ 759,978		¥ 487,540		$ 9,164.17	[1],[2]	¥ 758,427	[1],[2]	¥ 486,510	[1]	¥ 16,229	[1],[2]	$ 196.1	[1],[2]	¥ 19,070	[1]	¥ 652,220	[1],[2]	$ 7,880.85	[1],[2]	¥ 368,014	[1]	$ 447.98	[1],[2]	¥ 37,075	[1],[2]	¥ 33,611	[1]	¥ 52,150	[1],[2]	$ 630.14	[1],[2]	¥ 65,428	[1]	¥ 753	[1],[2]	$ 9.1	[1],[2]	¥ 387	[1]	¥ 1,551		$ 18.74		¥ 1,030		¥ 1,531		$ 18.5		¥ 1,030		$ 0.24		¥ 20
Derivative Assets Fair Value	204.42		16,919		16,386		204.03	[1],[2]	16,887	[1],[2]	16,359	[1]	1,472	[1],[2]	17.78	[1],[2]	1,562	[1]	11,937	[1],[2]	144.23	[1],[2]	11,997	[1]	24.96	[1],[2]	2,066	[1],[2]	2,053	[1]	1,315	[1],[2]	15.89	[1],[2]	715	[1]	97	[1],[2]	1.17	[1],[2]	32	[1]	32		0.39		27		32		0.39		27		0		0
Derivative Liabilities Notional	9,748.05	[3]	806,748	[3]	477,970	[3]	9,740.18	[1],[2],[3]	806,097	[1],[2],[3]	477,498	[1],[3]	16,257	[1],[2],[3]	196.44	[1],[2],[3]	18,391	[1],[3]	689,543	[1],[2],[3]	8,331.83	[1],[2],[3]	359,576	[1],[3]	464.38	[1],[2],[3]	38,432	[1],[2],[3]	36,103	[1],[3]	61,310	[1],[2],[3]	740.82	[1],[2],[3]	63,090	[1],[3]	555	[1],[2],[3]	6.71	[1],[2],[3]	338	[1],[3]	651	[3]	7.87	[3]	472	[3]	535	[3]	6.47	[3]	472	[3]	1.4	[3]	116	[3]
Derivative Liabilities Fair Value	$ 203.72	[3]	¥ 16,860	[3]	¥ 16,132	[3]	$ 203.65	[1],[2],[3]	¥ 16,854	[1],[2],[3]	¥ 16,129	[1],[3]	¥ 1,511	[1],[2],[3]	$ 18.26	[1],[2],[3]	¥ 1,681	[1],[3]	¥ 11,759	[1],[2],[3]	$ 142.09	[1],[2],[3]	¥ 11,616	[1],[3]	$ 25.29	[1],[2],[3]	¥ 2,093	[1],[2],[3]	¥ 2,020	[1],[3]	¥ 1,384	[1],[2],[3]	$ 16.72	[1],[2],[3]	¥ 780	[1],[3]	¥ 107	[1],[2],[3]	$ 1.29	[1],[2],[3]	¥ 32	[1],[3]	¥ 6	[3]	$ 0.07	[3]	¥ 3	[3]	¥ 4	[3]	$ 0.05	[3]	¥ 3	[3]	$ 0.02	[3]	¥ 2	[3]

[1]	Each derivative classification includes derivatives referencing multiple risk components. For example, interest rates contracts include complex derivatives referencing interest rate risk as well as foreign exchange risk or other factors such as prepayment speeds. Credit contracts include credit default swaps as well as derivatives referencing corporate and government bonds. Derivatives previously classified under "Other contracts" have been reclassified based on the above methodology. Previously reported amounts have been reclassified to conform to the current period presentation.
[2]	Includes derivatives used for non-trading purposes which are not designated as accounting hedges.
[3]	Includes the amount of embedded derivatives bifurcated in accordance with ASC 815.

Derivative Instruments and Hedging Activities (Derivative Amounts Included the Consolidated Statements of Operations) (Details) (Derivatives Used For Trading Purposes [Member]) In Billions	12 Months Ended
	Mar. 31, 2011 JPY ( ¥)		Mar. 31, 2011 USD ( $)		Mar. 31, 2010 JPY ( ¥)		Mar. 31, 2011 Equity Contracts [Member] JPY ( ¥)		Mar. 31, 2011 Equity Contracts [Member] USD ( $)		Mar. 31, 2010 Equity Contracts [Member] JPY ( ¥)		Mar. 31, 2011 Interest Rate Contracts [Member] JPY ( ¥)		Mar. 31, 2011 Interest Rate Contracts [Member] USD ( $)		Mar. 31, 2010 Interest Rate Contracts [Member] JPY ( ¥)		Mar. 31, 2011 Credit Contracts [Member] JPY ( ¥)		Mar. 31, 2011 Credit Contracts [Member] USD ( $)		Mar. 31, 2010 Credit Contracts [Member] JPY ( ¥)		Mar. 31, 2011 Foreign Exchange Contracts [Member] JPY ( ¥)		Mar. 31, 2011 Foreign Exchange Contracts [Member] USD ( $)		Mar. 31, 2010 Foreign Exchange Contracts [Member] JPY ( ¥)		Mar. 31, 2011 Commodity Contracts [Member] USD ( $)		Mar. 31, 2011 Commodity Contracts [Member] JPY ( ¥)		Mar. 31, 2010 Commodity Contracts [Member] JPY ( ¥)
Net gain (loss) on trading Derivatives	¥ 245	[1],[2]	$ 2.95	[1],[2]	¥ 413	[1],[2]	¥ 206	[1],[2]	$ 2.49	[1],[2]	¥ 326	[1],[2]	¥ 132	[1],[2]	$ 1.59	[1],[2]	¥ 248	[1],[2]	¥ 88	[1],[2]	$ 1.06	[1],[2]	¥ (284)	[1],[2]	¥ (171)	[1],[2]	$ (2.07)	[1],[2]	¥ 124	[1],[2]	$ (0.12)	[1],[2]	¥ (10)	[1],[2]	¥ (1)	[1],[2]

[1]	Each derivative classification includes derivatives referencing multiple risk components. For example, interest rates contracts include complex derivatives referencing interest rate risk as well as foreign exchange risk or other factors such as prepayment speeds. Credit contracts include credit default swaps as well as derivatives referencing corporate and government bonds. Derivatives previously classified under "Other contracts" have been reclassified based on the above methodology. Previously reported amounts have been reclassified to conform to the current period presentation.
[2]	Includes derivatives used for non-trading purposes which are not designated as accounting hedges.

Derivative Instruments and Hedging Activities (Fair Value Hedges) (Details) In Billions	12 Months Ended
	Mar. 31, 2011 Derivatives Designated As Hedging Instruments [Member] USD ( $)	Mar. 31, 2011 Derivatives Designated As Hedging Instruments [Member] JPY ( ¥)	Mar. 31, 2010 Derivatives Designated As Hedging Instruments [Member] JPY ( ¥)	Mar. 31, 2011 Derivatives Designated As Hedging Instruments [Member] Interest Rate Contracts [Member] USD ( $)	Mar. 31, 2011 Derivatives Designated As Hedging Instruments [Member] Interest Rate Contracts [Member] JPY ( ¥)	Mar. 31, 2010 Derivatives Designated As Hedging Instruments [Member] Interest Rate Contracts [Member] JPY ( ¥)	Mar. 31, 2011 Hedged Items [Member] JPY ( ¥)	Mar. 31, 2011 Hedged Items [Member] USD ( $)	Mar. 31, 2010 Hedged Items [Member] JPY ( ¥)	Mar. 31, 2011 Hedged Items [Member] Long-Term Borrowings [Member] JPY ( ¥)	Mar. 31, 2011 Hedged Items [Member] Long-Term Borrowings [Member] USD ( $)	Mar. 31, 2010 Hedged Items [Member] Long-Term Borrowings [Member] JPY ( ¥)
Interest revenue / Interest expense	$ 0.27	¥ 22	¥ 14	$ 0.27	¥ 22	¥ 14	¥ (22)	$ (0.27)	¥ (14)	¥ (22)	$ (0.27)	¥ (14)

Derivative Instruments and Hedging Activities (Net Investment Hedges) (Details) In Billions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2011 Foreign Exchange Contracts [Member] USD ( $)	Mar. 31, 2011 Long-Term Borrowings [Member] JPY ( ¥)	Mar. 31, 2011 Long-Term Borrowings [Member] USD ( $)
Other comprehensive income (loss)	$ 0.21	¥ 17	$ 0	¥ 17	$ 0.21

Derivative Instruments and Hedging Activities (Written Credit Derivatives and Purchased Credit Protection) (Details) In Billions	Mar. 31, 2011 Less Than 1 Year [Member] Single-Name Credit Default Swaps [Member] JPY ( ¥)	Mar. 31, 2011 Less Than 1 Year [Member] Single-Name Credit Default Swaps [Member] USD ( $)	Mar. 31, 2010 Less Than 1 Year [Member] Single-Name Credit Default Swaps [Member] JPY ( ¥)	Mar. 31, 2011 Less Than 1 Year [Member] Credit Default Indices [Member] USD ( $)	Mar. 31, 2011 Less Than 1 Year [Member] Credit Default Indices [Member] JPY ( ¥)	Mar. 31, 2010 Less Than 1 Year [Member] Credit Default Indices [Member] JPY ( ¥)	Mar. 31, 2011 Less Than 1 Year [Member] Other Credit-Risk Related Portfolio Products [Member] USD ( $)	Mar. 31, 2011 Less Than 1 Year [Member] Other Credit-Risk Related Portfolio Products [Member] JPY ( ¥)	Mar. 31, 2010 Less Than 1 Year [Member] Other Credit-Risk Related Portfolio Products [Member] JPY ( ¥)	Mar. 31, 2011 Less Than 1 Year [Member] Credit-Risk Related Options and Swaptions [Member] USD ( $)	Mar. 31, 2011 Less Than 1 Year [Member] Credit-Risk Related Options and Swaptions [Member] JPY ( ¥)	Mar. 31, 2010 Less Than 1 Year [Member] Credit-Risk Related Options and Swaptions [Member] JPY ( ¥)	Mar. 31, 2011 Less Than 1 Year [Member] Total [Member] JPY ( ¥)	Mar. 31, 2011 Less Than 1 Year [Member] Total [Member] USD ( $)	Mar. 31, 2010 Less Than 1 Year [Member] Total [Member] JPY ( ¥)	Mar. 31, 2011 1 To 3 Years [Member] Single-Name Credit Default Swaps [Member] JPY ( ¥)	Mar. 31, 2011 1 To 3 Years [Member] Single-Name Credit Default Swaps [Member] USD ( $)	Mar. 31, 2010 1 To 3 Years [Member] Single-Name Credit Default Swaps [Member] JPY ( ¥)	Mar. 31, 2011 1 To 3 Years [Member] Credit Default Indices [Member] JPY ( ¥)	Mar. 31, 2011 1 To 3 Years [Member] Credit Default Indices [Member] USD ( $)	Mar. 31, 2010 1 To 3 Years [Member] Credit Default Indices [Member] JPY ( ¥)	Mar. 31, 2011 1 To 3 Years [Member] Other Credit-Risk Related Portfolio Products [Member] JPY ( ¥)	Mar. 31, 2011 1 To 3 Years [Member] Other Credit-Risk Related Portfolio Products [Member] USD ( $)	Mar. 31, 2010 1 To 3 Years [Member] Other Credit-Risk Related Portfolio Products [Member] JPY ( ¥)	Mar. 31, 2011 1 To 3 Years [Member] Credit-Risk Related Options and Swaptions [Member] JPY ( ¥)	Mar. 31, 2010 1 To 3 Years [Member] Credit-Risk Related Options and Swaptions [Member] JPY ( ¥)	Mar. 31, 2011 1 To 3 Years [Member] Total [Member] USD ( $)	Mar. 31, 2011 1 To 3 Years [Member] Total [Member] JPY ( ¥)	Mar. 31, 2010 1 To 3 Years [Member] Total [Member] JPY ( ¥)	Mar. 31, 2011 3 To 5 Years [Member] Single-Name Credit Default Swaps [Member] JPY ( ¥)	Mar. 31, 2011 3 To 5 Years [Member] Single-Name Credit Default Swaps [Member] USD ( $)	Mar. 31, 2010 3 To 5 Years [Member] Single-Name Credit Default Swaps [Member] JPY ( ¥)	Mar. 31, 2011 3 To 5 Years [Member] Credit Default Indices [Member] USD ( $)	Mar. 31, 2011 3 To 5 Years [Member] Credit Default Indices [Member] JPY ( ¥)	Mar. 31, 2010 3 To 5 Years [Member] Credit Default Indices [Member] JPY ( ¥)	Mar. 31, 2011 3 To 5 Years [Member] Other Credit-Risk Related Portfolio Products [Member] USD ( $)	Mar. 31, 2011 3 To 5 Years [Member] Other Credit-Risk Related Portfolio Products [Member] JPY ( ¥)	Mar. 31, 2010 3 To 5 Years [Member] Other Credit-Risk Related Portfolio Products [Member] JPY ( ¥)	Mar. 31, 2011 3 To 5 Years [Member] Credit-Risk Related Options and Swaptions [Member] JPY ( ¥)	Mar. 31, 2011 3 To 5 Years [Member] Credit-Risk Related Options and Swaptions [Member] USD ( $)	Mar. 31, 2010 3 To 5 Years [Member] Credit-Risk Related Options and Swaptions [Member] JPY ( ¥)	Mar. 31, 2011 3 To 5 Years [Member] Total [Member] USD ( $)	Mar. 31, 2011 3 To 5 Years [Member] Total [Member] JPY ( ¥)	Mar. 31, 2010 3 To 5 Years [Member] Total [Member] JPY ( ¥)	Mar. 31, 2011 More than 5 Years [Member] Single-Name Credit Default Swaps [Member] JPY ( ¥)	Mar. 31, 2011 More than 5 Years [Member] Single-Name Credit Default Swaps [Member] USD ( $)	Mar. 31, 2010 More than 5 Years [Member] Single-Name Credit Default Swaps [Member] JPY ( ¥)	Mar. 31, 2011 More than 5 Years [Member] Credit Default Indices [Member] JPY ( ¥)	Mar. 31, 2011 More than 5 Years [Member] Credit Default Indices [Member] USD ( $)	Mar. 31, 2010 More than 5 Years [Member] Credit Default Indices [Member] JPY ( ¥)	Mar. 31, 2011 More than 5 Years [Member] Other Credit-Risk Related Portfolio Products [Member] USD ( $)	Mar. 31, 2011 More than 5 Years [Member] Other Credit-Risk Related Portfolio Products [Member] JPY ( ¥)	Mar. 31, 2010 More than 5 Years [Member] Other Credit-Risk Related Portfolio Products [Member] JPY ( ¥)	Mar. 31, 2011 More than 5 Years [Member] Credit-Risk Related Options and Swaptions [Member] JPY ( ¥)	Mar. 31, 2010 More than 5 Years [Member] Credit-Risk Related Options and Swaptions [Member] JPY ( ¥)	Mar. 31, 2011 More than 5 Years [Member] Total [Member] USD ( $)	Mar. 31, 2011 More than 5 Years [Member] Total [Member] JPY ( ¥)	Mar. 31, 2010 More than 5 Years [Member] Total [Member] JPY ( ¥)	Mar. 31, 2011 Single-Name Credit Default Swaps [Member] JPY ( ¥)		Mar. 31, 2011 Single-Name Credit Default Swaps [Member] USD ( $)		Mar. 31, 2010 Single-Name Credit Default Swaps [Member] JPY ( ¥)		Mar. 31, 2011 Credit Default Indices [Member] JPY ( ¥)		Mar. 31, 2011 Credit Default Indices [Member] USD ( $)		Mar. 31, 2010 Credit Default Indices [Member] JPY ( ¥)		Mar. 31, 2011 Other Credit-Risk Related Portfolio Products [Member] JPY ( ¥)		Mar. 31, 2011 Other Credit-Risk Related Portfolio Products [Member] USD ( $)		Mar. 31, 2010 Other Credit-Risk Related Portfolio Products [Member] JPY ( ¥)		Mar. 31, 2011 Credit-Risk Related Options and Swaptions [Member] JPY ( ¥)		Mar. 31, 2011 Credit-Risk Related Options and Swaptions [Member] USD ( $)		Mar. 31, 2010 Credit-Risk Related Options and Swaptions [Member] JPY ( ¥)		Mar. 31, 2011 Total [Member] JPY ( ¥)		Mar. 31, 2011 Total [Member] USD ( $)		Mar. 31, 2010 Total [Member] JPY ( ¥)
Carrying value (Asset) / liability																																																											¥ 56	[1]	$ 0.68	[1]	¥ (377)	[1]	¥ 117	[1]	$ 1.41	[1]	¥ 174	[1]	¥ 19	[1]	$ 0.23	[1]	¥ 135	[1]		[1]		[1]		[1]	¥ 192	[1]	$ 2.32	[1]	¥ (68)	[1]
Total																																																											18,933		228.77		14,659		12,666		153.05		13,319		3,552		42.92		3,874		212		2.56		7		35,363		427.3		31,859
Maximum Potential Payout/Notional	2,082	25.16	104	9.74	806	51	2.98	247		0.05	4		3,139	37.93	155	8,416	101.69	3,249	4,372	52.83	1,801	2,421	29.25	566		5	183.77	15,209	5,621	6,953	84.01	5,741	75.82	6,275	4,693	8.42	696	1,856	208	2.51		170.76	14,132	12,290	1,482	17.91	5,565	1,213	14.66	6,774	2.27	188	1,452		2	34.84	2,883	13,793
Notional Purchased Credit Protection of credit derivatives																																																											¥ 17,020		$ 205.66		¥ 12,988		¥ 10,956		$ 132.38		¥ 11,837		¥ 2,143		$ 25.89		¥ 2,208		¥ 121		$ 1.46		¥ 5		¥ 30,240		$ 365.39		¥ 27,038

[1]	Carrying value amounts are shown on a gross basis prior to cash collateral or counterparty netting.

Derivative Instruments and Hedging Activities (Written Credit Derivatives by External Credit Rating of the Underlying Asset) (Details) In Billions	Mar. 31, 2011 AAA Rating [Member] Single-Name Credit Default Swaps [Member] JPY ( ¥)	Mar. 31, 2011 AAA Rating [Member] Single-Name Credit Default Swaps [Member] USD ( $)	Mar. 31, 2010 AAA Rating [Member] Single-Name Credit Default Swaps [Member] JPY ( ¥)	Mar. 31, 2011 AAA Rating [Member] Credit Default Indices [Member] JPY ( ¥)	Mar. 31, 2011 AAA Rating [Member] Credit Default Indices [Member] USD ( $)	Mar. 31, 2010 AAA Rating [Member] Credit Default Indices [Member] JPY ( ¥)	Mar. 31, 2011 AAA Rating [Member] Other Credit-Risk Related Portfolio Products [Member] USD ( $)	Mar. 31, 2011 AAA Rating [Member] Other Credit-Risk Related Portfolio Products [Member] JPY ( ¥)	Mar. 31, 2010 AAA Rating [Member] Other Credit-Risk Related Portfolio Products [Member] JPY ( ¥)	Mar. 31, 2011 AAA Rating [Member] Credit-Risk Related Options and Swaptions [Member] JPY ( ¥)	Mar. 31, 2011 AAA Rating [Member] Credit-Risk Related Options and Swaptions [Member] USD ( $)	Mar. 31, 2010 AAA Rating [Member] Credit-Risk Related Options and Swaptions [Member] JPY ( ¥)	Mar. 31, 2011 AAA Rating [Member] Total [Member] JPY ( ¥)	Mar. 31, 2011 AAA Rating [Member] Total [Member] USD ( $)	Mar. 31, 2010 AAA Rating [Member] Total [Member] JPY ( ¥)	Mar. 31, 2011 AA Rating [Member] Single-Name Credit Default Swaps [Member] JPY ( ¥)	Mar. 31, 2011 AA Rating [Member] Single-Name Credit Default Swaps [Member] USD ( $)	Mar. 31, 2010 AA Rating [Member] Single-Name Credit Default Swaps [Member] JPY ( ¥)	Mar. 31, 2011 AA Rating [Member] Credit Default Indices [Member] JPY ( ¥)	Mar. 31, 2011 AA Rating [Member] Credit Default Indices [Member] USD ( $)	Mar. 31, 2010 AA Rating [Member] Credit Default Indices [Member] JPY ( ¥)	Mar. 31, 2011 AA Rating [Member] Other Credit-Risk Related Portfolio Products [Member] USD ( $)	Mar. 31, 2010 AA Rating [Member] Other Credit-Risk Related Portfolio Products [Member] JPY ( ¥)	Mar. 31, 2011 AA Rating [Member] Credit-Risk Related Options and Swaptions [Member] JPY ( ¥)	Mar. 31, 2010 AA Rating [Member] Credit-Risk Related Options and Swaptions [Member] JPY ( ¥)	Mar. 31, 2011 AA Rating [Member] Total [Member] JPY ( ¥)	Mar. 31, 2011 AA Rating [Member] Total [Member] USD ( $)	Mar. 31, 2010 AA Rating [Member] Total [Member] JPY ( ¥)	Mar. 31, 2011 A Rating [Member] Single-Name Credit Default Swaps [Member] USD ( $)	Mar. 31, 2011 A Rating [Member] Single-Name Credit Default Swaps [Member] JPY ( ¥)	Mar. 31, 2010 A Rating [Member] Single-Name Credit Default Swaps [Member] JPY ( ¥)	Mar. 31, 2011 A Rating [Member] Credit Default Indices [Member] JPY ( ¥)	Mar. 31, 2011 A Rating [Member] Credit Default Indices [Member] USD ( $)	Mar. 31, 2010 A Rating [Member] Credit Default Indices [Member] JPY ( ¥)	Mar. 31, 2011 A Rating [Member] Other Credit-Risk Related Portfolio Products [Member] USD ( $)	Mar. 31, 2010 A Rating [Member] Other Credit-Risk Related Portfolio Products [Member] JPY ( ¥)	Mar. 31, 2011 A Rating [Member] Credit-Risk Related Options and Swaptions [Member] USD ( $)	Mar. 31, 2011 A Rating [Member] Credit-Risk Related Options and Swaptions [Member] JPY ( ¥)	Mar. 31, 2010 A Rating [Member] Credit-Risk Related Options and Swaptions [Member] JPY ( ¥)	Mar. 31, 2011 A Rating [Member] Total [Member] JPY ( ¥)	Mar. 31, 2011 A Rating [Member] Total [Member] USD ( $)	Mar. 31, 2010 A Rating [Member] Total [Member] JPY ( ¥)	Mar. 31, 2011 BBB Rating [Member] Single-Name Credit Default Swaps [Member] JPY ( ¥)	Mar. 31, 2011 BBB Rating [Member] Single-Name Credit Default Swaps [Member] USD ( $)	Mar. 31, 2010 BBB Rating [Member] Single-Name Credit Default Swaps [Member] JPY ( ¥)	Mar. 31, 2011 BBB Rating [Member] Credit Default Indices [Member] USD ( $)	Mar. 31, 2011 BBB Rating [Member] Credit Default Indices [Member] JPY ( ¥)	Mar. 31, 2010 BBB Rating [Member] Credit Default Indices [Member] JPY ( ¥)	Mar. 31, 2011 BBB Rating [Member] Other Credit-Risk Related Portfolio Products [Member] JPY ( ¥)	Mar. 31, 2010 BBB Rating [Member] Other Credit-Risk Related Portfolio Products [Member] JPY ( ¥)	Mar. 31, 2011 BBB Rating [Member] Credit-Risk Related Options and Swaptions [Member] JPY ( ¥)	Mar. 31, 2011 BBB Rating [Member] Credit-Risk Related Options and Swaptions [Member] USD ( $)	Mar. 31, 2010 BBB Rating [Member] Credit-Risk Related Options and Swaptions [Member] JPY ( ¥)	Mar. 31, 2011 BBB Rating [Member] Total [Member] JPY ( ¥)	Mar. 31, 2011 BBB Rating [Member] Total [Member] USD ( $)	Mar. 31, 2010 BBB Rating [Member] Total [Member] JPY ( ¥)	Mar. 31, 2011 BB Rating [Member] Single-Name Credit Default Swaps [Member] USD ( $)	Mar. 31, 2011 BB Rating [Member] Single-Name Credit Default Swaps [Member] JPY ( ¥)	Mar. 31, 2010 BB Rating [Member] Single-Name Credit Default Swaps [Member] JPY ( ¥)	Mar. 31, 2011 BB Rating [Member] Credit Default Indices [Member] JPY ( ¥)	Mar. 31, 2011 BB Rating [Member] Credit Default Indices [Member] USD ( $)	Mar. 31, 2010 BB Rating [Member] Credit Default Indices [Member] JPY ( ¥)	Mar. 31, 2011 BB Rating [Member] Other Credit-Risk Related Portfolio Products [Member] JPY ( ¥)	Mar. 31, 2010 BB Rating [Member] Other Credit-Risk Related Portfolio Products [Member] JPY ( ¥)	Mar. 31, 2011 BB Rating [Member] Credit-Risk Related Options and Swaptions [Member] JPY ( ¥)	Mar. 31, 2011 BB Rating [Member] Credit-Risk Related Options and Swaptions [Member] USD ( $)	Mar. 31, 2010 BB Rating [Member] Credit-Risk Related Options and Swaptions [Member] JPY ( ¥)	Mar. 31, 2011 BB Rating [Member] Total [Member] JPY ( ¥)	Mar. 31, 2011 BB Rating [Member] Total [Member] USD ( $)	Mar. 31, 2010 BB Rating [Member] Total [Member] JPY ( ¥)	Mar. 31, 2011 Other Rating [Member] Single-Name Credit Default Swaps [Member] JPY ( ¥)		Mar. 31, 2011 Other Rating [Member] Single-Name Credit Default Swaps [Member] USD ( $)		Mar. 31, 2010 Other Rating [Member] Single-Name Credit Default Swaps [Member] JPY ( ¥)		Mar. 31, 2011 Other Rating [Member] Credit Default Indices [Member] JPY ( ¥)		Mar. 31, 2011 Other Rating [Member] Credit Default Indices [Member] USD ( $)		Mar. 31, 2010 Other Rating [Member] Credit Default Indices [Member] JPY ( ¥)		Mar. 31, 2011 Other Rating [Member] Other Credit-Risk Related Portfolio Products [Member] USD ( $)		Mar. 31, 2011 Other Rating [Member] Other Credit-Risk Related Portfolio Products [Member] JPY ( ¥)		Mar. 31, 2010 Other Rating [Member] Other Credit-Risk Related Portfolio Products [Member] JPY ( ¥)		Mar. 31, 2011 Other Rating [Member] Credit-Risk Related Options and Swaptions [Member] USD ( $)	Mar. 31, 2010 Other Rating [Member] Credit-Risk Related Options and Swaptions [Member] JPY ( ¥)		Mar. 31, 2011 Other Rating [Member] Total [Member] JPY ( ¥)		Mar. 31, 2011 Other Rating [Member] Total [Member] USD ( $)		Mar. 31, 2010 Other Rating [Member] Total [Member] JPY ( ¥)		Mar. 31, 2011 Single-Name Credit Default Swaps [Member] JPY ( ¥)	Mar. 31, 2011 Single-Name Credit Default Swaps [Member] USD ( $)	Mar. 31, 2010 Single-Name Credit Default Swaps [Member] JPY ( ¥)	Mar. 31, 2011 Credit Default Indices [Member] JPY ( ¥)	Mar. 31, 2011 Credit Default Indices [Member] USD ( $)	Mar. 31, 2010 Credit Default Indices [Member] JPY ( ¥)	Mar. 31, 2011 Other Credit-Risk Related Portfolio Products [Member] USD ( $)	Mar. 31, 2011 Other Credit-Risk Related Portfolio Products [Member] JPY ( ¥)	Mar. 31, 2010 Other Credit-Risk Related Portfolio Products [Member] JPY ( ¥)	Mar. 31, 2011 Credit-Risk Related Options and Swaptions [Member] USD ( $)	Mar. 31, 2011 Credit-Risk Related Options and Swaptions [Member] JPY ( ¥)	Mar. 31, 2010 Credit-Risk Related Options and Swaptions [Member] JPY ( ¥)	Mar. 31, 2011 Total [Member] USD ( $)	Mar. 31, 2011 Total [Member] JPY ( ¥)	Mar. 31, 2010 Total [Member] JPY ( ¥)
Maximum Potential Payout/Notional	¥ 2,200	$ 26.58	¥ 668	¥ 1,228	$ 14.84	¥ 967	$ 0.27	¥ 22	¥ 23	¥ 25	$ 0.3		¥ 3,475	$ 41.99	¥ 1,658	¥ 1,182	$ 14.28	¥ 922	¥ 375	$ 4.53	¥ 351					¥ 1,557	$ 18.81	¥ 1,273	$ 69.95	¥ 5,789	¥ 4,469	¥ 5,592	$ 67.57	¥ 5,998			$ 0.35	¥ 29		¥ 11,410	$ 137.87	¥ 10,467	¥ 5,722	$ 69.14	¥ 4,912	$ 38.69	¥ 3,202	¥ 3,987			¥ 154	$ 1.86	¥ 2	¥ 9,078	$ 109.69	¥ 8,901	$ 31.25	¥ 2,586	¥ 2,201	¥ 577	$ 6.97	¥ 350			¥ 4	$ 0.05		¥ 3,167	$ 38.27	¥ 2,551	¥ 1,454	[1]	$ 17.57	[1]	¥ 1,487	[1]	¥ 1,692	[1]	$ 20.45	[1]	¥ 1,666	[1]	$ 42.65	[1]	¥ 3,530	[1]	¥ 3,851	[1]	[1]	¥ 5	[1]	¥ 6,676	[1]	$ 80.67	[1]	¥ 7,009	[1]	¥ 18,933	$ 228.77	¥ 14,659	¥ 12,666	$ 153.05	¥ 13,319	$ 42.92	¥ 3,552	¥ 3,874	$ 2.56	¥ 212	¥ 7	$ 427.3	¥ 35,363	¥ 31,859

[1]	"Other" includes credit derivatives where the credit rating of the underlying reference asset is below investment grade or where a rating is unavailable.

Private Equity Business (Details) In Millions, unless otherwise specified	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 USD ( $)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)	Mar. 31, 2008 JPY ( ¥)	Mar. 31, 2011 NPF [Member] JPY ( ¥)	Mar. 31, 2011 NPF [Member] USD ( $)	Mar. 31, 2010 NPF [Member] JPY ( ¥)	Mar. 31, 2011 Ashikaga Holdings [Member]	Mar. 31, 2011 Terra Firma Investments [Member] JPY ( ¥)	Mar. 31, 2011 Terra Firma Investments [Member] USD ( $)	Mar. 31, 2010 Terra Firma Investments [Member] JPY ( ¥)	Mar. 31, 2011 TFCP II [Member] JPY ( ¥)	Mar. 31, 2011 TFCP II [Member] USD ( $)	Mar. 31, 2011 TFCP III [Member] JPY ( ¥)	Mar. 31, 2011 TFCP III [Member] USD ( $)
Investments made in entities entry	21	21
Investments made in entities exit	19	19
Investment at fair value	$ 2,522	¥ 208,754	$ 3,228	¥ 267,168	¥ 253,693	¥ 306,354	¥ 77,793	$ 940	¥ 104,962		¥ 100,395	$ 1,213	¥ 98,683
Ownership percentage										45.50%
Ownership percentage														10.00%	10.00%	2.00%	2.00%
Investments	144	11,915		9,636										228,000	2,760	608,000	7,340
Total commitments														22,802	276	11,510	139
Total commitments after recyclable distributions														4,351	53
Drawn down for investments														¥ 4,172	$ 50	¥ 8,194	$ 99

Investment Company Accounting (Schedule of Aggregate Fair Value and the Cost of Investments) (Details) In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)		Mar. 31, 2011 JPY ( ¥)		Mar. 31, 2010 JPY ( ¥)		Mar. 31, 2010 USD ( $)	Mar. 31, 2009 JPY ( ¥)	Mar. 31, 2008 JPY ( ¥)
Investment Company Accounting
Closing cost	$ 1,793	[1]	¥ 148,358	[1]	¥ 249,609	[1]
Gross unrealized appreciation	1,266		104,807		104,056
Gross unrealized depreciation	(537)		(44,411)		(86,497)
Closing fair value	$ 2,522		¥ 208,754		¥ 267,168		$ 3,228	¥ 253,693	¥ 306,354

[1]	Cost is defined as the historical cost of each investment (i.e. purchase price) as adjusted for subsequent additional investment.

Investment Company Accounting (Schedule of Performance of the Investments) (Details) In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)		Mar. 31, 2011 JPY ( ¥)		Mar. 31, 2010 JPY ( ¥)		Mar. 31, 2009 JPY ( ¥)
Investment Company Accounting
Opening fair value	$ 3,228		¥ 267,168		¥ 253,693		¥ 306,354
Purchase / (sales) of investees during the period	(850)	[1]	(70,292)	[1]	(5,004)	[1]	36,414	[1]
Realized gains / (losses) during the period	122	[2]	10,070	[2]	(2,212)	[2]	49,493	[2]
Change in unrealized gains / (losses) during the period	22	[3]	1,808	[3]	20,691	[3]	(138,568)	[3]
Closing fair value	$ 2,522		¥ 208,754		¥ 267,168		¥ 253,693

[1]	Acquisition cost of new investees and additional investments or sales proceeds of investees disposed of during the period.
[2]	Realized gains and losses are calculated as the difference between sales proceeds and the adjusted historical cost of the investment.
[3]	Includes the effect of foreign exchange movements.

Collateralized Transactions (Fair Value of Securities Received As Collateral) (Details) In Billions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)
Collateralized Transactions
The fair value of securities received as collateral, securities borrowed with collateral and securities borrowed without collateral where Nomura is permitted to sell or repledge the securities	$ 341	¥ 28,262	¥ 22,378
The portion of the above that has been sold (reported with Trading liabilities on the consolidated balance sheets) or repledged	$ 273	¥ 22,576	¥ 19,640

Collateralized Transactions (Assets Owned, Pledged As Collateral) (Details) In Millions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2011 Investment Trust Funds And Other [Member] USD ( $)	Mar. 31, 2011 Investment Trust Funds And Other [Member] JPY ( ¥)	Mar. 31, 2010 Investment Trust Funds And Other [Member] JPY ( ¥)	Mar. 31, 2011 Equities and Convertible Securities [Member] USD ( $)	Mar. 31, 2011 Equities and Convertible Securities [Member] JPY ( ¥)	Mar. 31, 2010 Equities and Convertible Securities [Member] JPY ( ¥)	Mar. 31, 2011 Government and Government Agency Securities [Member] USD ( $)	Mar. 31, 2011 Government and Government Agency Securities [Member] JPY ( ¥)	Mar. 31, 2010 Government and Government Agency Securities [Member] JPY ( ¥)	Mar. 31, 2011 Bank and Corporate Debt Securities [Member] USD ( $)	Mar. 31, 2011 Bank and Corporate Debt Securities [Member] JPY ( ¥)	Mar. 31, 2010 Bank and Corporate Debt Securities [Member] JPY ( ¥)	Mar. 31, 2011 Commercial Mortgage-Backed Securities ("CMBS") [Member] USD ( $)	Mar. 31, 2011 Commercial Mortgage-Backed Securities ("CMBS") [Member] JPY ( ¥)	Mar. 31, 2010 Commercial Mortgage-Backed Securities ("CMBS") [Member] JPY ( ¥)	Mar. 31, 2011 Residential Mortgage-Backed Securities (RMBS) [Member] USD ( $)	Mar. 31, 2011 Residential Mortgage-Backed Securities (RMBS) [Member] JPY ( ¥)	Mar. 31, 2010 Residential Mortgage-Backed Securities (RMBS) [Member] JPY ( ¥)	Mar. 31, 2011 Mortgage and Mortgage-backed Securities [Member] USD ( $)	Mar. 31, 2010 Mortgage and Mortgage-backed Securities [Member] JPY ( ¥)	Mar. 31, 2011 Collateralized Debt Obligation (CDO) [Member] USD ( $)	Mar. 31, 2011 Collateralized Debt Obligation (CDO) [Member] JPY ( ¥)	Mar. 31, 2010 Collateralized Debt Obligation (CDO) [Member] JPY ( ¥)
Trading assets	$ 33,848	¥ 2,801,277	¥ 3,106,920	$ 116	¥ 9,652	¥ 6,048	$ 362	¥ 29,935	¥ 7,623	$ 11,809	¥ 977,291	¥ 2,144,648	$ 1,127	¥ 93,250	¥ 169,251	$ 661	¥ 54,725	¥ 26,072	$ 18,997	¥ 1,572,177	¥ 704,016	$ 0	¥ 32,740	$ 776	¥ 64,247	¥ 16,522
Non-trading debt securities	1,042	86,234	98,860
Investments in and advance to affiliated companies	$ 443	¥ 36,639	¥ 35,933

Collateralized Transactions (Assets Subject to Lien) (Details) In Millions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2011 Loans and Receivables [Member] USD ( $)	Mar. 31, 2011 Loans and Receivables [Member] JPY ( ¥)	Mar. 31, 2010 Loans and Receivables [Member] JPY ( ¥)	Mar. 31, 2011 Trading Assets, Excluding Debt and Equity Securities [Member] USD ( $)	Mar. 31, 2011 Trading Assets, Excluding Debt and Equity Securities [Member] JPY ( ¥)	Mar. 31, 2010 Trading Assets, Excluding Debt and Equity Securities [Member] JPY ( ¥)	Mar. 31, 2011 Office Buildings, Land, Equipment and Facilities [Member] USD ( $)	Mar. 31, 2011 Office Buildings, Land, Equipment and Facilities [Member] JPY ( ¥)	Mar. 31, 2010 Office Buildings, Land, Equipment and Facilities [Member] JPY ( ¥)	Mar. 31, 2011 Non-trading Debt Securities [Member] USD ( $)	Mar. 31, 2011 Non-trading Debt Securities [Member] JPY ( ¥)	Mar. 31, 2010 Non-trading Debt Securities [Member] JPY ( ¥)	Mar. 31, 2011 Other Assets [Member] USD ( $)	Mar. 31, 2010 Other Assets [Member] JPY ( ¥)
Assets subject to lien, Amount	$ 28,242	¥ 2,337,316	¥ 2,456,849	$ 334	¥ 27,635	¥ 389	$ 24,294	¥ 2,010,605	¥ 2,275,746	$ 252	¥ 20,815	¥ 24,947	$ 3,362	¥ 278,261	¥ 143,029	$ 0	¥ 12,738

Securitization and Variable Interest Entities (VIEs)(Narrative)(Details)	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)	Mar. 31, 2011 Maximum [Member]	Mar. 31, 2011 Minimum [Member]	Mar. 31, 2011 Parent Company [Member] USD ( $)	Mar. 31, 2011 Parent Company [Member] JPY ( ¥)	Mar. 31, 2010 Parent Company [Member] JPY ( ¥)
Proceeds received from new securitizations			¥ 210,000,000,000	¥ 137,000,000,000
Recognized gains (losses) on sale			22,000,000	203,000,000
Cumulative balance of financial assets transferred to SPEs	37,960,000,000	3,141,000,000,000	1,657,000,000,000
Cash proceeds from SPEs in new securitizations	5,810,000,000	481,000,000,000
Debt securities issued by special purpose entities initial fair value	27,430,000,000	2,271,000,000,000
Cash proceeds from third parties on the sale of debt securities	17,790,000,000	1,472,000,000,000
Recognized profit on sale in new securitizations	0	200,000,000
Retained interests	2,400,000,000	199,000,000,000	134,000,000,000				2,400,000,000	199,000,000,000	134,000,000,000
Interests held in SPEs	310,000,000	26,000,000,000	5,000,000,000
Outstanding collateral service agreements or written credit default swap agreements	$ 340,000,000	¥ 28,000,000,000	¥ 30,000,000,000
Fair value of firms retained interest, percentage	10.00%	10.00%
Sensitivity of fair value to immediate adverse changes, percentage	20.00%	20.00%
Percentage of changes on fair value based on adverse effect					20.00%	10.00%

Securitization and Variable Interest Entities (VIEs) (Fair Value of Retained Interests) (Details) In Billions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2011 Bank and Corporate Debt Securities [Member] Level 1 [Member] USD ( $)	Mar. 31, 2011 Mortgage and Mortgage-backed Securities [Member] Level 1 [Member] USD ( $)	Mar. 31, 2011 Level 1 [Member] USD ( $)	Mar. 31, 2011 Level 1 [Member] Government and government agency bonds [Member] USD ( $)	Mar. 31, 2011 Bank and Corporate Debt Securities [Member] Level 2 [Member] USD ( $)	Mar. 31, 2011 Mortgage and Mortgage-backed Securities [Member] Level 2 [Member] USD ( $)	Mar. 31, 2011 Level 2 [Member] USD ( $)	Mar. 31, 2011 Level 2 [Member] JPY ( ¥)	Mar. 31, 2011 Level 2 [Member] Government and government agency bonds [Member] USD ( $)	Mar. 31, 2011 Level 2 [Member] Government and government agency bonds [Member] JPY ( ¥)	Mar. 31, 2011 Bank and Corporate Debt Securities [Member] Level 3 [Member] USD ( $)	Mar. 31, 2011 Mortgage and Mortgage-backed Securities [Member] Level 3 [Member] USD ( $)	Mar. 31, 2011 Mortgage and Mortgage-backed Securities [Member] Level 3 [Member] JPY ( ¥)	Mar. 31, 2011 Level 3 [Member] USD ( $)	Mar. 31, 2011 Level 3 [Member] JPY ( ¥)	Mar. 31, 2011 Level 3 [Member] Government and government agency bonds [Member] USD ( $)	Mar. 31, 2011 Bank and Corporate Debt Securities [Member] Investment Grade [Member] USD ( $)	Mar. 31, 2011 Mortgage and Mortgage-backed Securities [Member] Investment Grade [Member] USD ( $)	Mar. 31, 2011 Mortgage and Mortgage-backed Securities [Member] Investment Grade [Member] JPY ( ¥)	Mar. 31, 2011 Investment Grade [Member] USD ( $)	Mar. 31, 2011 Investment Grade [Member] JPY ( ¥)	Mar. 31, 2011 Investment Grade [Member] Government and government agency bonds [Member] USD ( $)	Mar. 31, 2011 Investment Grade [Member] Government and government agency bonds [Member] JPY ( ¥)	Mar. 31, 2011 Bank and Corporate Debt Securities [Member] Other [Member] USD ( $)	Mar. 31, 2011 Mortgage and Mortgage-backed Securities [Member] Other [Member] USD ( $)	Mar. 31, 2011 Other [Member] USD ( $)	Mar. 31, 2011 Other [Member] JPY ( ¥)	Mar. 31, 2011 Other [Member] Government and government agency bonds [Member] USD ( $)	Mar. 31, 2011 Other [Member] Government and government agency bonds [Member] JPY ( ¥)	Mar. 31, 2011 Government and government agency bonds [Member] USD ( $)	Mar. 31, 2011 Government and government agency bonds [Member] JPY ( ¥)	Mar. 31, 2011 Bank and Corporate Debt Securities [Member] USD ( $)	Mar. 31, 2011 Mortgage and Mortgage-backed Securities [Member] USD ( $)	Mar. 31, 2011 Mortgage and Mortgage-backed Securities [Member] JPY ( ¥)
Type of transferred assets	$ 2.4	¥ 199							$ 2.38	¥ 197	$ 2.38	¥ 197	$ 0	$ 0.02	¥ 2	$ 0.02	¥ 2			$ 0.02	¥ 2	$ 2.37	¥ 196	$ 2.35	¥ 194	$ 0		$ 0.03	¥ 3	$ 0.03	¥ 3	$ 2.38	¥ 197	$ 0	$ 0.02	¥ 2

Securitization and Variable Interest Entities (VIEs) (Fair Value of the Firm's Retained Interests and the Sensitivity of this Fair Value) (Details) In Billions, unless otherwise specified	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2010	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)
Securitization and Variable Interest Entities (VIEs)
Fair value of retained interests	$ 2.32		¥ 192	¥ 133
Weighted-average life (Years)	6.3	4.7
Constant prepayment rate	7.10%	8.60%
Impact of 10% adverse change	(0.01)		(0.5)	(0.6)
Impact of 20% adverse change	(0.01)		(1)	(1)
Discount rate	4.70%	4.50%
Impact of 10% adverse change	(0.05)		(4.3)	(2.1)
Impact of 20% adverse change	(0.09)		(7.4)	(4.1)
Sensitivity analysis for material retained interest	$ 2.32		¥ 192	¥ 133

Securitization and Variable Interest Entities (VIEs) (Type and Carrying Value of Financial Assets) (Details) In Billions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)
Securitization and Variable Interest Entities (VIEs)
Equities	$ 1.08	¥ 89	¥ 538
Debt securities	1.33	110	205
Mortgage and mortgage-backed securities	0.42	35	127
Loans	0.27	22	29
Total	3.1	256	899
Long-term borrowings	$ 2.78	¥ 230	¥ 758

Securitization and Variable Interest Entities (VIEs) (Classification of the Consolidated VIEs' Assets and Liabilities) (Details)	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 USD ( $)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)	Mar. 31, 2008 JPY ( ¥)	Mar. 31, 2011 Variable Interest, Held by Sponsor [Member] USD ( $)	Mar. 31, 2011 Variable Interest, Held by Entity [Member] JPY ( ¥)	Mar. 31, 2010 Variable Interest, Held by Entity [Member] JPY ( ¥)
Cash and cash equivalents	$ 19,579,000,000	¥ 1,620,340,000,000	$ 12,333,000,000	¥ 1,020,647,000,000	¥ 613,566,000,000	¥ 507,236,000,000	$ 1,110,000,000	¥ 92,000,000,000	¥ 36,000,000,000
Equities	1,080,000,000	89,000,000,000		538,000,000,000			9,480,000,000	785,000,000,000	222,000,000,000
Debt securities	1,330,000,000	110,000,000,000		205,000,000,000			2,880,000,000	239,000,000,000	49,000,000,000
Mortgage and mortgage-backed securities	420,000,000	35,000,000,000		127,000,000,000			810,000,000	67,000,000,000	46,000,000,000
Investment trust funds and other							90,000,000	8,000,000,000	0
Derivatives							130,000,000	10,000,000,000	1,000,000,000
Private equity investments							10,000,000	1,000,000,000	1,000,000,000
Securities purchased under agreements to resell, fair value option	115,498,000,000	9,558,617,000,000		7,073,926,000,000			70,000,000	6,000,000,000	13,000,000,000
Office buildings, land, equipment and facilities							510,000,000	42,000,000,000	24,000,000,000
Other	6,869,000,000	568,493,000,000		598,746,000,000			1,030,000,000	84,000,000,000	55,000,000,000
Total							16,120,000,000	1,334,000,000,000	447,000,000,000
Debt securities							70,000,000	6,000,000,000	12,000,000,000
Derivatives							380,000,000	32,000,000,000	1,000,000,000
Securities sold under agreements to repurchase, fair value option	130,665,000,000	10,813,797,000,000		8,078,020,000,000			30,000,000	2,000,000,000	13,000,000,000
Short-term borrowings	14,102,000,000	1,167,077,000,000		1,301,664,000,000			30,000,000	2,000,000,000	2,000,000,000
Long-term borrowings	101,534,000,000	8,402,917,000,000		7,199,061,000,000			12,440,000,000	1,030,000,000,000	138,000,000,000
Other	6,673,000,000	552,316,000,000		494,983,000,000			60,000,000	5,000,000,000	5,000,000,000
Total							13,010,000,000	1,077,000,000,000	171,000,000,000
Aircrafts held by special purpose entities	360,000,000	30,000,000,000
Aircraft purchase deposits	$ 180,000,000	¥ 15,000,000,000

Securitization and Variable Interest Entities (VIEs) (Carrying Amount of Assets and Liabilities of Unconsolidated VIEs) (Details) In Billions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2011 Equities [Member] USD ( $)	Mar. 31, 2011 Equities [Member] JPY ( ¥)	Mar. 31, 2010 Equities [Member] JPY ( ¥)	Mar. 31, 2011 Debt Securities [Member] USD ( $)	Mar. 31, 2011 Debt Securities [Member] JPY ( ¥)	Mar. 31, 2010 Debt Securities [Member] JPY ( ¥)	Mar. 31, 2011 Mortgage and Mortgage-backed Securities [Member] USD ( $)	Mar. 31, 2011 Mortgage and Mortgage-backed Securities [Member] JPY ( ¥)	Mar. 31, 2010 Mortgage and Mortgage-backed Securities [Member] JPY ( ¥)	Mar. 31, 2011 Investment Trust Fund and Other [Member] USD ( $)	Mar. 31, 2011 Investment Trust Fund and Other [Member] JPY ( ¥)	Mar. 31, 2010 Investment Trust Fund and Other [Member] JPY ( ¥)	Mar. 31, 2011 Derivatives [Member] USD ( $)	Mar. 31, 2011 Derivatives [Member] JPY ( ¥)	Mar. 31, 2010 Derivatives [Member] JPY ( ¥)	Mar. 31, 2011 Private Equity [Member] USD ( $)	Mar. 31, 2011 Private Equity [Member] JPY ( ¥)	Mar. 31, 2010 Private Equity [Member] JPY ( ¥)	Mar. 31, 2011 Short-Term Borrowings [Member] USD ( $)	Mar. 31, 2011 Short-Term Borrowings [Member] JPY ( ¥)	Mar. 31, 2010 Short-Term Borrowings [Member] JPY ( ¥)	Mar. 31, 2011 Long-Term Borrowings [Member] USD ( $)	Mar. 31, 2011 Long-Term Borrowings [Member] JPY ( ¥)	Mar. 31, 2010 Long-Term Borrowings [Member] JPY ( ¥)	Mar. 31, 2011 Other [Member] USD ( $)	Mar. 31, 2011 Other [Member] JPY ( ¥)	Mar. 31, 2010 Other [Member] JPY ( ¥)	Mar. 31, 2011 Commitments to Extend Credit [Member] USD ( $)	Mar. 31, 2011 Commitments to Extend Credit [Member] JPY ( ¥)	Mar. 31, 2010 Commitments to Extend Credit [Member] JPY ( ¥)
Carrying amount of variable interests, Assets	$ 29.69	¥ 2,457	¥ 289	$ 0.97	¥ 80	¥ 98	$ 1.98	¥ 164	¥ 27	$ 25.01	¥ 2,070	¥ 54	$ 0.97	¥ 80	¥ 3	$ 0.01	¥ 1	¥ 2	$ 0.29	¥ 24		$ 0.03	¥ 3	¥ 31	$ 0.38	¥ 31	¥ 74	$ 0.05	¥ 4	¥ 0
Carrying amount of variable interests, Liabilities	0.1	8	10													0.1	8	10
Maximum exposure to loss to unconsolidated VIEs	$ 30.08	¥ 2,490	¥ 329	$ 0.97	¥ 80	¥ 98	$ 1.98	¥ 164	¥ 27	$ 25.01	¥ 2,070	¥ 54	$ 0.97	¥ 80	¥ 3	$ 0.21	¥ 17	¥ 34	$ 0.29	¥ 24		$ 0.03	¥ 3	¥ 31	$ 0.38	¥ 31	¥ 74	$ 0.05	¥ 4	¥ 0	$ 0.19	¥ 17	¥ 8

Financing Receivables (Summary of the Loans Receivable Reported Within Loans Receivable or Investments in and Advances to Affiliated Companies) (Details) In Millions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2011 Loans at Banks [Member] USD ( $)	Mar. 31, 2011 Loans at Banks [Member] JPY ( ¥)	Mar. 31, 2010 Loans at Banks [Member] JPY ( ¥)	Mar. 31, 2011 Short-Term Secured Margin Loans [Member] USD ( $)	Mar. 31, 2011 Short-Term Secured Margin Loans [Member] JPY ( ¥)	Mar. 31, 2010 Short-Term Secured Margin Loans [Member] JPY ( ¥)	Mar. 31, 2011 Inter-Bank Money Market Loans [Member] USD ( $)	Mar. 31, 2011 Inter-Bank Money Market Loans [Member] JPY ( ¥)	Mar. 31, 2010 Inter-Bank Money Market Loans [Member] JPY ( ¥)	Mar. 31, 2011 Corporate Loans [Member] USD ( $)	Mar. 31, 2011 Corporate Loans [Member] JPY ( ¥)	Mar. 31, 2010 Corporate Loans [Member] JPY ( ¥)	Mar. 31, 2011 Fair Value Option [Member] USD ( $)		Mar. 31, 2011 Fair Value Option [Member] JPY ( ¥)		Mar. 31, 2010 Fair Value Option [Member] JPY ( ¥)
Loans receivable	$ 15,361	¥ 1,271,284	¥ 1,310,375	$ 3,870	¥ 320,296	¥ 264,058	$ 2,500	¥ 206,910	¥ 169,706	$ 100	¥ 8,281	¥ 23,638	$ 8,891	¥ 735,797	¥ 852,973
Loans receivable carried at fair value	15,290	1,265,000	1,299,000													6,696	[1]	554,180	[1]	692,232	[1]
Loans receivable carried at amortized cost	8,665	717,104	618,143
Advances to affiliated companies	$ 154	¥ 12,766	¥ 3,632

[1]	Accounted for at fair value through election of the fair value option

Financing Receivables (Summary of Changes in the Allowance for Doubtful Accounts) (Details) In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)		Mar. 31, 2011 JPY ( ¥)		Mar. 31, 2010 JPY ( ¥)		Mar. 31, 2009 JPY ( ¥)
Financing Receivables
Total allowance for doubtful accounts, Balance at beginning of year	$ 66		¥ 5,425		¥ 3,765		¥ 1,399
Total allowance for doubtful accounts, Provision for losses	(8)		(690)		2,214		3,089
Total allowance for doubtful accounts, Charge-offs	(1)		(91)		(1,637)		(318)
Total allowance for doubtful accounts, Other	2	[1]	216	[1]	1,083	[1]	(405)	[1]
Total allowance for doubtful accounts, Balance at end of year	$ 59		¥ 4,860		¥ 5,425		¥ 3,765

[1]	Includes gains and losses resulting from foreign currency translation adjustments.

Financing Receivables (Changes in the Allowance for Losses by Portfolio Segment) (Details) In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)		Mar. 31, 2011 JPY ( ¥)		Mar. 31, 2010 JPY ( ¥)		Mar. 31, 2009 JPY ( ¥)		Mar. 31, 2011 Loans at Banks [Member] USD ( $)		Mar. 31, 2011 Loans at Banks [Member] JPY ( ¥)		Mar. 31, 2011 Short-Term Secured Margin Loans [Member] USD ( $)		Mar. 31, 2011 Short-Term Secured Margin Loans [Member] JPY ( ¥)		Mar. 31, 2011 Inter-Bank Money Market Loans [Member] USD ( $)	Mar. 31, 2011 Inter-Bank Money Market Loans [Member] JPY ( ¥)	Mar. 31, 2011 Corporate Loans [Member] USD ( $)		Mar. 31, 2011 Corporate Loans [Member] JPY ( ¥)		Mar. 31, 2011 Advances to Affiliated Companies [Member] USD ( $)	Mar. 31, 2011 Advances to Affiliated Companies [Member] JPY ( ¥)
Total allowance for doubtful accounts, Balance at beginning of year	$ 66		¥ 5,425		¥ 3,765		¥ 1,399
Total allowance for doubtful accounts, Provision for losses	(8)		(690)		2,214		3,089
Total allowance for doubtful accounts, Charge-offs	(1)		(91)		(1,637)		(318)
Total allowance for doubtful accounts, Other	2	[1]	216	[1]	1,083	[1]	(405)	[1]
Total allowance for doubtful accounts, Balance at end of year	59		4,860		5,425		3,765
Allowance for receivables other than loans, Balance at beginning of year	13		1,036
Allowance for receivables other than loans, Provision for losses	2		143
Allowance for receivables other than loans, Charge-offs	(1)		(59)
Allowance for receivables other than loans, Other	(1)	[1]	(69)	[1]
Allowance for receivables other than loans, Balance at end of year	13		1,051		1,036
Total allowance for loan losses, Balance at beginning of year	53		4,389						9		783		0		25		0	5	44		3,576
Total allowance for loan losses, Provision for losses	(10)		(833)						(3)		(253)		0		13		0	(5)	(7)		(599)		0	11
Total allowance for loan losses, Charge-offs	0		(32)						0		(32)
Total allowance for loan losses, Other	3	[1]	285	[1]					(2)	[1]	(159)	[1]	0	[1]	(1)	[1]			5	[1]	445	[1]
Total allowance for loan losses, Balance at end of year	$ 46		¥ 3,809		¥ 4,389				$ 4		¥ 339		$ 0		¥ 37				$ 42		¥ 3,422		$ 0	¥ 11

[1]	Includes gains and losses resulting from foreign currency translation adjustments.

Financing Receivables (Schedule of Allowance for Loan Losses and Loans by Impairment Methodology and Type of Loans) (Details) In Millions	12 Months Ended				12 Months Ended				12 Months Ended								12 Months Ended				12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 USD ( $)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2011 Loans at Banks [Member] USD ( $)	Mar. 31, 2011 Loans at Banks [Member] JPY ( ¥)	Mar. 31, 2010 Loans at Banks [Member] USD ( $)	Mar. 31, 2010 Loans at Banks [Member] JPY ( ¥)	Mar. 31, 2011 Short-Term Secured Margin Loans [Member] USD ( $)	Mar. 31, 2011 Short-Term Secured Margin Loans [Member] JPY ( ¥)	Mar. 31, 2010 Short-Term Secured Margin Loans [Member] USD ( $)	Mar. 31, 2010 Short-Term Secured Margin Loans [Member] JPY ( ¥)	Mar. 31, 2011 Inter-Bank Money Market Loans [Member] USD ( $)	Mar. 31, 2011 Inter-Bank Money Market Loans [Member] JPY ( ¥)	Mar. 31, 2010 Inter-Bank Money Market Loans [Member] USD ( $)	Mar. 31, 2010 Inter-Bank Money Market Loans [Member] JPY ( ¥)	Mar. 31, 2011 Corporate Loans [Member] USD ( $)	Mar. 31, 2011 Corporate Loans [Member] JPY ( ¥)	Mar. 31, 2010 Corporate Loans [Member] USD ( $)	Mar. 31, 2010 Corporate Loans [Member] JPY ( ¥)	Mar. 31, 2011 Advances to Affiliated Companies [Member] USD ( $)	Mar. 31, 2011 Advances to Affiliated Companies [Member] JPY ( ¥)
Allowance by impairment methodology, Evaluated individually	$ 40	¥ 3,279			$ 0	¥ 7											$ 40	¥ 3,272
Allowance by impairment methodology, Evaluated collectively	6	530			4	332			0	37							2	150			0	11
Total allowance for loan losses	46	3,809	53	4,389	4	339	9	783	0	37	0	25			0	5	42	3,422	44	3,576	0	11
Loans by impairment methodology, Evaluated individually	2,870	237,547			0	7							100	8,281			2,764	228,776			6	483
Loans by impairment methodology, Evaluated collectively	5,949	492,323			3,109	257,270			2,500	206,910							192	15,860			148	12,283
Loans Receivable, Net	$ 8,819	¥ 729,870			$ 3,109	¥ 257,277			$ 2,500	¥ 206,910			$ 100	¥ 8,281			$ 2,956	¥ 244,636			$ 154	¥ 12,766

Financing Receivables (Analysis of Each Class of Loans Not Carried At Fair Value Using Internal Ratings or Equivalent Credit Quality Indicators) (Details) In Millions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2011 Secured Loans at Banks [Member] AAA-BBB [Member] USD ( $)	Mar. 31, 2011 Secured Loans at Banks [Member] AAA-BBB [Member] JPY ( ¥)	Mar. 31, 2011 Secured Loans at Banks [Member] BB-CCC [Member] USD ( $)	Mar. 31, 2011 Secured Loans at Banks [Member] BB-CCC [Member] JPY ( ¥)	Mar. 31, 2011 Secured Loans at Banks [Member] Others [Member] USD ( $)		Mar. 31, 2011 Secured Loans at Banks [Member] Others [Member] JPY ( ¥)		Mar. 31, 2011 Secured Loans at Banks [Member] Total [Member] USD ( $)	Mar. 31, 2011 Secured Loans at Banks [Member] Total [Member] JPY ( ¥)	Mar. 31, 2011 Unsecured Loans at Banks [Member] AAA-BBB [Member] USD ( $)	Mar. 31, 2011 Unsecured Loans at Banks [Member] AAA-BBB [Member] JPY ( ¥)	Mar. 31, 2011 Unsecured Loans at Banks [Member] CC-D [Member] USD ( $)	Mar. 31, 2011 Unsecured Loans at Banks [Member] CC-D [Member] JPY ( ¥)	Mar. 31, 2011 Unsecured Loans at Banks [Member] Total [Member] USD ( $)	Mar. 31, 2011 Unsecured Loans at Banks [Member] Total [Member] JPY ( ¥)	Mar. 31, 2011 Short-Term Secured Margin Loans [Member] USD ( $)	Mar. 31, 2011 Short-Term Secured Margin Loans [Member] JPY ( ¥)	Mar. 31, 2011 Short-Term Secured Margin Loans [Member] Others [Member] USD ( $)		Mar. 31, 2011 Short-Term Secured Margin Loans [Member] Others [Member] JPY ( ¥)		Mar. 31, 2011 Short-Term Secured Margin Loans [Member] Total [Member] USD ( $)	Mar. 31, 2011 Short-Term Secured Margin Loans [Member] Total [Member] JPY ( ¥)	Mar. 31, 2011 Secured Inter-Bank Money Market Loans [Member] AAA-BBB [Member] USD ( $)	Mar. 31, 2011 Secured Inter-Bank Money Market Loans [Member] AAA-BBB [Member] JPY ( ¥)	Mar. 31, 2011 Secured Inter-Bank Money Market Loans [Member] Total [Member] USD ( $)	Mar. 31, 2011 Secured Inter-Bank Money Market Loans [Member] Total [Member] JPY ( ¥)	Mar. 31, 2011 Secured Corporate Loans [Member] AAA-BBB [Member] USD ( $)	Mar. 31, 2011 Secured Corporate Loans [Member] AAA-BBB [Member] JPY ( ¥)	Mar. 31, 2011 Secured Corporate Loans [Member] BB-CCC [Member] USD ( $)	Mar. 31, 2011 Secured Corporate Loans [Member] BB-CCC [Member] JPY ( ¥)	Mar. 31, 2011 Secured Corporate Loans [Member] CC-D [Member] USD ( $)	Mar. 31, 2011 Secured Corporate Loans [Member] CC-D [Member] JPY ( ¥)	Mar. 31, 2011 Secured Corporate Loans [Member] Others [Member] USD ( $)		Mar. 31, 2011 Secured Corporate Loans [Member] Others [Member] JPY ( ¥)		Mar. 31, 2011 Secured Corporate Loans [Member] Total [Member] USD ( $)	Mar. 31, 2011 Secured Corporate Loans [Member] Total [Member] JPY ( ¥)	Mar. 31, 2011 Unsecured Corporate Loans [Member] AAA-BBB [Member] USD ( $)	Mar. 31, 2011 Unsecured Corporate Loans [Member] AAA-BBB [Member] JPY ( ¥)	Mar. 31, 2011 Unsecured Corporate Loans [Member] BB-CCC [Member] USD ( $)	Mar. 31, 2011 Unsecured Corporate Loans [Member] BB-CCC [Member] JPY ( ¥)	Mar. 31, 2011 Unsecured Corporate Loans [Member] CC-D [Member] USD ( $)	Mar. 31, 2011 Unsecured Corporate Loans [Member] CC-D [Member] JPY ( ¥)	Mar. 31, 2011 Unsecured Corporate Loans [Member] Total [Member] USD ( $)	Mar. 31, 2011 Unsecured Corporate Loans [Member] Total [Member] JPY ( ¥)	Mar. 31, 2011 Advances to Affiliated Companies [Member] USD ( $)	Mar. 31, 2011 Advances to Affiliated Companies [Member] JPY ( ¥)	Mar. 31, 2011 Advances to Affiliated Companies [Member] AAA-BBB [Member] USD ( $)	Mar. 31, 2011 Advances to Affiliated Companies [Member] AAA-BBB [Member] JPY ( ¥)	Mar. 31, 2011 Advances to Affiliated Companies [Member] Others [Member] USD ( $)		Mar. 31, 2011 Advances to Affiliated Companies [Member] Others [Member] JPY ( ¥)		Mar. 31, 2011 Advances to Affiliated Companies [Member] Total [Member] USD ( $)	Mar. 31, 2011 Advances to Affiliated Companies [Member] Total [Member] JPY ( ¥)	Mar. 31, 2011 AAA-BBB [Member] USD ( $)	Mar. 31, 2011 AAA-BBB [Member] JPY ( ¥)	Mar. 31, 2011 BB-CCC [Member] USD ( $)	Mar. 31, 2011 BB-CCC [Member] JPY ( ¥)	Mar. 31, 2011 CC-D [Member] USD ( $)	Mar. 31, 2011 CC-D [Member] JPY ( ¥)	Mar. 31, 2011 Others [Member] USD ( $)		Mar. 31, 2011 Others [Member] JPY ( ¥)		Mar. 31, 2011 Total [Member] USD ( $)	Mar. 31, 2011 Total [Member] JPY ( ¥)
Loans receivable	$ 8,819	¥ 729,870	$ 1,353	¥ 111,841	$ 211	¥ 17,449	$ 305	[1]	¥ 25,344	[1]	$ 1,869	¥ 154,634	$ 1,240	¥ 102,636	$ 0	¥ 7	$ 1,240	¥ 102,643	$ 2,500	¥ 206,910	$ 2,500	[1]	¥ 206,910	[1]	$ 2,500	¥ 206,910	$ 100	¥ 8,281	$ 100	¥ 8,281	$ 369	¥ 30,567	$ 62	¥ 5,170	$ 24	¥ 2,000	$ 1,484	[1]	¥ 122,750	[1]	$ 1,939	¥ 160,487	$ 366	¥ 30,309	$ 634	¥ 52,445	$ 17	¥ 1,395	$ 1,017	¥ 84,149	$ 154	¥ 12,766	$ 148	¥ 12,283	$ 6	[1]	¥ 483	[1]	$ 154	¥ 12,766	$ 3,576	¥ 295,917	$ 907	¥ 75,064	$ 41	¥ 3,402	$ 4,295	[1]	¥ 355,487	[1]	$ 8,819	¥ 729,870

[1]	Relate to collateral exposures where a specified ratio of LTV is maintained.

Business Combinations (Narrative) (Details)	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2010 JPY ( ¥)	Sep. 30, 2009 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)	Sep. 30, 2009 Nomura Global Markets Segment [Member] JPY ( ¥)	Sep. 30, 2009 Investment Banking Segment [Member] JPY ( ¥)	Sep. 30, 2009 Lehman Brothers Fixed Income Securities Private Limited [Member] JPY ( ¥)
Business acquisition date	October 2008
Increase in goodwill due to business combinations		¥ 13,003,000,000
Goodwill, Business acquisition			23,224,000,000		15,000,000,000	8,000,000,000
Incurred acquisition cost							48,159,000,000
Assumed liabilities							26,241,000,000
Total restructuring costs		2,000,000,000		7,000,000,000
Shares purchased	$ 38,000,000,000

Business Combinations (Summary of the Fair Value of the Assets Acquired, Including Goodwill, And the Liabilities Assumed, As of the Acquisition Date) (Details)	6 Months Ended
	Sep. 30, 2008	Mar. 31, 2011 USD ( $)	Sep. 30, 2009 JPY ( ¥)		Sep. 30, 2009 Nomura Global Markets Segment [Member] JPY ( ¥)	Sep. 30, 2009 Investment Banking Segment [Member] JPY ( ¥)
Cash and cash deposits			¥ 7,815,000,000
Loans and receivables			1,419,000,000
Office buildings, land, equipment and facilities			23,016,000,000
Intangible assets			26,420,000,000	[1]
Other			6,130,000,000
Total assets			64,800,000,000
Payables and deposits			11,080,000,000
Other			28,785,000,000
Total liabilities			39,865,000,000
Net assets			24,935,000,000
Acquisition costs			48,159,000,000	[2]
Goodwill			23,224,000,000		15,000,000,000	8,000,000,000
Weighted-average amortization period of intangible assets	10
Residual value of intangible assets
Goodwill, Business acquisition			23,224,000,000		15,000,000,000	8,000,000,000
Goodwill deductible for tax purposes			¥ 8,000,000,000

[1]	Intangible assets primarily comprise the fair value of client relationships and favorable lease agreements, which will be amortized based on a weighted-average amortization period of 10 years with no residual value.
[2]	Acquisition costs primarily comprise the fair value of consideration given and direct acquisition costs incurred.

Business Combinations (Summary of Pro Forma Financial Information) (Details) (JPY ¥) In Millions, except Per Share data	12 Months Ended
Mar. 31, 2009
Business Combinations
Total revenue	¥ 679,920
Net income (loss) attributable to NHI	¥ (794,081)
Basic EPS	¥ (408.92)
Diluted EPS	¥ (410.55)

Other Assets-Other / Other liabilities (Narrative) (Details) In Millions, unless otherwise specified	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2011 Maximum [Member]	Mar. 31, 2011 Minimum [Member]
Other intangible assets subject to amortization, customer relationship, gross carrying amount	$ 677	¥ 56,023	¥ 59,513
Other intangible assets subject to amortization, customer relationship, weighted average period				15	10
Other intangible assets not subject to amortization, gross carrying amount	99	8,231	8,015
Accumulated amortization of other intangible assets	$ 213	¥ 17,643	¥ 13,331

Other Assets-Other / Other Liabilities (Schedule of Other Assets-Other / Other Liabilities) (Details) In Millions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)
Other Assets-Other / Other Liabilities
Securities received as collateral	$ 527	¥ 43,624	¥ 5,503
Goodwill and other intangible assets	1,412	116,834	134,015
Deferred tax assets	2,923	241,911	308,679
Investments in equity securities for other than operating purposes	144	11,915	9,636
Other	1,863	154,209	140,913
Total	6,869	568,493	598,746
Obligation to return securities received as collateral	527	43,624	5,503
Accrued income taxes	122	10,123	28,015
Other accrued expenses and provisions	4,882	404,048	411,327
Other	1,142	94,521	50,138
Total	6,673	552,316	494,983
Investments, listed equity securities	79	6,496	5,236
Investments, unlisted equity securities	$ 65	¥ 5,419	¥ 4,400

Other Assets-Other / Other Liabilities (Changes in Goodwill) (Details) In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 USD ( $)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2010 Nexen Energy Marketing London [Member] USD ( $)	Mar. 31, 2010 Nexen Energy Marketing London [Member] JPY ( ¥)	Mar. 31, 2010 NikkoCiti Trust and Banking Corporation [Member] USD ( $)	Mar. 31, 2010 NikkoCiti Trust and Banking Corporation [Member] JPY ( ¥)	Mar. 31, 2010 Torc Investments & Research [Member] USD ( $)	Mar. 31, 2010 Torc Investments & Research [Member] JPY ( ¥)	Mar. 31, 2010 Lehman [Member] USD ( $)	Mar. 31, 2010 Lehman [Member] JPY ( ¥)	Mar. 31, 2011 Nomura Global Markets Segment [Member] USD ( $)	Mar. 31, 2011 Nomura Global Markets Segment [Member] JPY ( ¥)
Balance at beginning of year	$ 965	¥ 79,818		¥ 70,459									$ 843	¥ 69,800
Increase in goodwill due to business combinations				13,003	8	702	10	902	13	1,193	109	10,206
Other	(116)	(9,595)		(3,644)
Balance at end of year	849	70,223	965	79,818									843	69,800
Currency translation adjustments, decrease amount	$ 88	¥ 7,276	$ 38	¥ 3,560

Borrowings (Narrative) (Details) In Millions, unless otherwise specified	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2011 Fixed Rate Obligations [Member]	Mar. 31, 2010 Fixed Rate Obligations [Member]	Mar. 31, 2011 Floating Rate Obligations [Member]	Mar. 31, 2010 Floating Rate Obligations [Member]	Mar. 31, 2011 Index Or Equity Linked Obligations [Member]	Mar. 31, 2010 Index Or Equity Linked Obligations [Member]
Long-term borrowings, Maturities start period				2011	2010	2011	2010	2011	2010
Long-term borrowings, Maturities end period				2035	2056	2038	2052	2042	2042
Long-term borrowings, Minimum interest rate				0	0.1	0.1	0.04	0	0
Long-term borrowings, Maximum interest rate				10.01	7	8.3	3.95	32.5	23.95
Unutilized borrowing facilities	$ 1,503	¥ 124,380	¥ 172,309
Subordinated borrowings	$ 12,799	¥ 1,059,261	¥ 908,755

Borrowings (Short-term and Long-term Borrowings) (Details) In Millions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2011 Fixed Rate Obligations [Member] Japanese Yen Denominated [Member] USD ( $)	Mar. 31, 2011 Fixed Rate Obligations [Member] Japanese Yen Denominated [Member] JPY ( ¥)	Mar. 31, 2010 Fixed Rate Obligations [Member] Japanese Yen Denominated [Member] JPY ( ¥)	Mar. 31, 2011 Fixed Rate Obligations [Member] Non-Japanese Yen Denominated [Member] USD ( $)	Mar. 31, 2011 Fixed Rate Obligations [Member] Non-Japanese Yen Denominated [Member] JPY ( ¥)	Mar. 31, 2010 Fixed Rate Obligations [Member] Non-Japanese Yen Denominated [Member] JPY ( ¥)	Mar. 31, 2011 Floating Rate Obligations [Member] Japanese Yen Denominated [Member] USD ( $)	Mar. 31, 2011 Floating Rate Obligations [Member] Japanese Yen Denominated [Member] JPY ( ¥)	Mar. 31, 2010 Floating Rate Obligations [Member] Japanese Yen Denominated [Member] JPY ( ¥)	Mar. 31, 2011 Floating Rate Obligations [Member] Non-Japanese Yen Denominated [Member] USD ( $)	Mar. 31, 2011 Floating Rate Obligations [Member] Non-Japanese Yen Denominated [Member] JPY ( ¥)	Mar. 31, 2010 Floating Rate Obligations [Member] Non-Japanese Yen Denominated [Member] JPY ( ¥)	Mar. 31, 2011 Index Or Equity Linked Obligations [Member] Japanese Yen Denominated [Member] USD ( $)	Mar. 31, 2011 Index Or Equity Linked Obligations [Member] Japanese Yen Denominated [Member] JPY ( ¥)	Mar. 31, 2010 Index Or Equity Linked Obligations [Member] Japanese Yen Denominated [Member] JPY ( ¥)	Mar. 31, 2011 Index Or Equity Linked Obligations [Member] Non-Japanese Yen Denominated [Member] USD ( $)	Mar. 31, 2011 Index Or Equity Linked Obligations [Member] Non-Japanese Yen Denominated [Member] JPY ( ¥)	Mar. 31, 2010 Index Or Equity Linked Obligations [Member] Non-Japanese Yen Denominated [Member] JPY ( ¥)	Mar. 31, 2011 Long-Term Borrowings [Member] USD ( $)	Mar. 31, 2011 Long-Term Borrowings [Member] JPY ( ¥)	Mar. 31, 2010 Long-Term Borrowings [Member] JPY ( ¥)	Mar. 31, 2011 Short-Term Borrowings [Member] USD ( $)	Mar. 31, 2011 Short-Term Borrowings [Member] JPY ( ¥)	Mar. 31, 2010 Short-Term Borrowings [Member] JPY ( ¥)	Mar. 31, 2011 Bonds And Notes Issued [Member] USD ( $)	Mar. 31, 2011 Bonds And Notes Issued [Member] JPY ( ¥)	Mar. 31, 2010 Bonds And Notes Issued [Member] JPY ( ¥)	Mar. 31, 2011 Long Term Borrowings From Banks And Financial Institutions [Member] USD ( $)	Mar. 31, 2011 Long Term Borrowings From Banks And Financial Institutions [Member] JPY ( ¥)	Mar. 31, 2010 Long Term Borrowings From Banks And Financial Institutions [Member] JPY ( ¥)
Commercial paper																									$ 4,586	¥ 379,500	¥ 484,614
Bank borrowings																									6,812	563,748	631,879
Other																									2,704	223,829	185,171
Total, Short-term borrowings	14,102	1,167,077	1,301,664																						14,102	1,167,077	1,301,664
Long-term borrowings from banks and other financial institutions																						30,925	2,559,325	2,235,948
Bonds and notes issued				16,503	1,365,805	1,157,449	9,046	748,626	534,494	10,840	897,147	139,824	4,408	364,796	194,427	15,120	1,251,330	1,434,094	11,911	985,723	744,428							67,828	5,613,427	4,204,716
Sub-Total	98,753	8,172,752	6,440,664
Trading balances of secured borrowings	2,781	230,165	758,397
Total, Long-term borrowings	101,534	8,402,917	7,199,061
Secured Debt																									$ 534	¥ 44,159	¥ 25,411	$ 12,093	¥ 1,000,856	¥ 66,078	$ 74	¥ 6,093	¥ 30,879

Borrowings (Long-term Borrowings) (Details) In Millions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)
Borrowings
Debt issued by the Company	$ 38,733	¥ 3,205,519	¥ 2,674,768
Debt issued by subsidiaries-guaranteed by the Company	27,432	2,270,308	2,145,020
Debt issued by subsidiaries-not guaranteed by the Company	35,369	2,927,090	2,379,273
Total	$ 101,534	¥ 8,402,917	¥ 7,199,061

Borrowings (Effective Weighted-Average Interest Rates Of Borrowings) (Details)	Mar. 31, 2011	Mar. 31, 2010
Short-term borrowings	0.63%	0.94%
Long-term borrowings	1.48%	1.60%
Fixed Rate Obligations [Member]
Long-term borrowings	2.30%	2.03%
Floating Rate Obligations [Member]
Long-term borrowings	0.99%	1.14%
Index Or Equity Linked Obligations [Member]
Long-term borrowings	1.20%	1.62%

Borrowings (Maturities of Long-term Borrowings) (Details) In Millions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)
Borrowings
Aggregate annual maturities of long-term borrowings, year one	$ 10,778	¥ 892,016	¥ 477,200
Aggregate annual maturities of long-term borrowings, year two	11,850	980,689	742,663
Aggregate annual maturities of long-term borrowings, year three	11,320	936,836	885,951
Aggregate annual maturities of long-term borrowings, year four	14,975	1,239,348	418,999
Aggregate annual maturities of long-term borrowings, year five	10,350	856,532	866,280
Aggregate annual maturities of long-term borrowings, after year five	39,480	3,267,331	3,049,571
Sub-Total	98,753	8,172,752	6,440,664
Trading balances of secured borrowings	2,781	230,165	758,397
Total	$ 101,534	¥ 8,402,917	¥ 7,199,061

Earnings Per Share (Narrative) (Details) In Millions, except Share data	0 Months Ended	12 Months Ended				0 Months Ended	1 Months Ended		0 Months Ended	1 Months Ended
	Aug. 31, 2010 JPY ( ¥)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010	Mar. 31, 2009	Mar. 31, 2010 JPY ( ¥)	Oct. 13, 2009 Public Offering [Member] JPY ( ¥)	Oct. 31, 2009 Public Offering [Member]	Mar. 31, 2009 Public Offering [Member]	Oct. 27, 2009 Third Party Allotment [Member] USD ( $)	Oct. 31, 2009 Third Party Allotment [Member]	Mar. 31, 2009 Third Party Allotment [Member]
Antidilutive stock options to purchase common shares		59,670,700	12,436,800	266,942,428
Convertible bonds, value					¥ 110,000
Conversion of convertible bonds			258,040,481
Balance of outstanding convertible bonds		0
New issue			800,000,000	695,172,900		766,000,000	766,000,000	661,572,900	34,000,000	34,000,000	33,600,000
Issuance of common stock						416,949			18,507
Share buyback, common shares	75,000,000	75,000,000
Share buyback, common shares (value)	¥ 37,362	¥ 50,000

Earnings Per Share (Summary of Net Income (Loss) Attributable to NHI Common Shareholders Per Share Basic and Diluted) (Details) In Millions, except Share data	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)
Earnings Per Share
Net income (loss) attributable to NHI, basic	$ 346	¥ 28,661	¥ 67,798	¥ (708,192)
Weighted average number of shares outstanding, basic	3,627,798,587	3,627,798,587	3,126,790,289	1,941,906,637
Net income (loss) attributable to NHI common shareholders per share, basic	$ 0.1	¥ 7.9	¥ 21.68	¥ (364.69)
Net income (loss) attributable to NHI, diluted	$ 346	¥ 28,642	¥ 67,784	¥ (708,207)
Weighted average number of shares outstanding, diluted	3,642,689,381	3,642,689,381	3,139,394,052	1,934,159,290
Net income (loss) attributable to NHI common shareholders per share, diluted	$ 0.09	¥ 7.86	¥ 21.59	¥ (366.16)

Employee Benefit Plans (Narrative) (Details) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2012 USD ( $)	Mar. 31, 2012 JPY ( ¥)	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)	Mar. 31, 2010 USD ( $)	Mar. 31, 2011 Non Japan Plan [Member] Level 1 [Member] USD ( $)	Mar. 31, 2011 Non Japan Plan [Member] Level 1 [Member] JPY ( ¥)	Mar. 31, 2010 Non Japan Plan [Member] Level 1 [Member] JPY ( ¥)	Mar. 31, 2011 Non Japan Plan [Member] Level 2 [Member] USD ( $)	Mar. 31, 2011 Non Japan Plan [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2010 Non Japan Plan [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2011 Non Japan Plan [Member] Level 3 [Member] USD ( $)	Mar. 31, 2011 Non Japan Plan [Member] Level 3 [Member] JPY ( ¥)	Mar. 31, 2010 Non Japan Plan [Member] Level 3 [Member] JPY ( ¥)	Mar. 31, 2011 Equities [Member] USD ( $)	Mar. 31, 2011 Equities [Member] JPY ( ¥)	Mar. 31, 2010 Equities [Member] JPY ( ¥)	Mar. 31, 2011 Equities [Member] Level 1 [Member] USD ( $)	Mar. 31, 2011 Equities [Member] Level 1 [Member] JPY ( ¥)	Mar. 31, 2010 Equities [Member] Level 1 [Member] JPY ( ¥)	Mar. 31, 2011 Private Equity [Member] USD ( $)	Mar. 31, 2011 Private Equity [Member] JPY ( ¥)	Mar. 31, 2010 Private Equity [Member] JPY ( ¥)	Mar. 31, 2011 Private Equity [Member] Level 3 [Member] USD ( $)	Mar. 31, 2011 Private Equity [Member] Level 3 [Member] JPY ( ¥)	Mar. 31, 2010 Private Equity [Member] Level 3 [Member] USD ( $)	Mar. 31, 2010 Private Equity [Member] Level 3 [Member] JPY ( ¥)	Mar. 31, 2009 Private Equity [Member] Level 3 [Member] JPY ( ¥)	Mar. 31, 2011 Japanese Government Securities [Member] USD ( $)	Mar. 31, 2011 Japanese Government Securities [Member] JPY ( ¥)	Mar. 31, 2010 Japanese Government Securities [Member] JPY ( ¥)	Mar. 31, 2011 Japanese Government Securities [Member] Level 1 [Member] USD ( $)	Mar. 31, 2011 Japanese Government Securities [Member] Level 1 [Member] JPY ( ¥)	Mar. 31, 2010 Japanese Government Securities [Member] Level 1 [Member] JPY ( ¥)	Mar. 31, 2011 Japanese Agency and Municipal Securities [Member] USD ( $)	Mar. 31, 2010 Japanese Agency and Municipal Securities [Member] JPY ( ¥)	Mar. 31, 2011 Japanese Agency and Municipal Securities [Member] Level 1 [Member] USD ( $)	Mar. 31, 2010 Japanese Agency and Municipal Securities [Member] Level 1 [Member] JPY ( ¥)	Mar. 31, 2011 Japanese Agency and Municipal Securities [Member] Level 2 [Member] USD ( $)	Mar. 31, 2011 Japanese Agency and Municipal Securities [Member] Level 3 [Member] USD ( $)	Mar. 31, 2011 Foreign Government Securities [Member] USD ( $)	Mar. 31, 2010 Foreign Government Securities [Member] JPY ( ¥)	Mar. 31, 2011 Foreign Government Securities [Member] Level 1 [Member] USD ( $)	Mar. 31, 2010 Foreign Government Securities [Member] Level 1 [Member] JPY ( ¥)	Mar. 31, 2011 Foreign Government Securities [Member] Level 2 [Member] USD ( $)	Mar. 31, 2011 Foreign Government Securities [Member] Level 3 [Member] USD ( $)	Mar. 31, 2011 Bank and Corporate Debt Securities [Member] USD ( $)	Mar. 31, 2010 Bank and Corporate Debt Securities [Member] JPY ( ¥)	Mar. 31, 2011 Bank and Corporate Debt Securities [Member] Level 1 [Member] USD ( $)	Mar. 31, 2011 Bank and Corporate Debt Securities [Member] Level 2 [Member] USD ( $)	Mar. 31, 2010 Bank and Corporate Debt Securities [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2011 Bank and Corporate Debt Securities [Member] Level 3 [Member] USD ( $)	Mar. 31, 2011 Investment Trust Funds And Other [Member] USD ( $)		Mar. 31, 2011 Investment Trust Funds And Other [Member] JPY ( ¥)		Mar. 31, 2010 Investment Trust Funds And Other [Member] JPY ( ¥)		Mar. 31, 2011 Investment Trust Funds And Other [Member] Level 2 [Member] USD ( $)		Mar. 31, 2011 Investment Trust Funds And Other [Member] Level 2 [Member] JPY ( ¥)		Mar. 31, 2010 Investment Trust Funds And Other [Member] Level 2 [Member] JPY ( ¥)		Mar. 31, 2011 Investment Trust Funds And Other [Member] Level 3 [Member] USD ( $)		Mar. 31, 2011 Investment Trust Funds And Other [Member] Level 3 [Member] JPY ( ¥)		Mar. 31, 2010 Investment Trust Funds And Other [Member] Level 3 [Member] USD ( $)	Mar. 31, 2010 Investment Trust Funds And Other [Member] Level 3 [Member] JPY ( ¥)		Mar. 31, 2009 Investment Trust Funds And Other [Member] Level 3 [Member] JPY ( ¥)	Mar. 31, 2011 Life Insurance Company General Accounts [Member] USD ( $)	Mar. 31, 2011 Life Insurance Company General Accounts [Member] JPY ( ¥)	Mar. 31, 2010 Life Insurance Company General Accounts [Member] JPY ( ¥)	Mar. 31, 2011 Life Insurance Company General Accounts [Member] Level 2 [Member] USD ( $)	Mar. 31, 2011 Life Insurance Company General Accounts [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2010 Life Insurance Company General Accounts [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2011 Other Assets [Member] USD ( $)	Mar. 31, 2011 Other Assets [Member] JPY ( ¥)	Mar. 31, 2010 Other Assets [Member] JPY ( ¥)	Mar. 31, 2011 Other Assets [Member] Level 2 [Member] USD ( $)	Mar. 31, 2011 Other Assets [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2010 Other Assets [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2011 Level 1 [Member] USD ( $)	Mar. 31, 2011 Level 1 [Member] JPY ( ¥)	Mar. 31, 2010 Level 1 [Member] JPY ( ¥)	Mar. 31, 2011 Level 2 [Member] USD ( $)	Mar. 31, 2011 Level 2 [Member] JPY ( ¥)	Mar. 31, 2010 Level 2 [Member] JPY ( ¥)	Mar. 31, 2011 Level 3 [Member] USD ( $)	Mar. 31, 2011 Level 3 [Member] JPY ( ¥)	Mar. 31, 2010 Level 3 [Member] USD ( $)	Mar. 31, 2010 Level 3 [Member] JPY ( ¥)	Mar. 31, 2009 Level 3 [Member] JPY ( ¥)	Mar. 31, 2011 Overseas Subsidiaries [Member] USD ( $)	Mar. 31, 2011 Overseas Subsidiaries [Member] JPY ( ¥)	Mar. 31, 2010 Overseas Subsidiaries [Member] JPY ( ¥)
Asset for pension benefits for local defined benefit plans			$ 1,459	¥ 120,727	¥ 122,632												$ 279	¥ 23,121	¥ 28,803	$ 279	¥ 23,121	¥ 28,803	$ 10	¥ 838	¥ 892	$ 10	¥ 838		¥ 892		$ 569	¥ 47,099	¥ 48,365	$ 569	¥ 47,099	¥ 48,365		¥ 275		¥ 275				¥ 3,751		¥ 3,751				¥ 520			¥ 520		$ 328	[1]	¥ 27,097	[1]	¥ 20,601	[1]	$ 221	[1]	¥ 18,290	[1]	¥ 11,230	[1]	$ 107	[1]	¥ 8,807	[1]		¥ 9,371	[1]		$ 234	¥ 19,344	¥ 18,204	$ 234	¥ 19,344	¥ 18,204	$ 39	¥ 3,228	¥ 1,221	$ 39	¥ 3,228	¥ 1,221	$ 848	¥ 70,220	¥ 81,194	$ 494	¥ 40,862	¥ 31,175	$ 117	¥ 9,645		¥ 10,263		$ 70	¥ 5,787	¥ 4,862
Decrease in the projected benefit obligation			2,582	213,653	215,761
Accumulated benefit obligation			2,555	211,425	212,183
Plan assets of domestic plans investments in equities			23.00%	23.00%
Plan assets of domestic plans investments in debt securities			50.00%	50.00%
Plan assets of domestic plans investments in life insurance			15.00%	15.00%
Plan assets of domestic plans investments in other			12.00%	12.00%
Fair value of plan assets			1,459	120,727	122,632	116,484	1,482	37	3,055	2,945	225	18,584	18,350	20	1,692	1,658										10	838	11	892	980																																					107		8,807		113	9,371		1,411																			117	9,645	124	10,263	2,391
Fair value of real estate funds																																																																																													20	1,692		1,658
Expected contributions to plans	379	31,344
Contributions to the defined contribution pension plans			39	3,233	3,021	1,415
Contributions to overseas defined contribution pension plans			83	6,903	5,712	4,711
Health care benefit cost			$ 82	¥ 6,760	¥ 5,820	¥ 6,200

[1]	Includes hedge funds and real estate funds.

Employee Benefit Plans (Net Periodic Benefit Cost of the Defined Benefit Plans) (Details) In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)
Employee Benefit Plans
Service cost	$ 113	¥ 9,328	¥ 8,719	¥ 9,706
Interest cost	54	4,480	4,307	5,058
Expected return on plan assets	(38)	(3,182)	(3,023)	(3,543)
Amortization of net actuarial losses	37	3,088	4,735	3,260
Amortization of prior service cost	(14)	(1,148)	(1,148)	(202)
Net periodic benefit cost	$ 152	¥ 12,566	¥ 13,590	¥ 14,279

Employee Benefit Plans (Reconciliation of the Changes in Projected Benefit Obligation and the Fair Value of Plan Assets) (Details) In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)
Employee Benefit Plans
Projected benefit obligation at beginning of year	$ 2,607	¥ 215,761	¥ 229,881
Service cost	113	9,328	8,719	9,706
Interest cost	54	4,480	4,307	5,058
Actuarial loss	(8)	(647)	(13,218)
Benefits paid	(186)	(15,406)	(14,423)
Other	2	137	495
Projected benefit obligation at end of year	2,582	213,653	215,761	229,881
Fair value of plan assets at beginning of year	1,482	122,632	116,484
Actual return on plan assets	23	1,865	12,927
Employer contributions	53	4,407	993
Benefits paid	(99)	(8,177)	(7,772)
Fair value of plan assets at end of year	1,459	120,727	122,632	116,484
Funded status at end of year	(1,123)	(92,926)	(93,129)
Amounts recognized in the consolidated balance sheets	$ (1,123)	¥ (92,926)	¥ (93,129)

Employee Benefit Plans (The Projected Benefit Obligation, Accumulated Benefit Obligation, and Fair Value of Plan Assets for Pension Plans with ABO and PBO in Excess of Plan Assets) (Details)
In Millions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)
Employee Benefit Plans
PBO	$ 2,582	¥ 213,653	¥ 215,761
ABO	2,555	211,425	212,183
Fair value of plan assets	1,459	120,727	122,632
PBO	2,582	213,653	215,761
ABO	2,555	211,425	212,183
Fair value of plan assets	$ 1,459	¥ 120,727	¥ 122,632

Employee Benefit Plans (Amounts In Accumulated Other Comprehensive Income, Pre-Tax, That Have Not Yet Been Recognized As Components of Net Periodic Benefit Cost) (Details) In Millions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)
Employee Benefit Plans
Net actuarial losses	$ 824	¥ 68,227
Net prior service cost	170	14,094
Total	$ 654	¥ 54,133

Employee Benefit Plans (Amounts in Accumulated Other Comprehensive Income, Pre-Tax, Expected to be Recognized as Components of Net Periodic Benefit Cost over the Next Fiscal Year) (Details) In Millions	12 Months Ended
	Mar. 31, 2012 USD ( $)	Mar. 31, 2012 JPY ( ¥)
Employee Benefit Plans
Net actuarial losses	$ 37	¥ 3,088
Net prior service cost	14	1,148
Total	$ 23	¥ 1,940

Employee Benefit Plans (The Weighted-Average Assumptions Used To Determine Projected Benefit Obligations) (Details)	Mar. 31, 2011	Mar. 31, 2010
Employee Benefit Plans
Discount rate	2.10%	2.20%
Rate of increase in compensation levels	2.50%	2.50%

Employee Benefit Plans (The Weighted-Average Assumptions Used To Determine Net Periodic Benefit Costs) (Details)	12 Months Ended
	Mar. 31, 2011	Mar. 31, 2010	Mar. 31, 2009
Employee Benefit Plans
Discount rate	2.10%	2.20%	2.00%
Rate of increase in compensation levels	2.50%	2.50%	2.50%
Expected long-term rate of return on plan assets	2.60%	2.60%	2.60%

Employee Benefit Plans (Information about the Fair Value of Plan Assets) (Details) In Millions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2011 Equities [Member] USD ( $)	Mar. 31, 2011 Equities [Member] JPY ( ¥)	Mar. 31, 2010 Equities [Member] JPY ( ¥)	Mar. 31, 2011 Equities [Member] Level 1 [Member] USD ( $)	Mar. 31, 2011 Equities [Member] Level 1 [Member] JPY ( ¥)	Mar. 31, 2010 Equities [Member] Level 1 [Member] JPY ( ¥)	Mar. 31, 2011 Private Equity [Member] USD ( $)	Mar. 31, 2011 Private Equity [Member] JPY ( ¥)	Mar. 31, 2010 Private Equity [Member] JPY ( ¥)	Mar. 31, 2011 Private Equity [Member] Level 3 [Member] USD ( $)	Mar. 31, 2011 Private Equity [Member] Level 3 [Member] JPY ( ¥)	Mar. 31, 2010 Private Equity [Member] Level 3 [Member] JPY ( ¥)	Mar. 31, 2011 Japanese Government Securities [Member] USD ( $)	Mar. 31, 2011 Japanese Government Securities [Member] JPY ( ¥)	Mar. 31, 2010 Japanese Government Securities [Member] JPY ( ¥)	Mar. 31, 2011 Japanese Government Securities [Member] Level 1 [Member] USD ( $)	Mar. 31, 2011 Japanese Government Securities [Member] Level 1 [Member] JPY ( ¥)	Mar. 31, 2010 Japanese Government Securities [Member] Level 1 [Member] JPY ( ¥)	Mar. 31, 2011 Japanese Agency and Municipal Securities [Member] USD ( $)	Mar. 31, 2010 Japanese Agency and Municipal Securities [Member] JPY ( ¥)	Mar. 31, 2011 Japanese Agency and Municipal Securities [Member] Level 1 [Member] USD ( $)	Mar. 31, 2010 Japanese Agency and Municipal Securities [Member] Level 1 [Member] JPY ( ¥)	Mar. 31, 2011 Japanese Agency and Municipal Securities [Member] Level 2 [Member] USD ( $)	Mar. 31, 2011 Japanese Agency and Municipal Securities [Member] Level 3 [Member] USD ( $)	Mar. 31, 2011 Foreign Government Securities [Member] USD ( $)	Mar. 31, 2010 Foreign Government Securities [Member] JPY ( ¥)	Mar. 31, 2011 Foreign Government Securities [Member] Level 1 [Member] USD ( $)	Mar. 31, 2010 Foreign Government Securities [Member] Level 1 [Member] JPY ( ¥)	Mar. 31, 2011 Foreign Government Securities [Member] Level 2 [Member] USD ( $)	Mar. 31, 2011 Foreign Government Securities [Member] Level 3 [Member] USD ( $)	Mar. 31, 2011 Bank and Corporate Debt Securities [Member] USD ( $)	Mar. 31, 2010 Bank and Corporate Debt Securities [Member] JPY ( ¥)	Mar. 31, 2011 Bank and Corporate Debt Securities [Member] Level 1 [Member] USD ( $)	Mar. 31, 2011 Bank and Corporate Debt Securities [Member] Level 2 [Member] USD ( $)	Mar. 31, 2010 Bank and Corporate Debt Securities [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2011 Bank and Corporate Debt Securities [Member] Level 3 [Member] USD ( $)	Mar. 31, 2011 Investment Trust Funds And Other [Member] USD ( $)		Mar. 31, 2011 Investment Trust Funds And Other [Member] JPY ( ¥)		Mar. 31, 2010 Investment Trust Funds And Other [Member] JPY ( ¥)		Mar. 31, 2011 Investment Trust Funds And Other [Member] Level 2 [Member] USD ( $)		Mar. 31, 2011 Investment Trust Funds And Other [Member] Level 2 [Member] JPY ( ¥)		Mar. 31, 2010 Investment Trust Funds And Other [Member] Level 2 [Member] JPY ( ¥)		Mar. 31, 2011 Investment Trust Funds And Other [Member] Level 3 [Member] USD ( $)		Mar. 31, 2011 Investment Trust Funds And Other [Member] Level 3 [Member] JPY ( ¥)		Mar. 31, 2010 Investment Trust Funds And Other [Member] Level 3 [Member] JPY ( ¥)		Mar. 31, 2011 Life Insurance Company General Accounts [Member] USD ( $)	Mar. 31, 2011 Life Insurance Company General Accounts [Member] JPY ( ¥)	Mar. 31, 2010 Life Insurance Company General Accounts [Member] JPY ( ¥)	Mar. 31, 2011 Life Insurance Company General Accounts [Member] Level 2 [Member] USD ( $)	Mar. 31, 2011 Life Insurance Company General Accounts [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2010 Life Insurance Company General Accounts [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2011 Other Assets [Member] USD ( $)	Mar. 31, 2011 Other Assets [Member] JPY ( ¥)	Mar. 31, 2010 Other Assets [Member] JPY ( ¥)	Mar. 31, 2011 Other Assets [Member] Level 2 [Member] USD ( $)	Mar. 31, 2011 Other Assets [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2010 Other Assets [Member] Level 2 [Member] JPY ( ¥)	Mar. 31, 2011 Level 1 [Member] USD ( $)	Mar. 31, 2011 Level 1 [Member] JPY ( ¥)	Mar. 31, 2010 Level 1 [Member] JPY ( ¥)	Mar. 31, 2011 Level 2 [Member] USD ( $)	Mar. 31, 2011 Level 2 [Member] JPY ( ¥)	Mar. 31, 2010 Level 2 [Member] JPY ( ¥)	Mar. 31, 2011 Level 3 [Member] USD ( $)	Mar. 31, 2011 Level 3 [Member] JPY ( ¥)	Mar. 31, 2010 Level 3 [Member] JPY ( ¥)
Pension plan assets	$ 1,459	¥ 120,727	¥ 122,632	$ 279	¥ 23,121	¥ 28,803	$ 279	¥ 23,121	¥ 28,803	$ 10	¥ 838	¥ 892	$ 10	¥ 838	¥ 892	$ 569	¥ 47,099	¥ 48,365	$ 569	¥ 47,099	¥ 48,365		¥ 275		¥ 275				¥ 3,751		¥ 3,751				¥ 520			¥ 520		$ 328	[1]	¥ 27,097	[1]	¥ 20,601	[1]	$ 221	[1]	¥ 18,290	[1]	¥ 11,230	[1]	$ 107	[1]	¥ 8,807	[1]	¥ 9,371	[1]	$ 234	¥ 19,344	¥ 18,204	$ 234	¥ 19,344	¥ 18,204	$ 39	¥ 3,228	¥ 1,221	$ 39	¥ 3,228	¥ 1,221	$ 848	¥ 70,220	¥ 81,194	$ 494	¥ 40,862	¥ 31,175	$ 117	¥ 9,645	¥ 10,263

[1]	Includes hedge funds and real estate funds.

Employee Benefit Plans (Level 3 Inputs Utilized To Determine the Fair Value of Plan Assets) (Details) In Millions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 USD ( $)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)	Mar. 31, 2011 Private Equity [Member] Level 3 [Member] USD ( $)	Mar. 31, 2011 Private Equity [Member] Level 3 [Member] JPY ( ¥)	Mar. 31, 2010 Private Equity [Member] Level 3 [Member] JPY ( ¥)	Mar. 31, 2011 Investment Trust Funds And Other [Member] Level 3 [Member] USD ( $)	Mar. 31, 2011 Investment Trust Funds And Other [Member] Level 3 [Member] JPY ( ¥)	Mar. 31, 2010 Investment Trust Funds And Other [Member] Level 3 [Member] JPY ( ¥)	Mar. 31, 2011 Level 3 [Member] USD ( $)	Mar. 31, 2011 Level 3 [Member] JPY ( ¥)	Mar. 31, 2010 Level 3 [Member] JPY ( ¥)
Fair value of plan assets at beginning of year	$ 1,459	¥ 120,727	$ 1,482	¥ 122,632	¥ 116,484	$ 11	¥ 892	¥ 980	$ 113	¥ 9,371	¥ 1,411	$ 124	¥ 10,263	¥ 2,391
Unrealized and realized Gains / Loss						0	5	(12)	(5)	(376)	4	(5)	(371)	(8)
Purchases / sales and other settlement						(1)	(59)	(76)	(1)	(188)	7,956	(2)	(247)	7,880
Net transfers in / (out of) Level 3
Fair value of plan assets at end of year	$ 1,459	¥ 120,727	$ 1,482	¥ 122,632	¥ 116,484	$ 10	¥ 838	¥ 892	$ 107	¥ 8,807	¥ 9,371	$ 117	¥ 9,645	¥ 10,263

Employee Benefit Plans (Expected Benefit Payments) (Details) In Millions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)
Employee Benefit Plans
2012	$ 110	¥ 9,091
2013	102	8,413
2014	105	8,650
2015	113	9,346
2016	120	9,961
2017-2021	$ 622	¥ 51,484

Stock-Based Compensation Plans (Narrative) (Details)	12 Months Ended					12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)	Mar. 31, 2010	Mar. 31, 2011 NSU Plan [Member] USD ( $)	Mar. 31, 2011 NSU Plan [Member] JPY ( ¥)	Mar. 31, 2011 Maximum [Member]	Mar. 31, 2011 Minimum [Member]
Total intrinsic value of options exercised				¥ 5,000,000
Number of options exercisable	8,446,800	8,446,800		6,972,300	7,783,300
Exercise price		¥ 1
Total unrecognized compensation cost	251,000,000	20,807,000,000				81,000,000	6,717,000,000
Cash received from exercise of the stock-based compensation plans	100,000	7,000,000
Tax benefit realized from exercise of the stock options	6,000,000	535,000,000
Weighted-average amounts on the grant date fair value of options granted	$ 2	¥ 127	¥ 173	¥ 281
Intrinsic value of options outstanding
Stock unit plans exercisable after grant date								3	2
Stock units plans expire after grant date								8	7
Weighted average period for recognizing unrecognized compensation cost	1.5	1.5
Total fair value of shares vested	59,000,000	4,909,000,000	5,593,000,000	5,778,000,000		27,000,000	2,194,000,000
Stock-based compensation	225,000,000	18,638,000,000	9,737,000,000	16,476,000,000
Tax benefits recognized in earnings for stock-based compensation expense	7,000,000	546,000,000	291,000,000	1,045,000,000
Number of stock acquisition rights to be issued	620,863	620,863
Shares on acquisition	62,086,300	62,086,300
Exercise price per share		¥ 1
Total recognized compensation cost						166,000,000	13,708,000,000
Total fair value of Plan exercised	59,000,000	4,909,000,000	5,593,000,000	5,778,000,000		27,000,000	2,194,000,000
Authorized compensation payment of stock price to directors and certain employees	$ 700,000,000	¥ 58,700,000,000

Stock-Based Compensation Plans (Stock Option Plans, Weighted-Average Assumptions) (Details)	12 Months Ended
	Mar. 31, 2011	Mar. 31, 2010	Mar. 31, 2009
Stock-Based Compensation Plans
Expected volatility	40.51%	40.06%	32.73%
Expected dividends yield	1.73%	3.25%	2.28%
Expected lives (in years)	6	6	6
Risk-free interest rate	0.76%	1.01%	1.43%

Stock-Based Compensation Plans (Activity Related To Stock Option Plans (A-Plan)) (Details)	12 Months Ended		12 Months Ended
	Mar. 31, 2011	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2011 Stock Option Plans (A-plan) [Member] JPY ( ¥)	Mar. 31, 2010 Stock Option Plans (A-plan) [Member] JPY ( ¥)	Mar. 31, 2009 Stock Option Plans (A-plan) [Member] JPY ( ¥)	Mar. 31, 2008 Stock Option Plans (A-plan) [Member] JPY ( ¥)
Outstanding (number of shares)	13,817,800		13,817,800	12,436,800	11,061,300	9,000,800
Weighted-average exercise price, outstanding		¥ 1,176	¥ 1,176	¥ 1,371	¥ 1,645	¥ 1,891
Weighted-average remaining life (years), outstanding	3.9		3.9	3.8	3.7	4.1
Granted, outstanding number of shares			2,870,000	2,585,000	2,088,000
Exercised, outstanding number of shares					(21,500)
Forfeited, outstanding number of shares			(262,000)	(43,500)	(6,000)
Expired, outstanding number of shares			(1,227,000)	(1,166,000)
Granted, Weighted-average exercise price			¥ 487	¥ 767	¥ 1,460
Exercised, Weighted-average exercise price		¥ 1			¥ 1,336
Forfeited, Weighted-average exercise price			¥ 1,290	¥ 1,457	¥ 2,045
Expired, Weighted-average exercise price			¥ 1,332	¥ 1,600

Stock-Based Compensation Plans (Stock Option Plans, Distribution) (Details)	12 Months Ended				12 Months Ended
	Mar. 31, 2011	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010	Mar. 31, 2009	Mar. 31, 2011 1,940 [Member] JPY ( ¥)	Mar. 31, 2011 1,793 [Member] JPY ( ¥)	Mar. 31, 2011 1,333 [Member] JPY ( ¥)	Mar. 31, 2011 1,311 [Member] JPY ( ¥)	Mar. 31, 2011 1,152 [Member] JPY ( ¥)	Mar. 31, 2011 757 [Member] JPY ( ¥)	Mar. 31, 2011 487 [Member] JPY ( ¥)
Stock options outstanding (number of shares)	13,817,800				1,948,000	1,760,000	2,026,000	1,224,000	1,488,800	2,516,000	2,855,000
Stock options outstanding, Weighted-average exercise price		¥ 1,176			¥ 1,940	¥ 1,793	¥ 1,333	¥ 1,311	¥ 1,152	¥ 757	¥ 487
Weighted-average remaining life (years), outstanding	3.9				3.3	2.3	4.4	0.2	1.3	5.4	6.6
Stock options exercisable (number of shares)	8,446,800		7,783,300	6,972,300	1,948,000	1,760,000	2,026,000	1,224,000	1,488,800
Stock options exercisable, Weighted-average exercise price		¥ 1,534			¥ 1,940	¥ 1,793	¥ 1,333	¥ 1,311	¥ 1,152

Stock-Based Compensation Plans (Activity Related To Stock Option Plans (B-Plan)) (Details) (Stock Unit Plans (B-plan) [Member], JPY ¥)	12 Months Ended
	Mar. 31, 2011	Mar. 31, 2010	Mar. 31, 2009	Mar. 31, 2008
Stock Unit Plans (B-plan) [Member]
Granted, outstanding number of shares	59,187,700	12,524,300	8,223,900
Exercised, outstanding number of shares	(6,870,600)	(6,122,900)	(2,779,700)
Forfeited, outstanding number of shares	(4,145,200)	(2,333,400)	(561,600)
Granted, Weighted-average grant date fair value per share	¥ 638	¥ 618	¥ 1,560
Exercised, Weighted-average grant date fair value per share	¥ 1,651	¥ 2,283	¥ 2,248
Forfeited, Weighted-average grant date fair value per share	¥ 634	¥ 726	¥ 1,958
Outstanding (number of shares)	69,787,000	21,615,100	17,547,100	12,664,500
Weighted-average grant date fair value per share	¥ 716	¥ 1,211	¥ 1,944	¥ 2,260

Income Taxes (Narrative) (Details) In Millions, unless otherwise specified	12 Months Ended								12 Months Ended				12 Months Ended				12 Months Ended						12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)	Mar. 31, 2019 USD ( $)	Mar. 31, 2019 JPY ( ¥)	Mar. 31, 2018 USD ( $)	Mar. 31, 2018 JPY ( ¥)	Mar. 31, 2010 Parent Company [Member] JPY ( ¥)	Mar. 31, 2009 Parent Company [Member] JPY ( ¥)	Mar. 31, 2011 Parent Company [Member] USD ( $)	Mar. 31, 2011 Parent Company [Member] JPY ( ¥)	Mar. 31, 2010 U.S And European Subsidiaries [Member] JPY ( ¥)	Mar. 31, 2009 U.S And European Subsidiaries [Member] JPY ( ¥)	Mar. 31, 2011 U.S And European Subsidiaries [Member] JPY ( ¥)	Mar. 31, 2011 U.S And European Subsidiaries [Member] USD ( $)	Mar. 31, 2010 Japan Subsidiaries [Member] JPY ( ¥)	Mar. 31, 2009 Japan Subsidiaries [Member] JPY ( ¥)	Mar. 31, 2011 Japan Subsidiaries [Member] JPY ( ¥)	Mar. 31, 2011 Japan Subsidiaries [Member] USD ( $)	Mar. 31, 2011 U.S. Subsidiaries [Member] JPY ( ¥)	Mar. 31, 2011 U.S. Subsidiaries [Member] USD ( $)	Mar. 31, 2011 Foreign Subsidiaries [Member] USD ( $)	Mar. 31, 2011 Foreign Subsidiaries [Member] JPY ( ¥)
Income tax benefit recognized from net operating losses	$ 56	¥ 4,645	¥ 10,374	¥ 69,205
Domestic effective statutory tax rate	41.00%	41.00%
Net deferred tax assets included in Other assets	2,923	241,911	308,679
Net deferred tax liabilities included in Other liabilities	147	12,180	15,667
Valuation allowance, Deferred tax asset, Net change during the year	(478)	(39,588)	7,648	167,272					(3,332)	20,182			8,313	121,273			2,667	25,817					29	2,440
Deferred income tax on undistributed earnings of foreign subsidiaries	53	4,409	5,258
Effect of utilized loss carryforwards											(405)	(33,523)							(3,408)	(41)	(2,657)	(32)
Net operating loss carryforwards, for income tax	3,837	317,519	351,101												1,124,673	13,590
Net operating loss carry forwards, for income tax realized	6,004	496,892			3,506	290,153	4,080	337,628
Unrecognized tax benefits				¥ 0

Income Taxes (Components of Income Tax Expenses) (Details) In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)
Income Taxes
Domestic, Current	$ 2	¥ 175	¥ 12,988	¥ 7,635
Foreign, Current	72	5,956	4,599	5,142
Sub Total, Current	74	6,131	17,587	12,777
Domestic, Deferred	679	56,194	28,207	(84,072)
Foreign, Deferred	(12)	(995)	(8,633)	441
Sub Total, Deferred	667	55,199	19,574	(83,631)
Income Tax Expense (Benefit), Total	$ 741	¥ 61,330	¥ 37,161	¥ (70,854)

Income Taxes (Effective Income Tax Rate Reflected in the Consolidated Statements of Operations) (Details)	12 Months Ended
	Mar. 31, 2011	Mar. 31, 2010	Mar. 31, 2009
Income Taxes
Normal effective statutory tax rate	41.00%	41.00%	41.00%
Change in deferred tax valuation allowance	1.60%	6.70%	(27.60%)
Taxable items to be added on financial profit	5.30%	10.80%	(0.10%)
Non-deductible expenses	16.60%	10.50%	(3.80%)
Non-taxable revenue	(8.40%)	(7.80%)	2.90%
Dividends from foreign subsidiaries	0.00%	1.00%
Tax effect of undistributed earnings of foreign subsidiaries	0.00%	0.10%	(0.70%)
Different tax rate applicable to income (loss) of foreign subsidiaries	10.80%	(26.90%)	(9.90%)
Tax benefit recognized on the devaluation of investment in foreign subsidiaries	(1.30%)		7.50%
Other	0.20%	(0.10%)	(0.20%)
Effective tax rate	65.80%	35.30%	9.10%

Income Taxes (Details of Deferred Tax Assets and Liabilities) (Details) In Millions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 USD ( $)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)	Mar. 31, 2008 JPY ( ¥)
Income Taxes
Depreciation, amortization and valuation of fixed assets	$ 124	¥ 10,243		¥ 11,175
Investments in subsidiaries and affiliates	2,072	171,520		174,529
Valuation of financial instruments	2,595	214,706		268,588
Accrued pension and severance costs	500	41,402		47,786
Other accrued expenses and provisions	938	77,649		81,375
Operating losses	3,837	317,519		351,101
Other	63	5,215		5,160
Gross deferred tax assets	10,129	838,254		939,714
Less-Valuation allowance	(5,582)	(461,966)	(6,060)	(501,554)	(493,906)	(326,634)
Total deferred tax assets	4,547	376,288		438,160
Investments in subsidiaries and affiliates	838	69,363		66,218
Valuation of financial instruments	577	47,694		46,865
Undistributed earnings of foreign subsidiaries	53	4,409		5,258
Valuation of fixed assets	234	19,355		19,196
Other	69	5,736		7,611
Total deferred tax liabilities	1,771	146,557		145,148
Net deferred tax assets	$ 2,776	¥ 229,731		¥ 293,012

Income Taxes (Changes in the Valuation Allowance for Deferred Tax Assets) (Details) In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)	Mar. 31, 2010 Parent Company [Member] JPY ( ¥)	Mar. 31, 2009 Parent Company [Member] JPY ( ¥)
Balance at beginning of year	$ 6,060	¥ 501,554	¥ 493,906	¥ 326,634
Net change during the year	(478)	(39,588)	7,648	167,272	(3,332)	20,182
Balance at end of year	$ 5,582	¥ 461,966	¥ 501,554	¥ 493,906

Income Taxes (Summarizes the Major Jurisdictions Subject to Examination) (Details)	12 Months Ended
	Mar. 31, 2006 Japan [Member]		Mar. 31, 2009 UK [Member]		Mar. 31, 2007 USA [Member]		Mar. 31, 2005 Parent Company [Member]
Income tax examination, year(s) under examination	2006	[1]	2009	[1]	2007	[1]	2005

[1]	For transfer pricing, the earliest year in which Nomura remains subject to examinations is 2005.

Shareholders' Equity (Narrative) (Details) In Millions, except Share data	12 Months Ended				0 Months Ended	1 Months Ended		0 Months Ended	1 Months Ended		12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)	Oct. 13, 2009 Public Offering [Member]	Oct. 31, 2009 Public Offering [Member]	Mar. 31, 2009 Public Offering [Member]	Oct. 27, 2009 Third Party Allotment [Member]	Oct. 31, 2009 Third Party Allotment [Member]	Mar. 31, 2009 Third Party Allotment [Member]	Mar. 31, 2011 Parent Company [Member] JPY ( ¥)	Mar. 31, 2011 Parent Company [Member] USD ( $)	Mar. 31, 2010 Parent Company [Member] JPY ( ¥)	Mar. 31, 2009 Parent Company [Member] JPY ( ¥)
Distributed earnings	$ 5,806	¥ 480,471	¥ 546,483	¥ 537,260
Investee undistributed earnings equity method	932	77,145	72,405	66,916
Common shares repurchased											75,000,000
Repurchases of common stock											37,362
Minimum tradable quantity of share lot	100	100
Dividends on common stock per share	$ 0.1	¥ 8	¥ 8	¥ 25.5
Common stock held in treasury	118,246,309	118,246,309	50,088,627									1,062,910	1,063,153	1,185,072
Common stock held in treasury value	$ 1,181	¥ 97,692	¥ 68,473								¥ 2,189	$ 26	¥ 2,189	¥ 2,348
New issue			800,000,000	695,172,900	766,000,000	766,000,000	661,572,900	34,000,000	34,000,000	33,600,000

Shareholders' Equity (Shares of Common Stock Outstanding) (Details)	12 Months Ended
	Mar. 31, 2011	Mar. 31, 2010	Mar. 31, 2009
Shareholders' Equity
Number of shares outstanding at beginning of year	3,669,044,614		1,906,885,059
New issue		800,000,000	695,172,900
Conversion of convertible bonds		258,040,481
Repurchases of common stock	(75,030,934)	(26,857)	(74,263)
Sales of common stock	2,409	6,328	32,162
Common stock issued to employees	6,870,600	6,122,900	2,801,200
Other net change in treasury stock	243	121,919	(37,215)
Number of shares outstanding at end of year	3,600,886,932	3,669,044,614	2,604,779,843

Regulatory Requirements (Narrative) (Details)	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 SGD	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2011 Nomura Securities [Member]	Mar. 31, 2010 Nomura Securities [Member]
Capital adequacy conversion factor	12.5	12.5	12.5
Capital adequacy ratio	8.00%	8.00%	8.00%		120.00%	120.00%
Segregated bonds	$ 4,771,000,000		¥ 394,863,000,000	¥ 305,017,000,000
Segregated equities
Quantified total of business risk	120.00%	120.00%	120.00%
Net capital defined under the alternative method	1,000,000
Percentage of total risk margin requirement	8.00%	8.00%	8.00%
Ratio of net capital under the alternative method	2.00%	2.00%	2.00%
Minimum capital required		3,000,000

Affiliated Companies and Other Equity-Method Investees (Narrative) (Details) In Millions, except Share data, unless otherwise specified	12 Months Ended						1 Months Ended	12 Months Ended						12 Months Ended			12 Months Ended			12 Months Ended		12 Months Ended		12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)	Mar. 31, 2011 Maximum [Member]	Mar. 31, 2011 Minimum [Member]	May 31, 2009 Fortress Investment Group LLC [Member] IPO [Member] Class A [Member]	Mar. 31, 2011 JAFCO, NRI and NLB [Member] USD ( $)	Mar. 31, 2011 JAFCO, NRI and NLB [Member] JPY ( ¥)	Mar. 31, 2010 JAFCO, NRI and NLB [Member] JPY ( ¥)	Mar. 31, 2009 JAFCO, NRI and NLB [Member] JPY ( ¥)	Mar. 31, 2009 JAFCO Co., Ltd [Member] JPY ( ¥)	Mar. 31, 2011 JAFCO Co., Ltd [Member]	Mar. 31, 2009 Nomura Research Institute, Ltd [Member] JPY ( ¥)	Mar. 31, 2011 Nomura Research Institute, Ltd [Member] USD ( $)	Mar. 31, 2011 Nomura Research Institute, Ltd [Member] JPY ( ¥)	Mar. 31, 2009 Nomura Land and Building Co., Ltd [Member] JPY ( ¥)	Mar. 31, 2011 Nomura Land and Building Co., Ltd [Member] USD ( $)	Mar. 31, 2011 Nomura Land and Building Co., Ltd [Member] JPY ( ¥)	Mar. 31, 2009 Fortress Investment Group LLC [Member] JPY ( ¥)	Mar. 31, 2011 Fortress Investment Group LLC [Member]	Mar. 31, 2011 Chi-X Europe Limited [Member] JPY ( ¥)	Dec. 31, 2009 Chi-X Europe Limited [Member]	Mar. 31, 2011 BATS Global Markets Inc [Member]	Mar. 31, 2011 Parent Company [Member]
Outstanding share capital																						100.00%		7.00%
Impairment loss against equity-method investee												¥ 13,618								¥ 81,248
Ownership percentage					50.00%	20.00%							24.10%		38.50%	38.50%		38.50%	38.50%		11.50%
Equity method goodwill, remaining carrying value															688	56,934		18	1,485
Initial public offering, Shares			800,000,000	695,172,900			46,000,000
Share repurchase offered by NRI and NRI re-acquired																									75,000,000
Amount sold to affiliate														38,419
Voting interests																							34.00%
Shares purchased by parent							5,400,000
Equity in earnings of equity-method investees gain (loss)								140	11,602	12,924	(5,534)
Dividends from equity-method investees								58	4,802	4,827	7,308
Gain recognized on deconsolidation process																						3,074
Proceeds from sales of office buildings, land, equipment and facilities	$ 1,328	¥ 109,888	¥ 2,909	¥ 38,799													¥ 38,420

Affiliated Companies and Other Equity-Method Investees (Summary of Financial Information for Affiliate) (Details) In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)	Mar. 31, 2011 Fortress Investment Group LLC [Member] USD ( $)		Mar. 31, 2011 Fortress Investment Group LLC [Member] JPY ( ¥)		Mar. 31, 2010 Fortress Investment Group LLC [Member] JPY ( ¥)		Mar. 31, 2009 Fortress Investment Group LLC [Member] JPY ( ¥)		Mar. 31, 2011 JAFCO, NRI and NLB [Member] USD ( $)	Mar. 31, 2011 JAFCO, NRI and NLB [Member] JPY ( ¥)	Mar. 31, 2010 JAFCO, NRI and NLB [Member] JPY ( ¥)	Mar. 31, 2009 JAFCO, NRI and NLB [Member] JPY ( ¥)
Total assets	$ 443,366	¥ 36,692,990	¥ 32,230,428		$ 2,086	[1]	¥ 172,677	[1]	¥ 154,471	[1]			$ 25,333	¥ 2,096,554	¥ 2,020,517
Total liabilities	418,092	34,601,354	30,097,414		1,153	[1]	95,396	[1]	98,711	[1]			18,386	1,521,653	1,474,284
Net Revenues					1,084	[1]	89,710	[1]	57,602	[1]	38,702	[1]	7,141	590,985	526,350	530,181
Non-interest expenses	12,535	1,037,443	1,045,575	1,092,892	1,863	[1]	154,161	[1]	144,868	[1]	150,079	[1]	6,471	535,564	482,573	498,104
Net income attributable to the companies	$ 346	¥ 28,661	¥ 67,798	¥ (708,192)	$ (295)	[1]	¥ (24,400)	[1]	¥ (23,651)	[1]	¥ (32,458)	[1]	$ 355	¥ 29,392	¥ 22,779	¥ 2,598

[1]	Financial information for Fortress is as of its fiscal years ended December 31, 2008, 2009 and 2010, respectively. Nomura records its share of Fortress's earnings on a three-month lag.

Affiliated Companies and Other Equity-Method Investees (Summary of Balances and Transactions with Affiliated Companies) (Details) In Millions	12 Months Ended				3 Months Ended	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)	Mar. 31, 2011 Affiliated Companies and Other Equity-method Investees [Member] USD ( $)	Mar. 31, 2011 Affiliated Companies and Other Equity-method Investees [Member] JPY ( ¥)	Mar. 31, 2010 Affiliated Companies and Other Equity-method Investees [Member] JPY ( ¥)	Mar. 31, 2009 Affiliated Companies and Other Equity-method Investees [Member] JPY ( ¥)
Investments in affiliated companies					$ 3,146	¥ 260,339	¥ 247,641
Advances to affiliated companies	154	12,766	3,632		154	12,766	3,632
Revenues	16,741	1,385,492	1,356,751	664,511	37	3,056	362	865
Non-interest expenses	12,535	1,037,443	1,045,575	1,092,892	638	52,796	58,219	43,750
Purchase of software and tangible assets					$ 253	¥ 20,945	¥ 25,954	¥ 44,602

Affiliated Companies and Other Equity-Method Investees (Aggregate Carrying Amount and Fair Value of Investments in Affiliated Companies and Other Equity-Method Investees) (Details) In Millions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)
Affiliated Companies and Other Equity-Method Investees
Carrying amount	$ 2,200	¥ 182,109	¥ 176,351
Fair value	$ 2,398	¥ 198,439	¥ 216,932

Commitments, Contingencies and Guarantees (Narrative) (Details)	0 Months Ended			1 Months Ended	12 Months Ended						12 Months Ended
	May 31, 2011 USD ( $)	Mar. 01, 2011 USD ( $)	Oct. 05, 2010 USD ( $)	Aug. 31, 2009	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)	Apr. 30, 2010 USD ( $)	Jan. 31, 2008 EUR ( €)	Mar. 31, 2011 Westlb Ag [Member] USD ( $)
Long-term Purchase Commitment, Amount					$ 478,000,000	¥ 39,543,000,000	¥ 50,690,000,000
Resale Agreements					16,160,000,000	1,337,000,000,000	2,306,000,000,000
Repurchase Agreements					19,390,000,000	1,605,000,000,000	1,072,000,000,000
Obligation to Return Securities Received as Non-Collateral					3,620,000,000	300,000,000,000	188,000,000,000
Operating Leases, Rent Expense, Sublease Rentals					592,000,000	48,957,000,000	49,374,000,000	46,467,000,000
Lease agreement in years				20
Area leased by subsidiary (in square foot)				525,000
Capital Leased Assets, Gross					300,000,000	24,855,000,000	26,099,000,000
Contingent Liability Related to Note Payable Dispute									1,000,000,000
Income Tax Examination, Disputed Claim										33,800,000
Bankruptcy Claims, Amount of Claims Filed			34,000,000
Approximate Claim Amount to be Paid											22,000,000
Special Purpose Company Rights		156,000,000
Loan Repurchase Claims Received by Subsidiaries Unresolved	796,000,000
Cash Collateral for Borrowed Securities					$ 82,000,000	¥ 6,761,000,000	¥ 8,089,000,000

Commitments, Contingencies and Guarantees (Commitments Outstanding) (Details) In Millions	Mar. 31, 2011 Commitments to Extend Credit [Member] USD ( $)	Mar. 31, 2011 Commitments to Extend Credit [Member] JPY ( ¥)	Mar. 31, 2010 Commitments to Extend Credit [Member] JPY ( ¥)	Mar. 31, 2011 Commitments to Invest in Partnerships [Member] USD ( $)	Mar. 31, 2011 Commitments to Invest in Partnerships [Member] JPY ( ¥)	Mar. 31, 2010 Commitments to Invest in Partnerships [Member] JPY ( ¥)	Mar. 31, 2011 Commitments to Purchase Aircrafts [Member] USD ( $)	Mar. 31, 2011 Commitments to Purchase Aircrafts [Member] JPY ( ¥)
Commitments outstanding	$ 3,199	¥ 264,736	¥ 228,439	$ 459	¥ 38,008	¥ 40,203	$ 942	¥ 77,928

Commitments, Contingencies and Guarantees (Contractual Expiry of Commitments) (Details) In Millions	Mar. 31, 2011 Contractual Amount due Less Than 1 Year [Member] Commitments to Extend Credit [Member] USD ( $)	Mar. 31, 2011 Contractual Amount due Less Than 1 Year [Member] Commitments to Extend Credit [Member] JPY ( ¥)	Mar. 31, 2011 Contractual Amount due Less Than 1 Year [Member] Commitments to Invest in Partnerships [Member] USD ( $)	Mar. 31, 2011 Contractual Amount due Less Than 1 Year [Member] Commitments to Invest in Partnerships [Member] JPY ( ¥)	Mar. 31, 2011 Contractual Amount due Less Than 1 Year [Member] Commitments to Purchase Aircrafts [Member] USD ( $)	Mar. 31, 2011 Contractual Amount due Less Than 1 Year [Member] Commitments to Purchase Aircrafts [Member] JPY ( ¥)	Mar. 31, 2011 Contractual Amount due 1 to 3 Years [Member] Commitments to Extend Credit [Member] USD ( $)	Mar. 31, 2011 Contractual Amount due 1 to 3 Years [Member] Commitments to Extend Credit [Member] JPY ( ¥)	Mar. 31, 2011 Contractual Amount due 1 to 3 Years [Member] Commitments to Invest in Partnerships [Member] USD ( $)	Mar. 31, 2011 Contractual Amount due 1 to 3 Years [Member] Commitments to Invest in Partnerships [Member] JPY ( ¥)	Mar. 31, 2011 Contractual Amount due 1 to 3 Years [Member] Commitments to Purchase Aircrafts [Member] USD ( $)	Mar. 31, 2011 Contractual Amount due 1 to 3 Years [Member] Commitments to Purchase Aircrafts [Member] JPY ( ¥)	Mar. 31, 2011 Contractual Amount due 3 to 5 Years [Member] Commitments to Extend Credit [Member] USD ( $)	Mar. 31, 2011 Contractual Amount due 3 to 5 Years [Member] Commitments to Extend Credit [Member] JPY ( ¥)	Mar. 31, 2011 Contractual Amount due 3 to 5 Years [Member] Commitments to Invest in Partnerships [Member] USD ( $)	Mar. 31, 2011 Contractual Amount due 3 to 5 Years [Member] Commitments to Invest in Partnerships [Member] JPY ( ¥)	Mar. 31, 2011 Contractual Amount due 3 to 5 Years [Member] Commitments to Purchase Aircrafts [Member] USD ( $)	Mar. 31, 2011 Contractual Amount due 3 to 5 Years [Member] Commitments to Purchase Aircrafts [Member] JPY ( ¥)	Mar. 31, 2011 Contractual Amount due More than 5 Years [Member] Commitments to Extend Credit [Member] USD ( $)	Mar. 31, 2011 Contractual Amount due More than 5 Years [Member] Commitments to Extend Credit [Member] JPY ( ¥)	Mar. 31, 2011 Contractual Amount due More than 5 Years [Member] Commitments to Invest in Partnerships [Member] USD ( $)	Mar. 31, 2011 Contractual Amount due More than 5 Years [Member] Commitments to Invest in Partnerships [Member] JPY ( ¥)	Mar. 31, 2011 Commitments to Extend Credit [Member] USD ( $)	Mar. 31, 2011 Commitments to Extend Credit [Member] JPY ( ¥)	Mar. 31, 2011 Commitments to Invest in Partnerships [Member] USD ( $)	Mar. 31, 2011 Commitments to Invest in Partnerships [Member] JPY ( ¥)	Mar. 31, 2011 Commitments to Purchase Aircrafts [Member] USD ( $)	Mar. 31, 2011 Commitments to Purchase Aircrafts [Member] JPY ( ¥)
Total contractual amount	$ 853	¥ 70,621	$ 3	¥ 274	$ 301	¥ 24,905	$ 777	¥ 64,289	$ 289	¥ 23,886	$ 545	¥ 45,066	$ 1,548	¥ 128,105	$ 3	¥ 282	$ 96	¥ 7,957	$ 21	¥ 1,721	$ 164	¥ 13,566	$ 3,199	¥ 264,736	$ 459	¥ 38,008	$ 942	¥ 77,928

Commitments, Contingencies and Guarantees (Lease Deposits and Rent Paid) (Details) In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)
Commitments Contingencies and Guarantees
Lease deposits	$ 51	¥ 4,229	¥ 6,541	¥ 9,175
Rent paid during the year	$ 53	¥ 4,358	¥ 4,531	¥ 5,432

Commitments, Contingencies and Guarantees (Schedule of Future Minimum Lease Payments under Capital Leases) (Details) In Millions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)
Commitments Contingencies and Guarantees
Total minimum lease payments	$ 604	¥ 49,977
Less: Amount representing interest	(322)	(26,680)
Present value of net lease payments	282	23,297
Minimum lease payments, Less than 1 year	5	386
Minimum lease payments, 1 to 2 Years	2	153
Minimum lease payments, 2 to 3 Years	1	86
Minimum lease payments, 3 to 4 Years	1	48
Minimum lease payments, 4 to 5 Years	31	2,612
Minimum lease payments, More than 5 years	$ 564	¥ 46,692

Commitments, Contingencies and Guarantees (Schedule of Future Minimum Rental Payments under Non-Cancelable Operating Leases) (Details) In Millions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)
Commitments Contingencies and Guarantees
Total minimum lease payments	$ 1,066	¥ 88,215
Less: Sublease rental income	(138)	(11,412)
Net lease payments	928	76,803
Minimum lease payments, Less than 1 year	182	15,034
Minimum lease payments, 1 to 2 Years	171	14,146
Minimum lease payments, 2 to 3 Years	136	11,268
Minimum lease payments, 3 to 4 Years	112	9,282
Minimum lease payments, 4 to 5 Years	100	8,296
Minimum lease payments, More than 5 years	$ 365	¥ 30,189

Commitments, Contingencies and Guarantees (Information on Derivative Contracts) (Details) In Millions	Mar. 31, 2011 USD ( $)		Mar. 31, 2011 JPY ( ¥)		Mar. 31, 2010 JPY ( ¥)		Mar. 31, 2011 Fair Value Adjustments on Hedges and Derivative Contracts [Member] USD ( $)		Mar. 31, 2011 Fair Value Adjustments on Hedges and Derivative Contracts [Member] JPY ( ¥)		Mar. 31, 2011 Standby Letters of Credit [Member] USD ( $)	Mar. 31, 2011 Standby Letters of Credit [Member] JPY ( ¥)	Mar. 31, 2010 Standby Letters of Credit [Member] JPY ( ¥)
Carrying value, derivative contracts					¥ 2,604,545	[1]	$ 42,768	[1]	¥ 3,539,472	[1]
Carrying value, Standby letters of credit and other guarantees											3	267	340
Maximum Potential Payout /Notional Total, Derivative Contracts	1,227,110	[1]	101,555,634	[1]	72,650,089	[1]
Maximum Potential Payout /Notional Total, Standby letters of credit and other guarantees	$ 103		¥ 8,512		¥ 10,146

[1]	Credit derivatives are disclosed in Note 4, "Derivative instruments and hedging activities" and are excluded from "Derivative Contracts".

Commitments, Contingencies and Guarantees (Expiration Information on Derivative Contracts) (Details) In Millions	Mar. 31, 2011 USD ( $)		Mar. 31, 2011 JPY ( ¥)		Mar. 31, 2010 JPY ( ¥)		Mar. 31, 2011 Maximum Potential Payout/ Notional Years to Maturity Less than 1 Year [Member] USD ( $)	Mar. 31, 2011 Maximum Potential Payout/ Notional Years to Maturity Less than 1 Year [Member] JPY ( ¥)	Mar. 31, 2011 Maximum Potential Payout/ Notional Years to Maturity 1 to 3 Years [Member] USD ( $)	Mar. 31, 2011 Maximum Potential Payout/ Notional Years to Maturity 1 to 3 Years [Member] JPY ( ¥)	Mar. 31, 2011 Maximum Potential Payout/ Notional Years to Maturity 3 to 5 Years [Member] USD ( $)	Mar. 31, 2011 Maximum Potential Payout/ Notional Years to Maturity 3 to 5 Years [Member] JPY ( ¥)	Mar. 31, 2011 Maximum Potential Payout/ Notional Years to Maturity More than 5 Years [Member] USD ( $)	Mar. 31, 2011 Maximum Potential Payout/ Notional Years to Maturity More than 5 Years [Member] JPY ( ¥)	Mar. 31, 2011 Fair Value Adjustments on Hedges and Derivative Contracts [Member] USD ( $)		Mar. 31, 2011 Fair Value Adjustments on Hedges and Derivative Contracts [Member] JPY ( ¥)		Mar. 31, 2011 Standby Letters of Credit [Member] USD ( $)	Mar. 31, 2011 Standby Letters of Credit [Member] JPY ( ¥)	Mar. 31, 2010 Standby Letters of Credit [Member] JPY ( ¥)
Carrying value, derivative contracts					¥ 2,604,545	[1]	$ 458,989		$ 228,482		$ 129,350		$ 410,289		$ 42,768	[1]	¥ 3,539,472	[1]
Carrying value, Standby letters of credit and other guarantees							2		1		2		98						3	267	340
Maximum Potential Payout /Notional Total, Derivative Contracts	1,227,110	[1]	101,555,634	[1]	72,650,089	[1]		37,985,935		18,909,144		10,705,026		33,955,529
Maximum Potential Payout /Notional Total, Standby letters of credit and other guarantees	$ 103		¥ 8,512		¥ 10,146			¥ 205		¥ 9		¥ 190		¥ 8,108

[1]	Credit derivatives are disclosed in Note 4, "Derivative instruments and hedging activities" and are excluded from "Derivative Contracts".

Segment and Geographic Information (Net Interest Revenue) (Details) In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)	Mar. 31, 2011 Retail [Member] USD ( $)	Mar. 31, 2011 Retail [Member] JPY ( ¥)	Mar. 31, 2010 Retail [Member] JPY ( ¥)	Mar. 31, 2009 Retail [Member] JPY ( ¥)	Mar. 31, 2011 Asset Management [Member] USD ( $)	Mar. 31, 2011 Asset Management [Member] JPY ( ¥)	Mar. 31, 2010 Asset Management [Member] JPY ( ¥)	Mar. 31, 2009 Asset Management [Member] JPY ( ¥)	Mar. 31, 2011 Wholesale [Member] USD ( $)	Mar. 31, 2011 Wholesale [Member] JPY ( ¥)	Mar. 31, 2010 Wholesale [Member] JPY ( ¥)	Mar. 31, 2009 Wholesale [Member] JPY ( ¥)	Mar. 31, 2011 Other (Inc. elimination) [Member] USD ( $)	Mar. 31, 2011 Other (Inc. elimination) [Member] JPY ( ¥)	Mar. 31, 2010 Other (Inc. elimination) [Member] JPY ( ¥)	Mar. 31, 2009 Other (Inc. elimination) [Member] JPY ( ¥)
Non-interest revenue	$ 12,763	¥ 1,056,285	¥ 1,112,034	¥ 356,292	$ 4,705	¥ 389,404	¥ 384,816	¥ 287,750	$ 922	¥ 76,269	¥ 68,280	¥ 56,463	$ 6,454	¥ 534,094	¥ 763,567	¥ (146,522)	$ 682	¥ 56,518	¥ (104,629)	¥ 158,601
Net interest revenue	1,103	91,309	29,381	(20,528)	37	3,029	3,456	4,107	54	4,475	2,085	3,326	1,165	96,442	25,964	(17,108)	(153)	(12,637)	(2,124)	(10,853)
Net revenue	13,866	1,147,594	1,141,415	335,764	4,742	392,433	388,272	291,857	976	80,744	70,365	59,789	7,619	630,536	789,531	(163,630)	529	43,881	(106,753)	147,748
Non-interest expenses	12,535	1,037,443	1,045,575	1,092,892	3,519	291,245	274,915	273,620	673	55,691	51,771	52,409	7,538	623,819	614,349	553,695	805	66,688	104,540	213,168
Income (loss) before income taxes	$ 1,331	¥ 110,151	¥ 95,840	¥ (757,128)	$ 1,223	¥ 101,188	¥ 113,357	¥ 18,237	$ 303	¥ 25,053	¥ 18,594	¥ 7,380	$ 81	¥ 6,717	¥ 175,182	¥ (717,325)	$ (276)	¥ (22,807)	¥ (211,293)	¥ (65,420)

Segment and Geographic Information (Major Components of Income (Loss) Before Income Taxes) (Details) In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)	Mar. 31, 2011 Other (Inc. elimination) [Member] USD ( $)	Mar. 31, 2011 Other (Inc. elimination) [Member] JPY ( ¥)	Mar. 31, 2010 Other (Inc. elimination) [Member] JPY ( ¥)	Mar. 31, 2009 Other (Inc. elimination) [Member] JPY ( ¥)	Mar. 31, 2011 Corporate Items [Member] USD ( $)	Mar. 31, 2011 Corporate Items [Member] JPY ( ¥)	Mar. 31, 2010 Corporate Items [Member] JPY ( ¥)	Mar. 31, 2009 Corporate Items [Member] JPY ( ¥)	Mar. 31, 2010 Noncontrolling Interest and Earnings Losses Equity Investments [Member] JPY ( ¥)	Mar. 31, 2009 Noncontrolling Interest and Earnings Losses Equity Investments [Member] JPY ( ¥)
Net gain (loss) related to economic hedging transactions					$ 28	¥ 2,290	¥ 3,323	¥ 28,032
Realized gain (loss) on investments in equity securities held for operating purposes					2	219	(3,365)	(2,363)
Equity in earnings (loss) of affiliates	40	3,264	288	(1,219)	109	8,996	7,765	(718)
Other					(12)	(985)	(135,725)	(19,838)	(403)	(33,327)	(83,291)	(70,533)
Impairment losses of affiliated companies													2,974	97,880
Total	$ 1,331	¥ 110,151	¥ 95,840	¥ (757,128)	$ (276)	¥ (22,807)	¥ (211,293)	¥ (65,420)

Segment and Geographic Information (Reconciliation of the Combined Business Segments Results Included in the Preceding Table to Nomura's Reported Net Revenue) (Details) In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)
Segment and Geographic Information
Net revenue	$ 13,866	¥ 1,147,594	¥ 1,141,415	¥ 335,764
Unrealized gain (loss) on investments in equity securities held for operating purposes	(204)	(16,896)	9,407	(23,137)
Consolidated net revenue	13,662	1,130,698	1,150,822	312,627
Non-interest expenses	12,535	1,037,443	1,045,575	1,092,892
Consolidated non-interest expenses	12,535	1,037,443	1,045,575	1,092,892
Income (loss) before income taxes	1,331	110,151	95,840	(757,128)
Unrealized gain (loss) on investments in equity securities held for operating purposes	(204)	(16,896)	9,407	(23,137)
Consolidated income (loss) before income taxes	$ 1,127	¥ 93,255	¥ 105,247	¥ (780,265)

Segment and Geographic Information (Geographic Allocation of Net Revenue and Income (Loss) Before Income Taxes from Operations by Geographic Areas, and Long-Lived Assets) (Details) In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)		Mar. 31, 2011 JPY ( ¥)		Mar. 31, 2010 JPY ( ¥)		Mar. 31, 2009 JPY ( ¥)		Mar. 31, 2011 Americas [Member] USD ( $)		Mar. 31, 2011 Americas [Member] JPY ( ¥)		Mar. 31, 2010 Americas [Member] JPY ( ¥)		Mar. 31, 2009 Americas [Member] JPY ( ¥)		Mar. 31, 2011 Europe [Member] USD ( $)		Mar. 31, 2011 Europe [Member] JPY ( ¥)		Mar. 31, 2010 Europe [Member] JPY ( ¥)		Mar. 31, 2009 Europe [Member] JPY ( ¥)		Mar. 31, 2011 Asia and Oceania [Member] USD ( $)		Mar. 31, 2011 Asia and Oceania [Member] JPY ( ¥)		Mar. 31, 2010 Asia and Oceania [Member] JPY ( ¥)		Mar. 31, 2009 Asia and Oceania [Member] JPY ( ¥)		Mar. 31, 2011 Foreign Segments Total [Member] USD ( $)		Mar. 31, 2011 Foreign Segments Total [Member] JPY ( ¥)		Mar. 31, 2010 Foreign Segments Total [Member] JPY ( ¥)		Mar. 31, 2009 Foreign Segments Total [Member] JPY ( ¥)		Mar. 31, 2011 Japan [Member] USD ( $)		Mar. 31, 2011 Japan [Member] JPY ( ¥)		Mar. 31, 2010 Japan [Member] JPY ( ¥)		Mar. 31, 2009 Japan [Member] JPY ( ¥)
Net revenue	$ 1,103		¥ 91,309		¥ 29,381		¥ (20,528)		$ 2,041	[1]	¥ 168,889	[1]	¥ 131,512	[1]	¥ 17,748	[1]	$ 3,107	[1]	¥ 257,135	[1]	¥ 348,829	[1]	¥ (170,718)	[1]	$ 537	[1]	¥ 44,474	[1]	¥ 63,748	[1]	¥ 18,781	[1]	$ 5,685	[1]	¥ 470,498	[1]	¥ 544,089	[1]	¥ (134,189)	[1]	$ 7,977	[1]	¥ 660,200	[1]	¥ 606,733	[1]	¥ 446,816	[1]
Consolidated Net Revenue	13,662	[1]	1,130,698	[1]	1,150,822	[1]	312,627	[1]
Income (loss) before income taxes	1,331		110,151		95,840		(757,128)		53		4,410		3,557		(165,647)		(527)		(43,627)		18,995		(412,222)		(197)		(16,296)		13,036		(81,243)		(671)		(55,513)		35,588		(659,112)		1,798		148,768		69,659		(121,153)
Consolidated income (loss) before income taxes	1,127		93,255		105,247		(780,265)
Long-lived assets	$ 6,153		¥ 509,234		¥ 495,051		¥ 506,628		$ 1,103		¥ 91,295		¥ 94,508		¥ 100,241		$ 1,394		¥ 115,352		¥ 98,223		¥ 62,690		$ 382		¥ 31,642		¥ 32,871		¥ 30,804		$ 2,879		¥ 238,289		¥ 225,602		¥ 193,735		$ 3,274		¥ 270,945		¥ 269,449		¥ 312,893

[1]	There is no revenue derived from transactions with a single major external client.